As Filed with the Securities and Exchange Commission on April 29, 2013
REGISTRATION NO. 033-41628
811-05846

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No 35

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 130

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
(Exact Name of Registrant)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Name of Depositor)

One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481
(Address of Depositor's Principal Executive Offices)

Depositor's Telephone Number: (781) 237-6030

William T. Evers, Assistant Vice President and Senior Counsel
Sun Life Assurance Company of Canada (U.S.)
One Sun Life Executive Park SC 2335
Wellesley Hills, Massachusetts 02481
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☑ immediately upon filing pursuant to paragraph (b) of Rule 485
☐ on (date) pursuant to paragraph (b) of Rule 485
☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐ on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Flexible Premium Deferred Variable Annuity Contracts.

No filing fee is due because an indefinite amount of securities is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

PART A

APRIL 29, 2013
MFS® REGATTA GOLD PROSPECTUS

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals.

You may choose among a number of variable investment options and, when available, fixed interest options. Currently no fixed interest options are available other than those included in our dollar-cost averaging program. (See “Other Programs.”) The variable options are Sub-Accounts in the Variable Account. Each Sub-Account invests in one of the following investment options of the MFS® Variable Insurance Trust and MFS® Variable Insurance Trust II (the “Funds”):

Large-Cap Equity Funds	Specialty/Sector Funds
MFS® Blended Research® Core Equity Portfolio, Initial Class	MFS® Technology Portfolio, Initial Class
MFS® Core Equity Portfolio, Initial Class	MFS® Utilities Portfolio, Initial Class
MFS® Growth Series, Initial Class	Asset Allocation Fund
MFS® Massachusetts Investors Growth Stock	MFS® Total Return Portfolio, Initial Class
Portfolio, Initial Class	Global Asset Allocation Fund
MFS® Value Portfolio, Initial Class	MFS® Global Tactical Allocation Portfolio, Initial Class
Mid-Cap Equity Fund	Money Market Fund
MFS® Mid Cap Growth Series, Initial Class	MFS® Money Market Portfolio, Initial Class
Small-Cap Equity Fund	Intermediate-Term Bond Funds
MFS® New Discovery Portfolio, Initial Class	MFS® Bond Portfolio, Initial Class
International/Global Equity Funds	MFS® Government Securities Portfolio, Initial Class
MFS® Global Growth Portfolio, Initial Class	Multi-Sector Bond Fund
MFS® Global Research Portfolio, Initial Class	MFS® Strategic Income Portfolio, Initial Class
MFS® International Growth Portfolio, Initial Class	High Yield Bond Fund
MFS® International Value Portfolio, Initial Class	MFS® High Yield Portfolio, Initial Class
MFS® Research International Portfolio, Initial Class	World Bond Fund
Emerging Markets Equity Fund	MFS® Global Governments Portfolio, Initial Class
MFS® Emerging Markets Equity Portfolio, Initial Class

Massachusetts Financial Services Company serves as investment adviser to all of the Funds in the MFS® Variable Insurance Trusts.

We have filed a Statement of Additional Information dated April 29, 2013 (the “SAI”) with the Securities and Exchange Commission (the “SEC”), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 43 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below or by telephoning (800) 752-7216. In addition, you can inspect and copy all of our filings at the SEC's public reference facilities at: 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC will provide copies by mail for a fee. The SEC also has a website (www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Please read this Prospectus and the Trust prospectus carefully before investing and keep them for future reference. They contain important information about the Contracts and the Trust.

Any reference in this Prospectus to receipt by us means receipt at the following address: Sun Life Assurance Company of Canada (U.S.), P.O. Box 9133, Wellesley Hills, Massachusetts 02481.

SPECIAL TERMS [INSERT PAGE NUMBER]
PRODUCT HIGHLIGHTS [INSERT PAGE NUMBER]
FEES AND EXPENSES [INSERT PAGE NUMBER]
EXAMPLE [INSERT PAGE NUMBER]
CONDENSED FINANCIAL INFORMATION [INSERT PAGE NUMBER]
THE ANNUITY CONTRACT [INSERT PAGE NUMBER]
COMMUNICATING TO US ABOUT YOUR CONTRACT [INSERT PAGE NUMBER]
Electronic Account Information [INSERT PAGE NUMBER]
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) [INSERT PAGE NUMBER]
THE VARIABLE ACCOUNT [INSERT PAGE NUMBER]
VARIABLE ACCOUNT OPTIONS: THE TRUSTS [INSERT PAGE NUMBER]
THE FIXED ACCOUNT [INSERT PAGE NUMBER]
THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS [INSERT PAGE NUMBER]
Guarantee Periods [INSERT PAGE NUMBER]
Guaranteed Interest Rates [INSERT PAGE NUMBER]
Early Withdrawals [INSERT PAGE NUMBER]
THE ACCUMULATION PHASE [INSERT PAGE NUMBER]
Issuing Your Contract [INSERT PAGE NUMBER]
Amount and Frequency of Purchase Payments [INSERT PAGE NUMBER]
Allocation of Net Purchase Payments [INSERT PAGE NUMBER]
Your Account [INSERT PAGE NUMBER]
Your Account Value [INSERT PAGE NUMBER]
Variable Account Value [INSERT PAGE NUMBER]
Fixed Account Value [INSERT PAGE NUMBER]
Transfer Privilege [INSERT PAGE NUMBER]
Waivers; Reduced Charges; Credits; Bonus Guaranteed Interest Rates [INSERT PAGE NUMBER]
Other Programs [INSERT PAGE NUMBER]
WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT                                                                                                                                                     [INSERT PAGE NUMBER]
Cash Withdrawals [INSERT PAGE NUMBER]
Withdrawal Charge [INSERT PAGE NUMBER]
Alternate Withdrawal Charge [INSERT PAGE NUMBER]
Types of Withdrawals Not Subject to Withdrawal Charge [INSERT PAGE NUMBER]
Market Value Adjustment [INSERT PAGE NUMBER]
CONTRACT CHARGES [INSERT PAGE NUMBER]
Account Fee [INSERT PAGE NUMBER]
Administrative Expense Charge [INSERT PAGE NUMBER]
Mortality and Expense Risk Charge [INSERT PAGE NUMBER]
Premium Taxes [INSERT PAGE NUMBER]
Fund Expenses [INSERT PAGE NUMBER]
Modification in the Case of Group Contracts [INSERT PAGE NUMBER]
DEATH BENEFIT [INSERT PAGE NUMBER]
Amount of Death Benefit [INSERT PAGE NUMBER]
Spousal Continuance [INSERT PAGE NUMBER]
Method of Paying Death Benefit [INSERT PAGE NUMBER]
Selection and Change of Beneficiary [INSERT PAGE NUMBER]
Payment of Death Benefit [INSERT PAGE NUMBER]
Due Proof of Death [INSERT PAGE NUMBER]
THE INCOME PHASE - ANNUITY PROVISIONS [INSERT PAGE NUMBER]
Selection of the Annuitant or Co-Annuitant [INSERT PAGE NUMBER]
Selection of the Annuity Commencement Date [INSERT PAGE NUMBER]
Annuity Options [INSERT PAGE NUMBER]
Selection of Annuity Option [INSERT PAGE NUMBER]
Amount of Annuity Payments [INSERT PAGE NUMBER]
Transfer of Variable Annuity Units [INSERT PAGE NUMBER]
Account Fee [INSERT PAGE NUMBER]
Annuity Payment Rates [INSERT PAGE NUMBER]
Annuity Options as Method of Payment for Death Benefit [INSERT PAGE NUMBER]
OTHER CONTRACT PROVISIONS [INSERT PAGE NUMBER]
Exercise of Contract Rights [INSERT PAGE NUMBER]
Change of Ownership [INSERT PAGE NUMBER]
Death of Participant [INSERT PAGE NUMBER]
Voting of Fund Shares [INSERT PAGE NUMBER]
Reports to Owners [INSERT PAGE NUMBER]
Substitution of Securities [INSERT PAGE NUMBER]
Change in Operation of Variable Account [INSERT PAGE NUMBER]
Splitting Units [INSERT PAGE NUMBER]
Modification [INSERT PAGE NUMBER]
Limitation or Discontinuance of New Participants [INSERT PAGE NUMBER]
Reservation of Rights [INSERT PAGE NUMBER]
Right to Return [INSERT PAGE NUMBER]
TAX CONSIDERATIONS [INSERT PAGE NUMBER]
U.S. Federal Income Tax Considerations [INSERT PAGE NUMBER]
Puerto Rico Tax Provisions [INSERT PAGE NUMBER]
ADMINISTRATION OF THE CONTRACTS [INSERT PAGE NUMBER]
DISTRIBUTION OF THE CONTRACTS [INSERT PAGE NUMBER]
AVAILABLE INFORMATION [INSERT PAGE NUMBER]
STATE REGULATION [INSERT PAGE NUMBER]
LEGAL PROCEEDINGS [INSERT PAGE NUMBER]
FINANCIAL STATEMENTS [INSERT PAGE NUMBER]
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION [INSERT PAGE NUMBER]
APPENDIX A - GLOSSARY [INSERT PAGE NUMBER]
APPENDIX B - WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT [INSERT PAGE NUMBER]
APPENDIX C - CONDENSED FINANCIAL INFORMATION [INSERT PAGE NUMBER]

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the capitalized terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these capitalized terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a capitalized term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

Regatta Gold provides a number of important benefits for your retirement planning. During the Accumulation Phase, you make Payments under the Contract and allocate them to one or more of the Variable Account options or, if available, the Fixed Account options. During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated. The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract also provides a death benefit if you die during the Accumulation Phase.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $5,000 or more ($10,000 or more if you live in California, Maryland, or Texas), and you can make additional Purchase Payments at any time during the Accumulation Phase. Currently, there is no minimum amount required for additional Purchase Payments. However, we reserve the right to limit additional Purchase Payments to at least $1,000. We will not normally accept a Purchase Payment if your Account Value is over $1 million or, if the Purchase Payment would cause your Account Value to exceed $1 million.

Variable Account Options: The Funds

You can allocate your Purchase Payments among Sub-Accounts, each of which invests in a separate securities portfolio of the MFS® Variable Insurance Trust and the MFS® Variable Insurance Trust II, open-end management investment companies registered under the Investment Company Act of 1940.  Massachusetts Financial Services Company (“MFS®”), serves as the investment adviser to the Trusts. The investment returns on the Funds are not guaranteed. You can make or lose money. You may also transfer among the Funds and, if available, the Fixed Account Options.

The Fixed Account Options: The Guarantee Periods

From time to time, we make Fixed Account options available. When we do, you can allocate your Purchase Payments to the Fixed Account and elect to invest in one or more of the available Guarantee Periods. Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish. We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed interest rate permitted by law. Once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, future allocations or transfers into that Guarantee Period will not be permitted. On January 31, 2011, we stopped accepting any new investments (Purchase Payments and transfers) into any Guarantee Periods, other than in connection with our dollar-cost averaging program.

Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

Each year for the first five Account Years, we deduct an annual Account Fee equal to the lesser of $30 or 2% of your Account Value. After the fifth Account Year, we may increase the fee annually, but it will never exceed the lesser of $50 or 2% of your Account Value. During the Income Phase, the annual Account Fee is $30. We will not charge the annual Account Fee if your Account had been allocated only to the Fixed Account during the applicable Account Year, or your Account Value is more than $75,000 on your Account Anniversary.

During the Accumulation Phase, we deduct a mortality and expense risk charge at an annual rate of 1.25% of the average daily value of the Contract invested in the Variable Account. We also deduct an administrative charge at an annual rate of 0.15% of the average daily value of the Contract invested in the Variable Account.

If you take more than a specified amount of money out of your Contract, we assess a withdrawal charge against each Purchase Payment withdrawn. For each Purchase Payment, the withdrawal charge (also known as a “contingent deferred sales charge”) starts at 6% and declines to 0% after the Purchase Payment has been in the Contract for seven years.

Currently, you can make 12 free transfers each year. However, we reserve the right to impose a charge of up to $15 per transfer.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds. The charges vary depending upon which Fund(s) you have selected.

The Income Phase: Annuity Provisions

If you want to receive regular income from your annuity after the Annuity Commencement Date, you can select one of several Annuity Options. You can choose to receive annuity payments from either the Fixed Account or from the available Variable Account options. If you choose to have any part of your annuity payments come from the Variable Account; the dollar amount of the payments may fluctuate with the performance of the Funds. Subject to the maximum Annuity Commencement Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment options.

Death Benefit

If you die before the Contract reaches the Income Phase, the beneficiary will receive a death benefit. The amount of the death benefit depends upon your age on the Contract Date. If you are 86 or older on your Contract Date, the death benefit is equal to the amount we would pay on a full surrender of your Contract (“Surrender Value”). If you are 85 or younger on your Contract Date, the death benefit pays the greatest of the following amounts: (1) your Account Value on your Death Benefit Date, (2) your Surrender Value on your Death Benefit Date, (3) your Account Value on the Seven-Year Account Anniversary (adjusted for subsequent payments, withdrawals, and charges), or (4) subject to certain limitations, your total Purchase Payments minus withdrawals, plus interest accrued on each payment and each withdrawal at 5% per year.

Withdrawals, Withdrawal Charges and Market Value Adjustment

You can withdraw money from your Contract during the Accumulation Phase. You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge. For any Account Year, this “free withdrawal amount” equals 10% of all Purchase Payments made during the last seven Account Years (including the current Account Year), plus all Purchase Payments we have held for at least seven Account Years. Withdrawals made from the Fixed Account may also be subject to a Market Value Adjustment (see prospectus under “Market Value Adjustment”). You may also have to pay income taxes and tax penalties on money you withdraw.

Right to Return

Your Contract contains a “free look” provision. If you cancel your Contract within 10 days after receiving it (or later if required by your state), we will send you, depending upon the laws of your state, either the full amount of all of your Purchase Payments or your Account Value as of the day we receive your cancellation request in good order. (This amount may be more or less than the original Purchase Payment). We will not deduct a withdrawal charge or a Market Value Adjustment.

Tax Considerations

Your earnings are not taxed until you take them out. If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as ordinary income. If you are younger than 59½ when you take money out, you may be charged a 10% federal tax penalty on taxable amounts.

NOTE ABOUT OTHER ANNUITY CONTRACTS THAT WE OFFER: In addition to the Contract, we currently offer many other forms of annuity contracts with a wide variety of features, benefits and charges. Depending on your circumstances and needs, some of these other contracts may be at lower cost to you. Not all of the annuity contracts that we offer are available in all jurisdictions or through all of the selling agents who offer the contracts. You should consider with your selling agent what annuity contract or financial product is most consistent with your needs and preferences.

If you have any questions about your Contract or need more information, please contact us at:

Sun Life Assurance Company of Canada (U.S.)
P. O. Box 9133
Wellesley Hills, Massachusetts 02481
Toll Free (800) 752-7216
www.sunlife.com/us

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The table below describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses

Maximum Withdrawal Charge (as a percentage of Purchase Payments withdrawn):	6%1

Number of Complete Account Years Since Purchase Payment has been in the Account	0-1	2-3	4-5	6	7 or more

Withdrawal Charge	6%	5%	4%	3%	0%

Maximum Fee Per Transfer (currently $0):	$152

Premium Taxes (as a percentage of Account Value or total Purchase Payments):	0% - 3.5%3

The tables below describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Account Fee	$ 504

Variable Account Annual Expenses (as a percentage of average daily net Variable Account assets)

Mortality and Expense Risk Charge:	1.25%
Administrative Expenses Charge:	0.15%

Total Variable Account Annual Expenses:	1.40%

The table below shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.58%	1.35%

The expenses shown, which include any acquired fund fees and expenses, are those incurred for the year ended December 31, 2012, and were provided by the Funds. We have not independently verified the accuracy of the Fund expense information. Current or future expenses may be greater or less than those shown. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the Fund prospectuses.

1
A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment has been in your Account for seven Account Years, it may be withdrawn free of the withdrawal charge. (See “Withdrawal Charge.”)

2
Currently, we impose no fee upon transfers; however, we reserve the right to impose a fee of up to $15 per transfer. We do impose certain restrictions upon the number and frequency of transfers. (See “Transfer Privilege.”)

3
The premium tax rate and base vary by your state of residence and the type of Certificate you own. Currently, we may deduct premium taxes from Certificate Value upon full surrender (including surrender for the death benefit) or annuitization. (See “Premium Taxes.”)

4
The Annual Account Fee is equal to the lesser of $30 or 2% of your Account Value in Account Years 1 through 5; thereafter, the Annual Account Fee may be changed annually but it will never exceed the lesser of $50 or 2% of your Account Value. The Annual Account Fee is waived if your Account Value has been allocated only to the Fixed Account for the applicable Account Year or if your Account Value is $75,000 or more on your Account Anniversary. (See “Account Fee.”)

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. For purpose of converting the annual contract fee to a percentage, the Example assumes an average Contract size of $30,000. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$841	$1,266	$1,748	$3,212

(2)	If you annuitize your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$288	$883	$1,504	$3,212

(3)	If you do not surrender your Contract:

1 year	3 years	5 years	10 years

$288	$883	$1,504	$3,212

The fee table and Example should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Your actual expenses may be greater or less than those shown. The Example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower. Similarly, the 5% annual rate of return assumed in the Example is not intended to be representative of past or future investment performance. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

For information concerning compensation paid for the sale of the Contracts, see “Distribution of the Contract.”

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract (“Variable Accumulation Units”) is included in the back of this Prospectus as Appendix C.

THE ANNUITY CONTRACT

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F (the “Variable Account”) offer the Contract on a group basis in connection with retirement plans. We issue an Individual Contract directly to the individual Participant of the Contract. We issue a Group Contract to the Owner covering all individuals participating under the Group Contract. Each individual receives a Certificate that evidences his or her participation under the Group Contract.

In this Prospectus, unless we state otherwise, we refer to participating individuals under Group Contracts as “Participants” and we address Participants as “you”; we use the term “Contracts” to include Group Contracts and Certificates issued under Group Contracts. For the purpose of determining benefits under the Contracts, we establish an Account for each Participant, which we will refer to as “your” Account or a “Participant Account.”

Your Contract provides a number of important benefits for your retirement planning.

•
It has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you make Purchase Payments under the Contract and allocate them to one or more of the Variable Account options or, if available, the Fixed Account options. During the Income Phase, we make payments based on the amount you have accumulated. Annuity payments can be fixed or variable. When you choose variable options, you assume the investment risk. When you choose fixed options, we assume the investment risk.

•
It also has tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral. Tax-qualified plans provide tax-deferral without the need for purchasing an annuity contract.

•	It provides a death benefit if the Annuitant dies during the Accumulation Phase.

•	If you so elect, during the Income Phase, it provides payments to you or someone else for life or for another period that you choose.

The Contract is designed for use in connection with personal retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or non-trusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as “Qualified Contracts,” and all others as “Non-Qualified Contracts.” A qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

COMMUNICATING TO US ABOUT YOUR CONTRACT

You may submit transaction requests or otherwise communicate with us in writing or by telephone. All materials sent to us, including Purchase Payments, must be sent to us at our mailing address as set forth on the first page of this Prospectus. For all telephone communications, you must call (800) 752-7216. In addition, the authorized registered representative of the broker-dealer of record may submit transfer requests on your behalf in writing, by telephone, or over the Internet on our broker website. To use the broker website, the registered representative must first consent to our online terms of use. (See “Requests for Transfers” under “Transfer Privilege.”)

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our mailing address or at (800) 752-7216. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time. In some cases, receipt of financial transactions by the broker-dealer of record will be deemed to be constructive receipt by us. This would include only cases where we have a specific agreement with the broker-dealer that provides for this treatment and the broker-dealer electronically forwards to us the request promptly after the end of the Business Day on which it receives the request in good order. In such cases, financial transactions received by us in good order will be priced that Business Day, provided the broker-dealer received the request before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. For information about whether we have this type of arrangement with your broker-dealer, you may call us at the above number.

Certain methods of contacting us, such as by telephone or over the Internet, may be unavailable or delayed. Any computer or telephone system (including yours, ours, and your registered representative’s) can experience delays or outages that may delay or prevent us from processing your request. While we have taken reasonable precautions to allow our systems to accommodate heavy usage, we do not guarantee access or reliability under all circumstances. If you experience delays or an outage, you may submit your request to us in writing to our mailing address, as set forth at the beginning of this Prospectus.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

Electronic Account Information

Contract Owners may elect to receive prospectuses, transaction confirmations, reports and other communications in electronic format, instead of receiving paper copies of these documents. To enroll in this optional electronic delivery service Contract Owners must register and log on to our Internet customer website at https://customerlink.sunlife-usa.com. First-time users of this website can enroll in this electronic delivery service by selecting “eDeliver Documents” when registering to use the website. If you are already a registered user of this website, you can enroll in the electronic delivery service by logging on to your account and selecting “eDeliver Documents” on the “Update Profile” page. The electronic delivery service is subject to various terms and conditions, including a requirement that you promptly notify us of any change in your e-mail address, in order to avoid any disruption of deliveries to you. You may obtain more information and assistance at the above-mentioned internet location or by writing us at our mailing address or by telephone at (800) 752-7216.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. The address for our Executive Office is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. (“Sun Life Financial”). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

Sun Life Financial has announced the execution of a definitive agreement  to sell its United States domestic annuity business and certain of its United States life insurance businesses to Delaware Life Holdings, LLC (the “Purchaser”) (the “Proposed Transaction”).  The Purchaser is a limited liability company organized under the laws of the State of Delaware.  The Proposed Transaction will include the transfer of all of the issued and outstanding shares of the Company to the Purchaser.  The closing date for the Proposed Transaction is expected to be as soon as May 31, 2013, subject to receipt of all required regulatory approvals as well as satisfaction of other closing conditions.  Although completion of the Proposed Transaction will result in a change in control of the Company, the terms and conditions of your Contract with the Company will not change and you will not need to take any action.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity contracts that we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contracts described in this Prospectus and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. The assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct. All obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company and, as such, are subject to the claims of the Company’s creditors.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund of the MFS® Variable Insurance Trust or the MFS® Variable Insurance Trust II. All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by the Fund with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses and any applicable taxes will, in effect, be made by redeeming the number of Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS: THE TRUSTS

The MFS® Variable Insurance Trust and the MFS® Variable Insurance Trust II (the “Trusts”) are open-end management investment companies registered under the Investment Company Act of 1940.  Massachusetts Financial Services Company (“MFS®”), serves as the investment adviser to the Trusts.

The Trusts are composed of a number of independent portfolios of securities, each of which has separate investment objectives and policies. Shares of the Trusts are issued in a number of investment options (each a “Fund”), each corresponding to one of the portfolios. The Contracts provide for investment by the Sub-Accounts in shares of the Funds of the Trusts. Additional portfolios may be added to the Trusts which may or may not be available for investment by the Variable Account .

Each Fund pays fees to MFS® for its services pursuant to investment advisory agreements. MFS® also serves as investment adviser to each of the funds in the MFS Family of Funds®, and to certain other investment companies established by MFS® and/or us. MFS® Institutional Advisors, Inc., a wholly-owned subsidiary of MFS®, provides investment advice to substantial private clients. MFS® and its predecessor organizations have a history of money management dating from 1924. MFS® operates as an autonomous organization and the obligation of performance with respect to the investment advisory and underwriting agreements is solely that of MFS®. We undertake no obligation in this regard.

MFS® may serve as the investment adviser to other mutual funds which have similar investment goals and principal investment policies and risks as the Fund, and which may be managed by a Fund’s’ portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

The Trusts also offer shares to other separate accounts established by the Company and our New York subsidiary in connection with variable annuity and variable life insurance contracts. Although we do not anticipate any disadvantages to this arrangement, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts investing in the Trusts. A conflict may occur due to differences in tax laws affecting the operations of variable life and variable annuity separate accounts, or some other reason. We and each Trust’s Board of Trustees will monitor events for such conflicts, and, in the event of a conflict, we will take steps necessary to remedy the conflict, including withdrawal of the Variable Account from participation in the Fund which is involved in the conflict or substitution of shares of other Funds or other mutual funds.

More comprehensive information about the Trusts and the management, investment objectives, policies, restrictions, expenses and potential risks of each Fund may be found in the current Trust prospectuses. You should read the Trust prospectuses carefully before investing. The statement of additional information for each of the Trusts is available by calling us at (800) 752-7216.

THE FIXED ACCOUNT

The Fixed Account is made up of all the general assets of the Company other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account, and are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e. rated by a nationally recognized rating service within the four highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS

Guarantee Periods

You may elect one or more Guarantee Period(s) from those we make available from time to time. When available, we may offer Guarantee Periods of different durations; however, we may stop offering some or all Guarantee Periods at any time. Once we stop offering a Guarantee Period for a particular duration, allocations or transfers into that Guarantee Period will not be permitted.

Effective January 31, 2011, we stopped accepting any additional amounts for allocation to certain Guarantee Periods, regardless of when the Contract was issued. Under this change, all Guarantee Periods were closed to new amounts from:

•	initial or subsequent Purchase Payments you may make, except for Purchase Payments that you allocate to our dollar-cost averaging program;

•	transfers of Account Value into a Guarantee Period from any other Guarantee Period or Sub-Account; and

•	any other new allocation of money.

Any of your Account Value held in a Guarantee Period on January 31, 2011, will not be affected by our closing the Guarantee Periods to new amounts. At the end of that Guarantee Period, unless you instruct us otherwise, we will automatically renew your Guarantee Period allocation into a new Guarantee Period of the same duration as the last Guarantee Period. (See “Renewals” under “Fixed Account Value.”) Although we have the discretion to once again make new Guarantee Periods available for new allocations, we do not have any current intention to do so.

Because we are not currently offering new Guarantee Periods in connection with our Secured Future Program, that program is no longer available to those who are not already participating in it. (See “Secured Future Program” under “Other Programs.”)

Guaranteed Interest Rates

We publish Guaranteed Interest Rates for each Guarantee Period offered. We may change the Guaranteed Interest Rates we offer from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate permitted by state law. Also, once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.

We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest with amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

We may from time to time at our discretion offer interest rate specials for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

Early Withdrawals

Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers, and commencement of an annuity, may be subject to a Market Value Adjustment, which could increase the value of your Account. (See “Withdrawals, Withdrawal Charges and Market Value Adjustment.”)

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make Purchase Payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or the Annuitant dies before the Annuity Commencement Date.

Issuing Your Contract

When you purchase a Contract, a completed Application and the initial Purchase Payment are sent to us for acceptance. When we accept a Group Contract, we issue the Contract to the Owner; we issue a Certificate to you as a Participant when we accept your Application.

We will credit your initial Purchase Payment to your Account within two Business Days of receiving your completed Application, in good order. If your Application is not in good order, we will notify you. If we do not have the necessary information to complete the Application within five Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is in good order. Once the Application is in good order, we will then apply the Purchase Payment within two Business Days.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $5,000 ($10,000 if you live in California, Maryland or Texas), and, although there is currently no minimum amount for additional Purchase Payments, we reserve the right to limit each additional Purchase Payment to at least $1,000. In addition, unless we have given our approval in advance, we will not accept a Purchase Payment if your Account Value is over $1 million, or if the Purchase Payment would cause your Account Value to exceed $1 million. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase.

Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods currently available.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. Your allocation factors will remain in effect as long as your selected Sub-Accounts and Guarantee Periods continue to be available for investment. You may, however, change the allocation factors for future Purchase Payments by sending us notice of the change in a form acceptable to us. We will use your new allocation factors for Purchase Payments we receive with or after we have received notice of the change until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments (see “Premium Taxes”). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the two components of your Contract: the Variable Account portion of your Contract (“Variable Account Value”) and the Fixed Account portion of your Contract (“Fixed Account Value”). These two components are calculated separately, as described below under the headings “Variable Account Value” and “Fixed Account Value.”

Variable Account Value

Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is generally 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a “Business Day.” The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a Valuation Period. On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor, which we call the Net Investment Factor, which represents the net return on the Sub-Account’s assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account’s Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Series share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Series during the Valuation Period, by (2) the net asset value per share of the Series share at the end of the previous Valuation Period; we then deduct a factor representing the asset-based insurance charge (the mortality and expense risk charge and administrative expense charge) for each day in the Valuation Period.

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

The Guarantee Period begins the day we apply your allocation and ends when the number of calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Expiration Date. Guarantee Periods may not always be available for allocation. (See “Fixed Account Options: The Guarantee Periods.”)

Crediting Interest

We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis. You can find out about our current Guaranteed Interest Rates by calling us at (800) 752-7216.

Guarantee Amounts

Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. Renewals into a Guarantee Period that will extend beyond your maximum Annuity Commencement Date will result in the application of a Market Value Adjustment upon annuitization or withdrawal. We reserve the right to limit each new allocation to a Guarantee Period to at least $1,000.

Renewals

We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. If you would like to change your Fixed Account option, we must receive from you prior to the Renewal Date:

•	written notice electing a different Guarantee Period from among those we then offer, or

•	written instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract. (See “Transfer Privilege.”)

If we receive no instructions from you prior to the Renewal Date, we will automatically renew your Fixed Account allocation into a new Guarantee Period of the same duration as the last Guarantee Period. A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. In that case, unless you notify us otherwise, we will automatically transfer your Guarantee Amount into the next available Guarantee Period.

Early Withdrawals

If you withdraw, transfer, or annuitize an allocation from a Guarantee Period more than 30 days prior to the Expiration Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase of your Account Value, depending on interest rates at the time. (See “Withdrawals, Withdrawal Charges, and Market Value Adjustment.”)

Transfer Privilege

Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:

•	you may not make more than 12 transfers in any Account Year;

•	the amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

•	at least 30 days must elapse between transfers to or from Guarantee Periods;

•	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

•	we impose additional restrictions on market timers, which are further described below. (See “Short-Term Trading.”)

These restrictions do not apply to transfers made under any optional program. (See “Other Programs.”)

We reserve the right to waive these restrictions and exceptions at any time, as discussed under “Short-Term Trading,” or to change them. Any change will be applied uniformly. We will notify you of any change prior to its effectiveness.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Transfers out of a Guarantee Period occurring more than 30 days before the Renewal Date or any time after the Expiration Date or any time after the Expiration Date will be subject to the Market Value Adjustment described under “Withdrawals, Withdrawal Charges and Market Value Adjustment.” We will notify you of any change in writing prior to its effectiveness. Under current law there is no tax liability for transfers.

Requests for Transfers

You, your authorized registered representative of the broker-dealer of record, or another authorized third party may request transfers in writing or by telephone. Registered representatives of broker-dealer firms that have entered into selling agreements with us may, on behalf of their clients, submit transfer requests electronically over the Internet on our broker website. To use this electronic transfer service, a registered representative must agree to our online terms of use. You can contact us by telephone at (800) 752-7216 to identify broker-dealers with registered representatives that use this service.

If a written, telephone, or electronic transfer request is received before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m., the transfer will be priced that day. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We have established procedures reasonably designed to confirm that instructions communicated to us by telephone or electronically are genuine. These procedures may require any person requesting a transfer made by telephone or electronically to provide personal identifying information. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

We reserve the right to deny any and all transfer requests made by telephone or electronically and to require that certain transfer requests be submitted in writing. A transfer request may be denied if it is not in good order or if it does not comply with the terms of our short-term trading policy or the trading policy of a fund involved in the transfer. If an electronic or a telephone transfer request is denied, we will immediately notify you and your authorized registered representative.

We also reserve the right to suspend, modify, restrict, or terminate the telephone or electronic transfer privilege at any time. Your ability (or the ability of your authorized registered representative or another authorized third party) to request transfers by telephone and/or electronically may also be limited due to circumstances beyond our control, such as during system outages or periods of high volume.

A transfer request will be priced at the Variable Accumulation Unit value next determined at the close of the Business Day if we receive your transfer request, in good order, before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be priced on the next Business Day.

No more than one transfer request of Account Values may be made on the same Business Day regardless of whether the request is made by you, your authorized registered representative, or another authorized third party, and regardless of whether the request is submitted in writing, by telephone, or electronically. The Company has established reasonable procedures for handling multiple transfer requests received on the same Business Day, including processing the first transfer request received in good order on a Business Day (unless otherwise cancelled in accordance with the cancellation procedures described in the next paragraph).

You, your authorized registered representative, or another authorized third party may cancel a transfer request by contacting us by telephone at (800) 752-7216 before the end of the Business Day during which the transfer request was submitted. We may also permit your authorized registered representative to request cancellation of a transfer request electronically over the Internet, provided we receive the electronic request before the end of the Business Day during which the transfer request was submitted.

Short-Term Trading

The Contracts are not designed for short-term trading. If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Participants and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Participants or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to the Participants. Short-term trading can increase costs for all Participants as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies.

The Company has policies and procedures to limit the number and frequency of transfers of Account Value. The Company also reserves the right to charge a fee for transfers to discourage frequent trading. In no event will the total charge assessed in connection with a transfer, that includes this fee as well as any charge that we may assess on a permitted transfer of Account Value among Sub-Accounts (see “Permitted Transfers,” above), exceed the maximum fee per transfer presented in the table of “Fees and Expenses” in this Prospectus.

Short-term trading activities whether by the Participant or a third party authorized to initiate transfer requests on behalf of Participant(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under “Permitted Transfers,” such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We impose additional administrative restrictions on third parties that engage in transfers of Account Values on behalf of multiple Participants at one time. Specifically, we limit the form of such large group transfers to fax or mail delivery only, require the third party to provide us with advance notice of any possible large group transfer so that we can have additional staff ready to process the request, and require that the amount transferred out of a Sub-Account for each Participant be equal to 100% of that Participant’s value in the Sub-Account. In the last situation, we will not transfer any of the Sub-Account value. Instead, we will deem the request not in good order and immediately notify you.

We will provide you written notification of any restrictions imposed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund and other shareholders, in the following instances:

•	when a new broker of record is designated for the Contract;

•	when the Participant changes;

•	when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;

•	when necessary in our view to avoid hardship to a Participant; or

•	when underlying Funds are dissolved or merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Participants to certain risks. The short-term trading could increase costs for all Participants as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Participants could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

Funds’ Shareholder Trading Policies

In addition to the restrictions that we impose (as described under “Permitted Transfers” and “Short-Term Trading”), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Fund’s shares. These policies (the “Funds’ Shareholder Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds’ Shareholder Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their Shareholder Trading Policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount you cause to be deposited into a Fund (including by way of Purchase Payments and transfers under your Contract) or removed from the Fund (including by way of withdrawals and transfers under your Contract). If a Fund identifies you as having violated the Fund’s Shareholder Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by you (or a third party acting on your behalf) in respect of that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if you do not comply with any Fund’s Shareholder Trading Policies, you (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund. You should review and comply with each Fund’s Shareholder Trading Policies, which are disclosed in the Funds’ current prospectuses.

Funds may differ significantly as to such matters as: (a) the amount, format, and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described under “Permitted Transfers” and under “Short-Term Trading.” Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, you could be deprived of potentially valuable flexibility to make transactions with respect to that Fund. For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers. If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as a variable investment option.

Waivers; Reduced Charges; Credits; Bonus Guaranteed Interest Rates

We may reduce or waive the withdrawal charge or annual Account Fee, credit additional amounts, or grant bonus Guaranteed Interest Rates in certain situations. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions (“Eligible Employees”) and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see “Withdrawals, Withdrawal Charges and Market Value Adjustment.”

Other Programs

You may participate in any of the following optional programs free of charge. Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 transfers per year allowed under the section entitled “Transfer Privilege.”

Dollar-Cost Averaging

You may select a dollar-cost averaging program at no extra charge by allocating a minimum amount to a designated Sub-Account or to a Guarantee Period we make available in connection with the program. (We reserve the right to limit minimum investments to at least $1,000.)

Dollar-cost averaging allows you to invest gradually over time. Each month or quarter, as you select, we will transfer the same amount automatically to one or more Sub-Accounts that you choose. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned. If you elected to participate in dollar-cost averaging when you purchased your Contract, then all future Purchase Payments will be allocated to dollar-cost averaging, unless you specify otherwise.

Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program.

No Market Value Adjustment will apply to amounts automatically transferred from the Fixed Account under the dollar-cost averaging program, except that if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Money Market Sub-Account, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any allocation of a new Purchase Payment to the program will be treated as commencing a new dollar-cost averaging program and may be subject to the $1,000 minimum investment limit.

The main objective of a dollar-cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. Since you transfer the same dollar amount to the Sub-Accounts at set intervals, dollar cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not insure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods pursuant to the dollar-cost averaging program.

Asset Allocation

One or more asset allocation programs may be available in connection with the Contracts, at no extra charge. Asset allocation is the process of investing in different asset classes - such as equity funds, fixed income funds, and money market funds - depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

We have no discretionary authority or control over your investment decisions. We do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.

Currently, you may select one of the available asset allocation models, each of which represents a combination of Sub-Accounts with a different level of risk. These models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure. We may add or delete programs in the future.

Our asset allocation programs are “static” programs. That is to say, if you elect an asset allocation program, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose. While we will not alter the Sub-Account allocation percentages used in any asset allocation model, your asset allocation model and allocation weightings could be affected by mergers, liquidations, fund substitutions or closures.

You will not be provided with information regarding the periodic updates to models that we may offer to new Contract purchasers. Any new models will only be offered to Contracts issued on or after the date the new model goes into effect or to Participants who elect an asset allocation program on or after that date. Participants of any existing asset allocation programs may make an independent decision to change their asset allocations at any time. You should consult your financial adviser periodically to consider whether the model you have selected is still appropriate for you.

Systematic Withdrawal and Interest Out Programs

You may select our Systematic Withdrawal Program or our Interest Out Program. Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will process them automatically. Under the Interest Out Program, we automatically pay to you, or reinvest, interest credited for all Guarantee Periods you have chosen. Withdrawals under these programs may be subject to surrender charges and a Market Value Adjustment. They may also be included as income and subject to a 10% federal tax penalty. You should consult a qualified tax professional before choosing these options. We reserve the right to limit the election of either of these programs to Contracts with a minimum Account Value of $10,000.

You may change or stop either program at any time, by written notice to us or other means approved by us.

Portfolio Rebalancing Program

Under the Portfolio Rebalancing Program, we transfer funds among the Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

No transfers to or from any Guarantee Period are permitted while this program is in effect.

Secured Future Program

Under the Secured Future Program, at issue, we divide your initial Purchase Payment between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer, and we allocate to that Guarantee Period the portion of your Purchase Payment necessary so that at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your initial Purchase Payment, less the amount of any Contract charges that have been deducted from the Fixed Account. The remainder of the original Purchase Payment will be invested in Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your Purchase Payment (assuming no withdrawals or transfers), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen. The Secured Future Program is subject to availability. Your Secured Future Program terminates at the end of the Guarantee Period and is not renewable into a new Guarantee Period. The Secured Future Program is not available when Guarantee Periods are not being offered. (See “The Fixed Account Options: The Guarantee Periods.”)

WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT

Cash Withdrawals

Requesting a Withdrawal

At any time during the Accumulation Phase you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our mailing address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge (see “Withdrawal Charge”) and withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment. (See “Market Value Adjustment.”) Upon request we will notify you of the amount we would pay in the event of a full or partial withdrawal. Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax. (See “Tax Considerations.”) You should carefully consider these tax consequences before requesting a cash withdrawal.

Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows: We start with your Account Value at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee, if applicable, for the Account Year in which the withdrawal is made; we add the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally, we deduct any applicable withdrawal charge.

A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract.

Partial Withdrawals

Unless you specify otherwise, when you request a partial withdrawal, we will pay you the amount specified in your request adjusted by any applicable charges and/or Market Value Adjustment and then reduce the value of your Account by the amount of the withdrawal.

You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Period to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your Account Value at the end of the Valuation Period during which we receive your request.

Partial withdrawals may affect the death benefit amount. (See “Amount of Death Benefit.”)

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal (i.e., a surrender of your Contract).

Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within seven days after we receive your withdrawal request, except in cases where we are permitted to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

•	when the New York Stock Exchange is closed (except weekends and holidays) or when the SEC determines trading on the New York Stock Exchange is restricted;

•
when the SEC determines that an emergency exists and that it is not reasonably practical (i) to dispose of securities held in the variable Account or (ii) to determine the value of the net assets of the Variable Account; or

•	when an SEC order permits us to defer payment for the protection of Participants.

If, pursuant to SEC rules, the Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the Money Market Sub-Account until the Fund is liquidated. We also may defer payment of amounts you withdraw from the Fixed Account for up to six months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. (See “Tax Considerations - Tax-Sheltered Annuities.”)

When you make a withdrawal, we consider the oldest Purchase Payment that you have not already withdrawn to be withdrawn first, then the second oldest Purchase Payment, and so forth. Once all Purchase Payments are withdrawn, the balance withdrawn is considered to be accumulated value.

Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a “contingent deferred sales charge”) on certain amounts you withdraw. We impose this charge primarily to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

If you purchased your Contract before November 1994, or if your state does not permit our current withdrawal charge, we use the Alternate Withdrawal Charge, described below.

The withdrawal charge will never be greater than 6% of the aggregate amount of Purchase Payments you make under the Contract.

We may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will only apply to Accounts established after the date of the modification.

Free Withdrawal Amount

In each Account Year you may withdraw a portion of your Account Value, which we will call the “free withdrawal amount,” before incurring the withdrawal charge. For any year, the free withdrawal amount is equal to (1) 10% of the amount of all Purchase Payments you have made during the last seven Account Years, including the current Account Year (the “Annual Withdrawal Allowance”), plus (2) the amount of all Purchase Payments made before the last seven Account Years that you have not previously withdrawn. Any portion of the Annual Withdrawal Allowance that you do not use in an Account Year is cumulative, that is, it is carried forward and available for use in future years.

For convenience, we refer to Purchase Payments made during the last seven Account Years (including the current Account Year) as “New Payments,” and all Purchase Payments made before the last seven Account Years as “Old Payments.”

For example, assume you wish to make a withdrawal from your Contract in Account Year 10. You made an initial Purchase Payment of $10,000 in Account Year 1, you made one additional Purchase Payment of $8,000 in Account Year 8, and you have made no previous withdrawals. Your Account Value in Account Year 10 is $35,000. The free withdrawal amount for Account Year 10 is $19,400, calculated as follows:

•	$800, which is the Annual Withdrawal Allowance for Account Year 10 (10% of the $8,000 Purchase Payment made in Account Year 8, the only New Payment); plus

•
$8,600, which is the total of the unused Annual Withdrawal Allowances of $1,000 for each of Account Years 1 through 7 and $800 for each of Account Years 8 and 9 that are carried forward and available for use in Account Year 10; plus

•	$10,000, which is the amount of all Old Payments that you have not previously withdrawn.

Withdrawal Charge on Purchase Payments

If you withdraw more than the free withdrawal amount in any Account Year, we consider the excess amount to be withdrawn first from New Payments that you have not previously withdrawn. We impose the withdrawal charge on the amount of these New Payments. Thus, the maximum amount on which we will impose the withdrawal charge in any year will never be more than the total of all New Payments that you have not previously withdrawn.

The amount of your withdrawal, if any, that exceeds the total of the free withdrawal amount plus the aggregate amount of all New Payments not previously withdrawn, is not subject to the withdrawal charge.

Order of Withdrawal

New Payments are withdrawn on a first-in first-out basis until all New Payments have been withdrawn. For example, assume the same facts as in the example above. In Account Year 10 you wish to withdraw $25,000. We attribute the withdrawal first to the free withdrawal amount of $19,400, which is not subject to the withdrawal charge. The remaining $5,600 is withdrawn from the Purchase Payment made in Account Year 8 (the only New Payment) and is subject to the withdrawal charge. The $2,400 balance of the Account Year 8 Purchase Payment will remain in your Account. If you make a subsequent $5,000 withdrawal in Account Year 10, $2,400 of that amount will be withdrawn from the remainder of the Account Year 8 Purchase Payment and will be subject to the withdrawal charge. The other $2,600 of your withdrawal (which exceeds the amount of all New Payments not previously withdrawn) will not be subject to the withdrawal charge.

Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Account Years the Purchase Payment has been held in your Account, including the year in which you made the Purchase Payment, but not the year in which you withdraw it. Each Purchase Payment begins a new seven-year period and moves down a declining surrender charge scale at each Account Anniversary. Purchase Payments received during the current Account Year will be charged 6% if withdrawn. On your next scheduled Account Anniversary, that Purchase Payment along with any other Purchase Payments made during that Account Year, will be considered to be in their second Account Year and will have a 5% withdrawal charge. On the next Account Anniversary, these Purchase Payments will move into their third Account Year and will have a withdrawal charge of 5%. The withdrawal charge decreases according to the number of Account Years the Purchase Payment has been in your Account. The declining withdrawal charge scale is as follows:

Number of Account Years Purchase Payment has been in your Account	Withdrawal Charge
0-1	6%
2-3	5%
4-5	4%
6	3%
7 or more	0%

For example, using the same facts as in the example in “Free Withdrawal Amount” above, the percentage applicable to the withdrawals in Account Year 10 of Purchase Payments made in Account Year 8 would be 5%, because the number of Account Years the Purchase Payments have been held in your Account would be 2. You may want to consider deferring a withdrawal because withdrawal charges decline the longer the Purchase Payment is held in your Account.

For additional examples of how we calculate withdrawal charges, see Appendix B.

Alternate Withdrawal Charge

If you purchased your Contract before November 1994, or if your state does not permit the withdrawal charge described above, we will impose the withdrawal charge as follows:

Free Withdrawal Amount

In each Account Year you may withdraw a portion of your Account Value, which we will call the “free withdrawal amount,” before incurring the withdrawal charge. For any year, the free withdrawal amount is equal to (1) 10% of the amount of all Purchase Payments you have made during the last seven Account Years, including the current Account Year (the “Annual Withdrawal Allowance”), plus (2) the amount of all Purchase Payments made before the last seven Account Years that you have not previously withdrawn. The Annual Withdrawal Allowance is not cumulative; any portion of the Annual Withdrawal Allowance that you do not use in an Account Year will not be carried forward or available for use in future years.

For convenience, we refer to Purchase Payments made during the last seven Account Years (including the current Account Year) as “New Payments,” and all Purchase Payments made before the last seven Account Years as “Old Payments.” Your Account Value minus New Payments and Old Payments is called “accumulated value.”

Order of Withdrawal

When you make a withdrawal, we consider the oldest Payment that you have not already withdrawn to be withdrawn first, then the next oldest, and so forth. Once all Old Payments and New Payments are withdrawn, the balance withdrawn is considered to be accumulated value.

Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Account Years the Purchase Payment has been held in your Account, including the year in which you made the Purchase Payment, but not the year in which you withdraw it. Each Purchase Payment begins a new seven-year period and moves down a declining surrender charge scale at each Account Anniversary. Purchase Payments received during the current Account Year will be charged 6% if withdrawn. On your next scheduled Account Anniversary, that Purchase Payment along with any other Purchase Payments made during that Account Year, will be considered to be in their second Account Year and will have a 5% withdrawal charge. On the next Account Anniversary, these Purchase Payments will move into their third Account Year and will have a withdrawal charge of 5%. The withdrawal charge decreases according to the number of Account Years the Purchase Payment has been in your Account. The declining withdrawal charge scale is as follows:

Number of Account Years Purchase Payment has been in your Account	Withdrawal Charge
0-1	6%
2-3	5%
4-5	4%
6	3%
7 or more	0%

For additional examples of how we calculate the Alternate Withdrawal Charge, see Appendix B. You may want to consider deferring a withdrawal because withdrawal charges decline the longer the Purchase Payment is held in your Account.

Types of Withdrawals Not Subject to Withdrawal Charge

We do not impose a withdrawal charge on withdrawals from the Accounts of (a) our employees, (b) employees of our affiliates, or (c) licensed insurance agents who sell the Contracts. We also may waive withdrawal charges with respect to Purchase Payments derived from the surrender of other annuity contracts we issue.

Nursing Home Waiver

We will waive the withdrawal charge for a full withdrawal if:

•	the nursing home waiver is approved in the state of issue;

•	at least one year has passed since we issued your Contract; and

•	you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state.

An “eligible nursing home” means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us evidence of confinement in the form we determine. To find out where the nursing home waiver is approved, you can call us at (800) 752-7216.

Other Withdrawals

We do not impose the withdrawal charge:
•	on amounts you apply to provide an annuity;
•	on amounts we pay as a death benefit;
•	amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account; or
•	on any amounts transferred as a part of an optional program.

Market Value Adjustment

Market Value Adjustments only apply to Contracts investing in the Fixed Account and are only applicable to Contracts that have allocated money to the Fixed Account Guarantee Period options that we make available from time to time.

If permitted under the laws of your state, we will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar cost averaging program.

We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is, to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

A Market Value Adjustment may increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal to the balance of your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is lower than your Guaranteed Interest Rate, the Market Value Adjustment is likely to increase your Account Value.

Effective March 19, 2012, we have amended your Contract or Certificate by limiting (i.e., putting a “floor” on) any downward Market Value Adjustment that might be applied after March 19, 2012, to withdrawals or transfers out of a Guarantee Period. The “floor” ensures that, if you withdraw or transfer money from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period, we will not apply a Market Value Adjustment that would reduce the amount withdrawn before the deduction of any applicable Contract charges. We will, however, continue to apply any positive Market Value Adjustment that would increase the amount withdrawn.

We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

(1 + I	)	N/12	- 1
1 + J

where:

I	is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

J
is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer; and

N	is the number of complete months remaining in your Guarantee Period.

We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

For examples of how we calculate the Market Value Adjustment, see Appendix B.

CONTRACT CHARGES
Account Fee

During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary, which is the anniversary of the first day of the month after we issue your Contract. In Account Years 1 through 5, the Account Fee is equal to the lesser of (a) $30 and (b) 2% of your Account Value. After Account Year 5, we may change the Account Fee each year, but the Account Fee will never exceed the lesser of (a) $50 and (b) 2% of your Account Value. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.

We will not charge you the annual Account Fee if:

•	your Account Value has been allocated only to the Fixed Account during the applicable Account Year; or

•	your Account Value is more than $75,000 on your Account Anniversary.

If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we will deduct an annual Account Fee of $30 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

Administrative Expense Charge

We deduct an administrative expense charge from the assets of the Variable Account during both the Accumulation Phase and the Income Phase. During the Accumulation Phase, this charge is deducted at an annual effective rate equal to 0.15% of your average daily Variable Account Value. During the Income Phase, this charge is included as part of the total insurance charges deducted from Annuity Unit values. This charge is designed to reimburse us for expenses we incur in administering the Contracts, the Accounts and the Variable Account that are not covered by the annual Account Fee.

Depending on the amount of expenses that we incur, we expect that we may earn a profit from this charge. If so, we may use the profit for any proper corporate purpose, including paying any other expenses in connection with the Contracts or adding to our corporate surplus.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.25%. We assume numerous mortality and expense risks under the Contracts. These risks include, but are not limited to, (1) the risk that arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live; (2) the risk that arises from our contractual obligation to pay a death benefit upon the death of the Annuitant prior to the Annuity Commencement Date, including in cases where the death benefit is greater than a Contract’s Account Value; (3) the risk that our cost of providing benefits according to the terms of any optional death benefit riders will exceed the amount of the charges we deduct for those riders; and (4) the risk that the Account Fee and the administrative expense charge we assess under the Contracts may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover our costs resulting from these and other mortality and expense risks, we will bear the loss. If, as we expect, the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contracts. In setting the rate of this charge, we not only consider our expected mortality and expense risks, but also our objective to earn a profit from the Contracts, after all of the costs, expenses, credits, and benefits we expect to pay in connection with the Contracts.

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if you could be subject to a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses

There are fees and expenses deducted from each Fund of the Trust. These fees and expenses are described in the relevant Fund’s prospectus and related Statement of Additional Information.

Modification in the Case of Group Contracts

We may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Owners. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

DEATH BENEFIT

If the Annuitant dies during the Accumulation Phase, we will pay a death benefit to the designated Beneficiary(ies), using the payment method elected - a single cash payment or one of our Annuity Options. (If you have named more than one Annuitant, the death benefit will be payable after the death of the last surviving of the Annuitants.) If the Beneficiary is not living on your date of death, we will pay the death benefit to the Annuitant, or, if the Annuitant is not then living, in one sum to your estate. We do not pay a death benefit if the Annuitant dies during the Income Phase. However, the Beneficiary will receive any payments provided under an Annuity Option that is in effect.

Amount of Death Benefit

To calculate the amount of your death benefit, we use a “Death Benefit Date.” The Death Benefit Date is the date we receive proof of the Annuitant’s death in an acceptable form (“Due Proof of Death”) if you have elected a death benefit payment method before the Annuitant’s death and it remains effective. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive either the Beneficiary’s election of payment method, or if the Beneficiary is the Annuitant’s spouse, Contract continuation. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period.

The amount of the death benefit is determined as of the Death Benefit Date.

If the Annuitant was 85 or younger on your Contract Date (the date we accepted your first Purchase Payment), the death benefit will be the greatest of the following amounts:

(1)	your Account Value for the Valuation Period during which the Death Benefit Date occurs;

(2)	the amount we would pay if you had surrendered your entire Account on the Death Benefit Date;

(3)
your Account Value on the Seven-Year Anniversary immediately before the Death Benefit Date, adjusted for subsequent Purchase Payments and partial withdrawals and charges made between the Seven-Year Anniversary and the Death Benefit Date; and

(4)
your total Purchase Payments minus the sum of partial withdrawals; interest will accrue daily on each Purchase Payment and each partial withdrawal at a rate equivalent to a rate of 5% per year until the first day of the month following the Annuitant’s 80th birthday, or until the Purchase Payment or partial withdrawal has doubled in amount, whichever is earlier.

If you were 86 or older on your Contract Date, the death benefit is equal to amount (2) above; because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, it may be less than your Account Value.

If the death benefit we pay is amount (2), (3) or (4), your Account Value will be increased by the excess, if any, of that amount over amount (1). Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the Money Market Sub-Account (without the application of a Market Value Adjustment). The Beneficiary may then transfer to the Fixed Account and begin a new Guarantee Period, if we are then currently offering Fixed Account Options.

If your Contract is a traditional Individual Retirement Annuity or a 403(b) TSA annuity, required minimum distributions under the Internal Revenue Code may affect the value of your death benefit. Please refer to “Required Minimum Distribution Requirements for Tax-Sheltered Annuities and Traditional Individual Retirement Annuities” under “TAX CONSIDERATIONS” for more information regarding tax issues that you should consider before choosing a death benefit.

Spousal Continuance

If your spouse is your Beneficiary, upon your death (if you are the Annuitant) your spouse may elect to continue the Contract as the Participant, rather than receive the death benefit. In that case, the death benefit provisions of the Contract will not apply until the death of your spouse (see “Other Contract Provisions - Death of Participant”).

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under “The Income Phase - Annuity Provisions.”

During the Accumulation Phase, you may elect the method of payment for the death benefit. These elections are made by sending us at our mailing address an election form, which we will provide. If no such election is in effect on the date of the Annuitant’s death, the Beneficiary may elect either a single cash payment or an annuity. If you were the Annuitant and the Beneficiary is your spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us a letter of instruction. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, we will pay the death benefit in a single cash payment.

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option (see “The Income Phase - Annuity Provisions”). Neither you nor the Beneficiary may exercise rights that would adversely affect the treatment of the Contract as an annuity contract under the Internal Revenue Code (see “Other Contract Provisions - Death of Participant.”)

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within seven days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

Due Proof of Death

We accept any of the following as proof of any person’s death:

•	an original certified copy of an official death certificate;

•	an original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

•	any other proof we find satisfactory.

THE INCOME PHASE - ANNUITY PROVISIONS

During the Income Phase, we make regular monthly payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described below, under the Annuity Option(s) you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described under “Annuity Options,” and you cannot change the Annuity Option(s) selected. (Also, a Beneficiary receiving payments after the Annuitant’s death under Option B, Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain, may elect to receive the discounted value of the remaining payments in a single sum, as discussed under “Annuity Options.”) You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See “Withdrawals, Withdrawal Charges and Market Value Adjustment.”)

Selection of the Annuitant or Co-Annuitant

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Option(s) refer to the Annuitant as the “Payee.”

Under a Non-Qualified Contract, if you name someone other than yourself as Annuitant, you may also select a Co-Annuitant, who will become the new Annuitant if the original Annuitant dies before the Income Phase. If you have named both an Annuitant and a Co-Annuitant, you may designate one of them to become the sole Annuitant as of the Annuity Commencement Date, if both are living at that time. If you have not made that designation on the 30th day before the Annuity Commencement Date, and both the Annuitant and the Co-Annuitant are still living, the Co-Annuitant will become the Annuitant on the Annuity Commencement Date.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payment.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

•	The earliest possible Annuity Commencement Date is the first day of the second month following your Contract Date.

•
The latest possible Annuity Commencement Date is the first day of the month following the Annuitant’s 95th birthday (“maximum Annuity Commencement Date”) or, if there is a Co-Annuitant, the 95th birthday of the younger of the Annuitant and Co-Annuitant.

•	The Annuity Commencement Date must always be the first day of a calendar month.

You may change the Annuity Commencement Date from time to time by sending us written notice, in a form acceptable to us, with the following additional limitations:

•	We must receive your notice, in good order, at least 30 days before the current Annuity Commencement Date.

•	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70½ (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70½).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both, except that Option E is available only for a Fixed Annuity. We may also agree to other settlement options, at our discretion.

Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

Annuity Option B - Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant’s estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate in effect; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.

Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 5 to 30 years, as you elect. The longer the period you elect, the smaller your monthly payments will be. If payments under this option are paid on a Variable Annuity basis, the Annuitant may elect to receive some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described above for payments to a Beneficiary under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax.

Annuity Option E - Fixed Payments

We hold the portion of your Adjusted Account Value selected for this option at interest, and make fixed payments in such amounts and at such times as you and we may agree. We continue making payments until the amount we hold is exhausted. The final payment will be for the remaining balance and may be less than the previous installments. We will credit interest yearly on the amount remaining unpaid at a rate we determine from time to time, but never less than 3% per year (or a higher rate if specified in your Contract) compounded annually. We may change the rate at any time, but will not reduce it more frequently than once each calendar year. The election of this Annuity Option may result in the imposition of a penalty tax.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

You must specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of annuity payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Options may not be changed once annuity payments begin.

Amount of Annuity Payments

Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day immediately prior to the Annuity Commencement Date and making the following adjustments:

•	We deduct a proportional amount of the annual Account Fee, based on the fraction of the current Account Year that has elapsed.

•	If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change to your Account Value.

•	We deduct any applicable premium tax or similar tax if not previously deducted.

Variable Annuity Payments

Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your adjusted Account Value applied to a Variable Annuity and the “annuity payment rates” in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. See “Annuity Payment Rates.”

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests a transfer among Sub-Accounts). However, the dollar amount of the next Variable Annuity payment, which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit value for the Valuation Period ending just before the date of the payment, will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable annuity payment rates. These will be either (1) the rates in your Contract, which are based on a minimum guaranteed interest rate of 3% per year, compounded annually, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable (see “Annuity Payment Rates”).

Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

Transfer of Variable Annuity Units

During the Income Phase, the Annuitant may transfer Annuity Units from one Sub-Account to another, up to 12 times each Account Year. Any such transfers may be subject to any restrictions or other policies that the Funds have adopted to protect the Funds from short-term trading or other practices that are potentially harmful to the Fund (the “Funds’ Shareholder Trading Policies”). The applicability of the Funds’ Shareholder Trading Policies is the same during the Income Phase as during the Accumulation Phase, and this is discussed in this prospectus under “Funds’ Shareholder Trading Policies.” For the reasons discussed there, you should review and comply with each Fund’s Shareholder Trading Policies, which are disclosed in the Funds’ current prospectuses.

To make a transfer, the Annuitant sends us, at our mailing address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to transfer and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the transfer would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the transfer request.

Before transferring Annuity Units from one Sub-Account to another, the Annuitant should carefully review the relevant Fund prospectus for the investment objectives and risk disclosure of the Fund in which the Sub-Accounts invest.

During the Income Phase, we permit only transfers among Sub-Accounts. No transfers to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account Fee in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments (see “Contract Charges - Account Fee”).

Annuity Payment Rates

The Contract contains annuity payment rate schedules for each Annuity Option described in this Prospectus. These schedules show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (at least 3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract (at least 3% per year, compounded annually). We may change these rates under Group Contracts for Accounts established after the effective date of such change (see “Other Contract Provisions - Modification”).

The annuity payment rates may vary according to the Annuity Option(s) elected and the adjusted age of the Annuitant. The Contract also describes the method of determining the adjusted age of the Annuitant. The mortality table used in determining the annuity payment rates for Options A, B and C is the 1983 Individual Annuitant Mortality Table.

Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of the Annuitant’s death before the Income Phase, as described under the “Death Benefit” section of this Prospectus. In that case, your Beneficiary will be the Annuitant/Payee. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Participant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Annuitant. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the last Annuity Commencement Date, and each Participant, in like manner, may change the ownership interest in a Contract.

A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Death of Participant

If your Contract is a Non-Qualified Contract and you die prior to the Annuitant and before the Annuity Commencement Date, special distribution rules apply. In that case, your Account Value, plus or minus any Market Value Adjustment, must be distributed to your “designated beneficiary” within the meaning of Section 72(s) of the Internal Revenue Code, either (1) as a lump sum within 5 years after your death or (2) if in the form of an annuity, over a period not greater than the life or expected life of the designated beneficiary, with payments beginning no later than one year after your death.

The person you have named as Beneficiary under your Contract, if any, will be the “designated beneficiary.” If the named Beneficiary is not living, the Annuitant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may elect to continue the Contract in his or her own name as Participant. If you were the Annuitant as well as the Participant, your surviving spouse (if the designated beneficiary) may elect to be named as both Participant and Annuitant and continue the Contract; in that case, we will not pay a death benefit and the Account Value will not be increased to reflect the death benefit calculation. In all other cases where you are the Annuitant, the death benefit provisions of the Contract control, subject to the condition that any Annuity Option elected complies with the special distribution requirements described above.

If your spouse elects to continue the Contract (either in the case where you are the Annuitant or in the case where you are not the Annuitant), your spouse must give us written notification within 60 days after we receive Due Proof of Death, and the special distribution rules described above will apply on the death of your spouse.

If you are the Annuitant and you die during the Income Phase, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under the option.

If the Participant is not a natural person, these distribution rules apply on a change in, or the death of, any Annuitant or Co-Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

If yours is a Qualified Contract, any distributions upon your death will be subject to the laws and regulations governing the particular retirement or deferred compensation plan in connection with which the Qualified Contract was issued.

Voting of Fund Shares

To the extent required by law, we will vote all shares held in the Variable Account in accordance with instructions we receive from persons with voting interests in the Funds. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract in which the Owner has reserved this right. During the Income Phase, the Payee (that is, the Annuitant or Beneficiary entitled to receive benefits) is the person having the right to give voting instructions.

Before a vote of the shareholders of a Fund occurs, each person with voting interests in the Fund will receive voting materials from us. We will ask those persons to instruct us on how to vote and to return their respective voting instructions to us in a timely manner. Each such person is permitted to cast votes based on the dollar value of the shares of each Fund that we hold for your Contract in the corresponding Sub-Account. We calculate this value based on the number of Variable Accumulation Units or Variable Annuity Units allocated to your Contract as of the date set by the Fund and the value of each Variable Accumulation Unit or Variable Annuity Unit on that date. We count fractional votes.

We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from person(s) with voting interests in the Fund. Because of this method of proportional voting, a small number of persons with voting interests in the Fund may determine the outcome of a shareholder vote. If, however, we determine that we are permitted to vote the Fund shares in our own right, then we may do so.

Note: Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular retirement plan and under the Investment Company Act of 1940. Employees who contribute to retirement plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such retirement plans may also provide the additional extent, if any, to which an Owner shall follow voting instructions of persons with rights under those plans. If no voting instructions are received from any such person with respect to a particular Contract, the Owner may instruct us as to how to vote the number of Fund shares for which instructions may be given.

Reports to Owners

We will send you, by regular U.S. mail, confirmation of all Purchase Payments (including any interest credited), withdrawals, (including any withdrawal charges, negative market value adjustments, and federal taxes on withdrawals), minimum distributions, death benefit payments, and transfers (excluding dollar-cost averaging transfers). Such confirmations will be sent within two business days after the transaction occurs.

In addition, within five business days after each calendar quarter, we will send you a statement showing your current Account Value, death benefit value, and investment allocation by asset class. Each quarterly statement will detail transactions that occurred during the last calendar quarter including Purchase Payments, annuity payments, transfers (including dollar-cost averaging transfers), partial withdrawals, systematic withdrawals, minimum distributions, portfolio rebalancing, asset reallocations, interest credited on fixed accounts, and annual contract fees assessed.

We will also send you annual and semi-annual reports of the funds in which you are invested, including a list of investments held by each portfolio as of the current date of the report.

If you have enrolled in the electronic delivery service and consented to receive documents electronically, we will send you an email at the address you provided notifying you when we have posted your confirmations, statements, and reports on our website.

It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

Substitution of Securities

Shares of any or all Funds of the Trust may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contracts. We may also substitute shares of another Fund or shares of another registered open-end investment company or unit investment trust for the shares held in any Sub-Account, provided that the substitution has been approved, if required, by the SEC. You will receive notice of any such Fund changes that affect your Contract by a supplement to this Prospectus.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may supplement this Prospectus to reflect the change and take such other action as we deem necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contracts. Any changes we make by splitting or combining Variable Accumulation Unit values must comply with federal securities laws and regulations.

Modification

Upon notice to the Owner and Participant(s), (or the Payee(s) during the Income Phase), we may modify the Contract if such modification is consistent with federal securities laws and regulations and: (1) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (2) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (3) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see “Change in Operation of Variable Account”); (4) provides additional Variable Account and/or fixed accumulation options; or (5) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may supplement this Prospectus to reflect such modification.

In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fees, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

Limitation or Discontinuance of New Participants

We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any two or more variable accounts or Sub-Accounts; (2) add or delete Series, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may supplement this Prospectus and make appropriate endorsement to the Contract as necessary to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our mailing address as shown on the cover of this Prospectus within 10 days, or longer if required by your state, after it was delivered to you. State law may also allow you to return the Contract to your sales representative. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value. However, if applicable state law requires, we will return the full amount of any Purchase Payment(s) we received.

If you are establishing an Individual Retirement Annuity (“IRA”), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within seven days after your Contract Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a “ten day free-look,” notwithstanding the provisions of the Internal Revenue Code.

TAX CONSIDERATIONS

This section provides general information on the federal income tax consequences of ownership of a Contract and is not intended as tax advice. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your Contract is called a “Qualified Contract.” If your annuity is independent of any formal retirement or pension plan, it is termed a “Non-Qualified Contract.” The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

U.S. Federal Income Tax Considerations

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations effecting Contracts issued in Puerto Rico, see “Puerto Rico Tax Considerations.”

Taxation of Non-Qualified Contracts

Deductibility of Purchase Payments. For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from the “investment in the contract” for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

Pre-Distribution Taxation of Contracts. Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract. However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an “immediate annuity”, which the Internal Revenue Code (the “Code”) defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase a Qualified Contract should be based on the assumption that the purchase of a Qualified Contract is necessary to obtain tax deferral under a qualified plan.

Distributions and Withdrawals from Non-Qualified Contracts. The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether a Participant has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Participant during any one calendar year must be treated as one annuity contract. If you withdraw your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date (a “full surrender”), the taxable portion will equal the amount you receive less the “investment in the contract” (i.e., the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Participant of a Contract), less any Purchase Payments that were amounts previously received which were not includable in income).

Annuity Payments. A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee’s expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

Penalty Tax on Certain Withdrawals. A penalty tax of 10% may also apply to taxable cash withdrawals including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59½, to distributions pursuant to the death or disability of the owner, to distributions that are a part of a series of substantially equal periodic payments made not less frequently than annually for life or life expectancy, or to distributions under an immediate annuity (as defined above). Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a qualified tax professional with regard to exceptions from the penalty tax.

Taxation of Death Benefit Proceeds. Death benefits paid upon the death of a contract owner are not life insurance benefits and will generally be includable in the income of the recipient to the extent they represent investment earnings under the contract. For this purpose, the amount of the investment in the contract is not affected by the Participant’s or annuitant’s death, i.e., the investment in the contract must still be determined by reference to the Participant’s investment in the Contract. Special mandatory distribution rules also apply after the death of the Participant when the beneficiary is not the surviving spouse of the Participant.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an Annuitant other than the Owner, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange should consult a qualified tax professional as to the tax consequences.

Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability.  Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs.

Partial Annuitization. Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment.

Taxation of Qualified Contracts

“Qualified Contracts” are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code. Annuity contracts also receive tax-deferral treatment. It is not necessary that you purchase an annuity contract to receive the tax- deferral treatment available through a Qualified Contract. If you purchase this annuity Contract as a Qualified Contract, you do not receive additional tax-deferral. Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan’s specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.  Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

Pension and Profit-Sharing Plans. Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self- employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract.

Tax-Sheltered Annuities. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities (“TSA”).

Effective October 1, 2008, we stopped issuing any new TSAs, including Texas Optional Retirement Program annuities. We no longer accept any additional Purchase Payments to any previously issued TSAs.

The Internal Revenue Service’s (“IRS”) comprehensive TSA regulations are generally effective January 1, 2009, and these regulations, subsequent IRS guidance, and/or the terms of an employer’s TSA plan impose new restrictions on TSAs, including restrictions on (1) the availability of hardship distributions and loans, (2) TSA exchanges within the same employer’s TSA plan, and (3) TSA transfers to another employer’s TSA plan. You should consult with a qualified tax professional about how the regulations affect you and your TSA.

If TSAs are to receive tax-deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when you attain age 59½, have a severance from employment with the employer, die or become disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. Financial hardship withdrawals (as well as certain other premature withdrawals) are fully taxable and will be subject to a 10% federal income tax penalty, in addition to any applicable Contract withdrawal charge. Under certain circumstances the 10% federal income tax penalty will not apply if the withdrawal is for medical expenses. A financial hardship withdrawal may not be repaid once it is taken.

The IRS’s TSA regulations provide that TSA financial hardship withdrawals will be subject to the IRS rules applicable to hardship distributions from 401(k) plans. Specifically, if you have not terminated your employment or reached age 59½, you may be able to withdraw a limited amount of monies if you have an immediate and heavy financial need and the withdrawal amount is necessary to satisfy such financial need. An immediate and heavy financial need may arise only from:

•	deductible medical expenses incurred by you, your spouse, or your dependents;
•	payments of tuition and related educational fees for the next 12 months of post-secondary education for you, your spouse, or your dependents;
•	costs related to the purchase of your principal residence (not including mortgage payments);
•	payment necessary to prevent eviction from your principal residence or foreclosure of the mortgage on your principal residence;
•	payments for burial or funeral expenses for your parent, spouse, children, or dependents; or
•	expenses for the repair of damage to your principal residence that would qualify for the federal income tax casualty deduction.

You will be required to represent in writing to us (1) that your specified immediate and heavy financial need cannot reasonably be relieved through insurance or otherwise, by liquidation of your assets, by ending any contributions you are making under your TSA plan, by other distributions and nontaxable loans under any of your qualified plans, or by borrowing from commercial sources and (2) that your requested withdrawal amount complies with applicable law, including the federal tax law limit. And, unless your TSA was issued prior to September 25, 2007 and the only payments you made to such TSA were TSA funds you transferred directly to us from another TSA carrier (a “90-24 Transfer TSA”), your TSA employer also may need to agree in writing to your hardship request.

If your TSA contains a provision that permits loans, you may request a loan but you will be required to represent in writing to us that your requested loan amount complies with applicable law, including the federal tax law limit. And, unless your TSA is a 90-24 Transfer TSA, your TSA employer also may need to agree in writing to your loan request.

TSAs, like IRAs, are subject to required minimum distributions under the Code. TSAs are unique, however, in that any account balance accruing before January 1, 1987 (the “pre-1987 balance”) needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code. This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance. Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular TSA plan, you may be entitled to transfer or exchange all or a portion of your TSA to one or more alternative funding options within the same or different TSA plan. You should consult the documents governing your TSA plan and your plan administrator for information as to such investment alternatives. If you wish to transfer/exchange your TSA, you will be able to do so only if the issuer of the new TSA certifies to us that the transfer/exchange is permissible under the TSA regulations and the applicable TSA plan. Your TSA employer also may need to agree in writing to your transfer/exchange request.

Individual Retirement Accounts and Annuities. Individual Retirement Accounts and Annuities (“IRAs”), as defined in Section 408 of the Code, permit eligible individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual’s gross income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. In addition, certain distributions from some other types of retirement plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits.  Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59½, unless an exception applies. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled “Right to Return.” If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

Roth Individual Retirement Arrangements. Section 408A of the Code permits certain eligible individuals to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you roll over from or convert a traditional IRA Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract’s account balance. Thus, you should consult with a qualified tax professional prior to any conversion.  Distributions from a Roth IRA are generally not taxed, except that once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.  A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

Distributions and Withdrawals from Qualified Contracts. In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59½, except in certain circumstances.

If you receive a distribution for a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity, a governmental Code Section 457 plan or an IRA and roll over some or all of that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan, tax-sheltered annuity or governmental Section 457 plan will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan, governmental Section 457 plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:

•	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

•	any required minimum distribution, or

•	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan. However, a non-surviving-spouse Beneficiary may be able to directly transfer a distribution to a so-called inherited IRA that will be subject to the IRS distribution rules applicable to beneficiaries.

Withholding. In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, a non-surviving-spouse beneficiary may elect a direct rollover only to a so-called inherited IRA. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying non-qualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is limited guidance in this area, and some features of our Contracts, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over separate account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the Owner of the separate account assets supporting the Contract. Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future. Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account. You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

Required Minimum Distribution Requirements

If your Contract is a Qualified Contract other than a Roth IRA, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70½ or, for non-IRAs, the date of retirement instead of age 70½ if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract’s value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations.

For Contracts issued in connection with traditional Individual Retirement Accounts, you should contact the Account’s trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract’s value (including any actuarial present value of additional benefits discussed below) so that it can be used in the Account’s RMD calculations.

The IRS’s RMD regulations provide that the annual RMD amount is to be calculated based on the Contract’s Account Value as of 12/31 plus “the actuarial present value of any additional benefits” that are provided under your Contract (such as optional death benefits) which is also calculated as of 12/31. When we notify you yearly of the RMD amount, we will inform you if the calculation included the actuarial present value of any additional benefits since such inclusion would have increased your RMD amount.  Because of the above requirements, a death benefit in your Contract could cause your RMD amount to be higher than it would be without such a benefit.

You may take an RMD amount calculated for a particular Individual Retirement Annuity from that Annuity or from another IRA of yours. Similarly, you may take an RMD amount calculated for a particular TSA annuity from that annuity or from another TSA account or TSA annuity of yours. If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan, may need to be used as a source of funds for the RMDs.

For Qualified Contracts issued other than as Individual Retirement Annuities, (1) we do not calculate your annual RMD amount nor do we notify you of such amount and (2) you should contact the Account’s trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract’s value so that it can be used by the trustee or custodian in the Account’s RMD calculations.

Non-Qualified Contracts. We are required to make a determination as to the taxability of any withdrawal you make in order to be able to annually report to the IRS and your information about your withdrawal. Under the Internal Revenue Code, any withdrawal from a Non-Qualified Contract is taxable to the extent the annuity’s cash value (determined without regard to surrender charges) exceeds the investment in the contract. There is no definition of “cash value” in the Code and, for tax reporting purposes, we are currently treating it as the Account Value of the Contract. However, there can be no assurance that the IRS will agree that this is the correct cash value. You should consult with a qualified tax professional as to the meaning of “cash value.”

Federal Defense of Marriage Act and Same-Sex Marriages

The Contract provides that upon your death a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. Because of the Federal Defense of Marriage Act, all such Contract continuation rights are available only to a person who is defined as a “spouse” under such Act and that definition does not include a same-sex spouse. Thus, under current Federal law, if you are in a same-sex marriage, your spouse would not be able to exercise any of the Contract’s spousal continuation rights. You should consult a qualified tax professional for advice before purchasing a Contract and/or joint-life coverage under an optional living benefit.

Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Please consult an estate planning advisor for more information.

Generation-skipping Transfer Tax

Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS. Please consult a qualified tax professional for more information.

American Taxpayer Relief Act of 2012

The American Taxpayer Relief Act of 2012 (ATRA) permanently extended the laws governing estate taxes, gift taxes and generation skipping transfer taxes that were put in place by the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (TRA 2010), with one notable exception – the top estate tax, gift tax and generation skipping tax rate increases from 35% to 40%.

Medicare Tax

Beginning in 2013, distributions from non-qualified annuity policies will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax advisor for more information.

Annuity Purchases by Residents of Puerto Rico

The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.”

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax professional regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a qualified tax professional with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

Puerto Rico Tax Provisions

The Contract offered by this Prospectus is considered an annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended and Section 1031.01 of the 2011 Internal Revenue Code for a New Puerto Rico, as amended (collectively the “Puerto Rico Code”). Under the current provisions of the Puerto Rico Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant’s aggregate premiums or other consideration paid.

The provisions of the Puerto Rico Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. We currently offer the Contract in Puerto Rico in connection with Individual Retirement Arrangements that qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico  Code. See the applicable text of this Prospectus under the heading “Federal Tax Status” dealing with such Arrangements and their RMD requirements.. We may make Contracts available for use with other retirement plans that similarly qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico Code.

As a result of IRS Revenue Ruling 2004-75, as amplified by Revenue Ruling 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Under “TAX CONSIDERATIONS”, see “Pre-Distribution Taxation of Contracts”, “Distributions and Withdrawals from Non-Qualified Contracts”, “Withholding” and “Non-Qualified Contracts”. You should consult a qualified tax professional for advice regarding the effect of Revenue Ruling 2004-75 on your U.S. and Puerto Rico income tax situation.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

ADMINISTRATION OF THE CONTRACTS

We perform certain administrative functions relating to the Contracts, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contracts; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

DISTRIBUTION OF THE CONTRACTS

Contracts are sold by licensed insurance agents (“the Selling Agents”) in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms (“the Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of FINRA.

The Company (or its affiliate, for purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Contract Owner or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 8.50% of Purchase Payments, and 1.25% annually of the Participant’s Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations, and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant in amount and may be based on a percentage of Purchase Payments and/or a percentage of Contract Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments, in certain circumstances referred to as “override” compensations, or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealers’ preferred or recommended list, access to the Selling Broker-Dealers’ registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer’s actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.

In addition to selling our variable contracts (including the Contract), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Contracts or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual contract is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Company makes numerous forms of payments and engages in a variety of other activities that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Contracts by Selling Broker-Dealers and their registered representatives. Such payments and other activities may be significantly greater or less in connection with the Contracts than in connection with other products offered and sold by the Company or by others. Accordingly, our payments and other activities described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Contract to you instead of (or more favorably than) another product or products that might be preferable to you.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading “Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates.” During 2010, 2011, and 2012, approximately $24,,421 $17,866, and $23.208, respectively, in commissions were paid to but not retained by Clarendon in connection with the distribution of the Contracts described in this Prospectus.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits. In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements.

You can inspect and copy this information and our registration statements at the SEC’s public reference facilities at the following location: 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC’s public reference room will also provide copies by mail for a fee. You may also find these materials on the SEC’s website (www.sec.gov).

STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Such insurance holding company legislation protects the Company’s ability to pay all guaranteed contract benefits. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer’s own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable. A state’s assessment on insurers in connection with the state guaranty fund would not affect Sun Life’s obligation to pay guaranteed contract benefits. If an assessment were so large as to affect Sun Life’s own ability to meet its obligations, then the provisions to excuse, defer, or offset such assessment would allow Sun Life to pay guaranteed contract benefits.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

Sun Life (U.S.), like other insurance companies, is involved in lawsuits, including class action lawsuits. Although the outcome of any litigation cannot be predicted with certainty, Sun Life (U.S.) believes that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, on the ability of Clarendon Insurance Agency, Inc. to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in this Statement of Additional Information should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company’s assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2012 are also included in the Statement of Additional Information.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Sun Life Assurance Company of Canada (U.S.)	2
Advertising and Sales Literature	2
Tax-Deferred Accumulation	3
Calculations	4
Example of Net Investment Factor Calculation	4
Example of Variable Accumulation Unit Value Calculation	4
Annuity Provisions	4
Determination of Annuity Payments	4
Annuity Unit Value	5
Example of Variable Annuity Unit Calculation	5
Example of Variable Annuity Payment Calculation	5
Distribution of the Contracts	6
Custodian	6
Experts	6
Financial Statements	6

APPENDIX A -
GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

ACCOUNT VALUE: The Variable Account Value, if any, plus the Fixed Account Value, if any, of your Account for any Valuation Period.

ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period of (a) 12 full calendar months plus (b) the part of the calendar month in which we issue your Contract (if not on the first day of the month), beginning with the Contract Date. Your Account Anniversary is the first day immediately after the end of an Account Year. Each Account Year after the first is the 12 calendar month period that begins on your Account Anniversary. If, for example, the Contract Date is in March, the first Account Year will be determined from the Contract Date but will end on the last day of March in the following year; your Account Anniversary is April 1 and all Account Years after the first will be measured from April 1.

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant during which you make Purchase Payments under the Contract. This is called the “Accumulation Period” in the Contract.

*ANNUITANT: The person or persons named in the Application and on whose life the first annuity payment is to be made. In a Non-Qualified Contract, if you name someone other than yourself as Annuitant, you may also name a co-annuitant. If you do, all provisions of the Contract based on the death of the Annuitant will be based on the date of death of the last surviving of the persons named. By example, if the Annuitant dies prior to the Annuity Commencement Date, the co-annuitant will become the new annuitant. The death benefit will become due only on the death before the Annuity Commencement Date of the last surviving annuitant and co-annuitant named. These persons are referred to collectively in the Contract as “Annuitants.” If you have not named a sole Annuitant on the 30th day before the Annuity Commencement Date and both the Annuitant and Co-Annuitant are living, the Co-Annuitant will be the sole Annuitant during the Income Phase.

*ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

*ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract.

*BENEFICIARY: The person or entity having the right to receive the death benefit and, for Non-Qualified Contracts, who is the “designated beneficiary” for purposes of Section 72(s) of the Internal Revenue Code.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

COMPANY (“WE,” “US,” “SUN LIFE (U.S.)”): Sun Life Assurance Company of Canada (U.S.).

CONTRACT DATE: The date on which we issue your Contract. This is called the “Issue Date” in the Contract.

DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Annuitant’s death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary’s election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period and we will pay the death benefit in cash.

DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to the Company.

EXPIRATION DATE: The last day of a Guarantee Period.

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

GROUP CONTRACT: A Contract issued by the Company on a group basis.

GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.

NET PURCHASE PAYMENT: The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant’s interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term “Owner,” as used herein, shall refer to the organization entering into the Group Contract.

*PARTICIPANT: The person named in the Certificate who is entitled to exercise all rights and privileges of ownership under the Certificate, except as reserved by the Owner.

PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Annuitant.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

SEVEN-YEAR ANNIVERSARY: The seventh Account Anniversary and each succeeding Account Anniversary occurring at any seven year interval thereafter; for example, the 14th, 21st and 28th Account Anniversaries.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific series of the Trust.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

*You specify these items on the Application, and may change them, as we describe in this Prospectus.

APPENDIX B -
WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT

Part 1: Variable Account (The Market Value Adjustment does not apply to the Variable Account)

Withdrawal Charge Calculation for Certificates with Date of Coverage on or After November 1, 1994 Which Contain the Cumulative Withdrawal Provision:

Full Surrender:

Assume a Purchase Payment of $40,000 is made on the Date of Coverage, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents four examples of the withdrawal charge resulting from a full surrender of the Participant’s Account, based on hypothetical Account Values.

Account Year	Hypothetical Account Value	Free Withdrawal Amount	Purchase Payments Withdrawn	Withdrawal Charge Percentage	Withdrawal Charge Amount
1	$41,000	$ 4,000(a)	$37,000	6.00%	$2,220
3	$52,000	$12,000(b)	$40,000	5.00%	$2,000
7	$80,000	$28,000(c)	$40,000	3.00%	$1,200
9	$98,000	$68,000(d)	$40,000	0.00%	$ 0

(a)
The free withdrawal amount during an Account Year is equal to 10% of new payments (those payments made in current Account Year or in the six immediately preceding Account Years) less any prior partial withdrawals in that Account Year. Any portion of the free withdrawal amount that is not used in the current Account Year is carried forward into future years. In the first Account Year 10% of new payments is $4,000. Therefore, on full surrender $4,000 is withdrawn free of the withdrawal charge and the Purchase Payment liquidated is $37,000 (Account Value less free withdrawal amount). The withdrawal charge amount is determined by applying the withdrawal charge percentage to the Purchase Payment withdrawn.

(b)
In Account Year 3, the free withdrawal amount is equal to $12,000 ($4,000 for the current Account Year, plus an additional $8,000 for Account Years 1 and 2 because no partial withdrawals were taken and the unused free withdrawal amount is carried forward into future Account Years). The withdrawal charge percentage is applied to the Purchase Payment withdrawn (Account Value less free withdrawal amount).

(c)
In Account Year 7, the free withdrawal amount is equal to $28,000 ($4,000 for the current Account Year, plus an additional $24,000 for Account Years 1 through 6, $4,000 for each Account Year because no partial withdrawals were taken and the unused free withdrawal amount is carried forward into future Account Years). The withdrawal charge percentage is applied to the Purchase Payment withdrawn (Account Value less free withdrawal amount, but not greater than actual Purchase Payments).

(d)
In Account Year 9, the free withdrawal amount is $68,000, calculated as follows: There are no Annual Withdrawal Allowances for Account Years 8 or 9 because there are no New Payments in those years. The $40,000 Purchase Payment made in Account Year 1 is now an Old Payment that constitutes a portion of the free withdrawal amount. In addition, the unused Annual Withdrawal Allowances of $4,000 for each of Account Years 1 through 7 are carried forward and available for use in Account Year 9. The $98,000 full withdrawal is attributed first to the free withdrawal amount. Because the remaining $30,000 is not withdrawn from New Payments, this part of the withdrawal also will not be subject to the withdrawal charge.

Partial Withdrawal:

Assume a single Purchase Payment of $40,000 is deposited at issue, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fifth Account Year, and there are a series of 3 partial withdrawals made during the fifth Account Year of $9,000, $12,000, and $15,000.

	Hypothetical Account Value	Partial Withdrawal Amount	Free Withdrawal Amount	Purchase Payments Withdrawn	Withdrawal Charge Percentage	Withdrawal Charge Amount
(a)	$64,000	$ 9,000	$20,000	$ 0	4.00%	$ 0
(b)	$56,000	$12,000	$11,000	$ 1,000	4.00%	$ 40
(c)	$40,000	$15,000	$ 0	$15,000	4.00%	$600

(a)
The free withdrawal amount during an Account Year is equal to 10% of New Payments (those payments made in current account year or in the six immediately preceding Account Years) less any prior partial withdrawals in that Account Year. Any portion of the free withdrawal amount that is not used in the current account year is carried forward into future years. In Account Year 5, the free withdrawal amount is equal to $20,000 ($4,000 for the current Account Year, plus an additional $16,000 for Account Years 1 through 4, $4,000 for each Account Year because no partial withdrawals were taken). The partial withdrawal amount ($9,000) is less than the free withdrawal amount so no Purchase Payments are withdrawn and no withdrawal charge applies.

(b)
Since a partial withdrawal of $9,000 was taken, the remaining free withdrawal amount is equal to $11,000. The $12,000 partial withdrawal will first be applied against the $11,000 free withdrawal amount, and then will withdraw Purchase Payments of $1,000, incurring a withdrawal charge of $40.

(c)
The free withdrawal amount is zero since the previous partial withdrawals have already used the free withdrawal amount. The entire partial withdrawal amount will result in Purchase Payments being withdrawn and will incur a withdrawal charge. At the beginning of the next Account Year, 10% of Purchase Payments would be available for withdrawal requests during that Account Year.

Withdrawal Charge Calculation for Certificates with Date of Coverage Before November 1, 1994 and Certificates Issued After That Date Which Do Not Contain the Cumulative Withdrawal Provision.

This example assumes that the date of the full surrender or partial withdrawal is during the 9th Account Year.

1	2	3	4	5	6
1	$ 1,000	$1,000	$ 0	0%	$ 0
2	1,200	1,200	0	0	0
3	1,400	1,280	120	3	3.60
4	1,600	0	1,600	4	64.00
5	1,800	0	1,800	4	72.00
6	2,000	0	2,000	5	100.00
7	2,000	0	2,000	5	100.00
8	2,000	0	2,000	6	120.00
9	2,000	0	2,000	6	120.00
	$ 15,000	$3,480	$11,520		$579.60

Explanation of Columns in Table

Columns 1 and 2:

Represent Purchase Payments (“Payments”) and amounts of Payments. Each Payment was made on the first day of each Account Year.

Column 3:

Represents the amounts that may be withdrawn without the imposition of withdrawal charges, as follows:

(a)	Payments 1 and 2, $1,000 and $1,200, respectively, have been credited to the Certificate for more than 7 years.

(b)
$1,280 of Payment 3 represents 10% of Payments that have been credited to the Certificate for less than 7 years. The 10% amount is applied to the oldest unliquidated Payment, then the next oldest and so forth.

Column 4:

Represents the amount of each Payment that is subject to a withdrawal charge. It is determined by subtracting the amount in Column 3 from the Payment in Column 2.

Column 5:

Represents the withdrawal charge percentages imposed on the amounts in Column 4.

Column 6:

Represents the withdrawal charge imposed on each Payment. It is determined by multiplying the amount in Column 4 by the percentage in Column 5.

For example, the withdrawal charge imposed on Payment 8

= Payment 8, Column 4 x Payment 8, Column 5
= $2,000 x 6%
= $120

Full Surrender:

The total of Column 6, $579.60, represents the total amount of withdrawal charges imposed on Payments in this example.

Partial Withdrawal:

The sum of amounts in Column 6 for as many Payments as are liquidated reflects the withdrawal charges imposed in the case of a partial withdrawal.
For example, if $7,000 of Payments (Payments 1, 2, 3, 4 and 5) were withdrawn, the amount of the withdrawal charges imposed would be the sum of amounts in Column 6 for Payments 1, 2, 3, 4 and 5, which is $139.60.

Part 2 - Fixed Account - Examples of the Market Value Adjustment (MVA)

The MVA factor is:

(1 + I	)	N/12	- 1
1 + J

These examples assume the following:

•	The Guarantee Amount was allocated to a five year Guarantee Period with a Guaranteed Interest Rate of 6% or .06 (l).
•	The date of surrender is 2 years from the Expiration Date (N = 24).
•	The value of the Guarantee Amount on the date of surrender is $11,910.16.
•	The interest earned in the current Account Year is $674.16.
•	No transfers or partial withdrawals affecting this Guarantee Amount have been made.
•	Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

Example of a Positive MVA:

Assume that on the date of surrender, the current rate (J) is 5% or .05.

The MVA factor =	(1 + I	)	N/12	- 1
	1 + J

=	(1 + .06)		24/12	- 1
	1 + .05

=	(1.010)	2	- 1

=	1.019 - 1

=	.019

The value of the Guarantee Amount less interested credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x .019 = $213.48

$213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x .019 = $25.19.

$25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

APPENDIX C -
CONDENSED FINANCIAL INFORMATION

The following information for REGATTA GOLD should be read in conjunction with the Variable Account’s financial statements appearing in the Statement of Additional Information.

	Accumulation	Accumulation	Number of
	Unit Value	Unit Value	Accumulation
	Beginning	End	Units End
Sub-Account	of Period	of Period	of Period	Year

MFS® Bond Portfolio	$19.7832	$21.7157	1,510,789	2012
	18.8121	19.7832	1,565,690	2011
	17.2072	18.8121	1,672,082	2010
	13.6359	17.2072	1,701,157	2009
	15.4552	13.6359	1,614,161	2008
	15.1385	15.4552	1,931,316	2007
	14.5916	15.1385	2,202,707	2006
	14.5404	14.5916	2,789,785	2005
	13.8771	14.5404	3,403,895	2004
	12.8247	13.8771	4,566,743	2003

MFS® Core Equity Portfolio	15.6692	17.9953	1,636,855	2012
	16.0387	15.6692	1.835,472	2011
	13.8744	16.0387	2,058,859	2010
	10.5987	13.8744	2,354,246	2009
	17.5124	10.5987	2,796,503	2008
	16.3353	17.5124	3,504,637	2007
	14.5629	16.3353	1,224,159	2006
	13.8577	14.5629	1,456,085	2005
	12.2587	13.8577	1,743,731	2004
	9.7214	12.2587	2,025,585	2003

MFS® Growth Series	24.9498	28.8923	2,041,183	2012
	25.4132	24.9498	2,347,557	2011
	22.2503	25.4132	2,618,877	2010
	16.3805	22.2503	3,005,702	2009
	26.5064	16.3805	3,441,742	2008
	22.1692	26.5064	4,143,165	2007
	20.8097	22.1692	5,401,495	2006
	19.3335	20.8097	7,148,591	2005
	17.3124	19.3335	9,647,055	2004
	13.3500	17.3124	12,459,556	2003

MFS® Emerging Markets Equity Portfolio	25.4726	29.8883	448,453	2012
	31.7038	25.4726	528,076	2011
	25.9779	31.7038	626,168	2010
	15.6253	25.9779	671,941	2009
	35.2833	15.6253	709,307	2008
	26.3750	35.2833	930,342	2007
	20.5458	26.3750	1,134,541	2006
	15.2325	20.5458	1,438,423	2005
	12.1452	15.2325	1,448,045	2004
	8.0700	12.1452	1,627,956	2003

MFS® Global Governments Portfolio	27.7647	24.5776	435,395	2012
	23.6760	27.7647	491,345	2011
	22.9488	23.6760	550,251	2010
	22.3616	22.9488	614,603	2009
	20.5372	22.3616	714,156	2008
	19.1592	20.5372	773,043	2007
	18.5077	19.1592	946,862	2006
	20.2232	18.5077	1,152,866	2005
	18.6328	20.2232	1,450,465	2004
	16.3444	18.6328	1,817,510	2003

MFS® Global Growth Portfolio	28.4106	33.5420	991,565	2012
	30.7722	28.4106	1,154,321	2011
	27.9081	30.7722	1,349,039	2010
	20.2403	27.9081	1,561,749	2009
	33.6110	20.2403	1,814,137	2008
	30.0902	33.6110	2,244,642	2007
	25.9940	30.0902	2,807,284	2006
	23.9533	25.9940	3,532,607	2005
	21.0097	23.9533	4,498,440	2004
	15.7288	21.0097	5,695,923	2003

MFS® Global Research Portfolio	24.0718	27.7288	2,555,305	2012
	26.1691	24.0718	2,951,963	2011
	23.5528	26.1691	3,330,374	2010
	18.0325	23.5528	3,852,702	2009
	28.7650	18.0325	4,554,541	2008
	25.7597	28.7650	5,567,610	2007
	23.6255	25.7597	7,146,220	2006
	22.1793	23.6255	9,387,650	2005
	19.4171	22.1793	12,224,074	2004
	15.7110	19.4171	15,659,641	2003

MFS® Global Tactical Allocation Portfolio	29.8872	32.2897	1,197,513	2012
	29.8428	29.8872	1,414,610	2011
	28.6751	29.8428	1,613,041	2010
	25.2490	28.6751	1,816,836	2009
	30.2719	25.2490	2,132,079	2008
	28.1973	30.2719	2,631,812	2007
	24.3793	28.1973	3,204,557	2006
	23.8232	24.3793	3,885,948	2005
	20.6270	23.8232	4,435,705	2004
	17.0082	20.6270	5,185,158	2003

MFS® Government Securities Portfolio	25.1329	25.4107	2,579,531	2012
	23.7279	25.1329	2,798,435	2011
	22.9687	23.7279	3,238,583	2010
	22.2886	22.9687	3,736,291	2009
	20.8220	22.2886	4,114,380	2008
	19.7009	20.8220	4,560,880	2007
	19.2661	19.7009	5,443,310	2006
	19.0953	19.2661	7,183,766	2005
	18.6615	19.0953	9,106,218	2004
	18.5247	18.6615	12,314,705	2003

MFS® High Yield Portfolio	30.4674	34.5235		2012
	29.6662	30.4674	1,250,624	2011
	26.0372	29.6662	1,480,115	2010
	17.5590	26.0372	1,661,312	2009
	25.3151	17.5590	1,903,207	2008
	25.1862	25.3151	2,242,825	2007
	23.1337	25.1862	2,900,471	2006
	22.9531	23.1337	3,805,343	2005
	21.2473	22.9531	5,033,143	2004
	17.7408	21.2473	6,398,855	2003

MFS® International Growth Portfolio	17.4127	20.5874	682,759	2012
	19.8148	17.4127	774,883	2011
	17.4471	19.8148	870,580	2010
	12.8141	17.4471	996,642	2009
	21.5941	12.8141	1,141,730	2008
	18.7829	21.5941	1,343,367	2007
	15.1103	18.7829	1,575,398	2006
	13.3332	15.1103	1,807,900	2005
	11.3673	13.3332	2,215,618	2004
	8.3123	11.3673	2,417,669	2003

MFS® International Value Portfolio	25.5125	29.2411	622,672	2012
	26.2684	25.5125	743,674	2011
	24.4127	26.2684	843,490	2010
	19.7452	24.4127	974,379	2009
	29.1921	19.7452	1,180,521	2008
	27.5761	29.1921	1,536,380	2007
	21.6372	27.5761	1,903,861	2006
	19.0416	21.6372	2,019,222	2005
	15.0821	19.0416	2,033,093	2004
	11.4447	15.0821	2,120,808	2003

MFS® Massachusetts Investors Growth Stock Portfolio	11.6957	13.5227	9,689,635	2012
	11.7655	11.6957	11,227,315	2011
	10.5433	11.7655	13,056,050	2010
	7.6288	10.5433	15,441,534	2009
	12.3219	7.6288	3,095,126	2008
	11.2036	12.3219	3,804,248	2007
	10.5513	11.2036	4,438,087	2006
	10.2504	10.5513	5,803,432	2005
	9.4830	10.2504	7,661,427	2004
	7.7932	9.4830	9,560,648	2003
	10.9842	7.7932	9,760,819	2002

MFS® Blended Research® Core Equity Portfolio	32.4419	36.9102	3,771,841	2012
	32.2588	32.4419	4,325,476	2011
	28.0861	32.2588	4,970,181	2010
	22.7363	28.0861	5,700,012	2009
	35.4438	22.7363	6,677,151	2008
	33.9245	35.4438	8,198,829	2007
	30.3594	33.9245	10,319,669	2006
	28.5811	30.3594	13,429,903	2005
	25.8800	28.5811	17,348,097	2004
	21.3640	25.8800	21,724,463	2003

MFS® Mid Cap Growth Series	4.9643	5.7108	901,989	2012
	5.3544	4.9643	1,040,334	2011
	4.2007	5.3544	1,287,990	2010
	2.9930	4.2007	1,260,591	2009
	6.2376	2.9930	1,343,940	2008
	5.7585	6.2376	1,580,546	2007
	5.7054	5.7585	2,042,284	2006
	5.6109	5.7054	3,021,012	2005
	4.9637	5.6109	4,364,051	2004
	3.6505	4.9637	4,801,950	2003

MFS® Money Market Portfolio	13.8752	13.6826	2,891,794	2012
	14.0690	13.8752	3,267,909	2011
	14.2659	14.0690	3,787,383	2010
	14.4656	14.2659	4,716,665	2009
	14.3759	14.4656	6,245,954	2008
	13.9039	14.3759	6,062,638	2007
	13.4788	13.9039	5,993,059	2006
	13.3052	13.4788	6,628,919	2005
	13.3815	13.3052	8,543,602	2004
	13.4839	13.3815	12,765,877	2003

MFS® New Discovery Portfolio	19.0911	22.8214	472,771	2012
	21.5981	19.0911	523,911	2011
	16.0341	21.5981	595,229	2010
	9.9768	16.0341	683,428	2009
	16.7427	9.9768	783,190	2008
	16.5548	16.7427	967,198	2007
	14.8325	16.5548	1,230,731	2006
	14.2954	14.8325	1,635,547	2005
	13.4865	14.2954	2,394,620	2004
	10.1080	13.4865	3,160,294	2003

MFS® Research International Portfolio	16.3780	18.8309	316,487	2012
	18.6353	16.3780	369,195	2011
	17.0807	18.6353	433,025	2010
	13.2278	17.0807	494,653	2009
	23.3232	13.2278	575,021	2008
	20.9024	23.3232	769,388	2007
	16.6266	20.9024	999,966	2006
	14.4633	16.6266	974,878	2005
	12.1009	14.4633	1,012,883	2004
	9.1666	12.1009	1,153,032	2003

MFS® Strategic Income Portfolio	17.4523	19.0033	641,812	2012
	16.9064	17.4523	617,200	2011
	15.5468	16.9064	627,839	2010
	12.3470	15.5468	664,049	2009
	14.3994	12.3470	616,138	2008
	14.1101	14.3994	743,909	2007
	13.4074	14.1101	830,757	2006
	13.3427	13.4074	1,059,976	2005
	12.5227	13.3427	1,247,856	2004
	11.2483	12.5227	1,480,520	2003

MFS® Technology Portfolio	5.0279	5.6819	486,716	2012
	5.0392	5.0279	539,180	2011
	4.2356	5.0392	575,801	2010
	2.4315	4.2356	607,733	2009
	5.0237	2.4315	431,545	2008
	4.2375	5.0237	632,984	2007
	3.5227	4.2375	725,339	2006
	3.3636	3.5227	880,395	2005
	3.3296	3.3636	1,228,881	2004
	2.3221	3.3296	1,981,591	2003

MFS® Total Return Portfolio	34.3748	37.7417	6,012,960	2012
	34.1963	34.3748	6,778,021	2011
	31.5325	34.1963	7,751,602	2010
	27.0755	31.5325	8,908,301	2009
	34.9980	27.0755	10,626,512	2008
	34.0205	34.9980	13,145,592	2007
	30.7387	34.0205	16,229,276	2006
	30.2533	30.7387	21,043,573	2005
	27.5211	30.2533	26,071,521	2004
	23.8208	27.5211	31,025,346	2003

MFS® Utilities Portfolio	54.0596	60.8539	1,007,617	2012
	51.1708	54.0596	1,162,521	2011
	45.5539	51.1708	1,328,567	2010
	34.6332	45.5539	1,566,394	2009
	55.8020	34.6332	1,844,778	2008
	44.0096	55.8020	2,290,350	2007
	33.7338	44.0096	2,805,865	2006
	29.1618	33.7338	3,459,001	2005
	22.6819	29.1618	4,006,793	2004
	16.8792	22.6819	4,689,322	2003

MFS® Value Portfolio	17.6511	20.2290	1,471,964	2012
	17.8977	17.6511	1,642,920	2011
	16.2751	17.8977	1,857,647	2010
	13.6962	16.2751	2,090,666	2009
	20,6198	13.6962	2,456,004	2008
	19.3746	20.6198	3,055,496	2007
	16.2414	19.3746	3,936,360	2006
	15.4490	16.2414	4,872,966	2005
	13.5609	15.4490	5,926,427	2004
	10.9729	13.5609	6,564,079	2003

This Prospectus sets forth information about the Contracts and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contracts and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated April 29, 2013 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7216.

To:	Sun Life Assurance Company of Canada (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Please send me a Statement of Additional Information for
MFS Regatta Gold
Sun Life of Canada (U.S.) Variable Account F.

Name:

Address:

City:	State:	Zip Code:

Telephone:

APRIL 29, 2013
MFS® REGATTA PLATINUM PROSPECTUS

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals.

You may choose among a number of variable investment options and, when available, fixed interest options. Currently no fixed interest options are available other than those included in our dollar-cost averaging program. (See “Other Programs.”) The variable options are Sub-Accounts in the Variable Account. Each Sub-Account invests in one of the following investment options of the MFS® Variable Insurance Trust and MFS® Variable Insurance Trust II (the “Funds”):

Large-Cap Equity Funds	Specialty/Sector Funds
MFS® Blended Research® Core Equity Portfolio, Initial Class	MFS® Technology Portfolio, Initial Class
MFS® Core Equity Portfolio, Initial Class	MFS® Utilities Portfolio, Initial Class
MFS® Growth Series, Initial Class	Asset Allocation Fund
MFS® Massachusetts Investors Growth Stock	MFS® Total Return Portfolio, Initial Class
Portfolio, Initial Class	Global Asset Allocation Fund
MFS® Value Portfolio, Initial Class	MFS® Global Tactical Allocation Portfolio, Initial Class
Mid-Cap Equity Fund	Money Market Fund
MFS® Mid Cap Growth Series, Initial Class	MFS® Money Market Portfolio, Initial Class
Small-Cap Equity Fund	Intermediate-Term Bond Funds
MFS® New Discovery Portfolio, Initial Class	MFS® Bond Portfolio, Initial Class
International/Global Equity Funds	MFS® Government Securities Portfolio, Initial Class
MFS® Global Growth Portfolio, Initial Class	Multi-Sector Bond Fund
MFS® Global Research Portfolio, Initial Class	MFS® Strategic Income Portfolio, Initial Class
MFS® International Growth Portfolio, Initial Class	High Yield Bond Fund
MFS® International Value Portfolio, Initial Class	MFS® High Yield Portfolio, Initial Class
MFS® Research International Portfolio, Initial Class	World Bond Fund
Emerging Markets Equity Fund	MFS® Global Governments Portfolio, Initial Class
MFS® Emerging Markets Equity Portfolio, Initial Class

Massachusetts Financial Services Company serves as investment adviser to all of the Funds in the MFS® Variable Insurance Trusts.

We have filed a Statement of Additional Information dated April 29, 2013 (the “SAI”) with the Securities and Exchange Commission (the “SEC”), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 41 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below or by telephoning (800) 752-7216. In addition, you can inspect and copy all of our filings at the SEC's public reference facilities at: 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC will provide copies by mail for a fee. The SEC also has a website (www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Please read this Prospectus and the Trust prospectus carefully before investing and keep them for future reference. They contain important information about the Contract and the Funds.

Any reference in this Prospectus to receipt by us means receipt at the following address: Sun Life Assurance Company of Canada (U.S.), P.O. Box 9133, Wellesley Hills, Massachusetts 02481.

SPECIAL TERMS                                [INSERT PAGE NUMBER]
PRODUCT HIGHLIGHTS                                                      [INSERT PAGE NUMBER]
FEES AND EXPENSES                                           [INSERT PAGE NUMBER]
EXAMPLE                      [INSERT PAGE NUMBER]
CONDENSED FINANCIAL INFORMATION                                                                                     [INSERT PAGE NUMBER]
THE ANNUITY CONTRACT                                                      [INSERT PAGE NUMBER]
COMMUNICATING TO US ABOUT YOUR CONTRACT                                                                                                [INSERT PAGE NUMBER]
Electronic Account Information                                                             [INSERT PAGE NUMBER]
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)                                                                                                           [INSERT PAGE NUMBER]
THE VARIABLE ACCOUNT                                                      [INSERT PAGE NUMBER]
VARIABLE ACCOUNT OPTIONS: THE TRUSTS                                                                                     [INSERT PAGE NUMBER]
THE FIXED ACCOUNT                                           [INSERT PAGE NUMBER]
THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS                                                                                                                     [INSERT PAGE NUMBER]
Guarantee Periods                                        [INSERT PAGE NUMBER]
Guaranteed Interest Rates                                                   [INSERT PAGE NUMBER]
Early Withdrawals                                        [INSERT PAGE NUMBER]
THE ACCUMULATION PHASE                                                                [INSERT PAGE NUMBER]
Issuing Your Contract                                        [INSERT PAGE NUMBER]
Amount and Frequency of Purchase Payments                                                                                  [INSERT PAGE NUMBER]
Allocation of Net Purchase Payments                                                             [INSERT PAGE NUMBER]
Your Account                              [INSERT PAGE NUMBER]
Your Account Value                                        [INSERT PAGE NUMBER]
Variable Account Value                                        [INSERT PAGE NUMBER]
Fixed Account Value                                        [INSERT PAGE NUMBER]
Transfer Privilege                              [INSERT PAGE NUMBER]
Waivers; Reduced Charges; Credits; Bonus Guaranteed Interest Rates                                                                                                                  [INSERT PAGE NUMBER]
Other Programs                              [INSERT PAGE NUMBER]
WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT                                                                                                                                                     [INSERT PAGE NUMBER]
Cash Withdrawals                                        [INSERT PAGE NUMBER]
Withdrawal Charge                                        [INSERT PAGE NUMBER]
Types of Withdrawals Not Subject to Withdrawal Charge                                                                                             [INSERT PAGE NUMBER]
Market Value Adjustment                                                   [INSERT PAGE NUMBER]
CONTRACT CHARGES                                           [INSERT PAGE NUMBER]
Account Fee                              [INSERT PAGE NUMBER]
Administrative Expense Charge                                                             [INSERT PAGE NUMBER]
Mortality and Expense Risk Charge                                                             [INSERT PAGE NUMBER]
Premium Taxes                              [INSERT PAGE NUMBER]
Fund Expenses                              [INSERT PAGE NUMBER]
Modification in the Case of Group Contracts                                                                        [INSERT PAGE NUMBER]
DEATH BENEFIT                                [INSERT PAGE NUMBER]
Amount of Death Benefit                                                   [INSERT PAGE NUMBER]
Spousal Continuance                                        [INSERT PAGE NUMBER]
Calculating the Death Benefit                                                   [INSERT PAGE NUMBER]
Method of Paying Death Benefit                                                             [INSERT PAGE NUMBER]
Non-Qualified Contracts                                        [INSERT PAGE NUMBER]
Selection and Change of Beneficiary                                                             [INSERT PAGE NUMBER]
Payment of Death Benefit                                                   [INSERT PAGE NUMBER]
Due Proof of Death                                        [INSERT PAGE NUMBER]
THE INCOME PHASE - ANNUITY PROVISIONS                                                                                     [INSERT PAGE NUMBER]
Selection of the Annuitant or Co-Annuitant                                                                        [INSERT PAGE NUMBER]
Selection of the Annuity Commencement Date                                                                                  [INSERT PAGE NUMBER]
Annuity Options                              [INSERT PAGE NUMBER]
Selection of Annuity Option                                                   [INSERT PAGE NUMBER]
Amount of Annuity Payments                                                   [INSERT PAGE NUMBER]
Transfer of Variable Annuity Units                                                             [INSERT PAGE NUMBER]
Account Fee                              [INSERT PAGE NUMBER]
Annuity Payment Rates                                        [INSERT PAGE NUMBER]
Annuity Options as Method of Payment for Death Benefit                                                                                             [INSERT PAGE NUMBER]
OTHER CONTRACT PROVISIONS                                                                [INSERT PAGE NUMBER]
Exercise of Contract Rights                                                   [INSERT PAGE NUMBER]
Change of Ownership                                        [INSERT PAGE NUMBER]
Voting of Fund Shares                                        [INSERT PAGE NUMBER]
Reports to Owners                                        [INSERT PAGE NUMBER]
Substitution of Securities                                                   [INSERT PAGE NUMBER]
Change in Operation of Variable Account                                                                        [INSERT PAGE NUMBER]
Splitting Units                              [INSERT PAGE NUMBER]
Modification                              [INSERT PAGE NUMBER]
Limitation or Discontinuance of New Participants                                                                                  [INSERT PAGE NUMBER]
Reservation of Rights                                        [INSERT PAGE NUMBER]
Right to Return                              [INSERT PAGE NUMBER]
TAX CONSIDERATIONS                                                      [INSERT PAGE NUMBER]
U.S. Federal Income Tax Considerations                                                                        [INSERT PAGE NUMBER]
Puerto Rico Tax Provisions                                                   [INSERT PAGE NUMBER]
ADMINISTRATION OF THE CONTRACTS                                                                           [INSERT PAGE NUMBER]
DISTRIBUTION OF THE CONTRACTS                                                                           [INSERT PAGE NUMBER]
AVAILABLE INFORMATION                                                      [INSERT PAGE NUMBER]
STATE REGULATION                                           [INSERT PAGE NUMBER]
LEGAL PROCEEDINGS                                           [INSERT PAGE NUMBER]
FINANCIAL STATEMENTS                                                      [INSERT PAGE NUMBER]
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION                                                                                                                                          [INSERT PAGE NUMBER]
APPENDIX A - GLOSSARY                                                      [INSERT PAGE NUMBER]
APPENDIX B - WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT[INSERT PAGE NUMBER]
APPENDIX C - CONDENSED FINANCIAL INFORMATION                                                                                                           [INSERT PAGE NUMBER]

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the capitalized terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these capitalized terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a capitalized term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

Regatta Platinum provides a number of important benefits for your retirement planning. During the Accumulation Phase, you make Payments under the Contract and allocate them to one or more of the Variable Account options or, if available, the Fixed Account options. During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated. The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract also provides a death benefit if you die during the Accumulation Phase.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $10,000 or more, and you can make additional Purchase Payments at any time during the Accumulation Phase. Currently, there is no minimum amount required for additional Purchase Payments. However, we reserve the right to limit additional Purchase Payments to at least $1,000. We will not normally accept a Purchase Payment if your Account Value is over $2 million or, if the Purchase Payment would cause your Account Value to exceed $2 million.

Variable Account Options: The Funds

You can allocate your Purchase Payments among Sub-Accounts, each of which invests in a separate securities portfolio of the MFS® Variable Insurance Trust and the MFS® Variable Insurance Trust II, open-end management investment companies registered under the Investment Company Act of 1940.  Massachusetts Financial Services Company (“MFS®”), serves as the investment adviser to the Trusts. The investment returns on the Funds are not guaranteed. You can make or lose money. You may also transfer among the Funds and, if available, the Fixed Account Options.

The Fixed Account Options: The Guarantee Periods

From time to time, we make Fixed Account options available. When we do, you can allocate your Purchase Payments to the Fixed Account and elect to invest in one or more of the available Guarantee Periods. Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish. We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed interest rate permitted by law. Once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, future allocations or transfers into that Guarantee Period will not be permitted. On January 31, 2011, we stopped accepting any new investments (Purchase Payments and transfers) into any Guarantee Periods, other than in connection with our dollar-cost averaging program.

Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

Each year for the first five Account Years, we deduct an annual Account Fee equal to the lesser of $35 or 2% of your Account Value. After the fifth Account Year, we may increase the fee annually, but it will never exceed the lesser of $50 or 2% of your Account Value. During the Income Phase, the annual Account Fee is $35. We will not charge the annual Account Fee if your Account had been allocated only to the Fixed Account during the applicable Account Year, or your Account Value is more than $75,000 on your Account Anniversary.

During the Accumulation Phase, we deduct a mortality and expense risk charge at an annual rate of 1.25% of the average daily value of the Contract invested in the Variable Account. We also deduct an administrative charge at an annual rate of 0.15% of the average daily value of the Contract invested in the Variable Account.

If you take more than a specified amount of money out of your Contract, we assess a withdrawal charge against each Purchase Payment withdrawn. For each Purchase Payment, the withdrawal charge (also known as a “contingent deferred sales charge”) starts at 6% and declines to 0% after the Purchase Payment has been in the Contract for seven years.

Currently, you can make 12 free transfers each year. However, we reserve the right to impose a charge of up to $15 per transfer.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds. The charges vary depending upon which Fund(s) you have selected.

The Income Phase: Annuity Provisions

If you want to receive regular income from your annuity after the Annuity Commencement Date, you can select one of several Annuity Options. You can choose to receive annuity payments from either the Fixed Account or from the available Variable Account options. If you choose to have any part of your annuity payments come from the Variable Account, the dollar amount of the payments may fluctuate with the performance of the Funds. Subject to the maximum Annuity Commencement Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment options.

Death Benefit

If you die before the Contract reaches the Income Phase, the Beneficiary will receive a death benefit. The amount of the death benefit depends upon your age on the Contract Date. If you are 86 or older on your Contract Date, the death benefit is equal to the amount we would pay on a full surrender of your Contract (“Surrender Value”). If you are 85 or younger on your Contract Date, the death benefit pays the greatest of the following amounts: (1) your Account Value on your Death Benefit Date, (2) your Surrender Value on your Death Benefit Date, (3) your Account Value on the Seven-Year Account Anniversary (adjusted for subsequent payments, withdrawals, and charges), (4) your highest Account Value on any Account Anniversary before your 81st birthday (adjusted for subsequent payment, withdrawals and charges), or (5) subject to certain limitations, your total Purchase Payments, adjusted for withdrawals, plus interest accrued on each Purchase Payment or transfers to the Variable Account at 5% per year.

Withdrawals, Withdrawal Charges and Market Value Adjustment

You can withdraw money from your Contract during the Accumulation Phase. You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge. For any Account Year, this “free withdrawal amount” equals 10% of all Purchase Payments made during the last seven Account Years (including the current Account Year), plus all Purchase Payments we have held for at least seven Account Years. Withdrawals made from the Fixed Account may also be subject to a Market Value Adjustment (see prospectus under “Market Value Adjustment”). You may also have to pay income taxes and tax penalties on money you withdraw.

Right to Return

Your Contract contains a “free look” provision. If you cancel your Contract within 10 days after receiving it (or later, if required by your state), we will send you, depending upon the laws of your state, either the full amount of all of your Purchase Payments or your Account Value as of the day we receive your cancellation request in good order. (This amount may be more or less than the original Purchase Payment). We will not deduct a withdrawal charge or a Market Value Adjustment.

Tax Considerations

Your earnings are not taxed until you take them out. If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as ordinary income. If you are younger than 59½ when you take money out, you may be charged a 10% federal tax penalty on taxable amounts.

NOTE ABOUT OTHER ANNUITY CONTRACTS THAT WE OFFER: In addition to the Contract, we currently offer many other forms of annuity contracts with a wide variety of features, benefits and charges. Depending on your circumstances and needs, some of these other contracts may be at lower cost to you. Not all of the annuity contracts that we offer are available in all jurisdictions or through all of the selling agents who offer the contracts. You should consider with your selling agent what annuity contract or financial product is most consistent with your needs and preferences.

If you have any questions about your Contract or need more information, please contact us at:

Sun Life Assurance Company of Canada (U.S.)
P. O. Box 9133
Wellesley Hills, Massachusetts  02481
Toll Free (800) 752-7216
www.sunlife.com/us

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The table below describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses

Maximum Withdrawal Charge (as a percentage of Purchase Payments withdrawn):	6%1

Number of Complete Account Years Since Purchase Payment has been in the Account	0-1	2-3	4-5	6	7 or more

Withdrawal Charge	6%	5%	4%	3%	0%

Maximum Fee Per Transfer (currently $0):	$152

Premium Taxes (as a percentage of Account Value or total Purchase Payments):	0% - 3.5%3

The tables below describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Account Fee	$ 504

Variable Account Annual Expenses
(as a percentage of average daily net Variable Account assets)

Mortality and Expense Risk Charge:	1.25%
Administrative Expenses Charge:	0.15%

Total Variable Account Annual Expenses:	1.40%

The table below shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.58%	1.35%

The expenses shown, which include any acquired fund fees and expenses, are those incurred for the year ended December 31, 2012, and were provided by the Funds. We have not independently verified the accuracy of the Fund expense information. Current or future expenses may be greater or less than those shown. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the Fund prospectuses.

1
A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment has been in your Account for seven Account Years, it may be withdrawn free of the withdrawal charge. (See “Withdrawal Charge.”)

2
Currently, we impose no fee upon transfers; however, we reserve the right to impose a fee of up to $15 per transfer. We do impose certain restrictions upon the number and frequency of transfers. (See “Transfer Privilege.”)

3
The premium tax rate and base vary by your state of residence and the type of Certificate you own. Currently, we may deduct premium taxes from Certificate Value upon full surrender (including surrender for the death benefit) or annuitization. (See “Premium Taxes.”)

4
The Annual Account Fee is equal to the lesser of $35 or 2% of your Account Value in Account Years 1 through 5; thereafter, the Annual Account Fee may be changed annually but it will never exceed the lesser of $50 or 2% of your Account Value. The Annual Account Fee is waived if your Account Value has been allocated only to the Fixed Account during the applicable Account Year or if your Account Value is $75,000 in value on your Account Anniversary. (See “Account Fee.”)

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. For purpose of converting the annual contract fee to a percentage, the Example assumes an average Contract size of $35,000. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$841	$1,266	$1,748	$3,199

(2)	If you annuitize your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$288	$883	$1,504	$3,199

(3)	If you do not surrender your Contract:

1 year	3 years	5 years	10 years

$288	$883	$1,504	$3,199

The fee table and Example should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Your actual expenses may be greater or less than those shown. The Example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower. Similarly, the 5% annual rate of return assumed in the Example is not intended to be representative of past or future investment performance. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

For information concerning compensation paid for the sale of the Contracts, see “Distribution of the Contract.”

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract (“Variable Accumulation Units”) is included in the back of this Prospectus as Appendix C.

THE ANNUITY CONTRACT

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F (the “Variable Account”) offer the Contract to groups and individuals for use in connection with their retirement plans. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual Participant of the Contract. We issue a Group Contract to the Owner covering all individuals participating under the Group Contract. Each individual receives a Certificate that evidences his or her participation under the Group Contract.

In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as “Participants” and we address all those Participants as “you”; we use the term “Contracts” to include Individual Contracts, Group Contracts and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as “your” Account or a “Participant Account.”

Your Contract provides a number of important benefits for your retirement planning.

•
It has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you make Purchase Payments under the Contract and allocate them to one or more of the Variable Account options or, if available, the Fixed Account options. During the Income Phase, we make payments based on the amount you have accumulated. Annuity payments can be fixed or variable. When you choose variable options, you assume the investment risk. When you choose fixed options, we assume the investment risk.

•
It also has tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral. Tax-qualified plans provide tax-deferral without the need for purchasing an annuity contract.

•	It provides a death benefit if you die during the Accumulation Phase.

•	If you so elect, during the Income Phase, it provides annuity payments to you or someone else for life or for another period that you choose.

The Contract is designed for use in connection with personal retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or non-trusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as “Qualified Contracts,” and all others as “Non-Qualified Contracts.” A qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

COMMUNICATING TO US ABOUT YOUR CONTRACT

You may submit transaction requests or otherwise communicate with us in writing or by telephone. All materials sent to us, including Purchase Payments, must be sent to us at our mailing address, as set forth on the first page of this Prospectus. For all telephone communications, you must call (800) 752-7216. In addition, the authorized registered representative of the broker-dealer of record may submit transfer requests on your behalf in writing, by telephone, or over the Internet on our broker website. To use the broker website, the registered representative must first consent to our online terms of use. (See “Requests for Transfers” under “Transfer Privilege.”)

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our mailing address or at (800) 752-7216. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time. In some cases, receipt of financial transactions by the broker-dealer of record will be deemed to be constructive receipt by us. This would include only cases where we have a specific agreement with the broker-dealer that provides for this treatment and the broker-dealer electronically forwards to us the request promptly after the end of the Business Day on which it receives the request in good order. In such cases, financial transactions received by us in good order will be priced that Business Day, provided the broker-dealer received the request before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. For information about whether we have this type of arrangement with your broker-dealer, you may call us at the above number.

Certain methods of contacting us, such as by telephone or over the Internet, may be unavailable or delayed. Any computer or telephone system (including yours, ours, and your registered representative’s) can experience delays or outages that may delay or prevent us from processing your request. While we have taken reasonable precautions to allow our systems to accommodate heavy usage, we do not guarantee access or reliability under all circumstances. If you experience delays or an outage, you may submit your request to us in writing to our mailing address, as set forth at the beginning of this Prospectus.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

Electronic Account Information

Contract Owners may elect to receive prospectuses, transaction confirmations, reports and other communications in electronic format, instead of receiving paper copies of these documents. To enroll in this optional electronic delivery service Contract Owners must register and log on to our Internet customer website at https://customerlink.sunlife-usa.com. First-time users of this website can enroll in this electronic delivery service by selecting “eDeliver Documents” when registering to use the website. If you are already a registered user of this website, you can enroll in the electronic delivery service by logging on to your account and selecting “eDeliver Documents” on the “Update Profile” page. The electronic delivery service is subject to various terms and conditions, including a requirement that you promptly notify us of any change in your e-mail address, in order to avoid any disruption of deliveries to you. You may obtain more information and assistance at the above-mentioned internet location or by writing us at our mailing address or by telephone at (800) 752-7216.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. The address for our Executive Office is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. (“Sun Life Financial”). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

Sun Life Financial has announced the execution of a definitive agreement  to sell its United States domestic annuity business and certain of its United States life insurance businesses to Delaware Life Holdings, LLC (the “Purchaser”) (the “Proposed Transaction”).  The Purchaser is a limited liability company organized under the laws of the State of Delaware.  The Proposed Transaction will include the transfer of all of the issued and outstanding shares of the Company to the Purchaser.  The closing date for the Proposed Transaction is expected to be as soon as May 31, 2013, subject to receipt of all required regulatory approvals as well as satisfaction of other closing conditions.  Although completion of the Proposed Transaction will result in a change in control of the Company, the terms and conditions of your Contract with the Company will not change and you will not need to take any action.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity contracts that we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contract described in this Prospectus and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. The assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct. All obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company and, as such, are subject to the claims of the Company’s creditors.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund of the MFS® Variable Insurance Trust or the MFS® Variable Insurance Trust II. All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by the Trust with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses and any applicable taxes will, in effect, be made by redeeming the number of Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS: THE TRUSTS

The MFS® Variable Insurance Trust and the MFS® Variable Insurance Trust II (the “Trusts”) are open-end management investment companies registered under the Investment Company Act of 1940.  Massachusetts Financial Services Company (“MFS®”), serves as the investment adviser to the Trusts .

The Trusts are composed of a number of independent portfolios of securities, each of which has separate investment objectives and policies. Shares of the Trusts are issued in a number of investment options (each, a “Fund”), each corresponding to one of the portfolios. Additional portfolios may be added to the Trusts which may or may not be available for investment by the Variable Account.

Each Fund pays fees to MFS® for its services pursuant to investment advisory agreements. MFS® also serves as investment adviser to each of the funds in the MFS Family of Funds®, and to certain other investment companies established by MFS® and/or us. MFS® Institutional Advisors, Inc., a wholly-owned subsidiary of MFS®, provides investment advice to substantial private clients. MFS® and its predecessor organizations have a history of money management dating from 1924. MFS® operates as an autonomous organization and the obligation of performance with respect to the investment advisory and underwriting agreements is solely that of MFS®. We undertake no obligation in this regard.

MFS® may serve as the investment adviser to other mutual funds which have similar investment goals and principal investment policies and risks as the Funds, and which may be managed by a Fund’s portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

The Trusts also offer shares to other separate accounts established by the Company and our New York subsidiary in connection with variable annuity and variable life insurance contracts. Although we do not anticipate any disadvantages to this arrangement, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts investing in the Trusts. A conflict may occur due to differences in tax laws affecting the operations of variable life and variable annuity separate accounts, or some other reason. We and each Trust’s Board of Trustees will monitor events for such conflicts, and, in the event of a conflict, we will take steps necessary to remedy the conflict, including withdrawal of the Variable Account from participation in the Fund which is involved in the conflict or substitution of shares of other Funds or other mutual funds.

More comprehensive information about the Trusts and the management, investment objectives, policies, restrictions, expenses and potential risks of each Fund may be found in the current Trust prospectuses. You should read the Trust prospectuses carefully before investing. The statement of additional information for each of the Trusts is available by calling us at (800) 752-7216.

THE FIXED ACCOUNT

The Fixed Account is made up of all the general assets of the Company other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account, and are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the 4 highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS

Guarantee Periods

You may elect one or more Guarantee Period(s) from those we make available from time to time. When available, we may offer Guarantee Periods of different durations; however, we may stop offering some or all Guarantee Periods at any time. Once we stop offering a Guarantee Period for a particular duration, allocations or transfers into that Guarantee Period will not be permitted.

Effective January 31, 2011, we stopped accepting any additional amounts for allocation to certain Guarantee Periods, regardless of when the Contract was issued. Under this change, all Guarantee Periods were closed to new amounts from:

●	initial or subsequent Purchase Payments you may make, except for Purchase Payments that you allocate to our dollar-cost averaging program;

●	transfers of Account Value into a Guarantee Period from any other Guarantee Period or Sub-Account; and

●	any other new allocation of money.
Any of your Account Value held in a Guarantee Period on January 31, 2011, will not be affected by our closing the Guarantee Periods to new amounts. At the end of that Guarantee Period, unless you instruct us otherwise, we will automatically renew your Guarantee Period allocation into a new Guarantee Period of the same duration as the last Guarantee Period. (See “Renewals” under “Fixed Account Value.”) Although we have the discretion to once again make new Guarantee Periods available for new allocations, we do not have any current intention to do so.

Because we are not currently offering new Guarantee Periods in connection with our Secured Future Program, that program is no longer available to those who are not already participating in it. (See “Secured Future Program” under “Other Programs.”)

Guaranteed Interest Rates

We publish Guaranteed Interest Rates for each Guarantee Period offered. We may change the Guaranteed Interest Rates we offer from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate permitted by state law. Also, once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.

We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest with amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

We may from time to time at our discretion offer interest rate specials for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

Early Withdrawals

Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers, and commencement of an annuity, may be subject to a Market Value Adjustment, which could increase the value of your Account. (See “Withdrawals, Withdrawal Charges and Market Value Adjustment.”)

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make Purchase Payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or die before the Annuity Commencement Date.

Issuing Your Contract

When you purchase a Contract, a completed Application and the initial Purchase Payment are sent to us for acceptance. When we accept an Individual Contract, we issue the Contract to you. When we accept a Group Contract, we issue the Contract to the Owner; we issue a Certificate to you as a Participant when we accept your Application.

We will credit your initial Purchase Payment to your Account within two Business Days of receiving your completed Application, in good order. If your Application is not in good order, we will notify you. If we do not have the necessary information to complete the Application within five Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is in good order. Once the Application is in good order, we will then apply the Purchase Payment within two Business Days.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $10,000, and, although there is currently no minimum amount for additional Purchase Payments, we reserve the right to limit each additional Purchase Payment to at least $1,000. In addition, unless we have given our approval in advance, we will not accept a Purchase Payment if your Account Value is over $2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase, except that if you own a Contract issued in the state of Oregon, you may make Purchase Payments only during the first three Account Years, rather than at any time during the Accumulation Phase.

Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods currently available.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. Your allocation factors will remain in effect as long as your selected Sub-Accounts and Guarantee Periods continue to be available for investment. You may, however, change the allocation factors for future Purchase Payments by sending us notice of the change in a form acceptable to us. We will use your new allocation factors for Purchase Payments we receive with or after we have received notice of the change until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments (see “Premium Taxes”). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the two components of your Contract: the Variable Account portion of your Contract (“Variable Account Value”) and the Fixed Account portion of your Contract (“Fixed Account Value”). These two components are calculated separately, as described below under the headings “Variable Account Value” and “Fixed Account Value.”

Variable Account Value

Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is generally 4:00 p.m., Eastern Time. (The close trading is determined by the New York Stock Exchange.) We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a “Business Day.” The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a Valuation Period. On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor, which we call the Net Investment Factor, which represents the net return on the Sub-Account’s assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account’s Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Series share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Series during the Valuation Period, by (2) the net asset value per share of the Series share at the end of the previous Valuation Period; we then deduct a factor representing the asset-based insurance charges (the mortality and expense risk charge and administrative expense charge) for each day in the Valuation Period.

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

The Guarantee Period begins the day we apply your allocation and ends when the number of calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Expiration Date. Guarantee Periods may not always be available for allocation. (See “Fixed Account Options: The Guarantee Periods.”)

Crediting Interest

We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis. You can find out about our current Guaranteed Interest Rates by calling us at (800) 752-7216.

Guarantee Amounts

Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. Renewals into a Guarantee Period that will extend beyond your maximum Annuity Commencement Date will result in the application of a Market Value Adjustment upon annuitization or withdrawal. We reserve the right to limit each new allocation to a Guarantee Period to at least $1,000.

Renewals

We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. If you would like to change your Fixed Account option, we must receive from you prior to the Renewal Date:

•	written notice electing a different Guarantee Period from among those we then offer, or

•	written instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract (see “Transfer Privilege.”)

If we receive no instructions from you prior to the Renewal Date, we will automatically renew your Fixed Account allocation into a new Guarantee Period of the same duration as the last Guarantee Period. A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. In that case, unless you notify us otherwise, we will automatically transfer your Guarantee Amount into the next available Guarantee Period.

Early Withdrawals

If you withdraw, transfer, or annuitize an allocation from a Guarantee Period more than 30 days prior to the Expiration Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase of your Account Value, depending on interest rates at the time. (See “Withdrawals, Withdrawal Charges, and Market Value Adjustment.”)

Transfer Privilege

Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:

•	you may not make more than 12 transfers in any Account Year;

•	the amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

•	at least 30 days must elapse between transfers to and from Guarantee Periods;

•	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

•	we impose additional restrictions on market timers, which are further described below. (See “Short-Term Trading.”)

These restrictions do not apply to transfers made under any optional program. (See “Other Programs.”) We reserve the right to waive these restrictions and exceptions at any time, as discussed under “Short-Term Trading,” or to change them. Any change will be applied uniformly. We will notify you of any change prior to its effectiveness.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Transfers out of a Guarantee Period occurring more than 30 days before the Renewal Date or any time after the Expiration Date or any time after the Expiration Date will be subject to the Market Value Adjustment described under “Withdrawals, Withdrawal Charges and Market Value Adjustment.” We will notify you of any change in writing prior to its effectiveness. Under current law there is no tax liability for transfers.

Requests for Transfers

You, your authorized registered representative of the broker-dealer of record, or another authorized third party may request transfers in writing or by telephone. Registered representatives of broker-dealer firms that have entered into selling agreements with us may, on behalf of their clients, submit transfer requests electronically over the Internet on our broker website. To use this electronic transfer service, a registered representative must agree to our online terms of use. You can contact us by telephone at (800) 752-7216 to identify broker-dealers with registered representatives that use this service.

If a written, telephone, or electronic transfer request is received before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m., the transfer will be priced that day. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We have established procedures reasonably designed to confirm that instructions communicated to us by telephone or electronically are genuine. These procedures may require any person requesting a transfer made by telephone or electronically to provide personal identifying information. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

We reserve the right to deny any and all transfer requests made by telephone or electronically and to require that certain transfer requests be submitted in writing. A transfer request may be denied if it is not in good order or if it does not comply with the terms of our short-term trading policy or the trading policy of a fund involved in the transfer. If an electronic or a telephone transfer request is denied, we will immediately notify you and your authorized registered representative.

We also reserve the right to suspend, modify, restrict, or terminate the telephone or electronic transfer privilege at any time. Your ability (or the ability of your authorized registered representative or another authorized third party) to request transfers by telephone and/or electronically may also be limited due to circumstances beyond our control, such as during system outages or periods of high volume.

A transfer request will be priced at the Variable Accumulation Unit value next determined at the close of the Business Day if we receive your transfer request, in good order, before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be priced on the next Business Day.

No more than one transfer request of Account Values may be made on the same Business Day regardless of whether the request is made by you, your authorized registered representative, or another authorized third party, and regardless of whether the request is submitted in writing, by telephone, or electronically. The Company has established reasonable procedures for handling multiple transfer requests received on the same Business Day, including processing the first transfer request received in good order on a Business Day (unless otherwise cancelled in accordance with the cancellation procedures described in the next paragraph).

You, your authorized registered representative, or another authorized third party may cancel a transfer request by contacting us by telephone at (800) 752-7216 before the end of the Business Day during which the transfer request was submitted. We may also permit your authorized registered representative to request cancellation of a transfer request electronically over the Internet, provided we receive the electronic request before the end of the Business Day during which the transfer request was submitted.

Short-Term Trading

The Contracts are not designed for short-term trading. If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Participants and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Participants or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to the Participants. Short-term trading can increase costs for all Participants as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies.

The Company has policies and procedures to limit the number and frequency of transfers of Account Value. The Company also reserves the right to charge a fee for transfers to discourage frequent trading. In no event will the total charge assessed in connection with a transfer, that includes this fee as well as any charge that we may assess on a permitted transfer of Account Value among Sub-Accounts (see “Permitted Transfers,” above), exceed the maximum fee per transfer presented in the table of “Fees and Expenses” in this Prospectus.

Short-term trading activities whether by the Participant or a third party authorized to initiate transfer requests on behalf of Participant(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restricts your transfer privileges more narrowly than the policies described under “Permitted Transfers,” such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We impose additional administrative restrictions on third parties that engage in transfers of Account Values on behalf of multiple Participants at one time. Specifically, we limit the form of such large group transfers to fax or mail delivery only, require the third party to provide us with advance notice of any possible large group transfer so that we can have additional staff ready to process the request, and require that the amount transferred out of a Sub-Account for each Participant be equal to 100% of that Participant’s value in the Sub-Account. In the last situation, we will not transfer any of the Sub-Account value. Instead, we will deem the request not in good order and immediately notify you.

We will provide you written notification of any restrictions imposed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund and other shareholders, in the following instances:

•	when a new broker of record is designated for the Contract;

•	when the Participant changes;

•	when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;

•	when necessary in our view to avoid hardship to a Participant; or

•	when underlying Funds are dissolved or merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Participants to certain risks. Short-term trading could increase costs for all Participants as a result of excessive portfolio transaction fees. In addition, short-term trading could adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Participants could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

Funds’ Shareholder Trading Policies

In addition to the restrictions that we impose (as described under “Permitted Transfers” and “Short-Term Trading”), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Fund’s shares. These policies (the “Funds’ Shareholder Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds’ Shareholder Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their Shareholder Trading Policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount you cause to be deposited into a Fund (including by way of Purchase Payments and transfers under your Contract) or removed from the Fund (including by way of withdrawals and transfers under your Contract). If a Fund identifies you as having violated the Fund’s Shareholder Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by you (or a third party acting on your behalf) in respect of that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if you do not comply with any Fund’s Shareholder Trading Policies, you (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund. You should review and comply with each Fund’s Shareholder Trading Policies, which are disclosed in the Funds’ current prospectuses.

Funds may differ significantly as to such matters as: (a) the amount, format, and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described under “Permitted Transfers” and under “Short-Term Trading.” Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, you could be deprived of potentially valuable flexibility to make transactions with respect to that Fund. For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers. If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as a variable investment option.

Waivers; Reduced Charges; Credits; Bonus Guaranteed Interest Rates

We may reduce or waive the withdrawal charge or annual Account Fee, credit additional amounts, or grant bonus Guaranteed Interest Rates in certain situations. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions (“Eligible Employees”) and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see “Withdrawals, Withdrawal Charges and Market Value Adjustment.”

Other Programs

You may participate in any of the following optional programs free of charge. Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 transfers per year allowed under the section entitled “Transfer Privilege.”

Dollar-Cost Averaging

You may select a dollar-cost averaging program at no extra charge by allocating a minimum amount to a designated Sub-Account or to a Guarantee Period we make available in connection with the program. (We reserve the right to limit minimum investments to at least $1,000.)

Dollar-cost averaging allows you to invest gradually over time. Each month or quarter, as you select, we will transfer the same amount automatically to one or more Sub-Accounts that you choose. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned. If you elected to participate in dollar-cost averaging when you purchased your Contract, then all future Purchase Payments will be allocated to dollar-cost averaging, unless you specify otherwise.

Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program.

No Market Value Adjustment will apply to amounts automatically transferred from the Fixed Account under the dollar-cost averaging program, except that if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Money Market Sub-Account, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any allocation of a new Purchase Payment to the program will be treated as commencing a new dollar-cost averaging program and may be subject to the $1,000 minimum investment limit.

The main objective of a dollar-cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. Since you transfer the same dollar amount to the Sub Accounts at set intervals, dollar-cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not insure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods pursuant to the dollar-cost averaging program.

Asset Allocation

One or more asset allocation programs may be available in connection with the Contracts, at no extra charge. Asset allocation is the process of investing in different asset classes - such as equity funds, fixed income funds, and money market funds, depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

We have no discretionary authority or control over your investment decisions. We do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.

Currently, you may select one of the available asset allocation models, each of which represents a combination of Sub-Accounts with a different level of risk. These models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure. We may add or delete programs in the future.

Our asset allocation programs are “static” programs. That is to say, if you elect an asset allocation program, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose. While we will not alter the Sub-Account allocation percentages used in any asset allocation model, your asset allocation model and allocation weightings could be affected by mergers, liquidations, fund substitutions or closures.

You will not be provided with information regarding the periodic updates to models that we may offer to new Contract purchasers. Any new models will only be offered to Contracts issued on or after the date the new model goes into effect or to Participants who elect an asset allocation program on or after that date. Participants of any existing asset allocation programs may make an independent decision to change their asset allocations at any time. You should consult your financial adviser periodically to consider whether the model you have selected is still appropriate for you.

Systematic Withdrawal and Interest Out Programs

You may select our Systematic Withdrawal Program or our Interest Out Program. Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will process them automatically. Under the Interest Out Program, we automatically pay to you, or reinvest, interest credited for all Guarantee Periods you have chosen. Withdrawals under these programs may be subject to surrender charges and a Market Value Adjustment. They may also be included as income and subject to a 10% federal tax penalty. You should consult a qualified tax professional before choosing these options. We reserve the right to limit the election of either of these programs to Contracts with a minimum Account Value of $10,000.

You may change or stop either program at any time, by written notice to us or other means approved by us.

Portfolio Rebalancing Program

Under the Portfolio Rebalancing Program, we transfer funds among the Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

No transfers to or from any Guarantee Period are permitted while this program is in effect.

Secured Future Program

Under the Secured Future Program, at issue, we divide your initial Purchase Payment between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer, and we allocate to that Guarantee Period the portion of your Purchase Payment necessary so that at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your initial Purchase Payment, less the amount of any Contract charges that have been deducted from the Fixed Account. The remainder of the original Purchase Payment will be invested in Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your Purchase Payment (assuming no withdrawals or transfers), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen. The Secured Future Program is subject to availability. Your Secured Future Program terminates at the end of the Guarantee Period and is not renewable into a new Guarantee Period. The Secured Future Program is not available when Guarantee Periods are not being offered. (See “The Fixed Account Options: The Guarantee Periods.”)

WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT

Cash Withdrawals

Requesting a Withdrawal

At any time during the Accumulation Phase you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our mailing address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge (see “Withdrawal Charge” below) and withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment. (See “Market Value Adjustment.”) Upon request we will notify you of the amount we would pay in the event of a full or partial withdrawal. Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax. (See “Tax Considerations.”) You should carefully consider these tax consequences before requesting a cash withdrawal.

Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows: We start with your Account Value at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee, if applicable, for the Account Year in which the withdrawal is made; we add the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally, we deduct any applicable withdrawal charge.

A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract.

Partial Withdrawals

Unless you specify otherwise, when you request a partial withdrawal, we will pay you the amount specified in your request adjusted by any applicable charges and/or Market Value Adjustment and then reduce the value of your Account by the amount of the withdrawal.

You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Period to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your Account Value at the end of the Valuation Period during which we receive your request.

Partial withdrawals may affect the death benefit amount. In calculating the amount payable under the death benefit, we may reduce the benefit amount to an amount equal to the benefit amount payable immediately before the withdrawal multiplied by the ratio of the Account Value immediately after withdrawal to the Account Value immediately before the withdrawal. (See “Calculating the Death Benefit.”)

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal (i.e., a surrender of your Contract).

Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within seven days after we receive your withdrawal request, except in cases where we are permitted to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

•	when the New York Stock Exchange is closed (except weekends and holidays) or when the SEC determines trading on the New York Stock Exchange is restricted;

•
when the SEC determines that an emergency exists and that it is not reasonably practical (i) to dispose of securities held in the Variable Account or (ii) to determine the value of the net assets of the Variable Account; or

•	when an SEC order permits us to defer payment for the protection of Participants.

If, pursuant to SEC rules, the Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the Money Market Sub-Account until the Fund is liquidated. We also may defer payment of amounts you withdraw from the Fixed Account for up to six months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. (See “Tax Considerations - Tax-Sheltered Annuities.”)

When you make a withdrawal, we consider the oldest Purchase Payment that you have not already withdrawn to be withdrawn first, then the second oldest Purchase Payment, and so forth. Once all Purchase Payments are withdrawn, the balance withdrawn is considered to be accumulated value.

Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a “contingent deferred sales charge”) on certain amounts you withdraw. We impose this charge primarily to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

Free Withdrawal Amount

In each Account Year you may withdraw a portion of your Account Value, which we call the “free withdrawal amount,” before incurring the withdrawal charge. For any year, the free withdrawal amount is equal to (1) 10% of the amount of all Purchase Payments you have made during the last seven Account Years, including the current Account Year (the “Annual Withdrawal Allowance”), plus (2) the amount of all Purchase Payments made before the last seven Account Years that you have not previously withdrawn. Any portion of the Annual Withdrawal Allowance that you do not use in an Account Year is cumulative, that is, it is carried forward and available for use in future years.

For convenience, we refer to Purchase Payments made during the last seven Account Years (including the current Account Year) as “New Payments,” and all Purchase Payments made before the last seven Account Years as “Old Payments.”

For example, assume you wish to make a withdrawal from your Contract in Account Year 10. You made an initial Purchase Payment of $10,000 in Account Year 1, you made one additional Purchase Payment of $8,000 in Account Year 8, and you made no previous withdrawals. Your Account Value in Account Year 10 is $35,000. The free withdrawal amount for Account Year 10 is $19,400, calculated as follows:

•	$800, which is the Annual Withdrawal Allowance for Account Year 10 (10% of the $8,000 Purchase Payment made in Account Year 8, the only New Payment); plus

•
$8,600, which is the total of the unused Annual Withdrawal Allowances of $1,000 for each of Account Years 1 through 7 and $800 for each of Account Years 8 and 9 that are carried forward and available for use in Account Year 10; plus

•	$10,000, which is the amount of all Old Payments that you have not previously withdrawn.

Withdrawal Charge on Purchase Payments

If you withdraw more than the free withdrawal amount in any Account Year, we consider the excess amount to be withdrawn first from New Payments that you have not previously withdrawn. We impose the withdrawal charge on the amount of these New Payments. Thus, the maximum amount on which we will impose the withdrawal charge in any year will never be more than the total of all New Payments that you have not previously withdrawn.

The amount of your withdrawal, if any, that exceeds the total of the free withdrawal amount plus the aggregate amount of all New Payments not previously withdrawn, is not subject to the withdrawal charge.

Order of Withdrawal

New Payments are withdrawn on a first-in first-out basis until all New Payments have been withdrawn. For example, assume the same facts as in the example above. In Account Year 10 you wish to withdraw $25,000. We attribute the withdrawal first to the free withdrawal amount of $19,400, which is not subject to the withdrawal charge. The remaining $5,600 is withdrawn from the Purchase Payment made in Account Year 8 (the only New Payment) and is subject to the withdrawal charge. The $2,400 balance of the Account Year 8 Purchase Payment will remain in your Account. If you make a subsequent $5,000 withdrawal in Account Year 10, $2,400 of that amount will be withdrawn from the remainder of the Account Year 8 Purchase Payment and will be subject to the withdrawal charge. The other $2,600 of your withdrawal (which exceeds the amount of all New Payments not previously withdrawn) will not be subject to the withdrawal charge.

Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Account Years the Purchase Payment has been held in your Account, including the year in which you made the Purchase Payment, but not the year in which you withdraw it. Each Purchase Payment begins a new seven-year period and moves down a declining surrender charge scale at each Account Anniversary. Purchase Payments received during the current Account Year will be charged 6% if withdrawn. On your next scheduled Account Anniversary, that Purchase Payment along with any other Purchase Payments made during that Account Year, will be considered to be in their second Account Year and will have a 5% withdrawal charge. On the next Account Anniversary, these Purchase Payments will move into their third Account Year and will have a withdrawal charge of 5%. The withdrawal charge decreases according to the number of Account Years the Purchase Payment has been in your Account. The declining withdrawal charge scale is as follows:

Number of Account Years Purchase Payment has been in Your Account	Withdrawal Charge
0-1	6%
2-3	5%
4-5	4%
6	3%
7 or more	0%

For example, using the same facts as in the example in “Free Withdrawal Amount” above, the percentage applicable to the withdrawals in Account Year 10 of Purchase Payments made in Account Year 8 would be 5%, because the number of Account Years the Purchase Payments have been held in your Account would be 2. You may want to consider deferring a withdrawal because withdrawal charges decline the longer the Purchase Payment is held in your Account.

The withdrawal charge will never be greater than 6% of the aggregate amount of Purchase Payments you make under the Contract.

For a Group Contract, we may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will only apply to Accounts established after the date of the modification.

For additional examples of how we calculate withdrawal charges, see Appendix B.

Types of Withdrawals Not Subject to Withdrawal Charge

We do not impose a withdrawal charge on withdrawals from the Accounts of (a) our employees, (b) employees of our affiliates, or (c) licensed insurance agents who sell the Contracts. We also may waive withdrawal charges with respect to Purchase Payments derived from the surrender of other annuity contracts we issue.

Nursing Home Waiver

We will waive the withdrawal charge for a full withdrawal if:

•	the nursing home waiver is approved in the state of issue;

•	at least one year has passed since we issued your Contract; and

•	you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state.

An “eligible nursing home” means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us evidence of confinement in the form we determine. To find out where the nursing home waiver is approved, you can call us at (800) 752-7216.

Minimum Distributions

For each Qualified Contract, the free withdrawal amount in any Account Year will be the greater of the free withdrawal amount described above and any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

Other Withdrawals

We do not impose withdrawal charges:
•	on amounts you apply to provide an annuity;
•	on amounts withdrawn from a Non-Qualified Contract as part of our non-qualified stretch program;
•	on amounts we pay as a death benefit;
•	on amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account; or
•	on any amounts transferred as a part of an optional program.

Market Value Adjustment

Market Value Adjustments only apply to Contracts investing in the Fixed Account and are only applicable to Contracts that have allocated money to the Fixed Account Guarantee Period options that we make available from time to time.

If permitted under the laws of your state, we will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar-cost averaging program.

We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is, to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

A Market Value Adjustment may increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal to the balance of your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is lower than your Guaranteed Interest Rate, the Market Value Adjustment is likely to increase your Account Value.

Effective March 19, 2012, we have amended your Contract or Certificate by limiting (i.e., putting a “floor” on) any downward Market Value Adjustment that might be applied after March 19, 2012, to withdrawals or transfers out of a Guarantee Period. The “floor” ensures that, if you withdraw or transfer money from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period, we will not apply a Market Value Adjustment that would reduce the amount withdrawn before the deduction of any applicable Contract charges. We will, however, continue to apply any positive Market Value Adjustment that would increase the amount withdrawn.

We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

(1 + I	)	N/12	- 1
1 + J + b

where:

I	is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

J
is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer;

N	is the number of complete months remaining in your Guarantee Period; and

b
is a factor that currently is 0% but that in the future we may increase to up to 0.25%. Any increase would be applicable only to Participants who purchase their Contracts after the date of that increase.

We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

For examples of how we calculate the Market Value Adjustment, see Appendix B.

No Market Value Adjustment will apply to Contracts issued in the states of Maryland, Texas and Washington, or to one-year Guarantee Periods under Contracts issued in the State of Oregon.

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary, which is the anniversary of the first day of the month after we issue your Contract. In Account Years 1 through 5, the Account Fee is equal to the lesser of $35 or 2% of your Account Value. After Account Year 5, we may change the Account Fee each year, but the Account Fee will never exceed the lesser of $50 or 2% of your Account Value. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.

We will not charge the annual Account Fee if:

•	your Account Value has been allocated only to the Fixed Account during the applicable Account Year; or

•	your Account Value is more than $75,000 on your Account Anniversary.

If you make a full withdrawal of your Account, we deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we deduct an annual Account Fee of $35 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

Administrative Expense Charge

We deduct an administrative expense charge from the assets of the Variable Account during both the Accumulation Phase and the Income Phase. During the Accumulation Phase, this charge is deducted at an annual effective rate equal to 0.15% of your average daily Variable Account Value. During the Income Phase, this charge is included as part of the total insurance charges deducted from Annuity Unit values. This charge is designed to reimburse us for expenses we incur in administering the Contracts, the Accounts and the Variable Account that are not covered by the annual Account Fee.

Depending on the amount of expenses that we incur, we expect that we may earn a profit from this charge. If so, we may use the profit for any proper corporate purpose, including paying any other expenses in connection with the Contracts or adding to our corporate surplus.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.25%. We assume numerous mortality and expense risks under the Contracts. These risks include, but are not limited to, (1) the risk that arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live; (2) the risk that arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date, including in cases where the death benefit is greater than a Contract’s Account Value; (3) the risk that our cost of providing benefits according to the terms of any optional death benefit riders will exceed the amount of the charges we deduct for those riders; and (4) the risk that the annual Account Fee and the administrative expense charge we assess under the Contracts may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover our costs resulting from these and other mortality and expense risks, we will bear the loss. If, as we expect, the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contracts. In setting the rate of this charge, we not only consider our expected mortality and expense risks, but also our objective to earn a profit from the Contracts, after all of the costs, expenses, credits, and benefits we expect to pay in connection with the Contracts.

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if you  could be subject to a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses

There are fees and expenses deducted from each Fund of the Trust. These fees and expenses are described in the relevant Fund’s prospectus and related Statement of Additional Information.

Modification in the Case of Group Contracts

For Group Contracts, we may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Owners. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

DEATH BENEFIT

If you die during the Accumulation Phase, we will pay a death benefit to the designated Beneficiary(ies), using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of your death, we will pay the death benefit to the Annuitant, or, if the Annuitant is not then living, in one sum to your estate. We do not pay a death benefit if you die during the Income Phase. However, the Beneficiary will receive any payments provided under an Annuity Option that is in effect.

Amount of Death Benefit

To calculate the amount of your death benefit, we use a “Death Benefit Date.” The Death Benefit Date is the date we receive proof of your death in an acceptable form (“Due Proof of Death”) if you have elected a death benefit payment method before your death and it remains effective. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary’s election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period.

The amount of the death benefit is determined as of the Death Benefit Date.

If you were 85 or younger on your Contract Date (the date we accepted your first Purchase Payment), the death benefit will be the greatest of the following amounts:

(1)	your Account Value for the Valuation Period during which the Death Benefit Date occurs;

(2)	the amount we would pay if you had surrendered your entire Account on the Death Benefit Date;

(3)
your Account Value on the Seven-Year Anniversary immediately before the Death Benefit Date, adjusted for subsequent Purchase Payments and partial withdrawals and charges made between the Seven-Year Anniversary and the Death Benefit Date;

(4)
your highest Account Value on any Account Anniversary before your 81st birthday, adjusted for subsequent Purchase Payments and partial withdrawals made between that Account Anniversary and the Death Benefit Date; and

(5)
your total Purchase Payments plus interest accruals thereon, adjusted for partial withdrawals; interest will accrue on Purchase Payments allocated to and transfers to the Variable Account while they remain in the Variable Account at a rate of 5% per year until the first day of the month following your 80th birthday, or until the Purchase Payment or amount transferred has doubled in amount, whichever is earlier.

If you were 86 or older on your Contract Date, the death benefit is equal to amount (2) above; because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, it may be less than your Account Value.

If your Contract is a traditional Individual Retirement Annuity or a 403(b) TSA annuity, required minimum distributions under the Internal Revenue Code may affect the value of your death benefit. Please refer to “Required Minimum Distribution Requirements for Tax-Sheltered Annuities and Traditional Individual Retirement Annuities” under “TAX CONSIDERATIONS” for more information regarding tax issues that you should consider before choosing a death benefit.

Spousal Continuance

If your spouse is your Beneficiary, upon your death your spouse may elect to continue the Contract as the Participant, rather than receive the death benefit. In that case, the amount of your death benefit, calculated as described under “Amount of Death Benefit,” will become the Contract’s Account Value on the Death Benefit Date. All other provisions of the Contract, including any withdrawal charges, will continue as if your spouse had purchased the Contract on the original date of coverage. Upon surrender or annuitization, this increased amount will not be treated as premium, but will be treated as income.

Calculating the Death Benefit

In calculating the death benefit amount payable under (3), (4) and (5) above, any partial withdrawals will reduce the amount by the ratio of the Account Value immediately following the withdrawal to the Account Value immediately before the withdrawal.

If the death benefit is amount (2), (3), (4) or (5) above, your Account Value will be increased by the excess, if any, of that amount over amount (1). Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the Money Market Sub-Account (without the application of a Market Value Adjustment). The Beneficiary may then transfer to the Fixed Account and begin a new Guarantee Period, if we are then currently offering Fixed Account options.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under “The Income Phase - Annuity Provisions.”

During the Accumulation Phase, you may elect the method of payment for the death benefit. These elections are made by sending us at our mailing address an election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is the Participant’s spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us a letter of instruction. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, we will pay the death benefit in a single cash payment.

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option. (See “The Income Phase - Annuity Provisions.”)

Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within five years after your death or (2) if in the form of an annuity, over a period not greater than the life or expected life of the “designated beneficiary” within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

The person you have named a Beneficiary under your Contract, if any, will be the “designated beneficiary.” If the named Beneficiary is not living and no contingent beneficiary has been named, the Annuitant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see “Spousal Continuance,” above.

During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option(s) in place must be distributed at least as rapidly as the method of distribution under that option.

If the Participant is not a natural person, the special distribution rules apply on a change in, or the death of, any Annuitant or Co-Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

Due Proof of Death

We accept any of the following as proof of any person’s death:

•	an original certified copy of an official death certificate;

•	an original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

•	any other proof we find satisfactory.

THE INCOME PHASE - ANNUITY PROVISIONS

During the Income Phase, we make regular monthly payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described below, under the Annuity Option(s) you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described under “Annuity Options,” and you cannot change the Annuity Option(s) selected. (Also, a Beneficiary receiving payments after the Annuitant’s death under Option B, Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain, may elect to receive the discounted value of the remaining payments in a single sum, as discussed under “Annuity Options.”) You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See “Withdrawals, Withdrawal Charges and Market Value Adjustment.”)

Selection of the Annuitant or Co-Annuitant

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Option(s) refer to the Annuitant as the “Payee.” If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

Under a Non-Qualified Contract, if you name someone other than yourself as the Annuitant, you may also select a Co-Annuitant, who will become the new Annuitant if the original Annuitant dies before the Income Phase. If both the Annuitant and Co-Annuitant die before the Income Phase, you become the Annuitant. If you have named both an Annuitant and a Co-Annuitant, you may designate one of them to become the sole Annuitant as of the Annuity Commencement Date, if both are living at that time. If you have not made that designation on the 30th day before the Annuity Commencement Date, and both the Annuitant and the Co-Annuitant are still living, the Co-Annuitant will become the Annuitant on the Annuity Commencement Date.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payment.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

•	The earliest possible Annuity Commencement Date is the first day of the second month following your Contract Date.

•
The latest possible Annuity Commencement Date is the first day of the month following the Annuitant’s 95th birthday (“maximum Annuity Commencement Date”) or, if there is a Co-Annuitant, the 95th birthday of the younger of the Annuitant and Co-Annuitant.

•	The Annuity Commencement Date must always be the first day of a calendar month.

You may change the Annuity Commencement Date from time to time by sending us written notice, in a form acceptable to us, with the following additional limitations:

•	We must receive your notice, in good order, at least 30 days before the current Annuity Commencement Date.

•	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70½ (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70½).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.

Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

Annuity Option B - Life Annuity With 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant’s estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate of 3%; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.

Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 5 to 30 years, as you elect. The longer the period you elect, the smaller your monthly payments will be. If payments under this option are paid on a Variable Annuity basis, the Annuitant may elect to receive some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate of 3%. If the Annuitant dies during the period selected, the remaining income payments are made as described above for payments to a Beneficiary under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

You must specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of annuity payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Options may not be changed once annuity payments begin.

Amount of Annuity Payments

Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day immediately prior to the Annuity Commencement Date and making the following adjustments:

•	We deduct a proportional amount of the annual Account Fee, based on the fraction of the current Account Year that has elapsed.

•	If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change to your Account Value.

•	We deduct any applicable premium tax or similar tax if not previously deducted.

Variable Annuity Payments

Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your adjusted Account Value applied to a Variable Annuity and the annuity payment rates in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. (See “Annuity Payment Rates.”)

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests a transfer among Sub-Accounts). However, the dollar amount of the next Variable Annuity payment, which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit value for the Valuation Period ending just before the date of the payment, will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable annuity payment rates. These will be either (1) the rates in your Contract, which are based on a minimum guaranteed interest rate of 3% per year, compounded annually, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. (See “Annuity Payment Rates.”)

Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

Transfer of Variable Annuity Units

During the Income Phase, the Annuitant may transfer Annuity Units from one Sub-Account to another, up to 12 times each Account Year. Any such transfers may be subject to any restrictions or other policies that the Funds have adopted to protect the Funds from short-term trading or other practices that are potentially harmful to the Fund (the “Funds’ Shareholder Trading Policies”). The applicability of the Funds’ Shareholder Trading Policies is the same during the Income Phase as during the Accumulation Phase, and this is discussed in this Prospectus under “Funds’ Shareholder Trading Policies.” For the reasons discussed there, you should review and comply with each Fund’s Shareholder Trading Policies, which are disclosed in the Funds’ current prospectuses.

To make a transfer, the Annuitant sends us, at our mailing address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to transfer and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the transfer would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the transfer request.

Before transferring Annuity Units from one Sub-Account to another, the Annuitant should carefully review the Fund prospectus for the investment objectives and risk disclosure of the Fund in which the Sub-Accounts invest.

During the Income Phase, we permit only transfers among Sub-Accounts. No transfers to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account Fee in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments (See “Contract Charges - Account Fee”.)

Annuity Payment Rates

Annuity payment rates are the rates we use to determine the dollar amount of an annuity payment under each Annuity Option. The Contract contains annuity payment rate schedules for each Annuity Option described in this Prospectus. These schedules show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (at least 3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract (at least 3% per year, compounded annually). We may change these rates under Group Contracts for Accounts established after the effective date of such change (See “Other Contract Provisions - Modification”.)

The annuity payment rates may vary according to the Annuity Option(s) elected and the adjusted age of the Annuitant. The Contract also describes the method of determining the adjusted age of the Annuitant. The mortality table used in determining the annuity payment rates for Options A, B, and C is the 1983 Individual Annuitant Mortality Table.

Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of your death before the Income Phase, as described under the “Death Benefit” section of this Prospectus. In that case, your Beneficiary will be the Annuitant/Payee. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Participant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Participant prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the last Annuity Commencement Date, and each Participant, in like manner, may change the ownership interest in a Contract. A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Voting of Fund Shares

To the extent required by law, we will vote all shares held in the Variable Account in accordance with instructions we receive from persons with voting interests in the Funds. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract in which the Owner has reserved this right. During the Income Phase, the Payee (that is, the Annuitant or Beneficiary entitled to receive benefits) is the person having the right to give voting instructions.

Before a vote of the shareholders of a Fund occurs, each person with voting interests in the Fund will receive voting materials from us. We will ask those persons to instruct us on how to vote and to return their respective voting instructions to us in a timely manner. Each such person is permitted to cast votes based on the dollar value of the shares of each Fund that we hold for your Contract in the corresponding Sub-Account. We calculate this value based on the number of Variable Accumulation Units or Variable Annuity Units allocated to your Contract as of the date set by the Fund and the value of each Variable Accumulation Unit or Variable Annuity Unit on that date. We count fractional votes.

We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from person(s) with voting interests in the Fund. Because of this method of proportional voting, a small number of persons with voting interests in the Fund may determine the outcome of a shareholder vote. If, however, we determine that we are permitted to vote the Fund shares in our own right, then we may do so.

Note: Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular retirement plan and under the Investment Company Act of 1940. Employees who contribute to retirement plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such retirement plans may also provide the additional extent, if any, to which an Owner shall follow voting instructions of persons with rights under those plans. If no voting instructions are received from any such person with respect to a particular Contract, the Owner may instruct us as to how to vote the number of Fund shares for which instructions may be given.

Reports to Owners

We will send you, by regular U.S. mail, confirmation of all Purchase Payments (including any interest credited), withdrawals, (including any withdrawal charges, negative market value adjustments, and federal taxes on withdrawals), minimum distributions, death benefit payments, and transfers (excluding dollar-cost averaging transfers). Such confirmations will be sent within two business days after the transaction occurs.

In addition, within five business days after each calendar quarter, we will send you a statement showing your current Account Value, death benefit value, and investment allocation by asset class. Each quarterly statement will detail transactions that occurred during the last calendar quarter including Purchase Payments, annuity payments, transfers (including dollar-cost averaging transfers), partial withdrawals, systematic withdrawals, minimum distributions, portfolio rebalancing, asset reallocations, interest credited on fixed accounts, and annual contract fees assessed.

We will also send you annual and semi-annual reports of the funds in which you are invested, including a list of investments held by each portfolio as of the current date of the report.

If you have enrolled in the electronic delivery service and consented to receive documents electronically, we will send you an email at the address you provided notifying you when we have posted your confirmations, statements, and reports on our website.

It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

Substitution of Securities

Shares of any or all Funds of the Trust may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contracts. We may also substitute for the shares held in any Sub-Account shares of another Fund or shares of another registered open-end investment company or unit investment trust for the shares held in any Sub-Account, provided that the substitution has been approved, if required, by the SEC. You will receive notice of any such Fund changes that affect your Contract by a supplement to this Prospectus.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Trust shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may supplement this Prospectus to reflect the change and take such other action as we deem necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contracts. Any changes we make by splitting or combining Variable Accumulation Unit values must comply with federal securities laws and regulations.

Modification

Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification is consistent with federal securities laws and regulations and: (1) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (2) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (3) is necessary to reflect a change in the operation of the Variable Account or the Sub- Account(s) (see “Change in Operation of Variable Account”); (4) provides additional Variable Account and/or fixed accumulation options; or (5) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may supplement this Prospectus to reflect such modification.

In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fee, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

Limitation or Discontinuance of New Participants

We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any two or more variable accounts or Sub-Accounts; (2) add or delete Series, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may supplement this Prospectus and make appropriate endorsement to the Contract as necessary to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our mailing address as shown on the cover of this Prospectus within 10 days, or longer if required by your state, after it was delivered to you. State law may also allow you to return the Contract to your sales representative. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value. However, if applicable state law requires, we will return the full amount of any Purchase Payment(s) we received.

If you are establishing an Individual Retirement Annuity (“IRA”), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Contract Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a “ten day free-look,” notwithstanding the provisions of the Internal Revenue Code.

TAX CONSIDERATIONS

This section provides general information on the federal income tax consequences of ownership of a Contract and is not intended as tax advice. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your Contract is called a “Qualified Contract.” If your annuity is independent of any formal retirement or pension plan, it is termed a “Non-Qualified Contract.” The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

U.S. Federal Income Tax Considerations

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations effecting Contracts issued in Puerto Rico, see “Puerto Rico Tax Considerations.”

Taxation of Non-Qualified Contracts

Deductibility of Purchase Payments. For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from the “investment in the contract” for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

Pre-Distribution Taxation of Contracts. Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract. However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an “immediate annuity”, which the Internal Revenue Code (the “Code”) defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase a Qualified Contract should be based on the assumption that the purchase of a Qualified Contract is necessary to obtain tax deferral under a qualified plan.

Distributions and Withdrawals from Non-Qualified Contracts. The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date must be treated as a receipt of investment earnings. You may not treat such withdrawals as a nontaxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether a Participant has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Participant during any one calendar year must be treated as one annuity contract. If you withdraw your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date (a “full surrender”), the taxable portion will equal the amount you receive less the “investment in the contract” (i.e., the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Participant of a Contract), less any Purchase Payments that were amounts previously received which were not includable in income).

Annuity Payments. A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee’s expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

Penalty Tax on Certain Withdrawals. A penalty tax of 10% may also apply to taxable cash withdrawals, including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59½, to distributions pursuant to the death or disability of the owner, to distributions that are a part of a series of substantially equal periodic payments made not less frequently than annually for life or life expectancy, or to distributions under an immediate annuity (as defined above). Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a qualified tax professional with regard to exceptions from the penalty tax.

Taxation of Death Benefit Proceeds. Death benefits paid upon the death of a Participant are not life insurance benefits and will generally be includible in the income of the recipient to the extent they represent investment earnings under the contract. For this purpose, the amount of the investment in the contract is not affected by the Participant’s or annuitant’s death, i.e., the investment in the contract must still be determined by reference to the Participant’s investment in the Contract. Special mandatory distribution rules also apply after the death of the Participant when the beneficiary is not the surviving spouse of the Participant.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an Annuitant other than the Owner, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange should consult a qualified tax professional as to the tax consequences.

Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability.  Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs.

Partial Annuitization. Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment.

Taxation of Qualified Contracts

“Qualified Contracts” are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code. Annuity contracts also receive tax-deferral treatment. It is not necessary that you purchase an annuity contract to receive the tax- deferral treatment available through a Qualified Contract. If you purchase this annuity Contract as a Qualified Contract, you do not receive additional tax-deferral. Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan’s specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.  Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

Pension and Profit-Sharing Plans. Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self- employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract.

Tax-Sheltered Annuities. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities (“TSA”).

Effective October 1, 2008, we stopped issuing any new TSAs, including Texas Optional Retirement Program annuities. We no longer accept any additional Purchase Payments to any previously issued TSAs.

The Internal Revenue Service’s (“IRS”) comprehensive TSA regulations are generally effective January 1, 2009, and these regulations, subsequent IRS guidance, and/or the terms of an employer’s TSA plan impose new restrictions on TSAs, including restrictions on (1) the availability of hardship distributions and loans, (2) TSA exchanges within the same employer’s TSA plan, and (3) TSA transfers to another employer’s TSA plan. You should consult with a qualified tax professional about how the regulations affect you and your TSA.

If TSAs are to receive tax-deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when you attain age 59½, have a severance from employment with the employer, die or become disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. Financial hardship withdrawals (as well as certain other premature withdrawals) are fully taxable and will be subject to a 10% federal income tax penalty, in addition to any applicable Contract withdrawal charge. Under certain circumstances the 10% federal income tax penalty will not apply if the withdrawal is for medical expenses. A financial hardship withdrawal may not be repaid once it is taken.

The IRS’s TSA regulations provide that TSA financial hardship withdrawals will be subject to the IRS rules applicable to hardship distributions from 401(k) plans. Specifically, if you have not terminated your employment or reached age 59½, you may be able to withdraw a limited amount of monies if you have an immediate and heavy financial need and the withdrawal amount is necessary to satisfy such financial need. An immediate and heavy financial need may arise only from:

•	deductible medical expenses incurred by you, your spouse, or your dependents;
•	payments of tuition and related educational fees for the next 12 months of post-secondary education for you, your spouse, or your dependents;
•	costs related to the purchase of your principal residence (not including mortgage payments);
•	payment necessary to prevent eviction from your principal residence or foreclosure of the mortgage on your principal residence;
•	payments for burial or funeral expenses for your parent, spouse, children, or dependents; or
•	expenses for the repair of damage to your principal residence that would qualify for the federal income tax casualty deduction.

You will be required to represent in writing to us (1) that your specified immediate and heavy financial need cannot reasonably be relieved through insurance or otherwise, by liquidation of your assets, by ending any contributions you are making under your TSA plan, by other distributions and nontaxable loans under any of your qualified plans, or by borrowing from commercial sources and (2) that your requested withdrawal amount complies with applicable law, including the federal tax law limit. And, unless your TSA was issued prior to September 25, 2007 and the only payments you made to such TSA were TSA funds you transferred directly to us from another TSA carrier (a “90-24 Transfer TSA”), your TSA employer also may need to agree in writing to your hardship request.

If your TSA contains a provision that permits loans, you may request a loan but you will be required to represent in writing to us that your requested loan amount complies with applicable law, including the federal tax law limit. And, unless your TSA is a 90-24 Transfer TSA, your TSA employer also may need to agree in writing to your loan request.

TSAs, like IRAs, are subject to required minimum distributions under the Code. TSAs are unique, however, in that any account balance accruing before January 1, 1987 (the “pre-1987 balance”) needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code. This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance. Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular TSA plan, you may be entitled to transfer or exchange all or a portion of your TSA to one or more alternative funding options within the same or different TSA plan. You should consult the documents governing your TSA plan and your plan administrator for information as to such investment alternatives. If you wish to transfer/exchange your TSA, you will be able to do so only if the issuer of the new TSA certifies to us that the transfer/exchange is permissible under the TSA regulations and the applicable TSA plan. Your TSA employer also may need to agree in writing to your transfer/exchange request.

Individual Retirement Accounts and Annuities. Individual Retirement Accounts and Annuities (“IRAs”), as defined in Section 408 of the Code, permit eligible individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual’s gross income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. In addition, certain distributions from some other types of retirement plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits.  Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59½, unless an exception applies. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuties with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled “Right to Return.” If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

Roth Individual Retirement Arrangements. Section 408A of the Code permits certain eligible individuals to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you roll over from or convert a traditional IRA Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract’s account balance. Thus, you should consult with a qualified tax professional prior to any conversion.  Distributions from a Roth IRA are generally not taxed, except that once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.  A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

Distributions and Withdrawals from Qualified Contracts. In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59½, except in certain circumstances.

If you receive a distribution for a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity, a governmental Code Section 457 plan or an IRA and roll over some or all of that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan, tax-sheltered annuity or governmental Section 457 plan will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan, governmental Section 457 plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:

•	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

•	any required minimum distribution, or

•	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan. However, a non-surviving-spouse Beneficiary may be able to directly transfer a distribution to a so-called inherited IRA that will be subject to the IRS distribution rules applicable to beneficiaries.

Withholding. In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, a non-surviving-spouse beneficiary may elect a direct rollover only to a so-called inherited IRA. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying non-qualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is limited guidance in this area, and some features of our Contracts, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over separate account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the Owner of the separate account assets supporting the Contract. Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future. Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account. You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

Required Minimum Distribution Requirements

If your Contract is a Qualified Contract other than a Roth IRA, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70½ or, for non-IRAs, the date of retirement instead of age 70½ if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract’s value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations.

For Contracts issued in connection with traditional Individual Retirement Accounts, you should contact the Account’s trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract’s value (including any actuarial present value of additional benefits discussed below) so that it can be used in the Account’s RMD calculations.

The IRS’s RMD regulations provide that the annual RMD amount is to be calculated based on the Contract’s Account Value as of 12/31 plus “the actuarial present value of any additional benefits” that are provided under your Contract (such as optional death benefits) which is also calculated as of 12/31. When we notify you yearly of the RMD amount, we will inform you if the calculation included the actuarial present value of any additional benefits since such inclusion would have increased your RMD amount. Because of the above requirements, a death benefit in your Contract could cause your RMD amount to be higher than it would be without such a benefit.

You may take an RMD amount calculated for a particular Individual Retirement Annuity from that Annuity or from another IRA of yours. Similarly, you may take an RMD amount calculated for a particular TSA annuity from that annuity or from another TSA account or TSA annuity of yours. If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan, may need to be used as a source of funds for the RMDs.

For Qualified Contracts issued other than as Individual Retirement Annuities, (1) we do not calculate your annual RMD amount nor do we notify you of such amount and (2) you should contact the Account’s trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract’s value so that it can be used by the trustee or custodian in the Account’s RMD calculations.

Non-Qualified Contracts. We are required to make a determination as to the taxability of any withdrawal you make in order to be able to annually report to the IRS and your information about your withdrawal. Under the Internal Revenue Code, any withdrawal from a Non-Qualified Contract is taxable to the extent the annuity’s cash value (determined without regard to surrender charges) exceeds the investment in the contract. There is no definition of “cash value” in the Code and, for tax reporting purposes, we are currently treating it as the Account Value of the Contract. However, there can be no assurance that the IRS will agree that this is the correct cash value. You should consult with a qualified tax professional as to the meaning of “cash value.”

Federal Defense of Marriage Act and Same-Sex Marriages

The Contract provides that upon your death a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. Because of the Federal Defense of Marriage Act, all such Contract continuation rights are available only to a person who is defined as a “spouse” under such Act and that definition does not include a same-sex spouse. Thus, under current Federal law, if you are in a same-sex marriage, your spouse would not be able to exercise any of the Contract’s spousal continuation rights. You should consult a qualified tax professional for advice before purchasing a Contract and/or joint-life coverage under an optional living benefit.

Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Please consult an estate planning advisor for more information.

Generation-skipping Transfer Tax

Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS. Please consult a qualified tax professional for more information.

American Taxpayer Relief Act of 2012

The American Taxpayer Relief Act of 2012 (ATRA) permanently extended the laws governing estate taxes, gift taxes and generation skipping transfer taxes that were put in place by the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (TRA 2010), with one notable exception – the top estate tax, gift tax and generation skipping tax rate increases from 35% to 40% .

Medicare Tax

Beginning in 2013, distributions from non-qualified annuity policies will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax advisor for more information.

Annuity Purchases by Residents of Puerto Rico

The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.”

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax professional regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a qualified tax professional with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

Puerto Rico Tax Provisions

The Contract offered by this Prospectus is considered an annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended and Section 1031.01 of the 2011 Internal Revenue Code for a New Puerto Rico, as amended (collectively the “Puerto Rico Code”). Under the current provisions of the Puerto Rico Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant’s aggregate premiums or other consideration paid.

The provisions of the Puerto Rico Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. We currently offer the Contract in Puerto Rico in connection with Individual Retirement Arrangements that qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico Code. See the applicable text of this Prospectus under the heading “Federal Tax Status” dealing with such Arrangements and their RMD requirements. We may make Contracts available for use with other retirement plans that similarly qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico Code.

As a result of IRS Revenue Ruling 2004-75, as amplified by Revenue Ruling 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S. source income that is subject to U.S. income tax withholding and reporting. Under “TAX CONSIDERATIONS”, see “Pre-Distribution Taxation of Contracts”, “Distributions and Withdrawals from Non-Qualified Contracts”, and “Withholding”. You should consult a qualified tax professional for advice regarding the effect of Revenue Ruling 2004-75 on your U.S. and Puerto Rico income tax situation.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

ADMINISTRATION OF THE CONTRACTS

We perform certain administrative functions relating to the Contracts, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contracts; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

DISTRIBUTION OF THE CONTRACTS

Contracts are sold by licensed insurance agents (“the Selling Agents”) in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms (“the Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of FINRA.

The Company (or its affiliate, for purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Contract Owner or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 8.50% of Purchase Payments, and 1.25% annually of the Participant’s Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations, and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant in amount and may be based on a percentage of Purchase Payments and/or a percentage of Contract Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments, in certain circumstances referred to as “override” compensations, or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealers’ preferred or recommended list, access to the Selling Broker-Dealers’ registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer’s actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.

In addition to selling our variable contracts (including the Contract), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Contracts or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual contract is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Company makes numerous forms of payments and engages in a variety of other activities that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Contracts by Selling Broker-Dealers and their registered representatives. Such payments and other activities may be significantly greater or less in connection with the Contracts than in connection with other products offered and sold by the Company or by others. Accordingly, our payments and other activities described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Contract to you instead of (or more favorably than) another product or products that might be preferable to you.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading “Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates.” During 2010, 2011, and 2012, approximately $10,982, $7,895, and $7,359, respectively, in commissions were paid to but not retained by Clarendon in connection with the distribution of the Contracts described in this Prospectus .

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits. In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements.

You can inspect and copy this information and our registration statements at the SEC’s public reference facilities at the following location: 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC’s public reference room will also provide copies by mail for a fee. You may also find these materials on the SEC’s website (www.sec.gov).

STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Such insurance holding company legislation protects the Company’s ability to pay all guaranteed contract benefits. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer’s own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable. A state’s assessment on insurers in connection with the state guaranty fund would not affect Sun Life’s obligation to pay guaranteed contract benefits. If an assessment were so large as to affect Sun Life’s own ability to meet its obligations, then the provisions to excuse, defer, or offset such assessment would allow Sun Life to pay guaranteed contract benefits.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

Sun Life (U.S.), like other insurance companies, is involved in lawsuits, including class action lawsuits. Although the outcome of any litigation cannot be predicted with certainty, Sun Life (U.S.) believes that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, on the ability of Clarendon Insurance Agency, Inc. to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in the Statement of Additional Information should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company’s assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2012 are also included in the Statement of Additional Information.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Sun Life Assurance Company of Canada (U.S.)	2
Advertising and Sales Literature	2
Tax-Deferred Accumulation	3
Calculations	4
Example of Net Investment Factor Calculation	4
Example of Variable Accumulation Unit Value Calculation	4
Annuity Provisions	4
Determination of Annuity Payments	4
Annuity Unit Value	5
Example of Variable Annuity Unit Calculation	5
Example of Variable Annuity Payment Calculation	5
Distribution of the Contracts	6
Custodian	6
Experts	6
Financial Statements	6

APPENDIX A -
GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

ACCOUNT VALUE: The Variable Account Value, if any, plus the Fixed Account Value, if any, of your Account for any Valuation Period.

ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period of (a) 12 full calendar months plus (b) the part of the calendar month in which we issue your Contract (if not on the first day of the month), beginning with the Contract Date. Your Account Anniversary is the first day immediately after the end of an Account Year. Each Account Year after the first is the 12 calendar month period that begins on your Account Anniversary. If, for example, the Contract Date is in March, the first Account Year will be determined from the Contract Date but will end on the last day of March in the following year; your Account Anniversary is April 1 and all Account Years after the first will be measured from April 1.

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Participant during which you make Purchase Payments under the Contract. This is called the “Accumulation Period” in the Contract.

*ANNUITANT: The person or persons to whom the first annuity payment is made. If the Annuitant dies prior to the Annuity Commencement Date, the new Annuitant will be the Co-Annuitant, if any. If the Co-Annuitant dies or if no Co-Annuitant is named, the Participant becomes the Annuitant upon the Annuitant’s death prior to the Annuity Commencement Date. If you have not named a sole Annuitant on the 30th day before the Annuity Commencement Date and both the Annuitant and Co-Annuitant are living, the Co-Annuitant will be the sole Annuitant during the Income Phase.

*ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

*BENEFICIARY: Prior to the Annuity Commencement Date, the person or entity having the right to receive the death benefit and, for Non-Qualified Contracts, who, in the event of the Participant’s death, is the “designated beneficiary” for purposes of Section 72(s) of the Internal Revenue Code. After the Annuity Commencement Date, the person or entity having the right to receive any payments due under the Annuity Option elected, if applicable, upon the death of the Payee.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

COMPANY (“WE,” “US,” “SUN LIFE (U.S.)”): Sun Life Assurance Company of Canada (U.S.).

CONTRACT DATE: The date on which we issue your Contract. This is called the “Date of Coverage” in the Contract.

DEATH BENEFIT DATE: If you have elected a death benefit payment option before your death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary’s election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period and we will pay the death benefit in cash.

DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to the Company.

EXPIRATION DATE: The last day of a Guarantee Period.

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

GROUP CONTRACT: A Contract issued by the Company on a group basis.

GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.

NET PURCHASE PAYMENT: The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant’s interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

OWNER: The person, persons, or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term “Owner,” as used herein, shall refer to the organization entering into the Group Contract.

*PARTICIPANT: In the case of an Individual Contract, the owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner.

PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Participant.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

SEVEN-YEAR ANNIVERSARY: The seventh Account Anniversary and each succeeding Account Anniversary occurring at any seven year interval thereafter; for example, the 14th, 21st and 28th Account Anniversaries.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific series of the Series Fund.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

*You specify these items on the Application, and may change them, as we describe in this Prospectus.

APPENDIX B -
WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT

Part 1: Variable Account (the Market Value Adjustment does not apply to the Variable Account)

Withdrawal Charge Calculation:

Full Withdrawal:

Assume a Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents four examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.

	Account Year	Hypothetical Account Value	Free Withdrawal Amount	New Payments Withdrawn	Withdrawal Charge Percentage	Withdrawal Charge Amount
(a)	1	$ 41,000	$ 4,000	$ 37,000	6.00%	$ 2,220
(b)	3	$ 52,000	$ 12,000	$ 40,000	5.00%	$ 2,000
(c)	7	$ 80,000	$ 28,000	$ 40,000	3.00%	$ 1,200
(d)	9	$ 98,000	$ 68,000	$ 0	0.00%	$ 0

(a)
The free withdrawal amount in any Account Year is equal to (1) the Annual Withdrawal Allowance for that year (i.e., 10% of all Purchase Payments made in the last 7 Account Years (“New Payments”)); plus (2) any unused Annual Withdrawal Allowances from previous years; plus (3) any Purchase Payments made before the last seven Account Years (“Old Payments”) not previously withdrawn. In Account Year 1, the free withdrawal amount is $4,000 (the Annual Withdrawal Allowance for that year) because there are no unused Annual Withdrawal Allowances from previous years and no Old Payments. The $41,000 full withdrawal is attributed first to the $4,000 free withdrawal amount. The remaining $37,000 is withdrawn from the Purchase Payment made in Account Year 1 and is subject to the withdrawal charge.

(b)
In Account Year 3, the free withdrawal amount is $12,000 (the $4,000 Annual Withdrawal Allowance for the current year plus the unused $4,000 Annual Withdrawal Allowances for each of Account Years 1 and 2). The $52,000 full withdrawal is attributed first to the free withdrawal amount and the remaining $40,000 is withdrawn from the Purchase Payment made in Account Year 1.

(c)
In Account Year 7, the free withdrawal amount is $28,000 (the $4,000 Annual Withdrawal Allowance for the current Account Year plus the unused Annual Withdrawal Allowance of $4,000 for each of Account Years 1 through 6). The $80,000 full withdrawal is attributed first to the free withdrawal amount. The next $40,000 is withdrawn from the Purchase Payment made in Account Year 1 and is subject to the withdrawal charge. The remaining $12,000 exceeds the total of the free withdrawal amount plus all New Payments not previously withdrawn, so it is not subject to the withdrawal charge.

(d)
In Account Year 9, the free withdrawal amount is $68,000, calculated as follows. There are no Annual Withdrawal Allowances for Account Years 8 or 9 because there are no New Payments in those years. The $40,000 Purchase Payment made in Account Year 1 is now an Old Payment that constitutes a portion of the free withdrawal amount. In addition, the unused Annual Withdrawal Allowances of $4,000 for each of Account Years 1 through 7 are carried forward and available for use in Account Year 9. The $98,000 full withdrawal is attributed first to the free withdrawal amount. Because the remaining $30,000 is not withdrawn from New Payments, this part of the withdrawal also will not be subject to the withdrawal charge.

Partial Withdrawal:

Assume a single Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fifth Account Year, and there are a series of three partial withdrawals made during the fifth Account Year of $9,000, $12,000, and $15,000.

	Hypothetical Account Value	Partial Withdrawal Amount	Free Withdrawal Amount	New Payments Withdrawn	Withdrawal Charge Percentage	Withdrawal Charge Amount
(a)	$64,000	$ 9,000	$20,000	$ 0	4.00%	$ 0
(b)	$56,000	$12,000	$11,000	$ 1,000	4.00%	$ 40
(c)	$40,000	$15,000	$ 0	$15,000	4.00%	$600

(a)
In Account Year 5, the free withdrawal amount is equal to $20,000 (the $4,000 Annual Withdrawal Allowance for the current year, plus the unused $4,000 for each of the Account Years 1 through 4). The partial withdrawal amount ($9,000) is less than the free withdrawal amount so no New Payments are withdrawn and no withdrawal charge applies.

(b)
Since a partial withdrawal of $9,000 was taken, the remaining free withdrawal amount is equal to $11,000. The $12,000 partial withdrawal will first be applied against the $11,000 free withdrawal amount. The remaining $1,000 will be withdrawn from the $40,000 New Payment, incurring a withdrawal charge of $40.

(c)
The free withdrawal amount is zero since the previous partial withdrawals have already used the free withdrawal amount. The entire partial withdrawal amount will result in New Payments being withdrawn and will incur a withdrawal charge.

Part 2 - Fixed Account - Examples of the Market Value Adjustment (“MVA”)

The MVA Factor is:

(1 + I	)	N/12	- 1
1 + J + b

These examples assume the following:

●	The Guarantee Amount was allocated to a five year Guarantee Period with a Guaranteed Interest Rate of 6% or .06.
●	The date of surrender is two years from the Expiration Date (N = 24).
●	The value of the Guarantee Amount on the date of surrender is $11,910.16.
●	The interest earned in the current Account Year is $674.16.
●	No transfers or partial withdrawals affecting this Guarantee Amount have been made.
●	Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

Example of a Positive MVA:

Assume that on the date of surrender, the current rate (J) is 5% or .05 and the b factor is zero.

The MVA factor

The MVA factor =	(1 + I	)	N/12	- 1
	1 + J + b

=	(1 + .06)		24/12	- 1
	1 + .05

=	(1.010)	2	- 1

=	1.019 - 1

=	.019

The value of the Guarantee Amount less interested credit to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x .019 = $213.48

$213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x .019 = $25.19.

$25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

APPENDIX C -
CONDENSED FINANCIAL INFORMATION

The following information for REGATTA PLATINUM should be read in conjunction with the Variable Account’s financial statements appearing in the Statement of Additional Information.

	Accumulation	Accumulation	Number of
	Unit Value	Unit Value	Accumulation
	Beginning	End	Units End
Sub-Account	of Period	of Period	of Period	Year

MFS® Bond Portfolio	$19.4121	$21.3042	1,405,032	2012
	18.4629	19.4121	1,520,174	2011
	16.8911	18.4629	1,641,672	2010
	13.3880	16.8911	1,702,404	2009
	15.1773	13.3880	1,544,627	2008
	14.8692	15.1773	1,889,321	2007
	14.3349	14.8692	2,341,399	2006
	14.2874	14.3349	3,163,320	2005
	13.6383	14.2874	3,593,610	2004
	12.6065	13.6383	4,435,168	2003

MFS® Core Equity Portfolio	12.2813	14.1017	2,259,021	2012
	12.5734	12.2813	2,491,713	2011
	10.8789	12.5734	2,740,341	2010
	8.3120	10.8789	3,085,747	2009
	13.7368	8.3120	3,555,482	2008
	12.8160	13.7368	4,388,587	2007
	11.4278	12.8160	2,038,030	2006
	10.8765	11.4278	2,497,342	2005
	9.6234	10.8765	2,615,901	2004
	7.6330	9.6234	2,774,711	2003

MFS® Growth Series	12.5094	14.4832	2,463,.162	2012
	12.7442	12.5094	2,794,992	2011
	11.1603	12.7442	3,118,447	2010
	8.2177	11.1603	3,402,773	2009
	13.3003	8.2177	3,840,853	2008
	11.1262	13.3003	4,499,568	2007
	10.4459	11.1262	5,999,908	2006
	9.7069	10.4459	7,766,452	2005
	8.6938	9.7069	9,760,164	2004
	6.7054	8.6938	11,210,435	2003

MFS® Emerging Markets Equity Portfolio	27.7914	32.6026	347,866	2012
	34.5967	27.7914	413,318	2011
	28.3539	34.5967	431,719	2010
	17.0578	28.3539	433,432	2009
	38.5257	17.0578	462,895	2008
	28.8045	38.5257	607,606	2007
	22.4427	28.8045	805,402	2006
	16.6421	22.4427	979,129	2005
	13.2717	16.6421	911,007	2004
	8.8202	13.2717	822,337	2003
	9.1222	8.8202	828,135	2002

MFS® Global Governments Portfolio	18.2541	18.1126	284,521	2012
	17.4550	18.2541	324,711	2011
	16.9223	17.4550	360,389	2010
	16.4925	16.9223	356,081	2009
	15.1500	16.4925	350,685	2008
	14.1362	15.1500	352,640	2007
	13.6582	14.1362	408,052	2006
	14.9272	13.6582	505,123	2005
	13.7560	14.9272	560,132	2004
	12.0689	13.7560	654,693	2003

MFS® Global Growth Portfolio	16.4917	19.4665	607,855	2012
	17.8660	16.4917	669,519	2011
	16.2064	17.8660	731,893	2010
	11.7559	16.2064	831,059	2009
	19.5258	11.7559	888,572	2008
	17.4839	19.5258	1,058,514	2007
	15.1068	17.4839	1,372,092	2006
	13.9236	15.1068	1,648,464	2005
	12.2149	13.9236	1,881,671	2004
	9.1464	12.2149	2,060,622	2003

MFS® Global Research Portfolio	11.1575	12.8500		2012
	12.1320	11.1575	2,019,911	2011
	10.9212	12.1320	2,266,549	2010
	8.3631	10.9212	2,600,467	2009
	13.3433	8.3631	2,938,604	2008
	11.9516	13.3433	3,599,995	2007
	10.9636	11.9516	4,833,638	2006
	10.2945	10.9636	6,307,383	2005
	9.0142	10.2945	7,464,197	2004
	7.2951	9.0142	8,572,881	2003

MFS® Global Tactical Allocation Portfolio	18.1505	19.6057	842,652	2012
	18.1272	18.1505	918,913	2011
	17.4213	18.1272	967,964	2010
	15.3428	17.4213	1,019,466	2009
	18.3987	15.3428	1,078,017	2008
	17.1412	18.3987	1,364,245	2007
	14.8232	17.1412	1,603,358	2006
	14.4879	14.8232	1,892,995	2005
	12.5467	14.4879	1,758,581	2004
	10.3475	12.5467	1,643,492	2003

MFS® Government Securities Portfolio	17.2918	17.4794	2,217,386	2012
	16.3283	17.2918	2,323,002	2011
	15.8090	16.3283	2,827,421	2010
	15.3440	15.8090	3,080,401	2009
	14.3371	15.3440	3,333,304	2008
	13.5678	14.3371	3,849,441	2007
	13.2710	13.5678	4,942,559	2006
	13.1560	13.2710	6,392,852	2005
	12.8596	13.1560	7,537,044	2004
	12.7679	12.8596	9,804,421	2003
	11.7931	12.7679	12,533,953	2002

MFS® High Yield Portfolio	16.0255	18.1553	1,395,636	2012
	15.6071	16.0255	1,482,699	2011
	13.7006	15.6071	1,710,271	2010
	9.2413	13.7006	1,947,306	2009
	13.3259	9.2413	2,199,008	2008
	13.2607	13.3259	2,661,756	2007
	12.1824	13.2607	3,538,317	2006
	12.0897	12.1824	4,480,283	2005
	11.1934	12.0897	5,335,134	2004
	9.3480	11.1934	6,452,156	2003

MFS® International Growth Portfolio	17.0405	20.1434	877,458	2012
	19.3951	17.0405	1,008,024	2011
	17.0809	19.3951	1,122,090	2010
	12.5476	17.0809	1,253,403	2009
	21.1492	12.5476	1,405,350	2008
	18.3996	21.1492	1,686,552	2007
	14.8049	18.3996	2,167,605	2006
	13.0663	14.8049	2,603,702	2005
	11.1419	13.0663	2,878,185	2004
	8.1491	11.1419	2,994,309	2003

MFS® International Value Portfolio	19.9995	22.9178	597,362	2012
	20.5961	19.9995	670,776	2011
	19.1448	20.5961	736,199	2010
	15.4876	19.1448	822,456	2009
	22.9020	15.4876	926,474	2008
	21.6385	22.9020	1,195,703	2007
	16.9817	21.6385	1,504,714	2006
	14.9475	16.9817	1,640,661	2005
	11.8417	14.9475	1,364,003	2004
	8.9876	11.8417	1,036,209	2003

MFS® Massachusetts Investors Growth Stock Portfolio	11.6130	13.4245	6,897,429	2012
	11.6846	11.6130	7,785,090	2011
	10.4729	11.6846	8,853,864	2010
	7.5793	10.4729	9,955,657	2009
	12.2445	7.5793	7,283,111	2008
	11.1354	12.2445	8,997,471	2007
	10.4891	11.1354	11,308,403	2006
	10.1920	10.4891	14,863,281	2005
	9.4309	10.1920	17,913,505	2004
	7.7518	9.4309	20,571,225	2003

MFS® Blended Research® Core Equity Portfolio	11.0144	12.5289	6,606,268	2012
	10.9544	11.0144	7,561,868	2011
	9.5393	10.9544	8,615,073	2010
	7.7238	9.5393	9,701,572	2009
	12.0431	7.7238	11,071,231	2008
	11.5291	12.0431	13,556,623	2007
	10.3196	11.5291	17,925,188	2006
	9.7170	10.3196	23,626,164	2005
	8.8005	9.7170	28,027,975	2004
	7.2662	8.8005	31,842,350	2003

MFS® Mid Cap Growth Series	4.9533	5.6970	906,915	2012
	5.3436	4.9533	1,108,275	2011
	4.1930	5.3436	1,176,746	2010
	2.9881	4.1930	1,134,697	2009
	6.2286	2.9881	1,131,388	2008
	5.7513	6.2286	1,401,777	2007
	5.6994	5.7513	1,879,752	2006
	5.6061	5.6994	2,561,587	2005
	4.9605	5.6061	3,127,074	2004
	3.6488	4.9605	2,999,074	2003

MFS® Money Market Portfolio	11.5304	11.3681	1,735,507	2012
	11.6937	11.5304	1,849,477	2011
	11.8597	11.6937	2,005,452	2010
	12.0281	11.8597	2,493,774	2009
	11.9558	12.0281	3,527,607	2008
	11.2142	11.9558	2,705,920	2007
	11.2143	11.2142	3,162,214	2006
	11.0719	11.2143	3,178,274	2005
	11.1377	11.0719	3,803,794	2004
	11.2252	11.1377	5,425,682	2003

MFS® New Discovery Portfolio	18.8371	22.5132	885,007	2012
	21.3148	18.8371	996,001	2011
	15.8269	21.3148	1,120,869	2010
	9.8498	15.8269	1,292,487	2009
	16.5329	9.8498	1,496,661	2008
	16.3506	16.5329	1,802,922	2007
	14.6525	16.3506	2,387,997	2006
	14.1246	14.6525	3,053,762	2005
	13.3280	14.1246	3,711,049	2004
	9.9912	13.3280	3,987,722	2003

MFS® Research International Portfolio	16.6012	19.0837	582,940	2012
	18.8929	16.6012	650,000	2011
	17.3203	18.8929	706,674	2010
	13.4160	17.3203	786,718	2009
	23.6597	13.4160	890,957	2008
	21.2081	23.6597	1,130,332	2007
	16.8731	21.2081	1,448,127	2006
	14.6807	16.8731	1,557,186	2005
	12.2852	14.6807	1,613,060	2004
	9.3080	12.2852	1,560,111	2003

MFS® Strategic Income Portfolio	17.2649	18.7954	767,265	2012
	16.7281	17.2649	742,537	2011
	15.3859	16.7281	763,386	2010
	12.2216	15.3859	815,056	2009
	14.2560	12.2216	779,211	2008
	13.9723	14.2560	944,605	2007
	13.2791	13.9723	1,096,982	2006
	13.2176	13.2791	1,432,028	2005
	12.4078	13.2176	1,614,924	2004
	11.1473	12.4078	1,669,090	2003

MFS® Technology Portfolio	5.0165	5.6679	483,976	2012
	5.0288	5.0165	553,369	2011
	4.2277	5.0288	567,267	2010
	2.4274	4.2277	571,059	2009
	5.0163	2.4274	453,203	2008
	4.2321	5.0163	482,384	2007
	3.5189	4.2321	417,567	2006
	3.3607	3.5189	696,396	2005
	3.3273	3.3607	924,930	2004
	2.3210	3.3273	1,189,525	2003

MFS® Total Return Portfolio	15.9457	17.5040	4,921,457	2012
	15.8660	15.9457	5,471,487	2011
	14.6330	15.8660	6,043,726	2010
	12.5671	14.6330	6,831,307	2009
	16.2476	12.5671	7,604,685	2008
	15.7969	16.2476	9,863,273	2007
	14.2759	15.7969	12,628,154	2006
	14.0532	14.2759	16,915,503	2005
	12.7866	14.0532	18,941,002	2004
	11.0696	12.7866	20,227,510	2003

MFS® Utilities Portfolio	26.7134	30.0648	1,642,113	2012
	25.2909	26.7134	1,846,160	2011
	22.5191	25.2909	2,054,576	2010
	17.1240	22.5191	2,373,729	2009
	27.5962	17.1240	2,685,811	2008
	21.7687	27.5962	3,422,613	2007
	16.6892	21.7687	4,347,403	2006
	14.4301	16.6892	5,438,570	2005
	11.2259	14.4301	5,974,075	2004
	8.3556	11.2259	6,548,666	2003

MFS® Value Portfolio	17.8036	20.3998	1,676,550	2012
	18.0559	17.8036	1,983,177	2011
	16.4222	18.0559	2,135,524	2010
	13.8227	16.4222	2,330,359	2009
	20.8144	13.8227	2,732,765	2008
	19.5613	20.8144	3,399,030	2007
	16.4012	19.5613	4,477,852	2006
	15.6040	16.4012	5,656,587	2005
	13.6997	15.6040	6,245,431	2004
	11.0873	13.6997	6,373,869	2003

This Prospectus sets forth information about the Contracts and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contracts and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated April 29, 2013, which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7216.

To:	Sun Life Assurance Company of Canada (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Please send me a Statement of Additional Information for
MFS Regatta Platinum
Sun Life of Canada (U.S.) Variable Account F.

Name:

Address:

City:	State:	Zip Code:

Telephone:

PART B

APRIL 29, 2013

MFS REGATTA GOLD
AND
MFS REGATTA PLATINUM

VARIABLE AND FIXED ANNUITY

STATEMENT OF ADDITIONAL INFORMATION

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

Sun Life Assurance Company of Canada (U.S.)	2
Advertising and Sales Literature	2
Tax-Deferred Accumulation	3
Calculations	4
Example of Net Investment Factor Calculation	4
Example of Variable Accumulation Unit Value Calculation	4
Annuity Provisions	4
Determination of Annuity Payments	4
Annuity Unit Value	5
Example of Variable Annuity Unit Calculation	5
Example of Variable Annuity Payment Calculation	5
Distribution of the Contract	6
Custodian	6
Experts	6
Financial Statements	6

The Statement of Additional Information sets forth information which may be of interest to prospective purchasers of MFS Regatta Gold and MFS Regatta Platinum (the “Contracts”) issued by Sun Life Assurance Company of Canada (U.S.) (the “Company”) in connection with Sun Life of Canada (U.S.) Variable Account F (the “Variable Account”) which is not included in the corresponding Prospectus dated April 29, 2013.  This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge from the Company by writing to Sun Life Assurance Company of Canada (U.S.), P.O. Box 9133, Wellesley Hills, Massachusetts 02481, or by telephoning (800) 752-7215.

The terms used in this Statement of Additional Information have the same meanings as in the Prospectus.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

Sun Life Financial Inc. (“Sun Life Financial”), a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges, is the ultimate corporate parent of Sun Life (U.S.). Sun Life Financial ultimately controls Sun Life (U.S.) through the following intervening companies: Sun Life of Canada (U.S.) Holdings, Inc., Sun Life Financial (U.S.) Investments LLC, Sun Life Financial (U.S.) Holdings, Inc., Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., and Sun Life Financial Corp.

Sun Life Financial has announced the execution of a definitive agreement to sell its United States domestic annuity business and certain of its United States life insurance businesses to Delaware Life Holdings, LLC (the “Purchaser”) (the “Proposed Transaction”). The Purchaser is a limited liability company organized under the laws of the State of Delaware. The Proposed Transaction will include the transfer of all of the issued and outstanding shares of Sun Life (U.S.) to the Purchaser. The closing date for the Proposed Transaction is expected to be as soon as May 31, 2013, subject to receipt of all required regulatory approvals as well as satisfaction of other closing conditions. Although completion of the Proposed Transaction will result in a change in control of Sun Life (U.S.), the terms and conditions of your Contract with Sun Life (U.S.) will not change and you will not need to take any action.

ADVERTISING AND SALES LITERATURE

As set forth in the Prospectus, the Company may refer to the following organizations (and others) in its marketing materials:

A.M. Best’s Rating System is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company’s relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company.

Lipper Variable Insurance Products Performance Analysis Service is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

Standard & Poor’s insurance claims-paying ability rating is an opinion of an operating insurance company’s financial capacity to meet obligations of its insurance policies in accordance with their terms.

VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

Moody’s Investors Services, Inc.’s insurance claims-paying rating is a system of rating an insurance company’s financial strength, market leadership, and ability to meet financial obligations. The purpose of Moody’s ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

Standard & Poor’s Index - broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the Standard & Poor’s 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor’s Corporation, a financial advisory, securities rating, and publishing firm. The index tracks 400 industrial company stocks, 20 transportation stocks, 40 financial company stocks, and 40 public utilities.

NASDAQ-OTC Price Index - this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of 100.00 on February 5, 1971.

Dow Jones Industrial Average (DJIA) - price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but including American Express Company and American Telephone and Telegraph Company. Prepared and Published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

Morningstar, Inc. is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities. This coverage for mutual funds includes, among other information, performance analysis rankings, risk rankings (e.g. aggressive, moderate or conservative), and “style box” matrices. Style box matrices display, for equity funds, the investment philosophy and size of the companies in which the fund invests and, for fixed-income funds, interest rate sensitivity and credit quality of the investment instruments.

Ibbotson Associates, Inc. is a consulting firm that provides a variety of historical data, including total return, capital appreciation and income, on the stock market as well as other investment asset classes, and inflation. This information will be used primarily for comparative purposes and to illustrate general financial planning principles.

In its advertisements and other sales literature for the Variable Account and the Funds, the Company intends to illustrate the advantages of the Contracts in a number of ways:

Dollar-Cost Averaging Illustrations. These illustrations will generally discuss the price-leveling effect of making regular investments in the same Sub-Accounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased by those Sub-Accounts.

Systematic Withdrawal Program. A service provided by the Company, through which a Participant may take any distribution allowed by Internal Revenue Code Section 401 (a) (9) in the case of Qualified Contracts, or permitted under Internal Revenue Code Section 72 in the case of Non-Qualified Contracts, by way of a series of partial withdrawals. Withdrawals under this program may be fully or partially includible in income and may be subject to a 10% penalty tax. Consult your tax advisor.

The Company’s and the Funds’ Customers. Sales literature for the Variable Account and the Funds may refer to the number of clients which they serve.

The Company’s Assets, Size. The Company may discuss its general financial condition (see, for example, the references to Standard & Poor’s and A.M. Best Company above); it may refer to its assets; and it may discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria.

Compound Interest Illustrations. These will emphasize several advantages of the variable annuity contract. For example, but not by way of limitation, the literature may emphasize the potential savings through tax deferral; the potential advantage of the Variable Account over the Fixed Account; and the compounding effect when a participant makes regular deposits to his or her account.

The Company may use hypothetical illustrations of the benefits of tax deferral, including but not limited to the following chart. The chart below assumes an initial investment of $10,000 which remains fully invested for the entire time period, an 8% annual return, and a 33% combined federal and state income tax rate. It compares how 3 different investments might fare over 10, 20, and 30 years. The first example illustrates an investment in a non-tax-deferred account and assumes that taxes are paid annually out of that account. The second example illustrates how the same investment would grow in a tax-deferred investment, such as an annuity. The third example illustrates the net value of the tax-deferred investment after paying taxes on the full account value.

	10 YEARS	20 YEARS	30 YEARS

Non-Tax-Deferred Account	$16,856	$28,413	$ 47,893
Tax-Deferred Account	$21,589	$46,610	$100,627
Tax-Deferred Account After Paying Taxes	$17,765	$34,528	$ 70,720

This illustration is hypothetical and does not represent the projected performance of the contract or any of its investment options. The illustration does not reflect the deduction of any charges or fees related to portfolio management, mortality and expense, or account administration. Taxes on earnings within an annuity are due upon withdrawal. Withdrawals may also be subject to surrender charges and, if made prior to age 59½, a 10% federal penalty tax.

TAX-DEFERRED ACCUMULATION

In general, individuals who own annuity contracts are not taxed on increases in the value of their annuity contracts until some form of distribution is made under the contract. As a result, the annuity contract would benefit from tax deferral during the contract’s accumulation phase; this would have the effect of permitting an investment in an annuity contract to grow more rapidly that a comparable investment under which increases in value are taxed on a current basis.

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Variable Account’s investment returns. We may illustrate these effects in charts or graphs and from time to time may include comparisons of returns under the Contract or in general on a tax-deferred basis, with the returns on a taxable basis. Different tax rates may be assumed. Any such illustrative chart or graph would show accumulations on an initial investment or Purchase Payment, assuming a given amount (including the applicable interest credit), hypothetical gross annual returns compounded annually, and a stated rate of return. The values shown for the taxable investment would not include any deduction for management fees or other expenses, but would assume the annual deduction of federal and state taxes from investment returns. The values shown for the Contract in a chart would reflect the deduction of Contract expenses, such as the mortality and expense risk charge, the 0.15% administrative charge, and the $50 annual Account Fee. In addition, the values shown would assume that the Participant has not surrendered his or her Contract or made any partial surrenders until the end of the period shown. The chart would assume a full surrender at the end of the period shown and the payment of federal and state taxes, at a rate of not more than 33%, on the amount in excess of the Purchase Payments.

In developing illustrative tax deferral charts, we will observe these general principles:

•	The assumed rate of earnings will be realistic.
•	The illustrative chart will accurately depict the effect of all fees and charges or provide a narrative that prominently discloses all fees and charges under the Contract.
•	Charts comparing accumulation values for tax-deferred and non-tax-deferred investments will depict the implications of any surrender.
•	A narrative accompanying the chart will prominently disclose that there may be a 10% tax penalty on a surrender by a Participant who has not reached age 59½ at the time of surrender.

The rates of return illustrated in any chart would be hypothetical and are not an estimate or guaranty of performance. Actual tax returns may vary among Participants.

CALCULATIONS

Example of Net Investment Factor Calculation

We determine the net investment factor using the following formula:

Investment Factor	=	(	a + b c	)	- d

where:

(a)	is the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period;

(b)	is the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period;

(c)	is the net asset value per share of the Fund share at the end of the previous Valuation Period;

(d)
is a factor representing the asset-based insurance charges (the mortality and expense risk charge, the administrative expense charge, and the distribution fee) plus any applicable asset-based charge for an optional benefit for the Valuation Period.

Assume the following facts about a particular Variable Account at the end of the current Valuation Period.

(a)	the net asset value of a fund equals $ 18.38
(b)	the per share amount of any dividend or capital gains distributions equal $0
(c)	the net asset value per share of the Fund share at the end of the previous Valuation Period equals $18.32
(d)
the factor representing the asset-based insurance charges (the mortality and expense risk charge, the administrative expense charge, and the distribution fee) plus any applicable asset-based charge for an optional benefit for the Valuation Period equals 0.00004837.

The net investment factor is, therefore, determined as follows:

(18.38 + 0.00) – (.00004837)	=	1.00322674
18.32

Example of Variable Accumulation Unit Value Calculation

We calculate the Variable Accumulation Unit Value for any Valuation Period as follows: we multiply the Variable Accumulation Unit Value for the immediately preceding Valuation Period by the appropriate Net Investment Factor for the subsequent Valuation Period.

Assume the Variable Accumulation Unit value for the immediately preceding Valuation Period had been 14.5645672.  Assume that the Net Investment Factor for the subsequent Valuation Period is 1.00323648 as shown in the calculation above.  The value for the current Valuation Period would be, therefore, determined as follows:

(14.5645672 x 1.00323648)	=	14.6117052

ANNUITY PROVISIONS

Determination of Annuity Payments

On the Annuity Commencement Date the Contract’s Accumulation Account will be canceled and its adjusted value will be applied to provide a Variable Annuity or a Fixed Annuity or a combination of both. The adjusted value will be equal to the value of the Accumulation Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date, reduced by any applicable premium or similar taxes and a proportionate amount of the contract maintenance charge to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date.

The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates found in the Contract which are based on an assumed interest rate of 3% per year. All variable annuity payments other than the first are determined by means of Annuity Units credited to the Contract. The number of Annuity Units to be credited in respect of a particular Variable Account is determined by dividing that portion of the first variable annuity payment attributable to that Variable Account by the Annuity Unit value of that Variable Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date. The number of Annuity Units of each particular Variable Account credited to the Contract then remains fixed unless an exchange of Annuity Units is made as described below. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of Annuity Units of a particular Variable Account credited to the Contract by the Annuity Unit value for the particular Variable Account for the Valuation Period which ends immediately preceding the due date of each subsequent payment.

Annuity Unit Value

The Annuity Unit value for each Variable Account was established at $10.00 for the first Valuation Period of the particular Variable Account. The Annuity Unit value for any subsequent Valuation Period is determined using the following formula:

Annuity Unit Value	=	(A x B) x C

where:

A	equals the Annuity Unit value for the immediately preceding Valuation Period
B	equals the Net Investment Factor for the current Valuation Period
C	equals a factor to neutralize the assumed interest rate of 3% per year used to establish the annuity payment rates found in the Contract. (This factor is 0.99991902 for a one day Valuation Period.)

Example of Variable Annuity Unit Calculation

Assume the value of an Annuity Unit for the immediately preceding Valuation Period had been 12.3456789. Assume that the Net Investment Factor for the subsequent Valuation Period is 1.00323648 as shown in the calculation above. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 3% per year, the value of the Annuity Unit for the current Valuation Period would be determined as follows:

(12.3456789 x 1.00323648) x 0.99991902	=	12.3846325

Example of Variable Annuity Payment Calculation

The first Variable Annuity payment is determined by multiplying the Variable Accumulation Unit value for the Valuation Period (as described under “Example of Variable Accumulation Unit Calculation”) by the annuity payment rate for the age and annuity option elected.

Assume the following facts:

•	the Account value being annuitized is made up of a particular Variable Account with 8,765.4321 Variable Accumulation Units;
•
at the end of the Valuation Period immediately preceding the Annuity Commencement Date, the Variable Accumulation Unit value and the Annuity Unit value for that Variable Account are 14.5645672 and 12.3456789, respectively;

•	the annuity payment rate for the age and option elected is $6.78 per $1,000; and
•	on the day prior to the second variable annuity payment date, the Annuity Unit value is 12.3724831.

The first Variable Annuity payment would be determined as follows:

(8,765.4321 x 14.5645672) x 6.78	=	$865.57
1,000

This first Variable Annuity payment of $865.57 represents 70.1112 Variable Annuity Units, which are calculated by dividing the first Variable Annuity Payment by the Variable Annuity Unit value at the end of the Valuation Period immediately preceding the Annuity Commencement Date. In this case, $865.57 divided by 12.3456789.

Subsequent Variable Annuity payments are determined by multiplying the number of Variable Annuity Units (calculated for the first Variable Annuity payment) by the Variable Annuity Unit value at the end of the Valuation Period immediately preceding the annuity payment date. Thus, the second Variable Annuity payment would be determined as follows:

70.1112 x 12.3846391	=	$868.30

DISTRIBUTION OF THE CONTRACT

We offer the Contract on a continuous basis through the general distributor and principal underwriter of the Contracts, Clarendon Insurance Agency, Inc. (“Clarendon”).  Clarendon also acts as the general distributor of certain other annuity contracts issued by the Company and its subsidiary, Sun Life Insurance and Annuity Company of New York, and variable life insurance contracts issued by the Company.

In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. The Company reserves the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of the Contracts or Certificates or other contracts offered by the Company. Promotional incentives may change at any time.

Commissions will not be paid to selling agents with respect to Participant Accounts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contracts, or of immediate family members of such employees or persons. In addition, commissions may be waived or reduced in connection with certain transactions described in the Prospectus under the heading “Waivers; Reduced Charges; Credits; Bonus Guaranteed Interest Rates.” Total commissions paid by the Variable Account to, but not retained by, Clarendon during 2010, 2011, and 2012, were approximately $31,742,826, $29,279,164, and $26,895,457, respectively.

CUSTODIAN

We are the Custodian of the assets of the Variable Account.  We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.

EXPERTS

The statutory-basis financial statements of Sun Life Assurance Company of Canada (U.S.) (the “Company”) as of December 31, 2012 and December 31, 2011 and for each of the three years in the period ended December 31, 2012 (which report expresses an unmodified opinion in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Delaware and includes an emphasis-of-matter paragraph relating to the Company adopting Statement of Statutory Accounting Principle (“SSAP”) No. 101 Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 in 2012 and an other matter paragraph relating to significant balances and transactions with affiliates), included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.  Their office is located at 200 Berkeley Street, Boston, Massachusetts 02116.

The financial statements of Sun Life of Canada (U.S.) Variable Account F, included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Sun Life Assurance Company of Canada (U.S.) are included herein. The statutory-basis financial statements of Sun Life Assurance Company of Canada (U.S.) are provided as relevant to its ability to meet its financial obligations under the Certificates and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

INDEPENDENT AUDITORS' REPORT
To the Board of Directors of
Sun Life Assurance Company of Canada (U.S.)
1 Sun Life Executive Park
Wellesley, Massachusetts 02481

We have audited the accompanying statutory-basis financial statements of Sun Life Assurance Company of Canada (U.S.) (the "Company"), which comprise the statutory-basis statements of admitted assets, liabilities, and capital stock and surplus as of December 31, 2012 and 2011, and the related statutory-basis statements of operations, changes in capital stock and surplus, and cash flows for each of the three years in the period ended December 31, 2012, and the related notes to the statutory-basis financial statements.

Management’s Responsibility for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of these statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Department of the State of Delaware. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these statutory-basis financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory-basis financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statutory-basis financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the statutory-basis financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statutory-basis financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 of the statutory-basis financial statements, the statutory-basis financial statements are prepared by Sun Life Assurance Company of Canada (U.S) using accounting practices prescribed or permitted by the Insurance Department of the State of Delaware, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Insurance Department of the State of Delaware.

The effects on the statutory-basis financial statements of the variances between the regulatory basis of accounting described in Note 1 to the statutory-basis financial statements and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America paragraph, the statutory-basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position Sun Life Assurance Company of Canada (U.S.) as of December 31, 2012 and 2011, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2012.

Opinion on Regulatory Basis of Accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital stock and surplus of Sun Life Assurance Company of Canada (U.S.) as of December 31, 2012 and 2011, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2012, in accordance with the accounting practices prescribed or permitted by the Insurance Department of the State of Delaware as described in Note 1 to the statutory-basis financial statements.

Emphasis-of-Matter

As discussed in Note 1 to the statutory-basis financial statements, in 2012, the Company adopted Statement of Statutory Accounting Principle (“SSAP”) No. 101 Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10.

Other Matter

As discussed in Note 2 to the statutory-basis financial statements, the accompanying statutory-basis financial statements reflect significant balances and transactions with affiliates. The Company’s admitted assets, liabilities, and capital stock and surplus and results of its operations and cash flows may have been different if these balances and transactions had been with unrelated parties.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
April 24, 2013

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

STATUTORY–BASIS STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL STOCK AND SURPLUS
AS OF DECEMBER 31, 2012 AND 2011 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

ADMITTED ASSETS	2012	2011	LIABILITIES, CAPITAL STOCK AND SURPLUS	2012	2011
GENERAL ACCOUNT ASSETS:			GENERAL ACCOUNT LIABILITIES:
Debt securities	$7,308,199	$7,455,226	Aggregate reserve for life contracts	$6,750,774	$7,300,954
Preferred stocks	23,000	23,330	Liability for deposit type contracts	1,128,331	1,159,839
Common stocks	414,206	372,408	Contract claims	19,805	20,040
Mortgage loans on real estate	814,612	967,480	Other amounts payable on reinsurance	789	10,322
Properties occupied by the Company	-	57,588	Interest maintenance reserve	64,711	36,660
Properties held for the production of income	100,798	127,027	Commissions to agents due or accrued	7,949	8,223
Properties held for sale	93,033	-	General expenses due or accrued	20,733	20,812
Cash, cash equivalents and short-term investments	341,431	747,160	Transfers from Separate Accounts due or accrued	(861,565)	(953,501)
Contract loans	564,071	582,575	Taxes, licenses and fees due or accrued	11,545	15,438
Derivatives	312,424	415,679	Unearned investment income	114	39
Other invested assets	121,773	121,291	Amounts withheld or retained by the Company	722	248
Receivable for securities	3,382	3,844	Remittances and items not allocated	1,581	6,683
Investment income due and accrued	100,290	114,019	Borrowed money and accrued interest thereon	100,002	118,005
Amounts recoverable from reinsurers	34,077	10,178	Asset valuation reserve	47,141	188,181
Current federal and foreign income tax recoverable	36,749	6,076	Payable for securities	1,030	-
Net deferred tax asset	161,198	215,031	Reinsurance in unauthorized companies	14	8
Receivables from parent, subsidiaries and affiliates	70,954	54,033	Funds held under coinsurance	1,659,347	1,740,875
Other assets	12,588	5,832	Derivatives	182,053	132,639
			Other liabilities	142,310	158,443
Total general account assets	10,512,785	11,278,777	Total general account liabilities	9,277,386	9,963,908
SEPARATE ACCOUNT ASSETS	31,948,727	31,623,647	SEPARATE ACCOUNT LIABLITIES	31,948,272	31,623,245
			Total liabilities	41,225,658	41,587,153

			CAPITAL STOCK AND SURPLUS:
			Common capital stock, $1,000 par value - 10,000 shares
			authorized; 6,437 shares issued and outstanding	6,437	6,437
			Surplus notes	565,000	565,000
			Special surplus funds	-	71,677
			Gross paid in and contributed surplus	2,588,377	2,588,377
			Unassigned funds	(1,923,960)	(1,916,220)
			Total surplus	1,229,417	1,308,834
			Total capital stock and surplus	1,235,854	1,315,271

			TOTAL LIABILITIES, CAPITAL STOCK AND
TOTAL ADMITTED ASSETS	$42,461,512	$42,902,424	SURPLUS	$42,461,512	$42,902,424

See notes to statutory-basis financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

STATUTORY–BASIS STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010 (IN THOUSANDS)

	2012	2011	2010
INCOME:
Premiums and annuity considerations	$415,915	$3,230,219	$3,466,690
Considerations for supplementary contracts with life contingencies	18,123	11,474	14,627
Net investment income	613	605,357	319,475
Amortization of interest maintenance reserve	13,396	15,205	18,734
Commissions and expense allowances on reinsurance ceded	(557)	1,789	8,016
Reserve adjustments on reinsurance ceded	170	3,115	(14,400)
Income from fees associated with investment management,
administration and contract guarantees from Separate Accounts	539,845	524,948	495,388
Other income	134,495	129,179	118,810

Total Income	1,122,000	4,521,286	4,427,340

BENEFITS AND EXPENSES:
Death benefits	35,535	29,376	26,859
Annuity benefits	756,487	765,760	415,009
Surrender benefits and withdrawals for life contracts	2,781,813	2,713,462	2,825,593
Interest and adjustments on contracts or deposit-type contract funds	(5,342)	2,747	50,383
Payments on supplementary contracts with life contingencies	11,929	12,561	22,829
(Decrease) increase in aggregate reserves for life and accident and
health policies and contracts	(550,180)	380,852	(629,999)

Total Benefits	3,030,242	3,904,758	2,710,674

Commissions on premiums and annuity considerations (direct
business only)	109,722	272,446	273,819
Commissions and expense allowances on reinsurance assumed	131	132	122
General insurance expenses	152,556	207,334	198,137
Insurance taxes, licenses and fees, excluding federal income taxes	10,032	16,522	9,971
Net transfers (from) to Separate Accounts	(2,215,192)	463,339	1,064,578
Aggregate write-ins for deductions	76,306	80,010	97,772

Total Benefits and Expenses	1,163,797	4,944,541	4,355,073

Net (loss) gain from operations before federal income taxes and
net realized capital losses	(41,797)	(423,255)	72,267

Federal income tax benefit, excluding tax on
capital losses	(84,977)	(37,926)	(25,108)

Net gain (loss) from operations after federal income taxes and
before net realized capital losses	43,180	(385,329)	97,375

Net realized capital losses less capital gains tax and
transfers to the interest maintenance reserve	(443,936)	(131,722)	(233,177)

NET LOSS	$(400,756)	$(517,051)	$(135,802)

See notes to statutory-basis financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

STATUTORY–BASIS STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS
FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010 (IN THOUSANDS)

	2012	2011	2010

CAPITAL STOCK AND SURPLUS, BEGINNING OF YEAR	$1,315,271	$1,879,856	$1,749,839

Net loss	(400,756)	(517,051)	(135,802)

Change in net unrealized capital gains (losses), net of deferred income tax	158,563	230,011	191,534

Change in net unrealized foreign exchange capital (loss) gain	3,872	(5,354)	6,017

Change in net deferred income tax	(287,767)	169,379	52,182

Change in non-admitted assets	355,645	(40,194)	39,519

Change in liability for reinsurance in unauthorized companies	(7)	(8)	286

Change in asset valuation reserve	141,040	(106,042)	(48,955)

Changes in Separate Account surplus	54	(13)	62

Cumulative effect of changes in accounting principles (Note 1)	21,800	-	-

Dividends to stockholders	-	(300,000)	-

Stock option excess tax benefit	(184)	982	569

Surplus change from SSAP 10R	(71,677)	3,705	13,294

Aggregate write-ins for gains and (losses) in surplus (Note 1)	-	-	11,311

CAPITAL STOCK AND SURPLUS, END OF YEAR	$1,235,854	$1,315,271	$1,879,856

See notes to statutory-basis financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

STATUTORY–BASIS STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010 (IN THOUSANDS)

	2012	2011	2010

CASH FROM OPERATIONS:
Premiums collected net of reinsurance	$428,308	$3,261,075	$3,517,842
Net investment income	492,927	508,625	570,144
Miscellaneous income	707,003	671,323	697,430
Total receipts	1,628,238	4,441,023	4,785,416

Benefits and loss related payments	3,768,957	3,632,429	3,473,268
Net transfers (from) to Separate Accounts	(2,307,128)	528,821	1,213,069
Commissions, expenses paid and aggregate write-ins for deductions	277,329	497,711	541,253
Federal and foreign income taxes received	(56,336)	(30,269)	(80,273)
Total payments	1,682,822	4,628,692	5,147,317
Net cash from operations	(54,584)	(187,669)	(361,901)

CASH FROM INVESTMENTS:
Proceeds from investments sold, matured, repaid or received	2,404,110	3,278,741	3,074,116
Cost of investments acquired	(2,642,421)	(1,865,311)	(3,177,296)
Net increase in contract loans and premium notes	18,509	6,378	5,356
Net cash from investments	(219,802)	1,419,808	(97,824)

CASH FROM FINANCING AND MISCELLANEOUS SOURCES:
Capital and paid in surplus, less treasury stock	-	-	400,000
Borrowed funds	(18,003)	(99,998)	(100,002)
Net deposits on deposit-type contracts and other liabilities	(64,737)	(1,298,514)	(962,633)
Dividends to stockholders	-	(300,000)	-
Other cash (used) provided	(48,603)	6,567	57,550
Net cash from financing and miscellaneous sources	(131,343)	(1,691,945)	(605,085)

Net increase in cash, cash equivalents, and short-term investments	(405,729)	(459,806)	(1,064,810)

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS:
Beginning of year	747,160	1,206,966	2,271,776

End of year	$341,431	$747,160	$1,206,966

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES

During the years ended December 31, 2012, 2011 and 2010, the Company recorded the following non-cash activity: exchanges of debt securities of  $19.0 million, $49.0 million and $68.9 million, respectively, and transfers of mortgages to other invested assets of $41.1 million, $23.4 million and $30.5 million, respectively. During the years ended December 31, 2011 and 2010, the Company recorded the following non-cash activity: transfers of bonds to preferred stock of $16.0 million and $13.4 million, respectively, and transfers of other invested assets to real estate of $28.9 million and $2.0 million, respectively.  During the year ended December 31, 2010, the Company also transferred $7.1 million of bonds to other invested assets.

See notes to statutory-basis financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

1.    DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Sun Life Assurance Company of Canada (U.S.) (the “Company”) is a stock life insurance company incorporated under the laws of Delaware.  The Company is a direct wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc. (the “Parent”).  The Company is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. (“SLC - U.S. Ops Holdings”) and is an indirect wholly-owned subsidiary of Sun Life Financial, Inc. (“SLF”), a reporting company under the Securities Exchange Act of 1934.  SLF and its subsidiaries are collectively referred to herein as “Sun Life Financial.”

The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands.  In addition, the Company’s wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York (“SLNY”), is authorized to transact business in the State of New York. The business of the Company and its subsidiaries includes a variety of wealth accumulation products, protection products and institutional investment contracts.  These products include individual and group fixed and variable annuities, individual and group variable life insurance, individual universal life insurance, group life, group disability, group dental and group stop loss insurance and funding agreements.

In the normal course of business, the Company and its subsidiaries reinsure portions of their life insurance, annuity, group life insurance, group disability income and group stop loss exposure with both affiliated and unaffiliated companies using traditional indemnity reinsurance agreements.

On December 17, 2012, SLF announced the execution of a definitive agreement to sell its domestic U.S. annuity business and certain life insurance businesses to Delaware Life Holdings, LLC, including all of the issued and outstanding shares of stock of the Company (the “Sale Transaction”).  The Sale Transaction is expected to close by the end of the second quarter of 2013, subject to regulatory approvals and customary closing conditions.  In connection with the Sale Transaction, the Company is seeking regulatory approval for certain affiliated transactions, including those described in Notes 2, 3, 5, 9 and 15.

During the first quarter of 2012, the Company and its wholly-owned subsidiary, SLNY, received all necessary insurance regulatory approvals to amend the fixed investment option period in their combination fixed and variable annuity contracts and other contracts to remove any negative market value adjustment (“MVA”) that can decrease the amount of the withdrawal proceeds. (Refer to Note 12 for additional information concerning the MVA Contracts.) The Company and SLNY filed amendments to the associated registration statements to include the contract amendments and to remove from registration any fixed investment options that remained unsold. The SEC declared the associated amended registration statements effective on March 22, 2012. As a result of the foregoing, the fixed investment option period in the contracts is no longer considered a “security” under the Securities Act of 1933, and the Company subsequently filed Forms 15 on March 23, 2012 to provide notice of suspension of its duty to file reports under Section 15(d) of the Securities Exchange Act of 1934. No other changes were made to the contracts, and all other terms and conditions of the contracts remain unchanged. The contract amendments described above did not have a material impact on the Company’s financial position.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

1.    DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
      (CONTINUED)

On December 12, 2011, SLF announced the completion of a major strategic review of its businesses. As a result of this strategic review, SLF announced that it would close its domestic U.S. variable annuity and individual life products to new sales effective December 30, 2011.

Existing legal, business and contractual requirements called for the Company to, among other things, continue accepting limited applications for (1) certain private placement variable annuities until mid-2012, and (2) new employees of corporate-owned life insurance (“COLI”) customers. Subject to these and other existing obligations, the Company ceased writing all other COLI new business effective January 31, 2012 and all other individual life and annuities new business effective December 31, 2011. The Company, through its subsidiary, SLNY, continues to offer group life, group disability, group dental and group stop loss insurance.

The decision to stop selling variable annuity and individual life products did not impact existing customers and their policies.  The Company continues to provide service to its policyholders, while focusing on the profitability, capital efficiency and risk management of its in-force business.  The Company will continue to earn revenue and to provide policyholder benefits on its in-force business.

Of the one-time restructuring costs on a pre-tax basis associated with the discontinuation of these product lines, $11.7 million was allocated to the Company. The restructuring costs related primarily to employee severance and other employee benefits, which were paid in the form of cash expenditures.

BASIS OF PRESENTATION

The accompanying statutory-basis financial statements of the Company are presented on the basis of accounting principles prescribed or permitted by the Delaware Department of Insurance (the “Department”).  The Department recognizes only statutory accounting principles prescribed or permitted by the State of Delaware for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Delaware Insurance Law.  The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted principles by the State of Delaware.  As of December 31, 2009 and until withdrawn, the Company has received a permitted practice from the Insurance Commissioner of the State of Delaware related to Statement of Statutory Accounting Principles (“SSAP”) No. 97 Investments in Subsidiary, Controlled and Affiliated Entities, A Replacement of SSAP No. 88 (“SSAP No. 97”), specifically paragraph 8.b.i to record the unaudited statutory equity of a subsidiary, Independence Life and Annuity Company (“ILAC”), as an admitted asset.  ILAC is not required to prepare audited financial statements under regulations adopted in its state of domicile, Delaware.  Note, effective December 10, 2012, after receiving regulatory approval, ILAC redomesticated from the State of Rhode Island to the State of Delaware. The Company would not have triggered a regulatory event if the permitted practice had not been used.  Effective Q1 2013, ILAC was distributed to the Parent.  Refer to Note 19 for additional information.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

1.    DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
      (CONTINUED)

A reconciliation of the Company’s capital and surplus between NAIC SAP and practices prescribed and permitted by the State of Delaware is shown below.  There is no difference in the Company’s net loss between NAIC SSAP and practices prescribed and permitted by the State of Delaware.

(In Thousands)	State of Domicile	2012	2011	2010

SURPLUS

Company state basis	Delaware	$1,235,854	$1,315,271	$1,879,856

State Permitted Practice that increase/(decrease) NAIC SAP: unaudited subsidiary	Delaware	64,186	61,818	58,579

NAIC SAP		$1,171,668	$1,253,453	$1,821,277

Accounting principles and procedures of the NAIC as prescribed or permitted by the Department comprise a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”).  The more significant differences that affect the Company are as follows:

Under statutory accounting principles, financial statements are not consolidated.  Investments in domestic life insurance subsidiaries, as defined by SSAP No. 97 are carried at their net statutory-basis equity value.  The changes in value are recorded directly to surplus.  Non-public, non-insurance subsidiaries and controlled partnerships are carried at GAAP equity value. Dividends paid by subsidiaries to the Company are included in the Company’s net investment income.

Statutory accounting principles do not recognize the following assets or liabilities, which are recognized under GAAP: deferred policy acquisition costs, unearned premium reserve and statutory non-admitted assets. Deferred policy acquisition costs do create a temporary tax difference as disclosed in Note 15.  An asset valuation reserve (“AVR”) and interest maintenance reserve (“IMR”) are established under statutory accounting principles but not under GAAP.  Methods for calculating real estate investment valuation allowances differ under statutory accounting principles and GAAP.  Actuarial assumptions and reserving methods differ under statutory accounting principles and GAAP.  There are certain limitations on net deferred tax assets under statutory accounting principles. The MVA annuity products are classified within the General Account under GAAP, but are classified within the Separate Account under statutory accounting principles.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

1.    DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
      (CONTINUED)

Under GAAP, investments in fixed maturity securities classified as available-for-sale or trading are carried at aggregate fair value.  Changes in unrealized gains and losses are reported net of taxes in a separate component of stockholder’s equity for available-for-sale securities and changes in unrealized gains and losses on trading securities are recorded in net investment income.  Fixed maturity securities are generally carried at amortized cost under statutory accounting principles.

RECONCILIATION OF STATUTORY FINANCIAL STATEMENTS, AS FILED, AND AUDITED
STATUTORY BASIS FINANCIAL STATEMENTS

Each year the Company files its annual statutory financial statements on March 1.  Subsequent to this filing, the annual independent audit of the statutory financial statements is performed.  Presented below is a reconciliation of amounts reported in the annual statement and those amounts reported in the audited statutory-basis financial statements for the year ended December 31, 2012. Total admitted assets and liabilities were reduced by $64.9 million due to a separate account balance sheet reclass.  There was no change to surplus, net income or cash flows.

(In Thousands)
	As reported in the Annual Statement	Adjustment	As reported herein

Total Admitted Assets	$42,526,371	$(64,859)	$42,461,512
Total Liabilities	(41,290,517)	64,859	(41,225,658)
Total Capital & Surplus	$1,235,854	$-	$1,235,854

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles prescribed or permitted by the State of Delaware requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities.  It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period.  Actual results could differ from those estimates.  The most significant estimates are those used in determining the fair value of financial instruments, allowance for loan losses, aggregate reserves for life policies and contracts, liability for deposit-type contracts, deferred income taxes, provision for income taxes and other-than-temporary-impairments (“OTTI”) of investments.

CORRECTION OF ERRORS

Adjustments were recorded during 2011 to correct the Company’s prior year contract loan balances which were overstated due to inaccurate interest rates on certain loan balances related to single premium whole life (“SPWL”) policies. The adjustments were as follows: a decrease to Contract loans of $107.2 million, an

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

1.    DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
      (CONTINUED)

increase to Amounts recoverable from reinsurers of $3.0 million, an increase to Other liabilities of $2.3 million, and a decrease to Funds held under coinsurance of $106.5 million. These adjustments did not have an impact on surplus or net income for the current period or prior period, due to the 100% funds-withheld reinsurance agreement with the United States Branch of the Company’s affiliate, Sun Life Assurance Company of Canada “(SLOC)”

During 2010, the Company discovered the following error related to the prior period: Commissions to agents due or accrued and Commissions on premiums and annuity considerations were overstated by $17.4 million.  This error has been adjusted and recorded, net of tax, in “Aggregate write-ins for gains and losses in surplus” for the year ended December 31, 2010 in the amount of $11.3 million.

RECLASSIFICATIONS

During 2011, the Company changed its classification for certain perpetual debt instruments from bonds to preferred stock.  The classification change was made for assets where distributions and/or redemptions were at the sole discretion of the issuer.  The statement values of these assets were $16.0 million at December 31, 2011 and $13.4 million at December 31, 2010.

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, debt and equity securities, mortgage loans and financial guarantees.  These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation.  The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Company in preparing the accompanying statutory-based financial statements:

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

Cash, cash equivalents and short-term investments are highly liquid securities.  The Company’s cash equivalents primarily include cash, commercial paper and money market investments which have an original term to maturity of less than three months.  Short-term investments include debt instruments with a term to maturity exceeding three months, but less than one year on the date of acquisition.  Cash equivalents and short-term investments are held at amortized cost, which approximates fair value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

1.    DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
       (CONTINUED)

INVESTMENTS

Debt Securities

Investments in debt securities including bonds, mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”) are carried at amortized cost using the scientific method, except for those securities where the NAIC rating has fallen to 6 and the fair value has fallen below amortized cost, in which case they are carried at fair value. Adjustments to the value of MBS and ABS securities based on changes in cash flows, including those related to changes in prepayment assumptions, are made retrospectively. As part of this process, a third-party vendor for each security type was appointed by the NAIC to develop a revised NAIC rating methodology to be used for December 31, 2010 and thereafter.  The ratings for these RMBS and CMBS securities were determined by comparing the insurer’s carrying value divided by remaining par value to price ranges provided by the third-party vendors corresponding to each NAIC designation.  Comparisons were initially made to the model based on amortized cost.  Where the resulting rating was a NAIC 6 per the model, further comparison based on fair value was required which, in some cases, resulted in a higher final NAIC rating.  The net impact to surplus and unrealized gain/loss within surplus for the CMBS securities when placed under regulatory review at December 31, 2010 was a loss of $38.1 million.

The definition of structured securities under SSAP No. 43R, Loan Backed and Structured Securities – Revised (“SSAP No. 43R”), was modified in 2011 to include within the category of ABS certain debt securities that were previously classified by the Company as issuer obligations.  The types of securities reclassified under the revised definition included certain equipment trust certificates, guaranteed contracts, secured leases and secured contracts. Interest income on bonds, MBS, and ABS is recognized when earned based upon estimated principal repayments, if applicable.  For debt securities subject to prepayment risk, yields are recalculated and asset balances adjusted periodically so that expected return on future cash flows matches the expected return over the life of the investment from acquisition.  If the collection of all contractual cash flows is not probable, an OTTI may be indicated.  The process of analyzing securities for an OTTI adjustment is further described in Note 3.

Preferred Stocks and Common Stocks

Preferred stocks with an NAIC designation of 1 through 3 are carried at amortized cost.  Those with NAIC designations of 4 through 6 are carried at the lower of amortized cost or fair value.  Common stocks are carried at fair value except investments in subsidiaries.  The latter are carried based on the underlying statutory equity of the subsidiary.  The Company accounts for its investments in subsidiaries in accordance with SSAP No. 97 with the exception of the permitted practice granted by the Commissioner discussed previously. The Company has ownership interests in joint ventures and partnerships which are carried at values based on the underlying equity of the investee in accordance with SSAP No. 48 Joint Ventures, Partnerships and Limited Liability Companies (“SSAP No. 48”), and SSAP No. 93, Accounting for Low Income Housing Tax Credit Property Investments (“SSAP No. 93”).  Audited financial statements are received on an annual basis.  OTTI on stocks is evaluated under the methodology described in Note 3.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

1.    DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
      (CONTINUED)

Mortgage Loans

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses.  Mortgage loans acquired at a premium or discount are carried at amortized cost using the effective interest rate method, net of provisions for estimated losses.  Purchases and sales of mortgage loans are recognized or derecognized in the Company’s balance sheet on the loan’s trade date, which is the date that the Company commits to purchase or sell the loan.  Transaction costs on mortgage loans are capitalized on initial recognition and are recognized in the Company’s Statement of Operations using the effective interest method.  Mortgage loans, which primarily include commercial first mortgages, are diversified by property type and geographic area throughout the United States.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.  The Company regularly assesses the value of the collateral.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. When a mortgage loan is classified as impaired, allowances for credit losses are established to adjust the carrying value of the loan to its net recoverable amount.

The allowance for credit losses are estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral, if the loan is collateral dependent. A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the collateral less cost to sell, is less than the recorded amount of the loan.  The full extent of impairment in the mortgage portfolio cannot be assessed solely by reviewing these loans individually.  A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions.  While management believes that it uses the best information available to establish the loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Interest income is recognized on impaired mortgage loans when the collection of contractually specified future cash flows is probable, in which case cash receipts are recorded in accordance with the effective interest rate method.  Interest income is not recognized on impaired mortgage loans and these mortgage loans are placed on non-accrual status when the collection of contractually specified future cash flows is not probable, in which case cash receipts are applied in the following order: first against the carrying value of the loan, then against the provision, and then to income.  The accrual of interest resumes when the collection of contractually specified future cash flows becomes probable based on certain facts and circumstances.

Changes in allowances for losses are recorded as changes in unrealized gains and losses to surplus.  Once the conditions causing impairment improve and future payments are reasonably assured, the mortgages are no longer classified as impaired and the Company resumes accrual of income.  However, if the original terms of the contract have been changed resulting in the Company providing an economic concession to the borrower at below market rates, then the mortgage is reclassified as restructured.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

1.    DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
      (CONTINUED)

If the conditions causing impairment do not improve and future payments remain unassured, the Company typically derecognizes the asset through disposition or foreclosure.  Uncollectible collateral-dependent loans are written off through realized losses for any difference between the carrying value and amount received for the underlying property at the time of disposition or foreclosure.

Real Estate

Real Estate includes properties held for investment and properties held for sale. Real estate held for investment is stated at depreciated cost using the straight-line method net of encumbrances.  Properties held for sale are carried at the lower of depreciated cost or fair value less encumbrances and disposition costs.

Contract Loans

Contract loans are carried at the amount of outstanding principal balance. Contract loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Asset Valuation Reserve and Interest Maintenance Reserve

The AVR is established as a liability based upon a formula prescribed by the NAIC to offset potential credit-related investment losses on all invested assets, with changes in the AVR charged or credited directly to surplus.  The IMR is established as a liability to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds, mortgage loans and derivatives, resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold.

Derivatives

As part of the Company’s overall risk management policy, the Company uses interest rate swaps, over the counter (“OTC”) and listed options, exchange traded futures, currency forwards, currency swaps and swaptions.  Interest rate swaps are used to adjust asset duration and to better match interest rates earned on long-term fixed rate assets with interest credited to policyholders.  Interest rate swaps, purchased prior to January 1, 2003, are financial instruments with off-balance sheet risk.  Swaps purchased on January 1, 2003 and after are stated at fair value and changes in fair value are recorded through unrealized gains/losses within surplus.  Since October 1, 2008, the Company also utilizes interest rate swaps to hedge interest rate risk arising from the variability of cash flows due to certain variable rate funding agreements. These swaps are designated as cash flow hedges. Interest rate swaps that qualify for hedge accounting treatment are recognized in a manner consistent with the hedged item, at amortized cost.  At the date of designation, the fair value of the associated interest rate swap which had previously been recorded as an unrealized loss to surplus is fixed with subsequent amortization into income through the related policy’s maturity date. In the event a swap is not proven highly effective it is stated at fair value and then changes in fair value are recorded through unrealized gains/losses within surplus.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

1.    DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
      (CONTINUED)

The Company utilizes OTC put options and exchange traded futures on the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) and other indices to hedge against stock market exposure inherent in the mortality and expense risk charges and guaranteed minimum death and living benefit features of the Company's variable annuities.  These options are stated at fair value.  Changes in fair value for options purchased prior to January 1, 2003 are recorded in net investment income. Changes in fair value for options purchased on January 1, 2003 and after are recorded in unrealized gains/losses within surplus.  The Company also purchases OTC and listed call options and exchange traded futures on the S&P 500 Index and other indices to economically hedge its obligation under certain fixed indexed annuity contracts.  The interest credited on these 1, 3, 5, 7 and 10 year term products are based on the changes in the S&P 500 Index.

The Company uses currency swaps to hedge against the risk of fluctuations in foreign currency exchange rates.  Currency swaps are marked to market.  Changes in fair value are recorded as unrealized gains/losses  within surplus.  Swaptions are utilized by the Company to hedge exposure to interest rate risk.  At the trade settlement date of a swaption, a premium is paid to the counterparty and recorded as an asset.  At expiration, swaptions either cash settle for value, settle into an interest rate swap or expire worthless. Swaptions are marked to market and changes in fair value are recorded in unrealized gains/losses (surplus).  Credit valuation adjustments (“CVAs”) are necessary to properly reflect the component of fair value of derivative instruments that arises from default risk.  CVAs are based on a methodology that uses credit default swap (“CDS”) spreads as a key input in determining an implied level of expected loss over the total life of the derivative contact. Where no observable CDS spreads are available, the counterparty’s or the Company’s credit spreads derived from bond yields are used instead.  CVAs are intended to achieve a fair value of the underlying contracts and are normally based on publicly available information. The CVAs also take into account contractual factors designed to reduce the Company’s credit exposure to each counterparty, such as collateral and legal rights of offset. CVAs are not recorded for interest rate swaps used as cash flow hedges when proven highly effective.

POLICY AND CONTRACT RESERVES

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported.  The amounts reported are based upon historical experience, adjusted for trends and current circumstances.  Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such adjustments are determined to be required.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

1.    DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
      (CONTINUED)

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP No. 101”). Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse.

The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.  Valuation allowances on deferred tax assets are estimated based on the Company’s assessment of the realizability of such amounts.  Refer to Note 15 of the Company’s financial statements for further discussion of the Company’s income taxes.

INCOME AND EXPENSES

Life premiums are recognized as income over the premium paying period of the related policies.  Annuity considerations are recognized as revenue when received.  Expenses, such as commissions and other costs applicable to the acquisition of new business, are charged to operations as incurred.

SEPARATE ACCOUNTS

The Company has established unitized separate accounts applicable to various classes of contracts providing for variable benefits (the “variable separate accounts”). Contracts for which funds are invested in the variable separate accounts include individual and group life and annuity contracts.

The Company has also established non-unitized separate accounts for certain MVA fixed annuities including those for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts.  The assets of the non-unitized separate account are not legally insulated from the Company’s general account and can be used to satisfy general account liabilities.  See Note 12 for additional information.

Net investment income, capital gains and losses, and changes in mutual fund asset values on the variable separate accounts are allocated to policyholders and therefore do not affect the operating results of the Company.  Assets held in the variable separate accounts are carried at fair value. The investment risk of such securities is retained by the contractholder.  The Company earns separate account fees for providing administrative services and bearing the mortality risks related to contracts for which funds are invested in variable separate accounts.

The activity of the separate accounts is not reflected in the Company’s financial statements except for the following:

•	The fees that the Company receives, which are assessed periodically and recognized as revenue when assessed.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

1.    DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
       (CONTINUED)

•      The activity related to the guaranteed minimum death benefit (“GMDB”), guaranteed minimum accumulation benefit (“GMAB”) and guaranteed minimum withdrawal benefit (“GMWB”), which is reflected in the Company’s financial statements.

•      Premiums and withdrawals with offsetting transfers to/from the separate accounts are reflected in the Statement of Operations.

•      Transfers from the separate accounts due and accrued, which include accrued expense allowances receivable from the variable separate accounts and the aggregate surplus (income) due and accrued from MVA contracts.

•      The dividends-received-deduction (“DRD”), which is included in the Company’s income tax expense, is calculated based upon the variable separate accounts’ assets held in connection with variable contracts.

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

Effective January 1, 2012, the NAIC adopted SSAP No. 101. Under SSAP No. 101, deferred tax assets are admitted based on a realization threshold limitation table. The Company recorded the following changes in surplus as a result of the adoption:

(In Thousands)

Reclassification of SSAP No. 10R
write-in within surplus	$71,677

Change in non-admitted DTA
as a result of adoption	(49,877)

Cumulative effect of change
in accounting principle	$21,800

Prior to the adoption of SSAP No. 101, the Company accounted for income taxes under SSAP No. 10R, Income Taxes – Revised, A Temporary Replacement of SSAP No. 10 (“SSAP No. 10R”), which provided for a three-year reversal period and 15% of adjusted surplus.  The application of SSAP No. 10R resulted in an increase of $71.7 million and $68.0 million in the Company’s surplus at December 31, 2011 and 2010, respectively.

Effective January 1, 2012, the NAIC revised the disclosure requirements of SSAP No. 100, Fair Value Measurements, to clarify the disclosures of the fair value of financial instruments. The changes in the disclosures have been reflected in Note 13.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

1.    DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
       (CONTINUED)

Effective December 31, 2011, the NAIC adopted SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets (“SSAP No. 5R”).   SSAP No. 5R requires entities to recognize, at the inception of a guarantee, a liability for the obligations it has undertaken in issuing the guarantee, even if the likelihood of having to make payments under the guarantee is remote.  Guarantees made to/or on behalf of a wholly-owned subsidiary, and inter-company and related party guarantees that are considered “unlimited” are exempted from the initial liability recognition.  As such, the guidance did not have a significant impact upon adoption.  The additional disclosures required by SSAP No. 5R have been incorporated in Note 2.

Effective January 1, 2011, the NAIC adopted changes to SSAP No. 43R, Loan-backed and Structured Securities, Revised (“SSAP No. 43R”).  These changes included broadening the definition of loan-backed and structured securities and clarification of the requirement to bifurcate realized gains and losses between the asset valuation reserve (“AVR”) and the interest maintenance reserve (“IMR”).  Neither of the changes had a material impact on the Company's statutory-basis net income or surplus.

Effective January 1, 2011, the NAIC adopted SSAP No. 35R, Guaranty Fund and Other Assessments (“SSAP No. 35R”). SSAP No. 35R modifies the conditions required before recognizing liabilities for insurance-related assessments. The liability is not recognized until the event obligating an entity to pay an imposed or probable assessment has occurred. The adoption of SSAP No. 35R did not have a significant impact on the financial statements of the Company.

Accounting Standards Not Yet Adopted

Effective December 31, 2013, the NAIC adopted SSAP No. 103, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (“SSAP No. 103”). SSAP No. 103 replaces SSAP No. 91R of the same name and establishes new conditions for when a transferred financial asset is accounted for as a sale in addition to removing the concept of a qualifying special-purpose entity. The adoption of the standard is not expected to have a significant impact on the financial statements of the Company.

2.   RELATED PARTY TRANSACTIONS

The Company has significant transactions with affiliates.  Management believes intercompany revenues and expenses are calculated on a reasonable basis; however, these amounts may not necessarily be indicative of costs that would be incurred if the Company operated on a stand-alone basis and these transactions were with unrelated parties.  Below is a summary of significant transactions with affiliates.

As of December 31, 2012, the Company directly or indirectly owned all of the outstanding shares or members interest of the following entities, all of which are recorded as investments in subsidiaries in the Company’s statutory-basis financial statements: SLNY, the business of which includes individual fixed and variable annuity contracts, group life, group disability, group dental, group stop loss  and individual life insurance in New York; ILAC, a Delaware life insurance company that sold variable life insurance products and fixed annuities; Clarendon Insurance Agency, Inc., a registered broker-dealer; 7101 France Avenue, LLC; Sun MetroNorth, LLC; SL Investment DELRE Holdings 2009-1, LLC; SLF Private Placement Investment

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

2.   RELATED PARTY TRANSACTIONS (CONTINUED)

Company I, LLC and SLNY Private Placement Investment Company I, LLC. SLF Private Placement Investment Company I, LLC and SLNY Private Placement Investment Company I, LLC are carried at a zero equity value.

In December 2012, the Company’s Board of Directors approved the extraordinary distribution of all of the issued and outstanding shares of ILAC to the Parent. The Company received regulatory approval for the distribution, and ILAC was distributed effective January 1, 2013.  Refer to Note 19.  In addition, SLNY Private Placement Investment Company I, LLC, which was carried at a zero equity value, was cancelled during the fourth quarter of 2012.  During 2011, Sun Parkaire Landing, LLC was dissolved.  The value of real estate transferred to held for production of income was $18.5 million.

Summarized combined financial information of the Company’s subsidiaries, which are included in common stocks and other invested assets in the accompanying financial statements on an equity basis, are as follows:

	Years Ended December 31,
(In Thousands)	2012	2011

Assets	$3,733,791	$3,700,561
Liabilities	3,239,634	3,264,337
Total net assets	$494,157	$436,224

Total revenues	$272,476	$508,828
Operating expenses	216,718	505,876
Income tax expense	16,379	919
Net gain	$39,379	$2,033

The Company does not own shares of an upstream intermediate entity or ultimate parent, directly or indirectly, via a downstream subsidiary, controlled, or affiliated entity.

In accordance with SLF’s strategy, SLNY also closed its variable annuity and individual life products to new sales effective December 30, 2011, with certain exceptions. (See Note 1.)

Reinsurance Related Agreements

As more fully described in Note 9, the Company is party to several reinsurance transactions with SLOC and other affiliates.

In December 2012, in connection with the Sale Transaction, the Company’s Board of Directors of the Company approved the recapture of 100 percent of the risks under certain SPWL policies that are currently reinsured to its affiliate, SLOC, pursuant to a December 31, 2003 reinsurance agreement.  The transaction was recorded during the first quarter of 2013.  See Note 19 for further details.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

2.   RELATED PARTY TRANSACTIONS (CONTINUED)

The Company  has a reinsurance agreement with Sun Life Reinsurance (Barbados) No. 3 Corp. (“BarbCo 3”), an affiliate, to cede all of the risks associated with certain in-force corporate and bank-owned variable universal life and private placement variable universal life policies on a combination coinsurance, coinsurance with funds-withheld and a modified coinsurance basis.

Effective January 1, 2010, the Company and BarbCo 3 amended the agreement to include coverage of certain corporate and bank-owned variable universal life and private placement variable universal life insurance cases sold between December 31, 2009 and March 31, 2010, inclusive.  Reinsurance coverage continued for all cases sold prior to April 1, 2010.  However, cases sold on or after April 1, 2010 have not been reinsured.  This amendment also enabled the Company to discontinue reinsuring a portion of the covered business that was previously reinsured on a modified coinsurance basis, effective April 1, 2010.  The discontinuance of the business reinsured on a modified coinsurance basis did not have a material impact on the Company’s financial statements.

Capital Transactions

The Company did not receive any capital contributions from the Parent during the years ended December 31, 2012, 2011 and 2010.  No dividends were paid during the year ended December 31, 2012. During the year ended December 31, 2011, the Company paid an extraordinary cash dividend of $300.0 million to the Parent. No dividends were paid during the year ended December 31, 2010.

During 2012 and 2011, the Company contributed to its subsidiary, SL Investment DELRE Holdings 2009-1, LLC, mortgages with a book value and fair value of approximately $41.1 million and 23.4 million, respectively.

Debt and Surplus Note Transactions

As of December 31, 2011 and 2010, the Company had an $18.0 million outstanding promissory note that was originally issued to Sun Life (Hungary) Group Financing Limited Company (“Sun Life (Hungary) LLC”), an affiliate, for which the Company paid interest semi-annually.  On June 2, 2011, Sun Life (Hungry) LLC sold the $18.0 million note to SLOC.  With the exception of the change in lenders, this transaction did not have any impact on the terms of the promissory note.  Effective June 2, 2011, the Company began paying the related interest to SLOC. On June 29, 2012, the Company paid the $18.0 million of outstanding principal, plus $0.5 million in accrued interest to SLOC due to the maturity of the note.  Related to this note, the Company incurred interest expense of $0.5 million for the year ended December 31, 2012 and $1.0 million for each of the years ended December 31, 2011 and 2010, respectively.

As of December 31, 2012, and 2011, the Company had $565.0 million of surplus notes payable to Sun Life Financial (U.S.) Finance Inc., an affiliate.  During 2012, the Company applied for and received approval from the Delaware Department of Insurance for certain modifications to two surplus notes payable to Sun Life Financial (U.S.) Finance, Inc. The modifications extended the maturity dates on both surplus notes from December 15, 2015 to December 15, 2032, changed the interest rates from 6.125% per annum and 7.25% per annum to 7.626% and modified the prepayment language in both surplus notes. These changes were effective October 1, 2012.  The Company expensed $42.7 million for interest on these surplus notes for year ended December 31, 2012 and $42.6 million for each of the years ended December 31, 2011 and 2010, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

2.   RELATED PARTY TRANSACTIONS (CONTINUED)

Institutional Investments Contracts

On September 12, 2006, the Company issued two floating rate funding agreements totaling $900.0 million to Sun Life Financial Global Funding III, L.L.C. (“LLC III”) which will mature on October 6, 2013.  On April 7, 2008, the Company issued a third floating rate funding agreement totaling $5.8 million to LLC III, which matured on December 1, 2011.  The Company paid $5.9 million to LLC III, including $0.01 million in interest due to the maturity of the third funding agreement.  Total interest credited for these three funding agreements was $7.3 million, $5.9 million and $6.2 million for the years ended December 31, 2012, 2011 and 2010, respectively.  On September 19, 2006, the Company also issued a $100.0 million floating rate demand note payable to LLC III.  For interest on this demand note, the Company expensed $0.8 million for year ended December 31, 2012 and $0.7 million for each of the years ended 2011 and 2010, respectively. The Company has entered into an interest rate swap agreement with LLC III with an aggregate notional amount of $900.0 million that effectively converts the floating rate payment obligations under the funding agreements to fixed rate obligations.

On May 17, 2006, the Company issued a floating rate funding agreement of $900.0 million to Sun Life Financial Global Funding II, L.L.C. (“LLC II”), an affiliate.  On April 7, 2008, the Company issued an additional floating rate funding agreement totaling $7.5 million to LLC II.  On July 1, 2011 and July 19, 2011, the Company paid $901.3 million and $7.5 million to LLC II due to the maturity of these funding agreements that the Company issued to LLC II.  The payments included $1.3 million of accrued interest.

Total interest credited for these funding agreements was $2.6 million and $5.4 million for the years ended December 31, 2011 and 2010, respectively.

The Company also issued a $100.0 million floating rate demand note payable to LLC II on May 24, 2006.    On July 19, 2011, the Company paid $100.0 million to LLC II, including $0.01 million in interest due to the maturity of the floating rate demand note.  For interest on this demand note, the Company expensed $0.3 million and $0.6 million for the years ended December 31, 2011 and 2010, respectively.

The Company had entered into an interest rate swap agreement with LLC II with an aggregate notional amount of $900.0 million that effectively converted the floating rate payment obligations under the funding agreement to fixed rate obligations.  This interest swap agreement expired on July 6, 2011 due to the maturity of the underlying floating rate funding agreement with LLC II.

On June 3, 2005 and June 29, 2005, the Company issued two floating rate funding agreements with a combined total of $900.0 million to Sun Life Financial Global Funding, L.L.C. ("LLC") due 2010.  On April 7, 2008, the Company issued an additional floating rate funding agreement totaling $10.0 million to LLC.  On July 1, 2010 and July 8, 2010, the Company paid $900.0 million and $10.0 million, respectively, to LLC due to the maturity of these funding agreements. Total interest credited for these funding agreements was $2.9 million for the year ended December 31, 2010.  On June 10, 2005, the Company also issued a $100.0 million floating rate demand note payable to LLC, which matured on July 6, 2010.  On August 6, 2010, the Company paid $100.1 million to LLC, including $0.1 million in interest due to settle the $100 million demand note payable.  The Company expensed $0.5 million for the year ended December 31, 2010, for interest on this demand note.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

2.   RELATED PARTY TRANSACTIONS (CONTINUED)

The Company had an interest rate swap agreement with LLC with an aggregate notional amount of $900.0 million that effectively converted the floating rate payment obligations under the funding agreements to fixed rate obligations. The related $900.0 million interest rate swap agreement expired on July 6, 2010 due to the maturity of the floating rate funding agreements with LLC.

The account values related to these funding agreements issued to LLC III, and LLC II are reported in the Company’s statutory-basis statements of admitted assets, liabilities, capital stock and surplus as a component of liability for deposit-type contracts.

The details of outstanding notes due affiliates at December 31, 2012 are as follows (amounts in thousands):

Issue Date	Payees	Type	Rate	Maturity	Principal/ Carrying Value	Interest Expense

12/15/1995	Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	$150,000	$9,225
12/15/1995	Sun Life Financial (U.S.) Finance, Inc.	Surplus	7.626%	12/15/2032	150,000	10,991
12/15/1995	Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	7,500	461
12/15/1995	Sun Life Financial (U.S.) Finance, Inc.	Surplus	7.626%	12/15/2032	7,500	483
12/22/1997	Sun Life Financial (U.S.) Finance, Inc.	Surplus	8.625%	11/06/2027	250,000	21,563
	Total surplus notes				$565,000	$42,723

07/22/2002	Sun Life Assurance Company of Canada	Promissory	5.710%	06/30/2012	-	514
09/19/2006	Sun Life Financial Global Funding III, L.L.C.	Demand	Libor plus 0.35%	10/06/2013	100,000	836
	Total borrowed money				$100,000	$1,350
	Grand total				$665,000	$44,073

The details of outstanding notes due affiliates at December 31, 2011 are as follows (amounts in thousands):

Issue Date	Payees	Type	Rate	Maturity	Principal/ Carrying Value	Interest Expense

12/15/1995	Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	$150,000	$9,225
12/15/1995	Sun Life Financial (U.S.) Finance, Inc.	Surplus	7.250%	12/15/2015	150,000	10,875
12/15/1995	Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	7,500	461
12/15/1995	Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.125%	12/15/2015	7,500	459
12/22/1997	Sun Life Financial (U.S.) Finance, Inc.	Surplus	8.625%	11/06/2027	250,000	21,563
	Total surplus notes				$565,000	$42,583

07/22/2002	Sun Life Assurance Company of Canada	Promissory	5.710%	06/30/2012	18,000	1,028
05/24/2006	Sun Life Financial Global Funding II, L.L.C.	Demand	Libor plus 0.26%	07/06/2011	-	310
09/19/2006	Sun Life Financial Global Funding III, L.L.C.	Demand	Libor plus 0.35%	10/06/2013	100,000	664
	Total borrowed money				$118,000	$2,002
	Grand total				$683,000	$44,585

Each payment and accrual of interest on surplus notes may be made only with the prior approval of the Commissioner of Insurance of the State of Delaware and only to the extent the Company has sufficient surplus to make such payment.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

2.   RELATED PARTY TRANSACTIONS (CONTINUED)

Administrative Service Agreements, Rent and Other

The Company participates in a pension plan and other retirement plans sponsored by an affiliate, Sun Life Financial (U.S.) Services Company, Inc. (“Sun Life Services”). The allocated expenses to the Company from Sun Life Services were $18.0 million, $21.9 million and $24.9 million for the years ended December 31, 2012, 2011 and 2010, respectively.

On December 31, 2009 the Company transferred assets to Sun Life Services, which resulted in a sale-leaseback transaction.  At the time of the transfer, the Company established a liability, which represented the cost of certain of the assets transferred, and had been amortizing the liability over the remaining useful life of the assets on a straight-line basis.  During December, 2012, the value of the assets transferred were written down to zero, and the remaining liability was amortized into income.  The write-off resulted in an increase to surplus of approximately $8.6 million, pre-tax, as the leased assets had been previously non-admitted.  The Company has no remaining future minimum lease payments related to these assets.  For the year ended December 31, 2011, the Company recorded non-admitted assets with a corresponding deposit liability of $11.4 million.

The Company is party to various related party administrative service agreements as described below.  Certain of these affiliated service agreements may be amended or terminated upon the close of the Sale Transaction, described in Note 1.

Pursuant to an administrative services agreement between the Company and Sun Life Services, Sun Life Services agrees to provide human resource services (e.g., recruiting and maintaining appropriately trained and qualified personnel and equipment necessary for the performance of actuarial, financial, legal, administrative, and other operational support functions) to the Company, and the Company agrees to reimburse Sun Life Services for the cost of such services plus an arms-length based profit margin to be agreed upon by the parties.  Total expenses under this agreement were $75.1 million, $91.1 million and $100.1 million for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company has an administrative services agreement with SLOC under which the Company provides various administrative services to SLOC upon request.  Pursuant to this agreement, the Company recorded reimbursements of $129.6 million, $99.3 million and $99.1 million for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company has an administrative services agreement with SLOC, which provides that SLOC will furnish, as requested, certain services and facilities on a cost-reimbursement basis.  Expenses under this agreement amounted to approximately $7.5 million, $12.6 million, and $11.5 million for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company has an administrative services agreement with Sun Life Information Services Canada, Inc. ("SLISC"), an affiliate, under which SLISC provides administrative and support services to the Company in connection with the Company’s insurance and annuity business.  Expenses under this agreement amounted to approximately $18.4 million, $19.3 million and $18.0 million for the years ended December 31, 2012, 2011 and 2010, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

2.   RELATED PARTY TRANSACTIONS (CONTINUED)

The Company has service agreements with Sun Life Information Services Ireland Limited ("SLISIL"), an affiliate, under which SLISIL provides various insurance related and information systems services to the Company.  Expenses under these agreements amounted to approximately $25.3 million, $22.6 million and $23.5 million for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company has an administrative services agreement with SLC-U.S. Ops Holdings, under which the Company provides administrative and investor services with respect to certain open-end management investment companies for which an affiliate, Massachusetts Financial Services Company (“MFS”), serves as the investment adviser, and which are offered to certain of the Company’s separate accounts established in connection with variable annuity contracts issued by the Company.  Amounts received under this agreement amounted to approximately $14.2 million, $12.7 million and $13.0 million for the years ended December 31, 2012, 2011 and 2010, respectively.

During 2012, 2011 and 2010, the Company paid $10.2 million, $35.9 million and $38.2 million, respectively, in commission fees to Sun Life Financial Distributors, Inc. (“SLFD”), an affiliated broker dealer.

The Company has an administrative services agreement with Sun Capital Advisers LLC (“SCA”), an affiliated investment adviser, under which the Company provides administrative services with respect to certain open-end investment management companies for which SCA serves as the investment adviser, and which are offered to certain of the Company's separate accounts established in connection with variable contracts issued by the Company. Amounts received under this agreement amounted to approximately $16.4 million, $16.6 million and $13.0 million for the years ended December 31, 2012, 2011 and 2010.  The Company paid $15.7 million, $17.9 million and $18.9 million in investment management fees to SCA under a separate investment services agreement for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company has a management services agreement with SLNY, whereby the Company furnishes certain investment, actuarial, and administrative services to SLNY on a cost reimbursement basis.  The Company received reimbursements related to this agreement of $30.0 million, $31.2 million and $30.9 million for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company leased office space to SLOC under lease agreements with terms expiring on December 31, 2014 and options to extend the terms for each of twelve successive five-year terms at fair market rental value, not to exceed 125% of the fixed rent for the term which is then ending.  Rent received by the Company under the leases amounted to approximately $12.6 million in 2012 and $12.1 million in 2011 and 2010. Rental income is reported as a component of net investment income.  This lease was revised on January 1, 2013.  Refer to Note 19.

During 2010, the Company sold mortgages to SLOC with a book value of $85.6 million and a fair value of $93.4 million and recognized a pre-tax gain of $7.8 million as a result.  During 2010, the Company also purchased $52.2 million of unrelated mortgage loans from SLOC at fair value.

The Company had $71.0 million and $54.0 million due from related parties at December 31, 2012 and 2011, respectively, and had $18.5 million and $27.9 million due to related parties, recorded as a component of Other liabilities, at December 31, 2012 and 2011, respectively, under the terms of various management and service contracts which provide for cash settlements on a quarterly or more frequent basis.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

2.   RELATED PARTY TRANSACTIONS (CONTINUED)

The Company, as successor to Keyport Life Insurance Company (“Keyport”), which merged with and into the Company at close of business on December 31, 2003, unconditionally guarantees the full and punctual payment when due of any obligations of its wholly-owned subsidiary, ILAC, arising out of or in connection with any insurance or annuity contract (“Contract”) issued by ILAC on or after June 25, 1998. The purpose of this guaranty is to enhance the financial strength of ILAC. The liability of the Company under the guaranty is unlimited to any specific sum and continues until terminated by mutual agreement of the parties. In the event of such termination, the Company will not be liable under the guarantee in connection with any Contract issued by ILAC after the termination date; however, the guarantee will continue in effect with respect to any obligations arising out of or in connection with any Contract issued after June 25, 1998 and before the termination date. The guaranty will not exceed contractual obligations to the policyholders of the contracts.  No contracts were issued by ILAC after June 25, 1998. At December 31, 2012 and 2011, there is no liability accrued under this guaranty.

The Company, as successor to Keyport, unconditionally guarantees the full and punctual payment when due of any obligations of Keyport Benefit Life Insurance Company (“KBL”) arising out of or in connection with any Contract issued by KBL on or after June 25, 1998 and before December 31, 2002, the date that KBL merged with and into the Company’s wholly-owned subsidiary, SLNY. The purpose of this guaranty was to enhance the financial strength of KBL. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the policyholders of the contracts. At December 31, 2012 and 2011, there is no liability accrued under this guaranty.

The Company guarantees on a subordinated basis all amounts payable by SLNY to holders of certain deferred combination fixed and variable annuity contracts (“MVA Contracts”) issued by SLNY which include the option to earn a guaranteed fixed return for specified periods (“Guarantee Period”). The Company unconditionally and irrevocably guarantees the full and punctual payment when due of all amounts payable by SLNY from a Guarantee Period to any holder. The guarantee is subject to no preconditions other than the failure by SLNY to pay when due any Guarantee Period interests. SLNY registered such Guarantee Period interests under the Securities Act of 1933 with the Securities and Exchange Commission (“SEC”). Under the SEC’s rules, implementation of the guarantee permitted SLNY to stop filing periodic reports with the SEC pursuant to the Securities Exchange Act of 1934, and the purpose of the guarantee was to achieve that result. The Company’s guarantee in this regard guarantees the payment of amounts payable by SLNY from a Guarantee Period but does not guarantee any other obligations of SLNY under the MVA Contracts. The obligations under the guarantee are unsecured obligations of the Company and subordinate in right of payment to the prior payment in full of all other obligations of the Company except for guarantees which by their terms are designated as ranking equally in right of payment with or subordinate to this guarantee. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the policyholders of the MVA Contracts. At December 31, 2012 and 2011, there is no liability accrued under this guaranty.

The Company guaranteed the full and timely payment of the obligations of SLFD, as tenant under a commercial office lease dated April 13, 2007.  Prior to December 31, 2011, SLFD provided written notice to the landlord of its intention to terminate the lease effective January 14, 2013 and paid $3.5 million in surrender considerations.  The maximum potential amount of future payments (undiscounted) that the guarantor could have been required to make under the guarantee was $0. This guarantee terminated with the termination of the office lease.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

2.   RELATED PARTY TRANSACTIONS (CONTINUED)

The Company recorded tax benefits from stock options of approximately $(0.2) million, $1.0 million and $0.6 million for the years ended December 31, 2012, 2011 and 2010, respectively. Employees of the Company’s affiliates are participants in a restricted share unit (“RSU”) plan with the Company’s indirect parent, SLF.

Under the RSU plan, participants are granted units that are equivalent to one common share of SLF stock and have a fair value of a common share of SLF stock on the date of grant.  RSUs earn dividend equivalents in the form of additional RSUs at the same rate as the dividends on common shares of SLF stock.  The redemption value, upon vesting, is the fair value of an equal number of common shares of SLF stock.  The Company incurred expenses of $7.8 million, $5.7 million and $9.6 million relating to RSUs for the years ended December 31, 2012, 2011 and 2010, respectively.

3.  DEBT SECURITIES

The statement value and fair value of the Company’s debt securities were as follows:

	December 31, 2012
(In Thousands)		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
	Value	Gains	Losses	Fair Value

Foreign Government	$3,211	$441	$-	$3,652
US State, Municipals and Political Subdivisions	1,058	22	(14)	1,066
US Treasury & Agency	1,099,088	2,974	(954)	1,101,108
Residential Mortgage Backed Securities	672,085	12,385	(25)	684,445
Commercial Mortgage Backed Securities	616,847	38,538	(7,109)	648,276
Corporate	4,504,111	350,525	(25,611)	4,829,025
Asset Backed Securities	411,799	53,507	(1,439)	463,867
Total	$7,308,199	$458,392	$(35,152)	$7,731,439

	December 31, 2011
(In Thousands)		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
	Value	Gains	Losses	Fair Value

Foreign Government	$3,183	$236	$-	$3,419
US State, Municipals and Political Subdivisions	816	56	-	872
US Treasury & Agency	503,412	5,187	-	508,599
Residential Mortgage Backed Securities	864,049	13,534	(113,865)	763,718
Commercial Mortgage Backed Securities	669,740	30,605	(85,563)	614,782
Corporate	4,911,942	252,596	(74,871)	5,089,667
Asset Backed Securities	502,084	52,826	(14,912)	539,998
Total	$7,455,226	$355,040	$(289,211)	$7,521,055

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

3.  DEBT SECURITIES (CONTINUED)

The statement value and estimated fair value by maturity periods for debt securities, other than ABS and MBS are shown below.  Actual maturities may differ from contractual maturities on ABS and MBS because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties; accordingly the contractual maturities for those securities are not shown.

	December 31, 2012
(In Thousands)	Statement	Estimated
	Value	Fair Value
Due in one year or less	$1,136,526	$1,144,560
Due after one year through five years	2,147,269	2,265,367
Due after five years through ten years	1,229,766	1,311,661
Due after ten years	1,093,907	1,213,263
Total before asset and mortgage-backed securities	5,607,468	5,934,851
Asset and mortgage-backed securities	1,700,731	1,796,588
Total	$7,308,199	$7,731,439

Proceeds from sales and maturities of investments in debt securities during 2012, 2011 and 2010, were $2.2 billion, $3.0 billion, and $2.9 billion, respectively; gross gains were $56.8 million, $98.5 million and $161.4 million; and gross losses were $31.0 million, $26.0 million and $40.6 million, respectively.

Debt securities included above with a statement value of approximately $4.2 million for each of the years ended December 31, 2012 and 2011, respectively, were on deposit with governmental authorities as required by law.

Investment grade debt securities were 93.6% and 89.0% of the Company’s total debt securities as of December 31, 2012 and 2011, respectively.

The fair values of publicly traded debt securities are determined using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models.  Prices are first sought from third party pricing services with the remaining unpriced securities priced using one of the other two methods.  For privately-placed fixed maturity securities, fair values are estimated using a fair value model which includes estimates that take into account credit spreads for a variety of public and private securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately-placed fixed maturity securities also are priced using market prices or broker quotes.

Estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates. Exposure to any single issuer is less than 10% of net admitted assets.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

3.  DEBT SECURITIES (CONTINUED)

Other-than-temporary-impairment

The Company recognizes and measures OTTI for ABS and MBS in accordance with SSAP No. 43R. In accordance with SSAP No. 43R, if the fair value of a structured security is less than its amortized cost basis at the balance sheet date, the Company assesses whether the impairment is an OTTI.  When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and the present value of its expected future cash flows discounted at the effective interest rate implicit in the security.

If the Company intends to sell the structured security, or it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred.  The amount of the OTTI recognized in earnings is the difference between the amortized cost basis and the fair value of the security.

If the Company does not intend to sell the structured security, or it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company performs cash flow based testing to determine if the present value of its expected future cash flows discounted at the effective interest rate implicit in the security is less than its amortized cost basis.

Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral.  Losses incurred on the respective portfolios are based on loss models using assumptions about key systematic risks such as unemployment rates and housing prices and loan specific information such as delinquency rates and loan-to-value ratios.

OTTI was recognized during 2012 on loan-backed or structured securities that the Company had intent to sell in conjunction with the Sale Transaction, as defined in Note 1.  Refer to details in Note 20.  The OTTI balances under SSAP No. 43R where the present value of expected cash flows are less than amortized cost as of December 31, 2012 and 2011 are also detailed in Note 20.

If the fair value of a debt security other than those subject to SSAP No. 43R, is less than its amortized cost basis at the balance sheet date, the Company assesses whether the impairment is an OTTI.  When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and its fair value.

If the Company intends to sell the debt security, or it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred.  If the Company does not intend to sell the debt security, or it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company employs a portfolio monitoring process to identify securities that are OTTI.  The Company has a Credit Committee comprised of investment and finance professionals which meets at least quarterly to review individual issues or issuers that may be of concern.  In determining whether a security is OTTI, the Credit Committee considers the factors described below.  The process involves a quarterly screening of all securities where fair value is less than the amortized cost basis.   Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be OTTI.  The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position and its near term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

3.  DEBT SECURITIES (CONTINUED)

In making these evaluations, the Credit Committee exercises considerable judgment.  Based on this evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List”- Management has concluded that the Company’s amortized cost will be recovered through timely collection of all contractually specified cash flows, but that changes in issuer-specific facts and circumstances require monitoring on a quarterly basis.  No OTTI charge is recorded in the Company’s statements of operations for unrealized loss on securities related to these issuers.

“Watch List”- Management has concluded that the Company’s amortized cost will be recovered through timely collection of all contractually specified cash flows, but that changes in issuer-specific facts and circumstances require continued monitoring during the quarter.  A security is moved from the Monitor List to the Watch List when changes in issuer-specific facts and circumstances increase the possibility that a security may become impaired within the next 24 months.  No OTTI charge is recorded in the Company’s statements of operations for unrealized loss on securities related to these issuers.

“Impaired List”- Management has concluded that the Company has the intent to sell the security, it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis, or the amortized cost basis of the security is not expected to be recovered due to expected delays or shortfalls in the contractually specified cash flows. For these investments, the amount of OTTI recognized in the Company’s statements of operations is the difference between the amortized cost basis of the security and its fair value or discounted cash flows.

Should it be determined that a security is other than temporarily impaired, the Company records a loss through an appropriate adjustment in carrying value.  For the year ended December 31, 2012, the Company incurred write-downs of debt securities, including those subject to SSAP No. 43R and those which the Company had the intent to sell in connection with the Sale Transaction, defined in Note 1, totaling $367.6 million.  Of this amount, $119.9 million was recorded related to sub-prime and Alternative-A (“Alt-A”) loans.  For the year ended December 31, 2011, the Company incurred write-downs on debt securities of $111.4 million in total, of which $17.7 million was related to sub-prime and Alt-A loans.  For the year ended December 31, 2010, the Company incurred write-downs of debt securities of $163.1 million in total, of which $11.3 million was recorded on sub prime and Alt-A loans.

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI.  These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater than expected liquidity needs.  All of these factors could impact management’s evaluation of securities for OTTI.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

3.  DEBT SECURITIES (CONTINUED)

The gross unrealized losses and fair value of investments, which have been deemed temporarily impaired, aggregated by investment category, number of securities and length of time that securities have been in an unrealized loss position at December 31, 2012 are as follows (in thousands except # of securities):

	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses

Asset Backed Securities	3	2,951	(36)	3	6,247	(1,403)	6	$9,198	$(1,439)

Commercial Mortgage Backed Securities	2	6,852	(63)	6	9,043	(7,046)	8	15,895	(7,109)

Corporate	52	220,145	(9,731)	18	116,941	(15,880)	70	337,086	(25,611)

Residential Mortgage Backed Securities	1	84	(1)	7	6,229	(24)	8	6,313	(25)

US State, Municipals and Political Subdivisions	1	234	(14)	-	-	-	1	234	(14)

US Treasury and Agency	3	208,831	(954)	-	-	-	3	208,831	(954)
Total	62	$439,097	$(10,799)	34	$138,460	$(24,353)	96	$577,557	$(35,152)

The gross unrealized losses and fair value of investments, which have been deemed temporarily impaired, aggregated by investment category, number of securities and length of time that securities have been in an unrealized loss position at December 31, 2011 are as follows (in thousands except # of securities):

	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses

Asset Backed Securities	12	$36,144	$(1,401)	11	$19,392	$(13,511)	23	$55,536	$(14,912)

Commercial Mortgage Backed Securities	36	91,193	(14,376)	84	212,669	(71,187)	120	303,862	(85,563)

Corporate	75	632,286	(43,159)	30	178,972	(31,712)	105	811,258	(74,871)

Residential Mortgage Backed Securities	15	37,937	(4,656)	214	436,452	(109,209)	229	474,389	(113,865)

Total	138	$797,560	$(63,592)	339	$847,485	$(225,619)	477	$1,645,045	$(289,211)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

3.  DEBT SECURITIES (CONTINUED)

As summarized in the table below, the Company had indirect exposure to residential sub-prime and Alt-A loans with book adjusted carrying values of $122.9 million and $81.9 million, respectively, as of December 31, 2012.  This represents approximately 2.0% of the Company’s total invested assets. Alt-A loans are generally residential loans made to borrowers with credit profiles that are stronger than sub-prime but weaker than prime. Of these investments 96.2 % were issued before 2007 and 65.0% have a NAIC 1 rating.

		Book/Adjusting
Type	Actual Cost	Carrying Value (excluding interest)	Fair Value
Sub-prime: Residential asset backed securities	$122,907	$122,873	$123,665
Alt-A loans: Residential asset backed securities	81,893	81,918	81,974
	$204,800	$204,791	$205,639

As summarized in the table below, the Company had indirect exposure to residential sub-prime and Alt-A loans with book adjusted carrying values of $153.4 million and $104.1 million, respectively, as of December 31, 2011.  This represents approximately 2.3% of the Company’s total invested assets. Alt-A loans are generally residential loans made to borrowers with credit profiles that are stronger than sub-prime but weaker than prime. Of these investments 96.1 % were issued before 2007 and 43.7% have a NAIC 1 rating.

		Book/Adjusting
Type	Actual Cost	Carrying Value	Fair Value
Sub-prime: Residential asset backed securities	$206,115	$153,352	$116,571
Alt-A loans: Residential asset backed securities	151,342	104,094	90,219
	$357,457	$257,446	$206,790

4.  MORTGAGE LOANS

The Company invests in commercial first mortgage loans throughout the United States.  Investments are diversified by property type and geographic area.  The Company monitors the condition of the mortgage loans in its portfolio.  In those cases where mortgages have been restructured, appropriate allowances for losses have been made.  In those cases where, in management’s judgment, the mortgage loans’ values are impaired, appropriate losses are recorded.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

4.   MORTGAGE LOANS (CONTINUED)

The following table shows the geographical distribution of the statement value of the mortgage loans portfolio for the years ended December 31:

(In Thousands)	2012	2011
Alabama	$10,539	$6,482
Alaska	5,286	5,450
Arizona	15,908	17,772
California	54,122	59,178
Colorado	11,412	15,948
District of Columbia	12,404	12,744
Florida	58,522	115,445
Georgia	22,376	28,733
Idaho	1,798	1,846
Illinois	35,002	34,499
Indiana	1,878	1,882
Iowa	64	127
Kansas	1,707	1,783
Kentucky	19,479	20,756
Louisiana	11,765	14,084
Maine	633	758
Maryland	12,476	14,060
Massachusetts	11,239	15,680
Michigan	8,610	12,900
Minnesota	12,529	13,345
Missouri	36,711	39,025
Mississippi	3,193	3,275
Montana	1,588	1,679
Nebraska	2,386	2,523
Nevada	7,779	8,370
New Jersey	16,040	19,240
New Mexico	8,045	8,377
New York	114,727	127,946
North Carolina	22,914	21,249
North Dakota	566	867
Ohio	42,028	53,223
Oklahoma	1,215	1,923
Oregon	17,966	18,661
Pennsylvania	39,167	44,068
Rhode Island	729	-
South Carolina	25,064	26,787
Tennessee	14,905	17,631
Texas	105,580	128,765
Utah	25,682	24,581
Virginia	3,721	6,302
Washington	20,793	27,447
West Virginia	3,867	4,060
Wisconsin	3,043	3,287
General allowance for loan loss	(10,846)	(15,278)
Total Mortgage Loans on Real Estate	$814,612	$967,480

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

4.  MORTGAGE LOANS (CONTINUED)

The Company had no outstanding mortgage loan commitments on real estate as of December 31, 2012 and 2011.

The Company originated ten commercial mortgage loans with a total cost of $14.1 million during the year ended December 31, 2012 with rates ranging from 3.9% to 7.5% and originated three commercial mortgage loans with a total cost of $10.4 million during the year ended December 31, 2011 with rates ranging from 4.5% to 5.4%.  During the years ended December 31, 2012 and 2011, the Company did not reduce interest rates on any outstanding mortgage loans.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the properties’ value at the time that the original loan is made.

A loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan.  The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral, if the loan is collateral dependent.  A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the loan collateral, less cost to sell, is less than the recorded amount of the loan.  The specific allowance for loan loss was $4.9 million and $19.2 million at December 31, 2012 and 2011, respectively.  A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions.  The general allowance for loan loss was $10.8 million and $15.3 million at December 31, 2012 and 2011, respectively.  While management believes that it uses the best information available to establish the allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them. At December 31, 2012, the Company individually and collectively evaluated loans with a gross carrying value of $830.3 million and $813.3 million, respectively.  At December 31, 2011, the Company individually and collectively evaluated loans with a gross carrying value of $1,002.0 million and $982.8 million, respectively.

All mortgages held at December 31, 2012 are in good standing.  Should the Company have any troubled debt, the Company may modify the terms of a loan by adjusting the interest rate, extending the maturity date or both.

Delinquency status is determined based upon the occurrence of a missed contract payment. There were no loans past due greater than 90 days at December 31, 2012 and 2011.

The Company accrues interest income on impaired loans to the extent it is deemed collectible.  Otherwise, receipts on non-performing loans are not recognized as interest income until the loan is no longer impaired, is sold or is otherwise made whole.  Any cash collected during the period where the loan is impaired is applied to lower its carrying value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

4.  MORTGAGE LOANS (CONTINUED)

Other information is as follows:

(In Thousands)	2012	2011	2010

As of year end, the Company held mortgages with interest more than 180 days past due with a recorded investment, excluding accrued interest	$-	$ -	$ -

Total interest due on mortgages with interest more than 180 days past due	-	-	-

Taxes, assessments and any amounts advanced and not included in the mortgage loan total	-	-	-

Current year impaired loans with a related allowance for credit losses	17,016	62,995	26,692
Related allowance for credit losses	4,855	19,220	9,195

Impaired mortgage loans without an allowance for credit losses	-	-	-

Average recorded investment in impaired loans	1,702	3,499	2,644

Interest income recognized during the period the loans were impaired	-	-	-

Amount of interest income recognized on a cash basis during the period the loans were impaired	-	-	-

Allowance for credit losses:
Balance at beginning of period	$34,498	$ 30,145	$ 32,197
Additions charged to operations	5,872	15,479	20,935
Direct write-downs charged against the allowances	(15,715)	(4,037)	(22,987)
Recoveries of amounts previously charged off	(8,954)	(7,089)	-
Balance at end of period	$15,701	$ 34,498	$ 30,145

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

4.  MORTGAGE LOANS (CONTINUED)

The credit quality indicator for the Company’s mortgage loans is an internal risk rated measure based on the borrowers’ ability to pay and the value of the underlying collateral.  The internal risk rating is related to an increasing likelihood of loss, with a low quality rating representing the category in which a loss is first expected.  The following table shows the recorded investment of the Company’s mortgage loans net of allowances for credit losses disaggregated by credit quality indicator as of December 31, 2012 and 2011:

(In Thousands)

Internal Risk Rating	2012	2011
AAA	$ -	$ 13,647
AA	25,920	11,298
A	10,478	-
BBB	199,344	149,068
BB and Lower	577,555	764,969
Impaired	17,016	62,996
Total	$830,313	$1,001,978

Total allowance for loan loss	(15,701)	(34,498)
Mortgage Loans on Real Estate	$814,612	$ 967,480

The following table provides an aging of past due commercial mortgage loans as of December 31, 2012 and 2011, based on the recorded investment net of allowances for credit losses.

(In Thousands)
	2012	2011
Current	$830,313	$997,429

30-59 Days Past Due	-	1,822
60-89 Days Past Due	-	2,727
Greater Than 90 Days - Accruing	-	-
Greater Than 90 Days - Not Accruing	-	-
Total Past Due	$ -	$ 4,549

Total allowance for loan loss	(15,701)	(34,498)
Total Mortgage Loans on Real Estate	$814,612	$967,480

5.  REAL ESTATE

The Company held four real estate properties for sale as of December 31, 2012.  One of the properties was originally acquired by foreclosure from the mortgage portfolio and the remaining three were acquired through purchase. The real estate held for sale includes $56.5 million of properties formerly occupied by the Company and $36.5 million formerly held for investment. These properties are being sold to a related party in connection with the Sale Transaction as described in Note 1 and are expected to be sold within the next annual statement period.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

5.  REAL ESTATE (CONTINUED)

The Company sold five properties during 2012 including four properties previously impaired that resulted in a total net realized gains of $3.4 million as compared to one property sold during 2011 for a net loss of $0.1 million.  These amounts are shown in the Company's Statement of Operations as part of net realized capital gains and losses.

The Company recognized four impairment losses on real estate as of December 31, 2012 as compared to no impairment losses recorded for 2011.  All four properties were real estate moved to held for sale during 2012 and were impaired for $1.5 million based on estimated fair value less costs to sell.  The properties were sold during the year for a total realized gain of $0.7 million.  The impairments are shown in the Company's Statement of Operations as part of net realized capital gains and losses.

6.  INVESTMENT GAINS AND LOSSES

Realized capital gains and losses on debt securities, preferred stock, mortgages and interest rate swaps which relate to changes in levels of interest rates are charged or credited to the IMR, net of tax, and amortized into income over the remaining contractual life of the security sold.  Realized gains and losses from the remaining investments are reported, net of tax, on the Statement of Operations, but are not included in the computation of net gain from operations.

Changes in unrealized gains and losses from investments are reported as a component of Capital Stock and Surplus, net of deferred income taxes.

	Years Ended December 31,
	2012	2011	2010
(In Thousands)
Realized gains (losses):
Debt securities	$(341,475)	$(38,604)	$(41,370)
Preferred stocks	71	(111)	(2,189)
Common stocks	917	67	5,647
Common stocks of affiliates	-	(9)	-
Mortgage loans	(25,080)	(7,140)	2,171
Real estate	1,924	(77)	-
Cash, cash equivalents and short-terms	(1)	15	(45)
Other invested assets	476	(223)	3,447
Derivative instruments	(38,009)	(48,513)	(242,488)
Subtotal	(401,177)	(94,595)	(274,827)
Capital gains tax benefit	(2,216)	(1,288)	-
Net realized losses	(398,961)	(93,307)	(274,827)
Gains/losses transferred to IMR (net of taxes)	(44,975)	(38,415)	41,650
Total	$(443,936)	$(131,722)	$(233,177)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

6.  INVESTMENT GAINS AND LOSSES (CONTINUED)

	Years Ended December 31,
	2012	2011	2010
(In Thousands)
Changes in net unrealized capital gains
(losses), net of deferred income tax:
Debt securities	$162,954	$19,089	$4,098
Common stocks	(25)	(166)	(2,698)
Common stocks of affiliates	46,080	12,375	66,483
Mortgage loans	12,218	(2,829)	1,334
Derivative instruments	(61,068)	205,495	127,814
Other invested assets	(1,596)	(3,953)	(5,497)
Total	$158,563	$230,011	$191,534

Deferred tax expense netted in unrealized capital gains (losses) above, except for common stock of affiliates and affiliated other invested assets, were $60.6 million, $117.2 million and $67.3 million at December 31, 2012, 2011 and 2010, respectively.

7.  NET INVESTMENT INCOME

Net investment income consisted of:

	Years Ended December 31,
(In Thousands)	2012	2011	2010

Debt securities (unaffiliated)	$357,153	$420,578	$515,133
Debt securities of affiliates	-	-	32
Preferred stocks	1,336	1,139	262
Mortgage loans	56,621	63,059	73,637
Real estate investment income	28,693	25,810	25,703
Contract loans	24,446	31,580	43,962
Cash, cash equivalents and short-terms	510	819	2,031
Derivative instruments	(394,532)	131,554	(270,173)
Other invested assets	5,660	8,818	6,334
Other investment income	554	3,446	3,490
Gross investment income	80,441	686,803	400,411

Interest expense on surplus notes	42,752	42,583	42,583
Investment expenses and other interest expense on
borrowed money	37,076	38,863	38,353
Net investment income	$613	$605,357	$319,475

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

7.  NET INVESTMENT INCOME (CONTINUED)

The Company’s policy is to exclude all investment income due and accrued with amounts that are over 90 days past due or where the collection of interest is uncertain.  The total amount of investment income due and accrued excluded from surplus for the year ended December 31, 2012 and 2011 was $0.2 million and $0.1 million, respectively.  The investment income due and accrued excluded from interest income for the year ended December 31, 2010 was $0.2 million.

8.  DERIVATIVES

The Company uses derivatives for hedging or replication purposes only.  Interest rate swaps are mainly employed for duration matching purposes.  Combination swaps comprised of currency and equity returns in combination with interest rate swaps, are used to hedge the Company’s European Medium Term Note program.  Beginning in the second quarter of 2005 and continuing into 2006, the Company marketed guaranteed investment contracts (“GICS”) to unrelated third parties and entered into Funding Agreements and interest rate swaps as part of this guaranteed investment program.  The interest rate swaps allow the Company to lock U.S. dollar fixed rate payments for the life of the contracts.  Effective October 1, 2008, the Company designated existing interest rate swaps as a cash flow hedge of variable cash payments to be made under the respective funding agreements. To qualify for hedge accounting treatment, the swap must be highly effective in mitigating the designated risk of the hedged item.  Effectiveness of the hedge is formally assessed and documented at the inception of each hedging relationship and quarterly throughout the life of the hedging relationship.  Options are used to hedge equity exposure embedded in contracts issued by the Company and to hedge equity exposure embedded in fixed and variable annuity products.  Futures are used to hedge equity exposure included in the equity indexed annuities, as well as the guaranteed minimum death and living benefit features of the Company’s variable annuities. Currency forwards and swaps are used to hedge changes in foreign currency exchange rates.

Interest rate swaps and combination swaps entered into prior to January 1, 2003, the effective date of SSAP No. 86, Accounting for Derivative Instruments and Hedging Activities, Income Generation and Replication (Synthetic Asset) Transactions (“SSAP No. 86”) are carried at zero value or cumulative foreign currency gains, respectively.  Swaps entered into January 1, 2003 and after as well as options, swaptions, and currency swaps are reported at fair value with the unrealized gain or loss reported as an adjustment to surplus.  All futures are marked to market and settled on a daily basis with the gain or loss reported as a component of investment income.  Credit valuation adjustments (“CVAs”) are necessary to properly reflect the component of fair value of derivative instruments that arises from default risk.  CVAs are based on a methodology that uses credit default swap (“CDS”) spreads as a key input in determining an implied level of expected loss over the total life of the derivative contact. Where no observable CDS spreads are available, the counterparty or Company credit spreads derived from bond yields are used instead.  CVAs are intended to achieve a fair value of the underlying contracts and are normally based on publicly available information. The CVAs also take into account contractual factors designed to reduce the Company’s credit exposure to each counterparty, such as collateral and legal rights of offset.

CVAs are not recorded for interest rate swaps used as cash flow hedges, when proven highly effective. The Company accounts for its interest rate swaps, used as cash flow hedges, in accordance with the guidance in SSAP No. 86. In accordance with SSAP No. 86, derivatives that qualify for hedge accounting are recognized in a manner consistent with the hedged item.  The interest rate swaps employed by the Company have been designated as cash flow hedges of

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

8.  DERIVATIVES (CONTINUED)

specific funding agreements, and accordingly if proven highly effective, the swap will be reported at amortized cost, consistent with the hedged funding agreement. At initial designation, the fair values of the swaps were recorded into surplus with subsequent amortization into income through the maturity date of the funding agreements. In the event that a swap is not proven highly effective, it will be recorded at fair value with unrealized gains/losses recorded to surplus. At December 31, 2012 and 2011, all hedges were highly effective.

Market risk is the risk of loss due to market price changes of the derivative instrument or underlying security or index.  To mitigate this risk the Company matches the market sensitivity of the hedge with the market sensitivity of the underling asset or liability being hedged.

Credit risk is the counterparty credit risk or risk of loss as a result of default or a decline in market value stemming from a credit downgrade of the counterparty to the derivative transaction.  The Company minimizes this risk by entering into derivatives only with counterparties that meet certain criteria, by utilizing standardized agreements, and by limiting counterparty concentrations.

All derivative transactions are covered under standardized contractual agreements with counterparties all of which include credit-related contingent features.  Certain counterparty relationships also may include supplementary agreements with such tailored terms as additional triggers for early terminations, acceptable practices related to cross-transaction netting and minimum thresholds for determining collateral.

Credit-related triggers include failure to pay or deliver on an obligation past certain grace periods, bankruptcy or the downgrade of credit ratings to below a stipulated level.  These triggers apply to both the Company and its counterparty.

At December 31, 2012 and 2011, the Company pledged $185.2 million and $276.6 million, respectively, in U.S. Treasury securities as collateral to counterparties.  At December 31, 2012 and 2011, counterparties pledged to the Company $175.2 million and $240.2 million, respectively, in collateral comprised of cash and U.S. Treasury securities.

Derivatives entered into prior to January 1, 2003 are carried in accordance with SSAP No. 31, Derivatives.  There were no outstanding notional or principal amounts at December 31, 2012 for derivatives entered into prior to January 1, 2003.  Derivatives entered into subsequent to January 1, 2003 are carried in accordance with SSAP No. 86.  The Company’s underlying notional or principal amounts associated with open derivatives positions were as follows:

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

8.  DERIVATIVES (CONTINUED)

	Outstanding at
	December 31, 2012
	(per SSAP No. 86)

(In Thousands)	Notional	Fair Value/
	Principal	Statement	Amortized	Unrealized
	Amounts	Value	Cost	Gain (Loss)

Non-hedging interest rate swaps	$ 5,618,430	$148,367	$ -	$148,367
Hedging interest rate swaps	900,000	(33,863)	(7,065)	(26,798)
Currency swaps	67,500	(9,149)	-	(9,149)
Payor swaptions	3,115,000	12,994	14,037	(1,043)
Equity index options	861,101	35,432	57,766	(22,334)
Total	$10,562,031	$153,781	$64,738	$ 89,043

	Outstanding at
	December 31, 2011
	(per SSAP No. 86)

(In Thousands)	Notional	Fair Value/
	Principal	Statement	Amortized	Unrealized
	Amounts	Value	Cost	Gain (Loss)

Non-hedging interest rate swaps	$4,244,007	$251,816	$ -	$251,816
Hedging interest rate swaps	900,000	(68,562)	(16,284)	(52,278)
Currency swaps	47,500	(3,357)	-	(3,357)
Payor swaptions	-	-	-	-
Equity index options	1,949,878	46,945	92,327	(45,382)
Total	$7,141,385	$226,842	$76,043	$150,799

At December 31, 2012 and 2011, open futures contracts had a notional value of $5,223.7 million and $4,747.8 million and a fair value of $(50.2) million and $3.9 million, respectively. This amount does not include the component of variation margin that has already been cash settled.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

9.  REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders.  The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement.  To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk.  Management believes that any liability arising from this contingency is unlikely.

The Company manages a closed block of SPWL insurance policies, a retirement-oriented tax-advantaged life insurance product.  The Company discontinued sales of SPWLs in response to certain tax law changes in the 1980s.  The Company had SPWL policyholder balances of $1.4 billion and $1.3 billion as of December 31, 2012 and 2011, respectively.  On December 31, 2003, this entire block of business was reinsured on a funds withheld basis with SLOC, an affiliated company.  As discussed in Note 2, in connection with the Sale Transaction, the Board of Directors approved the recapture of 100% of the risks pursuant to this agreement.  The recapture occurred during the first quarter of 2013.  See Note 19.

The Company  has a reinsurance agreement with BarbCo 3, an affiliate, to cede all of the risks associated with certain in-force corporate and bank-owned variable universal life and private placement variable universal life policies on a combination coinsurance, coinsurance with funds-withheld and a modified coinsurance basis.  This agreement also provided for the ceding of new business written after the effective date.

Effective January 1, 2010, the Company and BarbCo 3 amended the agreement to include coverage of certain corporate and bank-owned variable universal life and private placement variable universal life insurance cases sold between December 31, 2009 and March 31, 2010, inclusive.  Reinsurance coverage continued for all cases sold prior to April 1, 2010.  However, cases sold on or after April 1, 2010 have not been reinsured.  This amendment also enabled the Company to discontinue reinsuring a portion of the covered business that was previously reinsured on a modified coinsurance basis, effective April 1, 2010.  The discontinuance of the business reinsured on a modified coinsurance basis did not have a material impact on the Company’s financial statements.

The Company has agreements with SLOC and several unrelated companies, which provide for reinsurance of portions of the net-amount-at-risk under certain individual variable universal life, individual universal life, individual private placement variable universal life, BOLI and COLI policies.  These amounts are reinsured on either a monthly renewable, yearly renewable term basis or modified coinsurance basis.

The Company has agreements with unrelated companies that provide for reinsurance of guaranteed minimum death benefits under certain variable annuity contracts.  These amounts are reinsured on a monthly renewable term basis.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

9.  REINSURANCE (CONTINUED)

The effects of reinsurance were as follows:

Years Ended December 31,
(In Thousands)	2012	2011	2010
Premiums and annuity considerations:
Direct	$453,109	$3,349,441	$3,595,173
Ceded - Affiliated	(24,101)	(98,654)	(104,781)
Ceded - Non-Affiliated	(13,093)	(20,568)	(23,702)
Net premiums and annuity considerations	$415,915	$3,230,219	$3,466,690

Insurance and other individual policy benefits and claims:
Direct	$968,595	$957,552	$627,871
Assumed - Non-Affiliated	5,503	6,679	10,214
Ceded - Affiliated	(145,408)	(147,092)	(154,212)
Ceded - Non-Affiliated	(24,739)	(9,442)	(19,176)
Net policy benefits and claims	$803,951	$807,697	$464,697

The following schedule reflects related party reinsurance information recorded in the Statement of Operations for the years ended December 31, 2012, 2011 and 2010:

	December 31, 2012
(In Thousands)	Assumed	Ceded

Premiums and annuity considerations	-	(24,101)
Commission and expense allowance ceded	-	(1,101)
Policy benefits and changes in reserves	-	(7,950)
Commission and expense allowance assumed	-	-

	December 31, 2011
(In Thousands)	Assumed	Ceded

Premiums and annuity considerations	-	(98,654)
Commission and expense allowance ceded	-	287
Policy benefits and changes in reserves	-	(143,732)
Commission and expense allowance assumed	-	-

	December 31, 2010
(In Thousands)	Assumed	Ceded

Premiums and annuity considerations	-	(104,781)
Commission and expense allowance ceded	-	5,819
Policy benefits and changes in reserves	-	(121,278)
Commission and expense allowance assumed	-	-

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

10.  RESERVES FOR LIFE CONTRACTS AND DEPOSIT TYPE CONTRACTS

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates and methodologies) which produce reserves at least as great as those required by law and contract provisions.

Deduction of deferred fractional premiums upon death of the insured and return of any portion of the final premium for the period beyond the date of death are not applicable to the business of the Company.  Surrender values are not promised in excess of reserves legally computed.

For policies with annual extra premiums, additional reserves are held equal to one-half the extra premium.  Extra premiums on single premium policies are amortized over ten years.  Policies issued with premiums corresponding to ages higher than the true ages are valued at the rated-up ages.  Policies issued subject to a lien are valued as if the full amount were payable without any deduction. For interest sensitive policies, substandard is reflected in the cost of insurance charges.

As of December 31, 2012 and 2011, the Company had $18.7 million and $23.5 million, respectively, of insurance in force (direct and assumed), for which gross premiums were less than the net premiums according to the standard of valuation required by the State of Delaware.  Reserves (direct and assumed) to cover the above insurance as of December 31, 2012 and 2011 totaled $3.2 million and $3.8 million, respectively.

The Tabular Interest has been determined by formula as described in the NAIC instructions, except for some business which is determined from basic policy data for reserving. The Tabular less Actual Reserve Released has been determined by formula as described in the NAIC instructions. The Tabular Cost has been determined by formula as described in the NAIC instructions, except for universal life products which use cost of insurance and some business which uses basic policy data for reserving. The Tabular Interest on funds not involving life contingencies was determined from the interest credited to the deposits, except for certain guaranteed interest contracts which are determined by formula as described in the instructions. Other than normal updates of reserves, the only significant reserve changes as of December 31, 2012 and 2011 were the changes in additional reserves held due to asset adequacy analysis testing. Direct asset adequacy reserves were $236.4 million and $174.4 million at December 31, 2012 and 2011, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

11.  WITHDRAWAL CHARACTERISTICS OF ANNUITY RESERVES AND DEPOSIT LIABILITIES

The withdrawal characteristics of general account and separate account annuity reserves and deposits are as follows:

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2012	% of Total
Subject to discretionary withdrawal:

With fair value adjustment	$ -	$1,644,686	$ -	$1,644,686	6%
At book value less current surrender charge of 5% or more	2,204,320	-	-	2,204,320	9%
At fair value	-	-	18,324,602	18,324,602	70%
Total with adjustment or at fair value	$2,204,320	$1,644,686	$18,324,602	$22,173,608	85%
At book value without adjustment
(minimal or no charge or adjustment)	$2,099,491	$ -	$ -	$ 2,099,491	8%

Not subject to discretionary withdrawal	1,786,178	-	27,031	1,813,209	7%
Total (Gross: Direct +Assumed)	6,089,989	1,644,686	18,351,633	26,086,308	100%
Reinsurance ceded	32,494	-	-	32,494
Total (net)	$6,057,495	$1,644,686	$18,351,633	$26,053,814

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2011	% of Total
Subject to discretionary withdrawal:

With fair value adjustment	$ -	$2,290,921	$ -	$ 2,290,921	8%
At book value less current surrender charge of 5% or more	2,716,685	-	-	2,716,685	10%
At fair value	-	-	18,091,642	18,091,642	67%
Total with adjustment or at fair value	$2,716,685	$2,290,921	$18,091,642	$23,099,248	85%
At book value without adjustment
(minimal or no charge or adjustment)	$2,080,394	$ -	$ -	$ 2,080,394	8%

Not subject to discretionary withdrawal	1,823,304	-	24,856	1,848,160	7%
Total (Gross: Direct +Assumed)	6,620,383	2,290,921	18,116,498	27,027,802	100%
Reinsurance ceded	31,703	-	-	31,703
Total (net)	$6,588,680	$2,290,921	$18,116,498	$26,996,099

12.  SEPARATE ACCOUNTS

The Company has established unitized separate accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in variable separate accounts include individual and group life and annuity contracts. The assets of this account are carried at fair value and the investment risk of such securities is retained by the contractholder. These variable products provide minimum death benefits and in certain annuity contracts minimum accumulation or withdrawal benefits.  The minimum guaranteed benefit reserves associated with the unitized separate account are reported in Aggregate reserves for life contracts in the Company’s statements of Admitted assets, Liabilities, Capital stock and Surplus.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

12.  SEPARATE ACCOUNTS (CONTINUED)

The Company has also established non-unitized separate accounts for certain MVA fixed annuities, including those for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts.  The assets of the variable deferred annuity account are carried at fair value. The assets of the fixed deferred annuity account are carried on a general account basis.

The Company earns separate account fees for providing administrative services and bearing the mortality risks related to these variable contracts. Investment income and changes in mutual fund asset values on variable separate accounts are allocated to policyholders and therefore are not reflected in the Statements of Operations of the general account.

For the current reporting year, the Company summarized the reported assets and liabilities from these product lines/transactions into a separate account as follows:

•	Sun Life (U.S.) Variable Life
•	Sun Life (U.S.) Variable Annuity
•	Sun Life (U.S.) Market Value Adjusted Annuity

A majority of the variable separate account assets are legally insulated from the general account whereas the MVA assets are not legally insulated from the general account. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.  In accordance with the domiciliary state procedures for approving items within the separate account, the separate account classification of legally insulated, vs. not legally insulated, is supported by section 2932 of the Delaware Insurance Code.

The Company maintained separate account assets totaling $31,948.7 million and $31,623.6 million as of December 31, 2012 and 2011, respectively. As of December 31, 2012 and 2011 the Company’s separate account statement included legally insulated assets of $30,012.1 million and $29,068.9 million respectively.

The assets legally insulated and non-legally insulated from the general account as of December 31, 2012 are attributed to the following products/transactions:

Product / Transactions	Legally Insulated Assets	Non- Legally Insulated Assets

(In millions)
Sun Life (U.S.) Variable Life	$11,069.3	$ -
Sun Life (U.S.) Variable Annuity	18,942.8	-
Sun Life (U.S.) Market Value Adjusted Annuity	-	1,936.6
Total	$30,012.1	$1,936.6

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

12.  SEPARATE ACCOUNTS (CONTINUED)

Separate account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the fair value of the related assets less applicable surrender charges.  The resulting surplus is recorded in the general account Statement of Operations as a component of Net Transfers from Separate Accounts.  The variable separate accounts are non-guaranteed separate accounts, wherein the policyholder assumes substantially all the investment risks and rewards, and MVA separate accounts are guaranteed separate accounts, wherein the Company contractually guarantees either a minimum return or account value to the policyholder. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

The Company had $25,687.6 million and $25,331.3 million of non-guaranteed separate account reserves and $1,644.7 million and $2,290.9 million of guaranteed separate account reserves as of December 31, 2012 and 2011, respectively.

As of December 31, 2012 and 2011, the general account of the Company had a maximum guarantee for separate account liabilities of $22,695.0 million and $25,025.7 million, respectively.

To compensate the general account for the risk taken, the separate account paid risk charges of $191.1 million, $182.3 million and $241.5 million during the years ended December 31, 2012, 2011 and 2010, respectively.

For the years ended December 31, 2012, 2011 and 2010, the general account of the Company paid $110.1 million, $88.4 million and $123.7 million towards separate account guarantees, respectively.

The Company does not engage in securities lending transactions within the separate account.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

12.  SEPARATE ACCOUNTS (CONTINUED)

An analysis of the separate account reserves as of December 31, 2012 is as follows:

(In Thousands)	Nonindexed
	Guarantee	Nonguaranteed
	Less than/	Separate
	equal to 4%	Accounts	Total

Premiums, considerations
or deposits for year ended
12/31/2012	$(164,491)	$635,210	$470,719

Reserves at 12/31/2012

For accounts with assets at:
Fair Value	350,650	25,687,602	26,038,252
Amortized Cost	1,294,036	-	1,294,036
Total Reserves	$1,644,686	$25,687,602	$27,332,288

By withdrawal characteristics:
With FV adjustment	$1,644,686	$ -	$1,644,686
At fair value	-	25,660,571	25,660,571
Subtotal	1,644,686	25,660,571	27,305,257
Not subject to discretionary
withdrawal	-	27,031	27,031
Total	$1,644,686	$25,687,602	$27,332,288

Below is the reconciliation of Net Transfers to Separate Accounts:

	Years Ended December 31,
(In Thousands)	2012	2011	2010

Transfers to Separate Accounts	$470,719	$2,734,402	$3,133,485
Transfers from Separate Accounts	(2,685,911)	(2,271,063)	(2,068,907)
Net Transfers to Separate Accounts on the Statement of Operations	$(2,215,192)	$463,339	$1,064,578

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

13.  FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  In determining fair value, the Company uses various methods including market, income and cost approaches.  The Company utilizes valuation techniques that maximize the use of observable inputs and minimizes the use of unobservable inputs.

The Company has categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value in the Company’s balance sheet are categorized as follows:

Level 1

•	Unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuations include U.S. Treasury and agency securities, investments in publicly-traded mutual funds with quoted market prices and exchange traded derivatives.

Level 2

•	Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

Quoted prices for similar assets or liabilities in active markets,

Quoted prices for identical or similar assets or liabilities in non-active markets,

Inputs other than quoted market prices that are observable, and

Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. Government securities not backed by the full faith and credit of the government, municipal bonds, structured notes and certain ABS including collateralized debt obligations, RMBS, CMBS, certain corporate debt, certain private equity investments and certain derivatives.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

13.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Level 3

Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's opinions regarding the assumptions a market participant would use in pricing the asset or liability.  Generally, the types of assets and liabilities utilizing Level 3 valuations are certain ABS, RMBS, and CMBS, certain corporate debt, certain private equity investments, certain mutual fund holdings and certain derivatives.

There have been no significant changes made in valuation techniques during 2012 or 2011.

The Company’s assets and liabilities by classification measured at fair value as of December 31, 2012 are as follows:

(In Thousands)
Description for each class of asset or liability	Level 1	Level 2	Level 3	Total
Assets at fair value:
Preferred stock - Unaffiliated (a)
Industrial and Misc	$ -	$ -	$ -	$ -
Common stock - Unaffiliated (b)
Industrial and miscellaneous	-	-	-	-
Debt securities - Unaffiliated (c)
Asset-backed securities	-	-	19,405	19,405
Residential mortgage-backed securities	-	37,869	6,486	44,355
Commercial mortgage-backed securities	-	13,718	-	13,718
Industrial and miscellaneous	-	-	-	-
Derivative Assets (e)				-
Interest Rate contracts	8	269,898	-	269,906
Equity contracts	36,780	4,563	-	41,343
FX contracts	839	337	-	1,176
Separate Accounts assets (d)	21,405,998	6,476,234	508,231	28,390,463
Total assets at fair value	$21,443,625	$6,802,619	$534,122	$28,780,366

Liabilities at fair value:
Separate Accounts (d)	$ -	$ (58,247)	$ -	$ (58,247)
Derivative Liabilities (e)
Interest Rate contracts	(3,353)	(108,873)	-	(112,226)
Equity Contracts	(51,763)	-	-	(51,763)
FX contracts	(1,849)	(9,149)	-	(10,998)
Total liabilities at fair value	$ (56,965)	$ (176,269)	$ -	$ (233,234)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

13.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The Company’s assets and liabilities by classification measured at fair value as of December 31, 2011 are as follows:

(In Thousands)
Description for each class of asset or liability	Level 1	Level 2	Level 3	Total
Assets at fair value:
Preferred stock - Unaffiliated (a)
Industrial and Misc	$ -	$ -	$ -	$ -
Common stock - Unaffiliated (b)
Industrial and miscellaneous	458	-	3,824	4,282
Debt securities - Unaffiliated (c)
Asset-backed securities	-	-	23,157	23,157
Residential mortgage-backed securities	-	110,080	29,857	139,937
Commercial mortgage-backed securities	-	43,857	-	43,857
Industrial and miscellaneous	-	7,343	-	7,343
Derivative Assets (e)
Interest Rate contracts	4,044	356,028	-	360,072
Equity contracts	32,585	17,252	5,193	55,030
FX contracts	-	577	-	577
Separate Accounts assets (d)	21,314,394	5,662,018	518,053	27,494,465
Total assets at fair value	$21,351,481	$6,197,155	$580,084	$28,128,720

Liabilities at fair value:
Separate Accounts (d)	$ -	$ (84,434)	$ -	$ (84,434)
Derivative Liabilities (e)				-
Interest Rate contracts	-	(104,724)	-	(104,724)
Equity Contracts	(4,686)	-	-	(4,686)
FX contracts	(3,524)	(3,422)	-	(6,946)
Total liabilities at fair value	$ (8,210)	$ (192,580)	$ -	$ (200,790)

(a) Preferred stocks with NAIC designations between 4 and 6 are carried at the lower of amortized cost or fair value.  Where fair value is less than amortized cost, amounts are included in the table above.

(b) Common stocks are carried at fair value.

(c) Debt securities with NAIC designations of 6 are carried at the lower of amortized cost or fair value.  Where fair value is less than amortized cost, amounts are included in the table above.

(d) Separate Account assets include invested assets carried at fair value, but exclude debt securities and preferred stocks where market risk is guaranteed by the Company and assets carried at amortized cost based on the respective NAIC rating, as explained above, as well as $2,186.6 million and $2,365.8 million of investment income and receivables due at December 31, 2012 and 2011, respectively, which are included in the Separate Account assets on the Statement of Admitted Assets, Liabilities, Capital Stock and Surplus. Separate Account liabilities include derivative liabilities carried at fair value.

(e) The derivatives included in the leveling descriptions are carried at fair value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

13.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

None of the Company's assets measured at fair value transferred between levels 1 and 2 during the years ended December 31, 2012 and December 31, 2011.

The following table is a reconciliation of the beginning and ending balances for assets and liabilities which are categorized as Level 3 for the twelve-month period ended December 31, 2012:

(In Thousands)	Beginning Balance at 01/01/2012	Transfers Into Level 3	Transfers Out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2012
Assets:
Common stock	$3,824	$ -	$ -	$ 670	$ 16	$ -	$ -	$(4,510)	$ -	$ -
Debt securities - Unaffiliated
Asset-backed securities	23,157	16	(8,425)	(1,220)	7,018	-	-	(618)	(523)	19,405
Residential mortgage-backed securities	29,857	4,381	(27,719)	(4,885)	5,671	-	-	-	(819)	6,486
Industrial and miscellaneous	-	-	-	-	-	-	-	-	-	-
Derivative Assets	5,193	-	-	-	-	-	-	-	(5,193)	-
Separate Accounts assets	518,053	31,673	(4,931)	585	8,078	266,219	11,512	(266,621)	(56,337)	508,231
Total Assets	$580,084	$36,070	$(41,075)	$(4,850)	$20,783	$266,219	$11,512	$(271,749)	$(62,872)	$534,122

The following table is a reconciliation of the beginning and ending balances for assets and liabilities which are categorized as Level 3 for the twelve-month period ended December 31, 2011:

(In Thousands)	Beginning Balance at 01/01/2011	Transfers Into Level 3	Transfers Out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2011
Assets:
Common stock	$ -	$ -	$ -	$ 84	$ 17	$ 3,723	$ -	$ -	$ -	$ 3,824
Debt securities - Unaffiliated
Asset-backed securities	23,943	27,729	(11,523)	(17,912)	1,838	-	-	-	(918)	23,157
Residential mortgage-backed securities	4,251	48,889	(6,692)	(11,232)	1,551	-	-	-	(6,910)	29,857
Industrial and miscellaneous	1	-	(1)	-	-	-	-	-	-	-
Derivative Assets	13,785	-	-	-	-	-	-	-	(8,592)	5,193
Separate Accounts assets	553,319	11,345	(49,035)	(2,145)	8,306	694,866	-	(623,201)	(75,402)	518,053
Total Assets	$595,299	$87,963	$(67,251)	$(31,205)	$11,712	$698,589	$ -	$(623,201)	$(91,822)	$580,084

The Company transfers assets into or out of Level 3 at the fair value as of the beginning of the reporting period.  Transfers made were the result of changes in the level of observability of inputs used to price the assets as well as changes in NAIC ratings.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

13.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments for the twelve-month period ended December 31, 2012:

All Financial Instruments:
(In Thousands)

	Aggregate	Admitted				Not Practicable
Type of Financial Instrument	Fair Value	Assets	Level 1	Level 2	Level 3	(Carrying Value)

Cash, cash equivalents and
short-term investments	$ 341,431	$ 341,431	$ 341,431	$ -	$ -	$ -
Debt securities	7,731,439	7,308,199	1,101,108	6,326,443	303,888	-
Preferred stocks	22,833	23,000	-	21,677	1,156	-
Mortgages	870,010	814,612	-	-	870,010	-
Derivatives – options and swaptions	48,426	48,426	30,869	17,557	-	-
Derivatives – swaps and forwards	257,241	257,241	-	257,241	-	-
Derivatives- futures	6,758	6,758	6,758	-	-	-
Contract loans	610,742	564,071	-	-	610,742	-
Other invested assets	33,668	30,569	-	20,542	13,126	-
Separate account assets	29,859,238	29,761,545	21,456,900	7,711,370	690,968	-

Contractholder deposit funds and other policyholder liabilities	(1,088,797)	(1,128,331)	-	-	(1,088,797)	-
Long-term debt to affiliates	(100,000)	(100,000)	-	-	(100,000)	-
Derivatives – swaps and forwards	(151,886)	(125,088)	-	(151,886)	-	-
Derivatives- Futures	(56,965)	(56,965)	(56,965)	-	-	-
Separate account liabilities	(91,958)	(91,958)	-	(58,247)	(33,711)	-

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments for the twelve-month period ended December 31, 2011:

(In Thousands)
	Aggregate	Admitted				Not Practicable
Type of Financial Instrument	Fair Value	Assets	Level 1	Level 2	Level 3	(Carrying Value)

Cash, cash equivalents and
short-term investments	$ 747,160	$ 747,160	$ 747,160	$ -	$ -	$ -
Debt securities	7,521,055	7,455,226	508,599	6,682,204	330,252	-
Preferred stocks	19,106	23,330	-	17,936	1,170	-
Common stocks	4,283	4,283	459	-	3,824	-
Mortgages	1,061,235	967,480	-	-	1,061,235	-
Derivatives – options and swaptions	46,945	46,945	24,499	17,253	5,193	-
Derivatives – swaps and forwards	356,604	356,604	-	356,604	-	-
Derivatives- futures	12,130	12,130	12,130	-	-	-
Contract loans	629,185	582,575	-	-	629,185	-
Other invested assets	35,885	34,040	-	19,418	16,467	-
Separate account assets	29,342,707	29,249,073	21,326,429	7,307,369	708,909	-

Contractholder deposit funds and other policyholder liabilities	(1,088,697)	(1,159,839)	-	-	(1,088,697)	-
Long-term debt to affiliates	(683,503)	(683,000)	-	-	(683,503)	-
Derivatives – swaps and forwards	(176,707)	(124,429)	-	(176,707)	-	-
Derivatives- Futures	(8,210)	(8,210)	(8,210)	-	-	-
Separate account liabilities	(121,538)	(121,538)	-	(84,434)	(37,104)	-

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

13.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments are summarized below:

Cash, cash equivalents and short-term investments - The carrying value for cash, cash equivalents and short-term investments approximates fair value due to the short-term nature and liquidity of the balances.

Debt securities - The Company determines the fair value of its publicly-traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models.  Prices are first sought from third-party pricing services with the remaining unpriced securities priced using one of the other two methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.  The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.

In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are estimated using models which take into account credit spreads for a variety of public and private securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately-placed fixed maturity securities also are priced using market prices or broker quotes.

The Company’s ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively traded market.  Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any) and other factors may not reflect those of an active market.

Common and Preferred Stocks - The fair value of the Company’s equity securities not accounted for under the equity method is first based on quoted market prices.  Similar to fixed maturity securities, the Company uses pricing services and broker quotes to price the equity securities for which the quoted market price is not available.

Mortgage loans - The fair values of mortgage loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

13.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Derivatives - The fair values of swaps are based on current settlement values, dealer quotes and market prices.  Fair values for options and futures are also based on dealer quotes and market prices.

Contract loans - The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Other invested assets - Other invested assets (excluding investments accounted for under the equity method) include low income housing tax credits (“LIHTC”), surplus debentures, and equipment leases.  The fair value of LIHTCs and equipment leases approximate their carrying values. The fair values of surplus debentures are based upon the same methods used for other private placements as described above.

Separate accounts – The estimated fair values of assets and liabilities are valued with the same methodology described above.  The difference between Separate Account assets and liabilities reflected above and the total recognized in the statements of admitted assets, liabilities and capital and surplus represents amounts that are considered non-financial instruments.

Liabilities for deposit type contracts - The fair values of the Company’s general account insurance reserves and liabilities under investment-type contracts (insurance and annuity contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values.  Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated fair value.

Long-term debt to affiliates - The fair value of long-term debt to affiliates is based on future cash flows discounted at the stated interest rate, considering all appropriate terms of the related agreements.  Due to certain provisions included in such agreements, whereby the issuer of the notes has the ability to call each note at par with appropriate approvals, the fair value is equal to par value.  Long-term debt to affiliates includes borrowed money and surplus funds.

14.  STATUTORY INVESTMENT VALUATION RESERVES

The AVR provides a reserve for losses from investments in debt securities, preferred stocks, mortgage loans, real estate and other invested assets with related increases or decreases being recorded directly to surplus.

Realized capital gains and losses on debt securities, mortgages and derivatives which relate to changes in levels of interest rates are charged or credited to the IMR and amortized into income over the remaining contractual life of the security sold.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010
14.  STATUTORY INVESTMENT VALUATION RESERVES (CONTINUED)

The table shown below presents changes in the AVR and IMR:

	December 31, 2012		December 31, 2011
(In Thousands)	AVR	IMR	AVR	IMR

Balance, beginning of year	$188,181	36,660	$82,139	$21,873

Net realized investment (losses) gains,
net of tax - General Account	(305,741)	44,975	(99,396)	38,415

Net realized investment losses,
net of tax - Separate Account	(4,316)	-	(5,731)	-

Net unrealized capital gains,
net of deferred taxes - General Account	114,911	-	217,718	-

Net unrealized capital gains (losses),
net of deferred taxes - Separate Account	13,077	-	(17,354)	-

Adjustment for CY liability losses released
from reserve	-	(3,528)	-	(8,423)

Less amortization of net investment gains	-	(13,396)	-	(15,205)

Increase in reserve based upon SVO requirements	41,029	-	21,548	-

Balance, before transfers	47,141	64,711	198,924	36,660

Adjustment down to maximum	-	-	(10,743)	-
Balance, end of year	$47,141	$64,711	$188,181	$36,660

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

15.  FEDERAL INCOME TAXES

The application of SSAP No. 101 requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance, if necessary, to reduce the deferred tax asset to an amount which is more likely than not to be realized.  Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In connection with the Sale Transaction described in Note 1, the Parent is planning to make an election under Treasury Regulation Section 1.1502-36(d) to retain the deferred tax asset related to the Company’s net operating loss carryforward, capital loss carryforward and deferred acquisition cost.  Upon receipt of regulatory approval of the Sale Transaction, it is expected that the deferred tax asset related to these items will be transferred to the Parent.  Therefore, since Management believes that because it is more likely than not that the deferred tax assets related to the Sale Transaction will be not be realized by the Company, a valuation allowance has been recorded against these particular deferred tax assets as of December 31, 2012.

The following table provides the components of the Company’s net deferred tax asset (“DTAs”) and deferred tax liabilities (“DTLs”) as of December 31, 2012 and 2011.  The net admitted DTA was calculated under SSAP No. 101 for the year ended December 31, 2012 and was calculated under SSAP No. 10R for the year ended December 31, 2011.  The impact of transitioning from SSAP No. 10R to SSAP No. 101 was a decrease in net admitted deferred tax assets and surplus of $49.9 million.

(In Thousands)	December 31, 2012					December 31, 2011				Change
Description	Ordinary		Capital		Total	Ordinary		Capital	Total	Ordinary	Capital	Total
Gross Deferred Tax Assets	$1,156,141		$17,856		$1,173,997	$1,138,890		$71,582	$1,210,472	$ 17,251	$(53,726)	$(36,475)
Statutory Valuation Allowance Adjustments	(361,941)		(17,856)		(379,797)	-		-	-	(361,941)	(17,856)	(379,797)
Adjusted Gross Deferred Tax Assets	794,200	-	-	-	794,200	1,138,890	-	71,582	1,210,472	(344,690)	(71,582)	(416,272)
Deferred Tax Assets Nonadmitted	392,830		-		392,830	615,750		71,582	687,332	(222,920)	(71,582)	(294,502)
Subtotal Net Admitted Deferred Tax Assets	401,370		-		401,370	523,140		-	523,140	(121,770)	-	(121,770)
Deferred Tax Liabilities	240,172		-		240,172	308,109		-	308,109	(67,937)	-	(67,937)
Net Admitted Deferred Tax Assets/(Net Deferred Tax Liability)	$ 161,198		$ -		$161,198	$215,031		$ -	$215,031	$(53,833)	$ -	$(53,833)

The following table provides a reconciliation of the impact of adoption of SSAP No. 101:

Net Admitted Deferred Tax Asset/(Net Deferred Tax Liability) under SSAP No. 101	$(53,833)
Less: Tax effect of unrealized gains/(losses)	(60,568)
Less: Change in net admitted deferred tax assets as a result of the adoption of SSAP No. 101	(49,877)
Change in net admitted deferred tax assets (excluding the impact of the adoption of SSAP No. 101)	$56,612

Deferred Tax Assets Nonadmitted under SSAP No. 101	$(294,502)
Less: Change in non-admitted deferred tax assets as a result of the adoption of SSAP No. 101	49,877
Change in non-admitted deferred tax assets (excluding the impact of the adoption of SSAP No. 101)	$(344,379)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

15.  FEDERAL INCOME TAXES (CONTINUED)

The following table provides component amounts of the Company's net admitted DTA calculation by tax character.  The components of the admission calculation were performed under (i) paragraphs 11.a, 11.b.i, 11.b.ii, and 11.c of SSAP No. 101 for the year ended December 31, 2012 and (ii) paragraphs 10.e.i, 10.e.ii.a, 10.e.ii.b, 10.e.iii of SSAP No. 10R for the year ended December 31, 2011.  As it pertains to the Company, the only difference between the two computations is that SSAP No. 101 uses the current reporting period surplus figures whereas SSAP No. 10R uses the prior quarter surplus figures.

	December 31, 2012			December 31, 2011			Change
	(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)
			(Col 1+2)			(Col 4+5)	(Col 1-4)	(Col 2-5)	(Col 7+8)
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101

(a) Admitted Pursuant to 11.a.	-	-	-	-		-	-	-	-
(b) Admitted Pursuant to 11.b. (lesser of 11.b.i. or 11.b.ii.)	161,198	-	161,198	215,031	-	215,031	(53,833)	-	(53,833)
(c) 11.b.i	459,248	-	459,248	579,334	-	579,334	(120,086)	-	(120,086)
(d) 11.b.ii			161,198			215,031			(53,832)
(e) Admitted Pursuant to 11.c.	207,226	1,124	208,350	308,109	-	308,109	(100,883)	1,124	(99,759)
(f) Total admitted under 11.a. - 11.c.	368,424	1,124	369,548	523,140	-	523,140	(154,716)	1,124	(153,592)
(g) Deferred tax liabilities	207,226	1,124	208,350	308,109	-	308,109	(100,883)	1,124	(99,759)
Net admitted deferred tax asset/liability	161,198	-	161,198	215,031	-	215,031	(53,833)	-	(53,833)

	2012	2011
Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	893%	708%

Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation	$1,074,655,679	$1,101,023,536

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

15.  FEDERAL INCOME TAXES (CONTINUED)

The following table provides the impact of tax planning strategies, if used in the Company's SSAP No. 101 calculation, on adjusted gross and net admitted DTAs.

	December 31, 2012			December 31, 2011			Change
	Ordinary	Capital		Ordinary	Capital
Description	Percent	Percent	Total Percent	Percent	Percent	Total Percent	Ordinary	Capital	Total Percent
Impact of Tax Planning Strategies

Adjusted Gross DTAs	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
(% of Total Adjusted Gross DTAs)

Net Admitted Adjusted Gross DTAs	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
(% of Total Net Admitted Adjusted
Gross DTAs)

The Company utilizes tax planning strategies in the calculation of its adjusted gross DTA.  However, due to the method prescribed for calculating the ratios for the net admitted DTA as shown in the above table, the percentage impact of using tax planning strategies used to calculate the adjusted gross DTA is not reflected in the table above.

The following tables provide the Company's significant components of income taxes incurred and the changes in DTAs and DTLs.

				Change	Change
(In Thousands)	December 31, 2012	December 31, 2011	December 31, 2010	2012 - 2011	2011 - 2010
Current Income Tax

Federal tax benefit from operations	$(84,977)	$(37,926)	$(25,108)	$(47,051)	$(12,818)
Federal tax expense on prior period adjustment	-	-	6,091	-	(6,091)
Federal income tax on net capital gains	(2,216)	9,659	52,206	(11,875)	(42,547)
Utilization of capital loss carry-forwards	-	(10,948)	(52,206)	10,948	41,258
Federal tax expense (benefit) on stock options	184	(982)	(569)	1,166	(413)
Current income tax benefit	$(87,009)	$(40,197)	$(19,586)	$(46,812)	$(20,611)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

15.  FEDERAL INCOME TAXES (CONTINUED)

(In Thousands)	December 31, 2012	December 31, 2011	Change
Deferred Tax Assets:

Ordinary
Policyholder reserves	$ 517,331	$ 536,293	$ (18,962)
Investments	213,028	165,450	47,578
Deferred acquisition costs	119,385	139,678	(20,293)
Net operating loss carry-forward	242,556	244,481	(1,925)
Other (including items <5% of total ordinary tax assets)	63,841	52,988	10,853
Total ordinary deferred tax assets	$ 1,156,141	$ 1,138,890	$ 17,251

Statutory valuation allowance adjustment	$ 361,941	$ -	$ 361,941

Nonadmitted	392,830	615,750	(222,920)

Admitted ordinary deferred tax assets	$ 401,370	$ 523,140	$ (121,770)

Capital:
Investments	-	66,124	(66,124)
Net capital loss carry-forward	17,856	5,458	12,398
Subtotal	$ 17,856	$ 71,582	$ (53,726)

Statutory valuation allowance adjustment	$ 17,856	$ -	$ 17,856

Nonadmitted	-	71,582	(71,582)

Admitted capital deferred tax assets	$ -	$ -	$ -

Admitted deferred tax assets	$ 401,370	$ 523,140	$ (121,770)

Deferred Tax Liabilities:

Ordinary
Investments	$ 135,748	$ 147,150	$ (11,402)
Policyholder reserves	89,539	147,072	(57,533)
Other (including items <5% of total ordinary tax liabilities)	14,885	13,887	998
Subtotal	$ 240,172	$ 308,109	$ (67,937)

Capital:
Investments	-	-	-
Subtotal	$ -	$ -	$ -

Deferred tax liabilities	$ 240,172	$ 308,109	$ (67,937)

Net admitted deferred tax assets/liabilities	$ 161,198	$ 215,031	$ (53,833)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

15.  FEDERAL INCOME TAXES (CONTINUED)

The following table provides a reconciliation of the impact of adoption of SSAP No. 101:

Net Admitted Deferred Tax Assets/(Net Deferred Tax Liability) under SSAP No. 101	$(53,833)
Less: Tax effect of unrealized gains/(losses)	(60,568)
Less: Change in net admitted deferred tax assets as a result of the adoption of SSAP No. 101	(49,877)
Change in net admitted deferred tax assets (excluding the impact of the adoption of SSAP No. 101)	$56,612

Deferred Tax Assets Nonadmitted under SSAP No. 101	$(294,502)
Less: Change in non-admitted deferred tax assets as a result of the adoption of SSAP No. 101	49,877
Change in non-admitted deferred tax assets (excluding the impact of the adoption of SSAP No. 101)	$(344,379)

The change in net deferred income taxes is comprised of the following:

(In Thousands)
Description	December 31, 2012	December 31, 2011	Change
Total deferred tax assets	$1,173,997	$1,210,472	$(36,475)
Total deferred tax liabilities	240,172	308,109	(67,937)
Net deferred tax asset	$933,825	$902,363	$31,462
Statutory valuation allowance	(379,797)	-	(379,797)
Net deferred tax assets/liabilities	$554,028	$902,363	$(348,335)
Tax effect of unrealized (gains)/losses			(60,568)
Change in net deferred income tax			$(287,767)

Change in net deferred income tax (before admissibility) due to the adoption of SSAP 101			49,877
Change in net deferred income tax (before admissibility) excluding the effects of SSAP 101			$(337,644)

The provision for federal income taxes incurred for the current year is different from that which would be obtained by applying the statutory federal income tax rate of 35% to income before income taxes. The significant items causing this difference at December 31, 2012, 2011 and 2010 are as follows:

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

15.  FEDERAL INCOME TAXES (CONTINUED)

(In Thousands)	December 31, 2012			December 31, 2011			December 31, 2010
Description	Amount	Tax Effect @ 35%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate
Net gain from operations	$(41,797)	$(14,629)	3.3%	$(423,255)	$(148,139)	28.6%	$72,267	$25,294	-12.5%
Pre-tax capital gains - Pre IMR	(401,177)	(140,412)	31.7%	(94,595)	(33,108)	6.4%	(274,828)	(96,190)	47.5%
Dividends Received Deduction		(14,000)	3.2%		(14,000)	2.7%		(14,000)	6.9%
Tax Credits		(4,739)	1.1%		(4,281)	0.8%		(3,930)	1.9%
Non-deductible expenses		545	-0.1%		669	-0.1%		639	-0.3%
Change in tax contingency reserves		(1,860)	0.4%		1,676	-0.3%		4,153	-2.1%
Reversal of IMR		(4,743)	1.1%		(8,270)	1.6%		3,932	-1.9%
Change in non-admitted assets		4,763	-1.1%		1,605	-0.3%		(777)	0.4%
Prior year adjustments		(2,455)	0.6%		(5,728)	1.1%		3,149	-1.6%
Prior period adjustment booked to Surplus		-	0.0%		-	0.0%		6,091	-3.0%
Change in statutory valuation allowance		379,797	-85.9%		-	0.0%		-	0.0%
Other		(1,509)	0.3%		-	0.0%		(129)	0.1%
Total statutory income taxes		$200,758	-45.4%		$(209,576)	40.5%		$(71,768)	35.4%

Federal income taxes incurred		$(87,009)	19.6%		$(40,197)	7.8%		$(19,586)	9.6%
Change in net deferred income taxes		287,767	-65.0%		(169,379)	32.7%		(52,182)	25.8%
Total statutory income taxes		$200,758	-45.4%		$(209,576)	40.5%		$(71,768)	35.4%

At December 31, 2012, the Company has $693.0 million of net operating losses carryforwards, which will begin to expire, if not utilized, in 2023.  At December 31, 2012, the Company has $51.0 million of capital loss carryforward, which will expire, if not utilized, in 2014. At December 31, 2012, the Company has $6.2 million of foreign tax credit carryforwards, which will begin to expire if not utilized, in 2019. At December 31, 2012, the Company has $6.2 million of LIHTC carryforwards, which will expire, if not utilized, in 2029.  At December 31, 2012, the Company has no Minimum Tax Credits.

At December 31, 2012, the following are income tax expenses (benefits) incurred in current and prior years that will be available for recoupment in the event of future net losses (gains) (in thousands):

2012	$ (64,460)
2011	(59,740)
2010	(65,258)

The Company did not pay income taxes for the years ended December 31, 2012, 2011 or 2010.

A reconciliation of the beginning and ending balances of tax contingencies computed in accordance with SSAP No. 101 and No. 5R is as follows:

(In Thousands)	2012	2011
Balance, beginning of year	$ 1,477	$ 3,625
Gross increases related to tax positions in prior years	-	-
Gross decreases related to tax positions in prior years	-	-
Gross increases related to tax positions in current year	-	-
Settlements	-	(2,148)
Close of tax examinations/statutes of limitations	-	-
Balance, end of year	$ 1,477	$ 1,477

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

15.  FEDERAL INCOME TAXES (CONTINUED)

Included above in the balance of tax contingencies are liabilities for unrecognized tax benefits (“UTBs”) related to permanent tax adjustments, exclusive of interest.  If recognized, these amounts would favorably affect the Company’s effective tax rate on income from operations in future periods, exclusive of any related interest.

The Company recognizes interest accrued related to UTBs in income tax expense.  The Company had accrued interest balance of $6.3 million and $9.2 million as of December 31, 2012 and 2011, respectively. The Company recognized $2.9 million in gross interest benefit related to UTBs during the year ended December 31, 2012. The Company has not accrued any penalties related to UTBs.

As of December 31, 2012, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase or decrease within 12 months of the reporting date.

The Company files federal income tax returns and income tax returns in various state and local jurisdictions.  With few exceptions, the Company is no longer subject to examinations by the tax authorities in these jurisdictions for tax years before 2003.  In August 2006, the Internal Revenue Service (“IRS”) issued a Revenue Agent’s Report for the Company’s 2001 and 2002 tax years.  The Company disagreed with some of the proposed adjustments and the case was assigned to The Appeals Division of the IRS (“Appeals”).  A settlement was reached and formally approved by the Company on January 11, 2010.   The effects of the settlement are in line with previous expectations and have no material impact on the Company’s financial statements.

In October 2008, the IRS issued a Revenue Agent’s Report for the Company’s tax years 2003 and 2004. The Company disagreed with some of the adjustments and filed a protest, which was assigned to Appeals in 2009.  On May 27, 2010 the IRS held opening conference for the 2003 and 2004 Appeal.  The Company is involved in discussions with the IRS to reach a resolution. On January 6, 2011 the IRS issued a Revenue Agent’s Report for the Company for tax years 2005 and 2006. The Company disagrees with some of the issues and is in the process of filing a protest.

While the final outcome of the appeals and ongoing tax examinations is not determinable, the Company has recorded its best estimate of potential liability and does not believe that any adjustments would be material to its financial position.

On August 4, 2011, the IRS held Open Conference for the tax years 2007-2009.  The Company is in the process of responding to the IRS requests for information.  The Company also provided the disclosure letter to the IRS on September 21, 2011.

The Company will file a consolidated return with SLC – U.S. Ops Holdings for the year ended December 31, 2012, as the Company did for the years ended December 31, 2011 and 2010.

The Company has a written agreement approved by the Board of Directors, which sets forth the manner in which the total combined federal income tax is allocated to each entity which is a party to the consolidation.  Pursuant to this agreement, allocation is based upon separate return calculations with current credit (benefit) given for losses and tax attributes that are utilized by the consolidated group.  Intercompany tax balances are settled on a quarterly basis, with a final true up after filing of the federal income tax return, as prescribed by the terms of the tax sharing agreement.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

15.  FEDERAL INCOME TAXES (CONTINUED)

The Company will file a consolidated federal income tax return for 2012 with the following affiliates:

Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc.	Sun Life Financial (U.S.) Reinsurance Company
Sun Life Financial (U.S.) Holdings, Inc.	Massachusetts Financial Services Company
Sun Life Financial (Japan), Inc.	MFS Investment Management K.K.
Sun Life Financial (U.S.) Finance, Inc.	MFS Fund Distributors, Inc.
Sun Canada Financial Co.	MFS Service Center, Inc.
Sun Life Financial Distributors, Inc.	MFS Institutional Advisors, Inc.
Clarendon Insurance Agency, Inc.	MFS Heritage Trust Company
Sun Life of Canada (U.S.) Holdings, Inc.	California Benefits Dental Plan
Sun Life of Canada (U.S.) Financial Services Holdings, Inc.	Sun Life Administrators (U.S.), Inc.
Sun Life Assurance Company of Canada (U.S.)	Dental Holdings, Inc.
Independence Life and Annuity Company	Sun Life Financial (U.S.) Services Company, Inc.

16.  CAPITAL STOCK AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company’s ability to pay dividends is subject to certain statutory restrictions.  The State of Delaware has enacted laws governing the payment of dividends to stockholders by domestic insurers.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without the prior approval of the Delaware Commissioner of Insurance is limited to the greater of:  (i) 10% of its statutory surplus as of the preceding December 31, or (ii) the individual company's statutory net gain from operations for the preceding calendar year.  Any dividends to be paid by an insurer from a source other than statutory surplus, whether or not in excess of the aforementioned threshold, would also require the prior approval of the Delaware Commissioner of Insurance.  The Company was not permitted to pay dividends in 2012 without prior approval from the Delaware Commissioner of Insurance.

No dividends were paid to the Parent during 2012. Extra ordinary dividends of $300 million were paid to the Parent during 2011. No dividends were paid to the Parent during 2010.

The portion of unassigned funds (surplus) represented or (reduced) by each of the following items at December 31, 2012 and 2011 was as follows (in thousands):

	2012	2011
Net unrealized capital losses, excluding deferred tax	$81,981	$(137,151)
Non-admitted assets	(401,635)	(707,402)
Asset valuation reserve	(47,141)	(188,181)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

17.  RISK-BASED CAPITAL

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. The RBC requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting principles, taking into account the risk characteristics of its investments and products.  The Company has met the minimum RBC requirements at December 31, 2012 and 2011.

18.  COMMITMENTS AND CONTINGENT LIABILITIES

Contingent commitments

The Company has commitments for partnership investments of $11.5 million and $11.8 million as of December 31, 2012 and 2011, respectively.

Regulatory and industry developments

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants.  Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments.  Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

The pending liquidation of Executive Life Insurance Company, along with other insolvencies reported by National Organization of Life and Health Insurance Guaranty Associations, will result in retrospective premium-based guaranty fund assessments against the Company. Based on the best information available, the Company has recorded an accrued liability of $10.2 million for guaranty fund assessments as of December 31, 2012. The Company does not know the period over which the guaranty fund assessments are expected to be paid.

The Company has not established any asset for premium tax credits or policy surcharges as their recoveries are not estimable.

Litigation, Income Taxes and Other Matters

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the dividends-received-deduction (the “DRD”) on separate account assets held in connection with variable annuity contracts.  Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54, issued on August 16, 2007, that purported to change accepted industry and IRS interpretations of the statutes governing computational questions impacting the DRD.  On May 30, 2010, the IRS issued an Industry Director Directive which makes it clear that IRS interpretations prior to Revenue Ruling 2007-54 should be followed until new regulations are issued.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

18.  COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)

New DRD regulations that the IRS proposes for issuance on this matter will be subject to public comment, at which time the insurance industry and other interested parties will have the opportunity to raise comments and questions about the content, scope, and application of new regulations.  The issue was included in the 2012-2013 Priority Guidance Plan, issued on November 19, 2012, as one of the projects the IRS intends to work on in 2013. The timing, substance, and effective date of the new regulations are unknown, but they could result in the elimination of some or all of the separate account DRD tax benefit that the Company ultimately receives. For the years ended December 31, 2012,  2011 and 2010, the Company’s financial statements reflect benefits of $11.6 million, $13.8 million and $10.6 million, respectively, related to the separate account DRD.

The Company recorded adjustments as of, and for the twelve months ended, December 31, 2011 due to inaccurate interest rates on certain contract loan balances processed during the year, and in prior years, related to SPWL policies (see Note 1). The Company continues to investigate the interest rates used on SPWL contract loans outstanding in prior years, although management has not determined a reasonable estimate for any remaining potential future adjustments at this time.  Potential future adjustments will also be subject to the 100% funds-withheld reinsurance agreement with SLOC.

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial condition, results of operations or cash flows of the Company.

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements.  The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company’s by-laws.  The Company believes any potential liability under these agreements is neither probable nor estimable.  Therefore, the Company has not recorded any associated liability.

Lease Commitments

The Company leases various facilities and equipment under non-cancelable operating lease agreements.  Rental expenses, including allocated amounts, for 2012, 2011 and 2010 were approximately $5.4 million, $5.7 million and $5.9 million, respectively.

The Company had previously transferred assets to Sun Life Services, which resulted in a sale-leaseback transaction.  At the time of the transfer, the Company established a liability, which represented the cost of certain of the assets transferred, and had been amortizing the liability over the remaining useful life of the assets on a straight-line basis.  During December, 2012, the value of the assets transferred were written down to zero, and the remaining liability was amortized into income.  The write-off resulted in an increase to surplus of approximately $8.6 million, pre-tax, as the leased assets had been previously non-admitted.  The Company has no remaining future minimum lease payments related to these assets.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

18.  COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)

Leasing is not a significant part of the Company’s business activities.  At December 31, 2012, the Company leased office space to its affiliate, the U.S. Branch.  This lease was scheduled to expire in December 2014 and included options to extend the terms for each of twelve successive five-year terms at fair market rental. This lease was revised on January 1, 2013.  Refer to Note 19.

19.  SUBSEQUENT EVENTS

Effective January 1, 2013, the Company revised the lease agreement with its affiliate, the US Branch, to assign the rights, liabilities and obligations under the lease from the U.S. Branch to another affiliate, Sun Life Services.  The lease was amended to be a 20 year term, subject to termination rights every 5th year after the start of the lease.

In December 2012, the Board of Directors of the Company approved the recapture of 100 percent of the risks under certain single premium whole life insurance policies that are currently reinsured to its affiliate, SLOC, pursuant to a December 31, 2003 reinsurance agreement.  The transaction was effective for the first quarter of 2013, and the Company recorded a decrease to surplus of approximately $34.7 million.

During December 2012, the Company’s Board of Directors approved the extraordinary distribution of all of the issued and outstanding shares of the Company’s wholly-owned subsidiary, ILAC, to the Parent. The Company received regulatory approval and ILAC was distributed effective January 1, 2013.  The impact to the Company's surplus was a decrease of $64.2 million.  The Company recorded the distribution as a return of gross paid in and contributed surplus.

Subsequent events were evaluated through the issuance of the audited statutory-basis financial statements, which were made available on April 24, 2013.  No events were identified subsequent to the filing of the Company’s Annual Statement on March 1, 2013, other than those disclosed above.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS

The following OTTI was recognized during the statement year on loan-backed or structured securities that the Company had either intent to sell or inability to hold until recovery.

	(1) Amortized Cost Basis Before Other-than-Temporary Impairment	(2) Other-than-Temporary Impairment Recognized in Loss		(3) Fair Value 1 - (2a + 2b)
(In Thousands)		2(a) Interest	2(b) Non-Interest

OTTI recognized 1st Quarter

a. Intent to sell	$ -	$ -	$ -	$ -
b. Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	$ -	$ -	$ -	$ -
c. Total 1st Quarter	$ -	$ -	$ -	$ -

OTTI recognized 2nd Quarter

d. Intent to sell	$ -	$ -	$ -	$ -
e. Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	$ -	$ -	$ -	$ -
f. Total 2nd Quarter	$ -	$ -	$ -	$ -

OTTI recognized 3rd Quarter

g. Intent to sell	$ -	$ -	$ -	$ -
h. Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	$ -	$ -	$ -	$ -
i. Total 3rd Quarter	$ -	$ -	$ -	$ -

OTTI recognized 4th Quarter

j. Intent to sell	$1,020,430	$ -	$ 309,060	$ 711,370
k. Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	$ -	$ -	$ -	$ -

l. Total 4th Quarter	$1,020,430	$ -	$ 309,060	$ 711,370

m. Annual Aggregate Total		$ -	$ 309,060

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

The following table presents details on credit impairments recorded on loan-backed and structured securities pursuant to SSAP No. 43R for the year ended December 31, 2012.

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

04542BMV1	$ 715,694	$ 616,316	$ 99,379	$ 616,316	$ 616,316	03/31/2012
058931BR6	701,587	599,987	101,600	599,987	420,046	03/31/2012
05948KCC1	1,364,954	1,364,675	279	1,364,675	1,364,675	03/31/2012
05948KCD9	488,310	427,848	60,463	427,848	427,848	03/31/2012
05948KDV8	209,699	99,825	109,875	99,825	99,825	03/31/2012
05948KHW2	690,518	689,185	1,333	689,185	689,185	03/31/2012
05948KMR7	1,950,097	1,947,662	2,434	1,947,662	1,947,662	03/31/2012
05948KST7	967,969	617,006	350,962	617,006	617,006	03/31/2012
05948KTP4	1,085,092	1,083,831	1,261	1,083,831	1,083,831	03/31/2012
05948KVE6	1,631,340	1,628,616	2,723	1,628,616	1,628,616	03/31/2012
05948KVF3	252,137	158,148	93,989	158,148	158,148	03/31/2012
05948KYD5	657,184	526,678	130,506	526,678	309,738	03/31/2012
05948X2A8	2,046,752	2,043,928	2,824	2,043,928	1,697,023	03/31/2012
05948XD99	3,984,971	3,981,293	3,679	3,981,293	3,651,260	03/31/2012
05948XY96	2,720,165	2,716,433	3,732	2,716,433	2,239,994	03/31/2012
05949AQL7	6,115,675	6,112,074	3,601	6,112,074	4,665,375	03/31/2012
05949AYP9	795,413	779,024	16,389	779,024	779,024	03/31/2012
05949CBN5	259,273	249,951	9,323	249,951	97,533	03/31/2012
05949CQD1	6,425,577	6,422,496	3,082	6,422,496	6,320,767	03/31/2012
05949QBV6	218,552	151,576	66,976	151,576	65,243	03/31/2012
06052LAA5	10,739,243	10,705,683	33,560	10,705,683	10,649,697	03/31/2012
12513YAK6	1,981,016	1,351,747	629,270	1,351,747	1,351,747	03/31/2012
12669FQF3	238,607	154,420	84,187	154,420	154,420	03/31/2012
12669FXC2	432,867	368,405	64,462	368,405	368,405	03/31/2012
172973D63	3,018,944	3,018,834	110	3,018,834	2,788,378	03/31/2012
17309BAB3	772,049	745,969	26,081	745,969	612,640	03/31/2012
225308BG9	18,592,800	2,092,800	16,500,000	2,092,800	2,092,800	03/31/2012
32051GD77	278,429	-	278,429	-	30	03/31/2012
32051GMN2	1,500,725	1,500,274	451	1,500,274	1,500,274	03/31/2012
32051GRL1	951	-	951	-	13	03/31/2012
32051GWZ4	829,084	446,352	382,732	446,352	446,352	03/31/2012
32052LAC7	3,340,036	3,339,853	183	3,339,853	3,119,776	03/31/2012
32052LAT0	106,944	-	106,944	-	13,883	03/31/2012
362341EV7	34,276	15,370	18,906	15,370	18	03/31/2012
36828QQS8	1,410,040	827,520	582,520	827,520	827,520	03/31/2012

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

41161PNC3	$ 261,414	$ 160,813	$ 100,602	$ 160,813	$ 180,057	03/31/2012
466247HG1	206,664	180,929	25,735	180,929	180,929	03/31/2012
466247RD7	82,517	78,118	4,399	78,118	78,118	03/31/2012
466247ST1	151,358	70,222	81,137	70,222	70,222	03/31/2012
466247WV1	1,201,854	175,584	1,026,270	175,584	175,584	03/31/2012
46625M7A1	3,593,085	3,147,948	445,137	3,147,948	1,752,828	03/31/2012
46625YDW0	1,816,954	800,012	1,016,942	800,012	800,012	03/31/2012
46625YNY5	2,221,575	1,349,946	871,629	1,349,946	1,349,946	03/31/2012
46625YRC9	2,775,579	1,267,316	1,508,263	1,267,316	1,267,316	03/31/2012
46629PAJ7	156,286	78,838	77,449	78,838	78,838	03/31/2012
46630VAQ5	1,400,777	671,778	728,999	671,778	671,778	03/31/2012
57643LRK4	1,056,919	986,257	70,662	986,257	461,415	03/31/2012
57643MAY0	495,692	475,334	20,359	475,334	381,220	03/31/2012
68403BAE5	5,161,869	5,127,228	34,641	5,127,228	3,930,695	03/31/2012
69335YAJ5	1,184,975	1,184,186	789	1,184,186	1,184,186	03/31/2012
73316PCL2	403,403	329,086	74,318	329,086	329,086	03/31/2012
749577AA0	18,562,056	18,547,193	14,864	18,547,193	16,598,553	03/31/2012
74958AAD6	5,213,223	5,183,195	30,028	5,183,195	4,690,130	03/31/2012
74958EAG1	9,758,550	9,745,382	13,168	9,745,382	9,132,248	03/31/2012
74958YAA0	4,219,010	4,196,925	22,085	4,196,925	4,014,899	03/31/2012
75970NAT4	535,899	489,193	46,706	489,193	323,601	03/31/2012
75970QAF7	4,983,532	4,938,546	44,986	4,938,546	2,777,406	03/31/2012
759950DT2	447,341	280,066	167,275	280,066	273,148	03/31/2012
760985D32	322,777	303,961	18,817	303,961	303,961	03/31/2012
760985XY2	335,948	242,263	93,685	242,263	242,263	03/31/2012
760985XZ9	44,887	39,772	5,115	39,772	39,772	03/31/2012
760985ZJ3	445,376	414,982	30,393	414,982	414,982	03/31/2012
76110WWJ1	467,919	465,398	2,521	465,398	465,398	03/31/2012
76111J2B9	2,281,454	2,277,098	4,356	2,277,098	1,926,738	03/31/2012
76111J7T5	670,771	670,338	433	670,338	606,234	03/31/2012
76111XPG2	220,812	211,825	8,987	211,825	211,825	03/31/2012
863576AT1	16,377	2,215	14,161	2,215	24	03/31/2012
863576CV4	3,404,658	2,294,503	1,110,155	2,294,503	2,294,503	03/31/2012
929227WP7	20,269	19,764	505	19,764	12,939	03/31/2012
929227Z66	4,959,994	4,958,183	1,811	4,958,183	3,724,548	03/31/2012
92922FH27	54,290	8,821	45,469	8,821	30,269	03/31/2012
939336Y31	193,154	150,850	42,303	150,850	150,850	03/31/2012
94981FAN2	1,237,573	1,216,932	20,641	1,216,932	1,216,932	03/31/2012
94983JAJ1	128,041	84,399	43,642	84,399	84,399	03/31/2012
04542BMW9	80,317	39,797	40,520	39,797	39,797	06/30/2012

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

05946XGH0	$ 813,629	$ 768,919	$ 44,710	$ 768,919	$ 768,919	06/30/2012
05948KCD9	617,923	386,581	231,342	386,581	386,581	06/30/2012
05948KGM5	294,205	244,424	49,782	244,424	244,424	06/30/2012
+05948KHW2	868,719	749,954	118,766	749,954	749,954	06/30/2012
05948KST7	612,021	408,363	203,658	408,363	408,363	06/30/2012
05948KVF3	228,995	194,345	34,650	194,345	194,345	06/30/2012
05949AXN5	586,035	579,458	6,577	579,458	579,458	06/30/2012
05949AYP9	692,554	653,266	39,288	653,266	653,266	06/30/2012
05949QBV6	117,358	-	117,358	-	17,061	06/30/2012
1248P8AC3	2,509,395	2,504,861	4,534	2,504,861	2,590,501	06/30/2012
12501RAC3	1,001,102	996,001	5,101	996,001	876,862	06/30/2012
12666CAF0	69,224	68,773	451	68,773	312,970	06/30/2012
12669FHU0	776,196	717,077	59,119	717,077	717,077	06/30/2012
12669FQF3	204,038	157,319	46,719	157,319	157,319	06/30/2012
12669FSH7	1,040,603	937,822	102,781	937,822	937,822	06/30/2012
12669FXC2	502,793	428,930	73,862	428,930	428,930	06/30/2012
17309BAB3	643,529	629,429	14,100	629,429	489,050	06/30/2012
20173QAK7	2,895,563	1,057,500	1,838,063	1,057,500	1,057,500	06/30/2012
21075WBM6	303,235	302,288	947	302,288	302,419	06/30/2012
225308BG9	4,172,944	-	4,172,944	-	1,339,470	06/30/2012
31846LBT2	92,792	91,839	953	91,839	82,327	06/30/2012
31846LBW5	136,856	133,130	3,726	133,130	133,667	06/30/2012
32051GVB8	840,900	142,131	698,769	142,131	142,131	06/30/2012
32051GWZ4	878,164	388,198	489,966	388,198	388,198	06/30/2012
362341EV7	13,255	-	13,255	-	16	06/30/2012
36242DYN7	76,375	27,308	49,066	27,308	115,440	06/30/2012
393505MU3	427,713	406,940	20,774	406,940	431,375	06/30/2012
393505QN5	9,005	8,862	143	8,862	9,104	06/30/2012
393505QZ8	3,666,005	3,550,607	115,398	3,550,607	3,894,727	06/30/2012
393505SU7	320,188	299,393	20,795	299,393	329,814	06/30/2012
393505UU4	1,154,212	1,144,485	9,727	1,144,485	1,183,337	06/30/2012
393505VW9	95,387	93,890	1,497	93,890	97,747	06/30/2012
396789KD0	3,107,559	2,384,646	722,913	2,384,646	626,416	06/30/2012
41161PNC3	137,072	106,403	30,669	106,403	117,578	06/30/2012
456684AA7	12,528,669	6,278,669	6,250,000	6,278,669	4,225,000	06/30/2012
466247HG1	196,878	155,188	41,690	155,188	155,188	06/30/2012
466247QP1	1,395,960	1,333,695	62,265	1,333,695	1,088,306	06/30/2012
466247ST1	139,130	102,574	36,556	102,574	65,561	06/30/2012
466247WV1	196,405	180,495	15,910	180,495	180,495	06/30/2012
46625M7A1	3,147,948	2,231,715	916,233	2,231,715	1,793,551	06/30/2012

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

46630VAQ5	$ 2,447,271	$ 1,451,528	$ 995,743	$ 1,451,528	$ 841,146	06/30/2012
477122AU9	240,828	-	240,828	-	787	06/30/2012
52108H3S1	3,096,806	2,089,661	1,007,145	2,089,661	260,747	06/30/2012
59549NAA1	4,863,223	4,846,795	16,429	4,846,795	5,015,851	06/30/2012
59549NAD5	1,442,539	1,441,623	916	1,441,623	1,462,399	06/30/2012
59549RAC8	773,345	765,179	8,166	765,179	709,032	06/30/2012
59549WAD5	2,219,088	2,218,604	485	2,218,604	2,202,269	06/30/2012
59560UAC5	4,311,890	4,308,300	3,590	4,308,300	4,528,580	06/30/2012
68403BAE5	5,127,228	5,103,385	23,843	5,103,385	3,891,963	06/30/2012
68619ABJ5	1,109,239	1,109,036	202	1,109,036	1,125,607	06/30/2012
749577AA0	17,487,126	16,877,535	609,591	16,877,535	15,822,388	06/30/2012
74958AAD6	4,987,417	4,849,256	138,160	4,849,256	4,422,437	06/30/2012
74958EAG1	9,572,748	9,454,153	118,595	9,454,153	8,949,993	06/30/2012
74958YAA0	3,974,466	3,927,508	46,957	3,927,508	3,701,205	06/30/2012
760985D32	323,164	293,859	29,306	293,859	293,859	06/30/2012
760985YX3	451,882	447,707	4,175	447,707	134,790	06/30/2012
760985ZJ3	431,796	415,711	16,084	415,711	415,711	06/30/2012
76110VBX5	415,523	411,351	4,172	411,351	402,988	06/30/2012
76110WWJ1	470,690	453,768	16,922	453,768	453,768	06/30/2012
76111J2B9	2,102,528	2,086,732	15,796	2,086,732	1,778,712	06/30/2012
76111J5M2	2,239,142	2,219,079	20,063	2,219,079	2,145,225	06/30/2012
76111XPE7	2,654,650	2,651,441	3,210	2,651,441	2,415,022	06/30/2012
76111XPG2	458,936	278,907	180,030	278,907	278,907	06/30/2012
76111XXX6	45,922	-	45,922	-	20	06/30/2012
79548KA73	2,701,839	2,701,296	543	2,701,296	1,607,639	06/30/2012
863576AT1	2,022	-	2,022	-	22	06/30/2012
863576CV4	2,798,169	2,249,080	549,090	2,249,080	2,249,080	06/30/2012
921796GR3	1,205,010	1,190,001	15,008	1,190,001	1,172,989	06/30/2012
921796HD3	1,805,081	1,729,936	75,146	1,729,936	1,834,646	06/30/2012
921796KF4	5,270,632	4,997,633	272,999	4,997,633	5,150,024	06/30/2012
929227K21	918,408	918,261	147	918,261	830,594	06/30/2012
929227Z66	4,593,605	4,593,065	541	4,593,065	3,609,181	06/30/2012
92922FH27	6,738	2,797	3,941	2,797	19,868	06/30/2012
92922FXB9	108,270	99,938	8,332	99,938	99,938	06/30/2012
92978MAL0	2,782,435	1,632,069	1,150,366	1,632,069	1,632,069	06/30/2012
939336RN5	4,666,141	4,636,794	29,347	4,636,794	4,380,807	06/30/2012
939336TY9	2,312,992	2,310,770	2,222	2,310,770	2,264,249	06/30/2012
939336TZ6	880,953	880,531	422	880,531	829,849	06/30/2012
939336Y31	160,147	98,334	61,813	98,334	98,334	06/30/2012
94979YBC8	3,273,949	3,236,450	37,499	3,236,450	2,333,711	06/30/2012

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

94980DAE8	$ 4,049,806	$ 4,030,147	$ 19,659	$ 4,030,147	$ 3,064,033	06/30/2012
94980XAS3	5,352,047	5,326,963	25,084	5,326,963	4,030,375	06/30/2012
94981FAN2	1,326,845	1,083,762	243,083	1,083,762	1,083,762	06/30/2012
94981UAL3	330,943	276,749	54,194	276,749	276,749	06/30/2012
94981YAA9	1,514,980	1,488,146	26,835	1,488,146	1,344,060	06/30/2012
94983JAJ1	74,848	60,982	13,866	60,982	53,699	06/30/2012
94983NAN3	26,535	9,992	16,543	9,992	30,202	06/30/2012
000780AV8	3,773,810	3,771,157	2,653	3,771,157	3,505,489	09/30/2012
03072SQX6	365,142	334,757	30,385	334,757	334,757	09/30/2012
03927PAE8	2,669,908	1,274,175	1,395,733	1,274,175	1,274,175	09/30/2012
04542BMW9	62,425	12,017	50,408	12,017	24,653	09/30/2012
05946XGH0	750,322	682,238	68,083	682,238	682,238	09/30/2012
05948KCC1	1,088,395	1,086,064	2,330	1,086,064	1,086,064	09/30/2012
05948KCD9	350,011	325,534	24,476	325,534	325,534	09/30/2012
05948KGM5	212,693	198,496	14,197	198,496	198,496	09/30/2012
05948KJX8	3,647,492	3,644,707	2,785	3,644,707	3,644,707	09/30/2012
05948KMR7	2,219,299	2,212,190	7,110	2,212,190	2,212,190	09/30/2012
05948KST7	425,000	363,068	61,932	363,068	363,068	09/30/2012
05948KTP4	1,283,329	1,278,733	4,596	1,278,733	1,278,733	09/30/2012
05948KVE6	2,019,251	2,008,165	11,085	2,008,165	2,008,165	09/30/2012
05948KVF3	432,977	129,568	303,409	129,568	129,568	09/30/2012
05948KYD5	521,288	473,190	48,099	473,190	396,143	09/30/2012
05948X2A8	1,920,380	1,906,116	14,264	1,906,116	1,597,823	09/30/2012
05948XD99	3,714,841	3,708,274	6,567	3,708,274	3,174,683	09/30/2012
05948XY96	2,555,519	2,550,616	4,903	2,550,616	1,958,416	09/30/2012
059497AB3	971,154	681,261	289,893	681,261	202,500	09/30/2012
059497AF4	539,296	243,900	295,396	243,900	243,900	09/30/2012
05949AQL7	5,841,980	5,838,205	3,775	5,838,205	4,512,178	09/30/2012
05949AXN5	430,549	297,518	133,031	297,518	297,518	09/30/2012
05949AYP9	611,267	176,848	434,419	176,848	176,848	09/30/2012
06051GCY3	4,595,510	4,582,076	13,434	4,582,076	3,925,990	09/30/2012
07324YAK5	457,369	334,344	123,025	334,344	185,813	09/30/2012
12666CAF0	68,773	66,632	2,142	66,632	269,125	09/30/2012
12669EGX8	318,804	298,854	19,950	298,854	298,854	09/30/2012
12669ETE6	2,128,731	2,127,955	776	2,127,955	1,889,322	09/30/2012
12669FXC2	369,370	340,219	29,152	340,219	340,219	09/30/2012
161546DN3	215,462	215,314	148	215,314	215,314	09/30/2012
16162WGC7	2,912,279	2,910,768	1,511	2,910,768	2,734,032	09/30/2012
172973D63	2,683,774	2,681,683	2,090	2,681,683	2,485,428	09/30/2012
17307GPH5	516,665	413,826	102,839	413,826	413,826	09/30/2012

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

17309BAB3	$ 616,605	$ 603,094	$ 13,511	$ 603,094	$ 514,995	09/30/2012
22545LAT6	161,272	106,492	54,779	106,492	37,725	09/30/2012
294751DF6	555,914	554,387	1,527	554,387	468,300	09/30/2012
32051GMN2	1,512,009	1,501,420	10,589	1,501,420	1,501,420	09/30/2012
32051GZ99	6,781,183	6,778,396	2,787	6,778,396	6,783,895	09/30/2012
32052LAC7	3,198,430	3,193,132	5,298	3,193,132	3,234,469	09/30/2012
36242DYN7	19,538	-	19,538	-	12	09/30/2012
378961AF3	5,205,677	5,204,611	1,066	5,204,611	5,204,611	09/30/2012
466247RD7	357,231	59,623	297,609	59,623	59,623	09/30/2012
46629PAJ7	189,295	74,400	114,895	74,400	74,400	09/30/2012
55265KZR3	6,378,549	6,373,570	4,979	6,373,570	5,461,822	09/30/2012
55265WAT0	2,537,801	2,536,316	1,484	2,536,316	2,428,114	09/30/2012
57643MAY0	442,492	404,433	38,059	404,433	372,182	09/30/2012
57643MHT4	2,647,499	2,644,323	3,176	2,644,323	2,224,674	09/30/2012
59022HEB4	1,433,024	1,186,130	246,894	1,186,130	1,186,130	09/30/2012
68403BAE5	5,103,385	5,077,281	26,103	5,077,281	4,603,481	09/30/2012
69335YAJ5	1,652,558	1,649,885	2,673	1,649,885	1,649,885	09/30/2012
75970NAT4	489,193	459,097	30,096	459,097	224,639	09/30/2012
75970QAF7	4,934,658	4,852,220	82,438	4,852,220	2,989,145	09/30/2012
760985TP6	1,050,089	1,048,112	1,977	1,048,112	873,467	09/30/2012
760985U41	1,340,645	1,338,080	2,565	1,338,080	1,181,235	09/30/2012
76110VPG7	1,548,634	1,546,137	2,496	1,546,137	1,361,480	09/30/2012
76110WVR4	2,536,501	2,536,280	221	2,536,280	2,304,801	09/30/2012
76111XPE7	2,519,361	2,518,070	1,291	2,518,070	2,249,408	09/30/2012
76111XPF4	811,414	811,390	24	811,390	811,390	09/30/2012
863576CV4	2,362,966	2,102,173	260,793	2,102,173	2,102,173	09/30/2012
90263BHE1	858,821	858,614	207	858,614	626,816	09/30/2012
9292275R3	2,378,957	2,166,853	212,104	2,166,853	2,145,124	09/30/2012
929227Z66	4,382,182	4,378,491	3,692	4,378,491	3,452,223	09/30/2012
92922FH27	1,415	-	1,415	-	7,979	09/30/2012
92922FKK3	2,953,747	2,952,625	1,122	2,952,625	2,381,767	09/30/2012
92922FXB9	129,197	88,100	41,097	88,100	88,100	09/30/2012
939336Y31	64,026	57,621	6,404	57,621	57,621	09/30/2012
94979YBC8	3,084,646	3,062,528	22,117	3,062,528	2,213,461	09/30/2012
94980DAE8	3,717,296	3,673,130	44,166	3,673,130	2,812,807	09/30/2012
94980DAF5	1,060,283	1,049,531	10,751	1,049,531	734,157	09/30/2012
94980XAS3	5,107,600	5,070,816	36,784	5,070,816	3,853,180	09/30/2012
94980XAT1	1,230,611	1,223,894	6,717	1,223,894	795,303	09/30/2012
94981UAL3	344,475	217,651	126,824	217,651	217,651	09/30/2012
94983JAJ1	41,256	23,725	17,531	23,725	24,994	09/30/2012

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

94983NAN3	$ 7,568	$ -	$ 7,568	$ -	$ 16,503	09/30/2012
000780AV8	3,631,960	3,373,039	258,920	3,373,039	3,373,039	12/31/2012
000780AX4	632,839	494,104	138,735	494,104	494,104	12/31/2012
000780GM2	641,496	580,112	61,384	580,112	580,112	12/31/2012
000780KJ4	1,502,924	1,430,437	72,487	1,430,437	1,430,437	12/31/2012
03072SQW8	2,410,465	274,833	2,135,632	274,833	274,833	12/31/2012
03072SQX6	2,181,658	272,104	1,909,555	272,104	272,104	12/31/2012
03702WAK0	765,304	5,798	759,506	5,798	63,700	12/31/2012
03927PAE8	2,117,730	1,880,925	236,805	1,880,925	1,880,925	12/31/2012
03927PAG3	26,498	1,500	24,998	1,500	1,500	12/31/2012
04542BMV1	2,109,131	432,010	1,677,121	432,010	432,010	12/31/2012
04542BMW9	9,160	995	8,165	995	14,074	12/31/2012
04544PAE9	5,045,815	2,277,369	2,768,447	2,277,369	2,277,369	12/31/2012
058931BR6	492,314	362,427	129,887	362,427	362,427	12/31/2012
05946XFK4	965,693	859,524	106,170	859,524	859,524	12/31/2012
05946XGG2	12,209,071	8,097,849	4,111,222	8,097,849	8,097,849	12/31/2012
05946XGH0	2,283,933	275,682	2,008,251	275,682	275,682	12/31/2012
05948KCC1	1,793,613	1,027,297	766,316	1,027,297	1,027,297	12/31/2012
05948KCD9	515,781	212,674	303,107	212,674	212,674	12/31/2012
05948KCU1	3,611,435	3,182,928	428,508	3,182,928	3,182,928	12/31/2012
05948KDT3	5,870,079	5,000,447	869,633	5,000,447	5,000,447	12/31/2012
05948KDU0	2,745,012	679,951	2,065,061	679,951	679,951	12/31/2012
05948KDV8	463,283	58,777	404,507	58,777	58,777	12/31/2012
05948KGK9	4,488,181	3,895,049	593,132	3,895,049	3,895,049	12/31/2012
05948KGL7	2,052,683	1,304,035	748,648	1,304,035	1,304,035	12/31/2012
05948KGM5	824,286	216,911	607,375	216,911	216,911	12/31/2012
05948KHU6	5,521,363	4,588,665	932,698	4,588,665	4,588,665	12/31/2012
05948KHV4	2,354,051	1,838,724	515,327	1,838,724	1,838,724	12/31/2012
05948KHW2	872,047	643,697	228,350	643,697	643,697	12/31/2012
05948KJX8	4,258,031	3,581,872	676,159	3,581,872	3,581,872	12/31/2012
05948KJY6	1,947,804	1,299,490	648,314	1,299,490	1,299,490	12/31/2012
05948KJZ3	828,066	357,905	470,162	357,905	357,905	12/31/2012
05948KMR7	3,661,974	2,201,172	1,460,803	2,201,172	2,201,172	12/31/2012
05948KNU9	2,929,135	1,445,360	1,483,775	1,445,360	1,445,360	12/31/2012
05948KRR2	4,948,306	2,821,847	2,126,458	2,821,847	2,821,847	12/31/2012
05948KST7	1,326,119	169,803	1,156,316	169,803	169,803	12/31/2012
05948KTP4	3,939,151	1,126,244	2,812,906	1,126,244	1,126,244	12/31/2012
05948KVE6	4,656,909	1,929,566	2,727,343	1,929,566	1,929,566	12/31/2012
05948KVF3	428,800	83,931	344,869	83,931	83,931	12/31/2012
05948KYD5	429,431	271,410	158,022	271,410	271,410	12/31/2012

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

05948X2A8	$ 1,853,002	$ 1,553,812	$ 299,190	$ 1,553,812	$ 1,553,812	12/31/2012
05948X5C1	845,591	742,698	102,894	742,698	742,698	12/31/2012
05948XD99	3,625,545	3,159,458	466,087	3,159,458	3,159,458	12/31/2012
05948XDK4	903,540	833,783	69,757	833,783	833,783	12/31/2012
05948XUE9	7,158,303	5,731,682	1,426,621	5,731,682	5,731,682	12/31/2012
05948XUF6	3,288,311	856,922	2,431,389	856,922	856,922	12/31/2012
05948XXB2	2,815,031	2,505,151	309,880	2,505,151	2,505,151	12/31/2012
05948XXC0	1,106,743	876,673	230,070	876,673	876,673	12/31/2012
05948XXD8	533,167	388,739	144,428	388,739	388,739	12/31/2012
05948XY96	2,496,124	1,917,693	578,431	1,917,693	1,917,693	12/31/2012
059497AB3	681,261	225,133	456,128	225,133	225,133	12/31/2012
059497AF4	434,201	173,400	260,801	173,400	173,400	12/31/2012
05949AF47	1,309,453	963,444	346,009	963,444	963,444	12/31/2012
05949AQL7	5,727,666	4,429,748	1,297,918	4,429,748	4,429,748	12/31/2012
05949AXN5	2,508,229	243,109	2,265,120	243,109	243,109	12/31/2012
05949AYP9	551,783	116,393	435,390	116,393	116,393	12/31/2012
05949CBN5	201,153	115,049	86,103	115,049	115,049	12/31/2012
06051GCY3	4,454,613	3,755,089	699,524	3,755,089	3,755,089	12/31/2012
07324MAF2	1,145,368	851,220	294,148	851,220	851,220	12/31/2012
07324MAH8	604,972	50,022	554,950	50,022	50,022	12/31/2012
07324SCV2	1,581,889	961,411	620,478	961,411	961,411	12/31/2012
07324YAK5	324,507	105,993	218,514	105,993	105,993	12/31/2012
07325NBR2	2,661,291	1,186,041	1,475,250	1,186,041	1,186,041	12/31/2012
07388LAQ3	766,806	441,000	325,806	441,000	441,000	12/31/2012
12498NAB9	2,257,214	1,443,044	814,170	1,443,044	1,443,044	12/31/2012
12513EAU8	5,195,280	3,200,000	1,995,280	3,200,000	3,200,000	12/31/2012
12513YAK6	2,498,304	1,040,886	1,457,418	1,040,886	1,040,886	12/31/2012
12513YAS9	201,164	15,312	185,853	15,312	15,312	12/31/2012
12558MBM3	2,570,591	2,343,445	227,145	2,343,445	2,343,445	12/31/2012
12666CAF0	66,632	46,335	20,297	46,335	230,695	12/31/2012
126670ZM3	4,521,697	2,087,850	2,433,847	2,087,850	2,087,850	12/31/2012
126673DR0	5,490,616	1,790,140	3,700,476	1,790,140	1,790,140	12/31/2012
126673GC0	1,882,217	466,477	1,415,740	466,477	466,477	12/31/2012
126673JE3	2,921,722	893,016	2,028,706	893,016	893,016	12/31/2012
126673NF5	2,444,100	944,070	1,500,030	944,070	944,070	12/31/2012
126673P48	3,689,072	646,771	3,042,301	646,771	646,771	12/31/2012
126673ZW5	6,875,193	1,063,355	5,811,838	1,063,355	1,063,355	12/31/2012
126673ZZ8	916,600	41,589	875,012	41,589	41,589	12/31/2012
12667FD44	853,903	319,652	534,251	319,652	319,652	12/31/2012
12669EGX8	472,125	284,016	188,110	284,016	284,016	12/31/2012

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

12669ETE6	$ 2,023,158	$ 1,796,839	$ 226,319	$ 1,796,839	$ 1,796,839	12/31/2012
12669FHU0	912,916	642,756	270,160	642,756	642,756	12/31/2012
12669FQF3	134,883	45,887	88,996	45,887	45,887	12/31/2012
12669FSH7	1,816,823	1,457,594	359,228	1,457,594	1,457,594	12/31/2012
12669FXC2	1,316,705	218,161	1,098,544	218,161	218,161	12/31/2012
12669GJK8	3,420,402	1,485,355	1,935,047	1,485,355	1,485,355	12/31/2012
14986DAT7	276,103	191,320	84,783	191,320	191,320	12/31/2012
14986DAU4	99,856	-	99,856	-	57,684	12/31/2012
161546DN3	294,891	266,211	28,680	266,211	266,211	12/31/2012
161546GN0	1,191,358	1,050,069	141,289	1,050,069	1,050,069	12/31/2012
161546HW9	965,266	907,139	58,127	907,139	907,139	12/31/2012
16162WGC7	2,798,809	2,629,303	169,506	2,629,303	2,629,303	12/31/2012
16162WJZ3	1,853,947	1,554,159	299,788	1,554,159	1,554,159	12/31/2012
172973D63	2,577,404	2,391,535	185,869	2,391,535	2,391,535	12/31/2012
172973D89	654,772	550,705	104,067	550,705	550,705	12/31/2012
172973TG4	424,156	352,045	72,111	352,045	352,045	12/31/2012
172973UY3	1,672,701	1,509,911	162,790	1,509,911	1,509,911	12/31/2012
172973YG8	831,247	781,798	49,449	781,798	781,798	12/31/2012
17307GPH5	2,031,634	422,513	1,609,121	422,513	422,513	12/31/2012
17307GVL9	7,821,564	7,095,384	726,180	7,095,384	7,095,384	12/31/2012
17309BAB3	591,631	520,323	71,308	520,323	520,323	12/31/2012
17311QBS8	5,804,504	1,671,609	4,132,895	1,671,609	1,671,609	12/31/2012
20047NAN2	3,447,842	312,261	3,135,581	312,261	312,261	12/31/2012
20173QAK7	2,518,461	1,107,486	1,410,975	1,107,486	1,107,486	12/31/2012
20173QAR2	792,759	80,960	711,799	80,960	80,960	12/31/2012
225458RZ3	113,669	97,224	16,445	97,224	97,224	12/31/2012
22545LAT6	106,492	30,000	76,492	30,000	30,000	12/31/2012
22545MAP2	288,142	7,680	280,462	7,680	7,680	12/31/2012
225470BC6	3,240,696	1,856,928	1,383,768	1,856,928	1,856,928	12/31/2012
225470BE2	1,315,919	439,954	875,965	439,954	439,954	12/31/2012
225470H22	1,501,709	1,325,000	176,709	1,325,000	1,325,000	12/31/2012
294751DF6	554,387	472,565	81,822	472,565	472,565	12/31/2012
294751EL2	530,504	336,684	193,820	336,684	336,684	12/31/2012
294751FA5	3,033,731	1,209,949	1,823,783	1,209,949	1,209,949	12/31/2012
31846LBT2	86,320	77,432	8,888	77,432	77,432	12/31/2012
32027NFV8	811,001	759,568	51,433	759,568	759,568	12/31/2012
32027NNS6	1,306,760	839,774	466,986	839,774	839,774	12/31/2012
32051DL75	627,907	580,897	47,009	580,897	580,897	12/31/2012
32051GEF8	316,042	25,140	290,901	25,140	25,140	12/31/2012
32051GMN2	2,732,660	1,482,063	1,250,597	1,482,063	1,482,063	12/31/2012

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

32051GNB7	$ 3,456,505	$ 694,089	$ 2,762,417	$ 694,089	$ 694,089	12/31/2012
32051GVB8	1,047,616	19,754	1,027,863	19,754	19,754	12/31/2012
32051GWZ4	1,801,125	75,052	1,726,074	75,052	75,052	12/31/2012
32052LAC7	3,144,307	3,142,157	2,150	3,142,157	3,191,132	12/31/2012
361849K68	3,397,716	1,750,000	1,647,716	1,750,000	1,750,000	12/31/2012
361849K84	967,916	479,034	488,882	479,034	479,034	12/31/2012
36185N4T4	1,731,177	1,396,760	334,417	1,396,760	1,396,760	12/31/2012
36228FC61	1,222,535	1,010,471	212,064	1,010,471	1,010,471	12/31/2012
36242D7Y3	3,611,749	2,780,208	831,540	2,780,208	2,780,208	12/31/2012
36242DNF6	1,900,875	949,154	951,722	949,154	949,154	12/31/2012
36242DSU8	3,965,466	3,679,120	286,346	3,679,120	3,679,120	12/31/2012
36828QQS8	1,693,655	382,234	1,311,422	382,234	382,234	12/31/2012
36828QSL1	660,344	275,550	384,794	275,550	275,550	12/31/2012
378961AF3	5,361,449	4,959,812	401,637	4,959,812	4,959,812	12/31/2012
396789KD0	2,384,646	706,484	1,678,162	706,484	706,484	12/31/2012
41161PNC3	64,000	36,962	27,038	36,962	36,962	12/31/2012
45254TTZ7	3,680,351	2,277,556	1,402,795	2,277,556	2,277,556	12/31/2012
466247HF3	1,629,465	340,912	1,288,553	340,912	340,912	12/31/2012
466247HG1	217,621	126,724	90,897	126,724	126,724	12/31/2012
466247QP1	1,281,848	1,200,115	81,734	1,200,115	1,202,187	12/31/2012
466247RD7	765,289	59,623	705,666	59,623	59,623	12/31/2012
466247ST1	78,873	41,834	37,038	41,834	41,834	12/31/2012
466247WV1	263,476	159,243	104,233	159,243	159,243	12/31/2012
46625M7A1	2,231,715	1,825,653	406,063	1,825,653	1,825,653	12/31/2012
46625YBQ5	239,957	139,942	100,015	139,942	139,942	12/31/2012
46625YBR3	3,411,899	944,526	2,467,374	944,526	944,526	12/31/2012
46625YDW0	1,364,398	497,956	866,442	497,956	497,956	12/31/2012
46625YHA4	2,090,251	1,464,901	625,350	1,464,901	1,464,901	12/31/2012
46625YNY5	2,336,117	788,199	1,547,918	788,199	788,199	12/31/2012
46625YRC9	1,518,375	624,837	893,538	624,837	1,311,796	12/31/2012
46625YSU8	2,799,103	1,901,618	897,485	1,901,618	1,901,618	12/31/2012
46625YWB5	4,593,759	743,436	3,850,323	743,436	743,436	12/31/2012
46625YWL3	190,383	139,026	51,357	139,026	139,026	12/31/2012
46627QAA6	97,328	-	97,328	-	36,747	12/31/2012
46629GAR9	886,025	858,660	27,365	858,660	858,660	12/31/2012
46629MAU9	3,034,691	1,670,005	1,364,686	1,670,005	1,670,005	12/31/2012
46629PAJ7	142,477	60,000	82,477	60,000	60,000	12/31/2012
46630AAA6	1,567,232	660,800	906,432	660,800	660,800	12/31/2012
46630VAQ5	1,451,528	473,328	978,200	473,328	473,328	12/31/2012
46630VAS1	303,691	177,560	126,131	177,560	177,560	12/31/2012

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

46631BAN5	$ 1,601,873	$ 784,674	$ 817,199	$ 784,674	$ 784,674	12/31/2012
46632HAN1	6,497,754	2,024,150	4,473,605	2,024,150	2,024,150	12/31/2012
46632MAU4	16,005	1,600	14,405	1,600	1,600	12/31/2012
49436PAD7	15,720	189	15,531	189	189	12/31/2012
49436PAE5	34,279	353	33,925	353	353	12/31/2012
50179MAR2	1,485,782	1,260,000	225,782	1,260,000	1,260,000	12/31/2012
52108H3R3	2,854,698	354,202	2,500,496	354,202	354,202	12/31/2012
52108H3S1	2,089,661	224,614	1,865,046	224,614	224,614	12/31/2012
52108HA87	3,003,898	2,195,094	808,804	2,195,094	2,195,094	12/31/2012
55265KN62	1,977,874	1,714,286	263,589	1,714,286	1,714,286	12/31/2012
55265KZR3	6,180,890	5,309,465	871,425	5,309,465	5,309,465	12/31/2012
55265KZT9	1,625,249	1,123,972	501,277	1,123,972	1,123,972	12/31/2012
55265WAT0	2,335,168	2,235,946	99,223	2,235,946	2,235,946	12/31/2012
55313KAK7	157,312	35,000	122,312	35,000	35,000	12/31/2012
57643LRK4	932,132	652,013	280,118	652,013	652,013	12/31/2012
57643MAY0	379,967	313,039	66,927	313,039	313,039	12/31/2012
57643MHT4	2,529,216	2,139,900	389,316	2,139,900	2,139,900	12/31/2012
57643MHV9	463,949	36,844	427,105	36,844	36,844	12/31/2012
585525EJ3	2,034,283	1,711,824	322,459	1,711,824	1,711,824	12/31/2012
59020UNG6	2,153,883	1,101,756	1,052,126	1,101,756	1,101,756	12/31/2012
59022HEA6	2,888,705	1,490,575	1,398,130	1,490,575	1,490,575	12/31/2012
59022HEB4	1,711,720	1,130,817	580,903	1,130,817	1,203,567	12/31/2012
59022HJV5	2,742,592	1,285,056	1,457,536	1,285,056	1,285,056	12/31/2012
59023BAJ3	6,468,587	4,057,774	2,410,813	4,057,774	4,057,774	12/31/2012
59025KAJ1	4,331,858	641,655	3,690,203	641,655	641,655	12/31/2012
59549RAC8	746,302	722,855	23,447	722,855	722,855	12/31/2012
59549WAD5	2,158,531	2,142,483	16,048	2,142,483	2,142,483	12/31/2012
61750WBD4	18,368	-	18,368	-	12,991	12/31/2012
68403BAE5	5,077,281	4,572,367	504,914	4,572,367	4,572,367	12/31/2012
69335YAJ5	2,533,096	1,684,489	848,607	1,684,489	1,684,489	12/31/2012
70069FGB7	2,641,414	2,590,680	50,734	2,590,680	2,590,680	12/31/2012
73316PAJ9	2,418,891	1,488,569	930,323	1,488,569	1,488,569	12/31/2012
73316PBA7	3,391,850	2,470,631	921,219	2,470,631	2,470,631	12/31/2012
73316PBB5	2,689,792	1,345,967	1,343,824	1,345,967	1,345,967	12/31/2012
73316PBS8	7,360,511	5,263,895	2,096,616	5,263,895	5,263,895	12/31/2012
73316PCK4	1,205,895	863,769	342,126	863,769	863,769	12/31/2012
73316PCL2	617,236	247,748	369,488	247,748	247,748	12/31/2012
73316PGL8	3,011,124	505,477	2,505,647	505,477	505,477	12/31/2012
749577AA0	15,512,951	15,136,511	376,440	15,136,511	15,136,511	12/31/2012
74958AAD6	4,460,147	4,318,699	141,447	4,318,699	4,318,699	12/31/2012

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

74958YAA0	$ 3,630,970	$ 3,503,186	$ 127,784	$ 3,503,186	$ 3,503,186	12/31/2012
75970NAT4	459,097	297,430	161,667	297,430	297,430	12/31/2012
75970QAF7	4,838,532	3,158,690	1,679,841	3,158,690	3,158,690	12/31/2012
759950DS4	2,584,200	628,692	1,955,509	628,692	628,692	12/31/2012
760985D32	1,067,888	409,762	658,125	409,762	409,762	12/31/2012
760985Q61	1,404,801	1,082,380	322,420	1,082,380	1,082,380	12/31/2012
760985TP6	962,542	802,443	160,100	802,443	802,443	12/31/2012
760985TQ4	615,370	466,580	148,790	466,580	466,580	12/31/2012
760985U41	1,338,080	1,234,928	103,152	1,234,928	1,234,928	12/31/2012
760985XY2	942,246	221,342	720,904	221,342	221,342	12/31/2012
760985XZ9	41,387	14,792	26,595	14,792	14,792	12/31/2012
760985YX3	447,707	121,538	326,170	121,538	121,538	12/31/2012
760985ZJ3	1,414,921	731,230	683,691	731,230	731,230	12/31/2012
76110VBX5	317,620	313,198	4,423	313,198	313,198	12/31/2012
76110VPG7	1,459,721	1,320,080	139,641	1,320,080	1,320,080	12/31/2012
76110WC79	1,407,092	1,072,592	334,499	1,072,592	1,072,592	12/31/2012
76110WC87	1,912,817	644,046	1,268,770	644,046	644,046	12/31/2012
76110WVR4	2,427,528	2,263,455	164,073	2,263,455	2,263,455	12/31/2012
76110WVS2	561,192	443,956	117,236	443,956	443,956	12/31/2012
76110WWJ1	1,219,069	449,081	769,987	449,081	449,081	12/31/2012
76111J2B9	1,792,533	1,667,600	124,933	1,667,600	1,667,600	12/31/2012
76111J5M2	2,009,320	1,938,347	70,973	1,938,347	1,938,347	12/31/2012
76111J6G4	522,590	475,143	47,446	475,143	475,143	12/31/2012
76111J7T5	515,962	446,840	69,122	446,840	446,840	12/31/2012
76111XCZ4	450,459	397,853	52,606	397,853	397,853	12/31/2012
76111XEK5	640,342	601,985	38,356	601,985	601,985	12/31/2012
76111XFN8	627,096	575,418	51,678	575,418	575,418	12/31/2012
76111XJA2	642,447	525,950	116,498	525,950	525,950	12/31/2012
76111XPE7	2,323,876	2,076,607	247,269	2,076,607	2,076,607	12/31/2012
76111XPF4	940,353	738,528	201,826	738,528	738,528	12/31/2012
76111XPG2	255,300	127,837	127,463	127,837	127,837	12/31/2012
76112BHZ6	4,495,205	1,949,422	2,545,783	1,949,422	1,949,422	12/31/2012
76113ABJ9	4,652,571	3,957,730	694,841	3,957,730	3,957,730	12/31/2012
79548KA73	2,148,194	1,453,989	694,204	1,453,989	1,453,989	12/31/2012
80382UAT0	860,891	480,890	380,001	480,890	480,890	12/31/2012
81744FGG6	2,979,286	430,677	2,548,610	430,677	430,677	12/31/2012
81744FHQ3	1,531,805	226,201	1,305,604	226,201	226,201	12/31/2012
83611MDJ4	6,919,468	1,544,141	5,375,327	1,544,141	1,544,141	12/31/2012
83611MMK1	2,318,487	2,068,840	249,647	2,068,840	2,068,840	12/31/2012
863576CV4	10,137,251	1,691,574	8,445,678	1,691,574	1,691,574	12/31/2012

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

86359BV81	$ 550,671	$ 388,281	$ 162,390	$ 388,281	$ 388,281	12/31/2012
86359BW98	1,928,966	1,737,904	191,062	1,737,904	1,737,904	12/31/2012
90263BHE1	858,614	654,253	204,361	654,253	654,253	12/31/2012
921796GR3	1,087,264	1,074,777	12,487	1,074,777	1,074,777	12/31/2012
9292275R3	2,037,806	2,019,136	18,669	2,019,136	2,019,136	12/31/2012
929227K21	905,010	819,346	85,664	819,346	819,346	12/31/2012
929227WP7	18,846	11,883	6,963	11,883	11,883	12/31/2012
92922FKK3	2,890,935	2,338,966	551,969	2,338,966	2,338,966	12/31/2012
92922FVM7	1,108,551	825,824	282,727	825,824	825,824	12/31/2012
92922FXB9	342,517	95,136	247,381	95,136	95,136	12/31/2012
9297663A9	3,529,483	2,635,981	893,502	2,635,981	2,635,981	12/31/2012
92976BBV3	1,225,869	768,320	457,549	768,320	768,320	12/31/2012
92977QAQ1	956,053	273,552	682,500	273,552	273,552	12/31/2012
92978MAL0	4,517,268	3,285,509	1,231,760	3,285,509	3,285,509	12/31/2012
92978PAQ2	136,922	29,896	107,026	29,896	29,896	12/31/2012
92978PAR0	648,835	146,401	502,434	146,401	146,401	12/31/2012
939336RN5	4,224,462	3,990,922	233,540	3,990,922	3,990,922	12/31/2012
939336TY9	2,058,741	2,014,369	44,372	2,014,369	2,014,369	12/31/2012
939336TZ6	784,472	719,888	64,584	719,888	719,888	12/31/2012
939336Y31	204,565	62,788	141,777	62,788	62,788	12/31/2012
949760AW2	3,664,355	3,529,257	135,098	3,529,257	3,529,257	12/31/2012
949760AY8	918,895	698,480	220,415	698,480	698,480	12/31/2012
94979YBC8	2,983,747	2,151,562	832,185	2,151,562	2,151,562	12/31/2012
94980DAE8	3,457,958	2,688,892	769,066	2,688,892	2,688,892	12/31/2012
94980DAF5	988,050	709,150	278,900	709,150	709,150	12/31/2012
94980XAS3	4,853,099	3,694,609	1,158,491	3,694,609	3,694,609	12/31/2012
94980XAT1	1,171,346	763,388	407,958	763,388	763,388	12/31/2012
94981FAN2	3,724,374	717,541	3,006,833	717,541	717,541	12/31/2012
94981UAL3	1,474,857	151,858	1,322,999	151,858	151,858	12/31/2012
94982FAS0	7,266,191	3,948,450	3,317,740	3,948,450	3,948,450	12/31/2012
94982MAH9	156,185	155,678	507	155,678	155,678	12/31/2012
94982QAE7	2,801,020	2,398,153	402,868	2,398,153	2,398,153	12/31/2012
94983JAJ1	12,612	6,897	5,715	6,897	6,897	12/31/2012
9292275Q5	5,291,440	4,843,623	447,816	4,843,623	4,842,483	12/31/2012
05947U2X5	2,689,349	2,447,050	242,299	2,447,050	2,447,050	12/31/2012
05947UMH8	3,960,355	3,833,004	127,351	3,833,004	3,833,004	12/31/2012
05947UPX0	2,710,047	2,576,451	133,596	2,576,451	2,576,451	12/31/2012
05947UQA9	4,001,001	3,466,092	534,909	3,466,092	3,466,092	12/31/2012
05947UQC5	4,614,901	3,184,668	1,430,233	3,184,668	3,184,668	12/31/2012
05947USK5	7,235,732	6,552,134	683,598	6,552,134	6,552,134	12/31/2012

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

05950WAM0	$ 6,155,522	$ 2,950,090	$ 3,205,432	$ 2,950,090	$ 2,950,090	12/31/2012
05952AAQ7	994,410	574,470	419,940	574,470	574,470	12/31/2012
07383FWL8	3,970,173	3,589,484	380,689	3,589,484	3,589,484	12/31/2012
126175AK4	4,998,867	4,885,600	113,267	4,885,600	4,885,600	12/31/2012
17309DAH6	5,056,790	3,621,615	1,435,175	3,621,615	3,621,615	12/31/2012
201730BE7	315,190	222,412	92,778	222,412	222,412	12/31/2012
22540VCY6	5,300,000	2,576,966	2,723,034	2,576,966	2,576,966	12/31/2012
22541QSM5	3,988,854	3,920,612	68,242	3,920,612	3,920,612	12/31/2012
22541QSN3	2,033,096	1,967,209	65,887	1,967,209	1,967,209	12/31/2012
22541QV82	2,805,364	2,562,756	242,608	2,562,756	2,562,756	12/31/2012
22541S2W7	734,843	734,622	221	734,622	734,622	12/31/2012
22541SKU1	7,333,054	7,230,109	102,944	7,230,109	7,230,109	12/31/2012
225470DN0	4,453,344	3,808,161	645,183	3,808,161	3,808,161	12/31/2012
22943EAE3	4,800,768	4,671,696	129,072	4,671,696	4,671,696	12/31/2012
23322BNY0	3,204	2	3,202	2	2	12/31/2012
361849ZC9	1,989,039	1,957,282	31,757	1,957,282	1,957,282	12/31/2012
36228CWA7	3,731,162	2,450,505	1,280,657	2,450,505	2,450,505	12/31/2012
36828QFV3	1,999,074	1,985,288	13,786	1,985,288	1,985,288	12/31/2012
36828QFX9	1,978,414	1,919,824	58,590	1,919,824	1,919,824	12/31/2012
36828QHZ2	1,501,180	1,495,583	5,597	1,495,583	1,495,583	12/31/2012
36828QJM9	1,993,588	1,830,870	162,718	1,830,870	1,830,870	12/31/2012
36828QPG5	4,915,146	4,217,910	697,236	4,217,910	4,217,910	12/31/2012
36828QPH3	3,939,836	3,209,208	730,628	3,209,208	3,209,208	12/31/2012
396789KA6	247,495	212,430	35,066	212,430	212,430	12/31/2012
45254NLY1	695,277	609,453	85,823	609,453	609,453	12/31/2012
45254TUA0	2,934,137	1,547,514	1,386,623	1,547,514	1,547,514	12/31/2012
46625M2E8	4,910,704	4,708,695	202,009	4,708,695	4,708,695	12/31/2012
46625M2N8	2,999,379	2,489,277	510,102	2,489,277	2,489,277	12/31/2012
46625M3X5	4,891,658	3,584,858	1,306,800	3,584,858	3,584,858	12/31/2012
46625M3Z0	4,674,255	2,170,905	2,503,349	2,170,905	2,170,905	12/31/2012
46625MB65	8,509,231	8,030,485	478,746	8,030,485	8,030,485	12/31/2012
46625MQ44	5,007,174	3,827,010	1,180,164	3,827,010	3,827,010	12/31/2012
46625MW39	2,490,905	2,420,190	70,715	2,420,190	2,420,190	12/31/2012
46625MW70	7,713,856	7,035,568	678,287	7,035,568	7,035,568	12/31/2012
46625YDJ9	1,493,314	1,305,392	187,923	1,305,392	1,305,392	12/31/2012
46625YDK6	3,969,977	2,800,424	1,169,553	2,800,424	2,800,424	12/31/2012
46625YDS9	999,547	342,957	656,590	342,957	342,957	12/31/2012
46625YGZ0	3,483,534	2,426,305	1,057,229	2,426,305	2,426,305	12/31/2012
46625YNL3	4,999,765	4,492,550	507,215	4,492,550	4,492,550	12/31/2012
46625YNP4	1,277,491	1,269,208	8,284	1,269,208	1,269,208	12/31/2012

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

46628FAQ4	$ 8,933,741	$ 5,572,395	$ 3,361,346	$ 5,572,395	$ 5,572,395	12/31/2012
52108HA79	3,000,457	2,664,654	335,803	2,664,654	2,664,654	12/31/2012
52108HUW2	4,987,024	4,915,340	71,684	4,915,340	4,915,340	12/31/2012
55312VAN8	5,446,398	2,029,290	3,417,108	2,029,290	2,029,290	12/31/2012
59022HBV3	1,994,063	1,334,065	659,997	1,334,065	1,334,065	12/31/2012
61745MTL7	4,195,800	4,141,028	54,772	4,141,028	4,141,028	12/31/2012
61750CAM9	5,005,769	4,002,670	1,003,099	4,002,670	4,002,670	12/31/2012
929766EK5	3,260,218	3,251,266	8,952	3,251,266	3,251,266	12/31/2012
929766KR3	1,212,610	1,131,895	80,715	1,131,895	1,131,895	12/31/2012
929766MZ3	4,992,504	3,987,000	1,005,504	3,987,000	3,987,000	12/31/2012
929766NA7	3,156,200	715,246	2,440,954	715,246	715,246	12/31/2012
929766UG6	606,238	548,833	57,405	548,833	548,833	12/31/2012
929766WN9	6,669,460	6,643,520	25,940	6,643,520	6,643,520	12/31/2012
92976BAC6	7,127,925	5,863,528	1,264,397	5,863,528	5,863,528	12/31/2012
92976BDW9	2,175,297	1,303,884	871,414	1,303,884	1,303,884	12/31/2012
92976BEB4	4,712,125	3,750,837	961,288	3,750,837	3,750,837	12/31/2012
000780CW4	1,351,525	1,325,464	26,060	1,325,464	1,325,464	12/31/2012
004375BF7	901,654	446,924	454,730	446,924	446,924	12/31/2012
040104BV2	7,033,455	6,692,892	340,563	6,692,892	6,692,892	12/31/2012
05946XFJ7	3,044,481	2,776,280	268,201	2,776,280	2,776,280	12/31/2012
05948JAM4	511,640	381,492	130,148	381,492	381,492	12/31/2012
05948KAL3	2,649,704	2,480,382	169,322	2,480,382	2,480,382	12/31/2012
05948KFC8	5,823,204	5,049,686	773,518	5,049,686	5,049,686	12/31/2012
05948KFD6	2,688,379	1,907,999	780,380	1,907,999	1,907,999	12/31/2012
05948KFE4	1,274,865	442,235	832,630	442,235	442,235	12/31/2012
05948XEG2	882,936	550,783	332,153	550,783	550,783	12/31/2012
05948XLA7	947,921	777,446	170,475	777,446	777,446	12/31/2012
05948XM24	747,840	678,751	69,089	678,751	678,751	12/31/2012
05949ACJ7	2,084,590	1,970,321	114,268	1,970,321	1,970,321	12/31/2012
05949AJF8	3,794,004	562,949	3,231,055	562,949	562,949	12/31/2012
06051GAK5	596,185	528,974	67,211	528,974	528,974	12/31/2012
06051GAL3	313,755	265,946	47,809	265,946	265,946	12/31/2012
126502AC7	120,410	106,752	13,659	106,752	106,752	12/31/2012
126502E*0	59,416	51,200	8,216	51,200	51,200	12/31/2012
126671ZS8	139,828	135,133	4,696	135,133	135,133	12/31/2012
12669D2W7	1,238,382	1,052,166	186,216	1,052,166	1,052,166	12/31/2012
12669DMH8	2,203,535	2,108,929	94,606	2,108,929	2,108,929	12/31/2012
12669DZS0	614,208	577,378	36,830	577,378	577,378	12/31/2012
12669EMM5	750,940	554,778	196,162	554,778	554,778	12/31/2012
12669ETF3	761,053	660,167	100,886	660,167	660,167	12/31/2012

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

12669ETG1	$ 402,410	$ 339,204	$ 63,205	$ 339,204	$ 339,204	12/31/2012
12669FHB2	2,473,327	2,321,483	151,844	2,321,483	2,321,483	12/31/2012
12669FHC0	957,419	860,325	97,094	860,325	860,325	12/31/2012
12669FHT3	2,458,036	1,976,478	481,558	1,976,478	1,976,478	12/31/2012
12669GHZ7	312,007	262,360	49,647	262,360	262,360	12/31/2012
15132EHR2	291,035	271,000	20,035	271,000	271,000	12/31/2012
152314LN8	1,410,491	1,155,292	255,199	1,155,292	1,155,292	12/31/2012
161546JL1	992,542	935,680	56,862	935,680	935,680	12/31/2012
16162WGD5	1,699,898	1,510,999	188,898	1,510,999	1,510,999	12/31/2012
172939AB6	22,241	20,376	1,865	20,376	20,376	12/31/2012
172973D71	1,285,475	1,131,114	154,361	1,131,114	1,131,114	12/31/2012
172973TE9	1,714,243	1,546,196	168,047	1,546,196	1,546,196	12/31/2012
172973YF0	2,903,343	2,831,033	72,310	2,831,033	2,831,033	12/31/2012
294751DW9	2,541,893	1,944,940	596,953	1,944,940	1,944,940	12/31/2012
294751DX7	607,492	364,709	242,783	364,709	364,709	12/31/2012
31738VCA1	249,708	245,964	3,744	245,964	245,964	12/31/2012
32051D4G4	2,604,291	1,951,821	652,469	1,951,821	1,951,821	12/31/2012
32051DQ88	127,112	8,458	118,654	8,458	8,458	12/31/2012
32051GJE6	4,663,177	1,217,887	3,445,290	1,217,887	1,217,887	12/31/2012
36185HEC3	1,458,227	1,142,784	315,443	1,142,784	1,142,784	12/31/2012
36185N4S6	4,519,758	3,995,062	524,695	3,995,062	3,995,062	12/31/2012
36185NQ78	3,071,868	2,401,045	670,823	2,401,045	2,401,045	12/31/2012
36228FC20	4,818,893	4,640,985	177,908	4,640,985	4,640,985	12/31/2012
36242DR62	779,111	774,951	4,160	774,951	774,951	12/31/2012
36242DSV6	1,991,751	1,223,886	767,865	1,223,886	1,223,886	12/31/2012
378961AV8	3,695,467	3,273,033	422,434	3,273,033	3,273,033	12/31/2012
44967#AD7	25,853	25,277	575	25,277	25,277	12/31/2012
46626LFL9	494,186	464,790	29,396	464,790	464,790	12/31/2012
493553BL4	301,348	244,319	57,030	244,319	244,319	12/31/2012
55265KJ34	7,590,237	7,375,088	215,149	7,375,088	7,375,088	12/31/2012
55265KN54	6,525,824	5,852,711	673,112	5,852,711	5,852,711	12/31/2012
55265KSX8	1,956,405	1,934,631	21,774	1,934,631	1,934,631	12/31/2012
55265KUP2	2,020,200	1,981,659	38,541	1,981,659	1,981,659	12/31/2012
55265KWS4	547,577	517,895	29,682	517,895	517,895	12/31/2012
55265KWT2	266,851	246,843	20,009	246,843	246,843	12/31/2012
55265KYB9	3,899,236	3,769,244	129,992	3,769,244	3,769,244	12/31/2012
55265WAU7	1,737,608	1,662,925	74,683	1,662,925	1,662,925	12/31/2012
57643MAX2	1,615,539	1,375,797	239,742	1,375,797	1,375,797	12/31/2012
57643MDQ4	1,945,136	1,802,160	142,976	1,802,160	1,802,160	12/31/2012
57643MHU1	871,526	610,612	260,914	610,612	610,612	12/31/2012

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

64352VEH0	$ 3,229,720	$ 3,112,093	$ 117,627	$ 3,112,093	$ 3,112,093	12/31/2012
73316PDT4	5,879,965	1,679,815	4,200,150	1,679,815	1,679,815	12/31/2012
743947AA1	7,317	6,507	810	6,507	6,507	12/31/2012
743947AB9	11,037	10,715	322	10,715	10,715	12/31/2012
74434UCQ5	1,806	1,388	418	1,388	1,388	12/31/2012
74434UJA3	40,036	37,530	2,506	37,530	37,530	12/31/2012
759950BJ6	2,479,245	1,949,944	529,301	1,949,944	1,949,944	12/31/2012
759950BV9	1,599,184	1,305,122	294,063	1,305,122	1,305,122	12/31/2012
760985D24	573,640	532,730	40,910	532,730	532,730	12/31/2012
760985H95	1,409,146	1,302,352	106,794	1,302,352	1,302,352	12/31/2012
760985N56	1,582,236	688,380	893,856	688,380	688,380	12/31/2012
760985VT5	1,582,861	1,497,971	84,890	1,497,971	1,497,971	12/31/2012
760985VU2	638,363	590,371	47,992	590,371	590,371	12/31/2012
760985VV0	408,446	369,933	38,513	369,933	369,933	12/31/2012
76110VMJ4	322,423	309,636	12,787	309,636	309,636	12/31/2012
76110VPT9	461,573	436,327	25,245	436,327	436,327	12/31/2012
76110WRV0	97,679	64,107	33,572	64,107	64,107	12/31/2012
76111J5N0	1,311,341	1,245,602	65,739	1,245,602	1,245,602	12/31/2012
76111XCX9	2,055,130	2,008,122	47,008	2,008,122	2,008,122	12/31/2012
76111XCY7	603,752	567,840	35,913	567,840	567,840	12/31/2012
76111XEJ8	1,808,856	1,712,534	96,322	1,712,534	1,712,534	12/31/2012
76112BAG5	5,113,070	2,282,103	2,830,967	2,282,103	2,282,103	12/31/2012
76112BDV9	2,416,615	1,361,850	1,054,765	1,361,850	1,361,850	12/31/2012
805564QB0	4,546,020	2,738,448	1,807,572	2,738,448	2,738,448	12/31/2012
81375WDS2	542,271	535,097	7,174	535,097	535,097	12/31/2012
86358RR82	96,603	15,594	81,009	15,594	15,594	12/31/2012
86359A4Q3	7,507,376	6,933,519	573,857	6,933,519	6,933,519	12/31/2012
86359A4R1	2,334,756	2,040,373	294,383	2,040,373	2,040,373	12/31/2012
86359AF24	2,317,797	2,167,146	150,651	2,167,146	2,167,146	12/31/2012
86359AP31	2,049,013	1,941,719	107,295	1,941,719	1,941,719	12/31/2012
86359AP49	662,024	617,030	44,994	617,030	617,030	12/31/2012
86359APH0	1,494,813	1,346,465	148,348	1,346,465	1,346,465	12/31/2012
86359APK3	1,117,949	890,387	227,562	890,387	890,387	12/31/2012
86359AUL5	748,257	708,736	39,521	708,736	708,736	12/31/2012
86359AUM3	308,137	282,089	26,048	282,089	282,089	12/31/2012
86359AY56	7,171,930	6,180,032	991,898	6,180,032	6,180,032	12/31/2012
86359AY64	1,733,121	1,248,913	484,208	1,248,913	1,248,913	12/31/2012
86359BX48	425,101	110,716	314,385	110,716	110,716	12/31/2012
929227E51	2,110,415	2,088,064	22,351	2,088,064	2,088,064	12/31/2012
92922FHD3	13,718,261	12,765,252	953,010	12,765,252	12,765,252	12/31/2012

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

92922FQT8	$ 4,636,290	$ 4,324,840	$ 311,450	$ 4,324,840	$ 4,324,840	12/31/2012
939336UA9	613,776	498,739	115,037	498,739	498,739	12/31/2012
939336Z63	1,791,657	347,518	1,444,139	347,518	347,518	12/31/2012
939336ZW6	668,990	604,444	64,546	604,444	604,444	12/31/2012
939336ZX4	451,055	402,421	48,634	402,421	402,421	12/31/2012
94979LAM5	4,198,187	2,126,597	2,071,591	2,126,597	2,126,597	12/31/2012
05946XTX1	63,578	-	63,578	-	9,226	03/31/2011
05949QBV6	439,387	320,778	118,609	320,778	320,778	03/31/2011
12501RAA7	687,384	634,111	53,273	634,111	247,215	03/31/2011
12501RAB5	473,819	455,923	17,896	455,923	278,023	03/31/2011
1729734M8	598,459	34,517	563,942	34,517	34,517	03/31/2011
32051GRL1	216,906	94,593	122,313	94,593	94,593	03/31/2011
32051GVB8	1,061,652	662,991	398,661	662,991	662,991	03/31/2011
32052UAX1	223,793	44,476	179,317	44,476	44,476	03/31/2011
362341EV7	200,442	127,315	73,127	127,315	127,315	03/31/2011
36828QMN3	1,572,785	1,190,445	382,340	1,190,445	1,190,445	03/31/2011
466247HG1	167,823	136,184	31,639	136,184	136,184	03/31/2011
466247ST1	306,662	263,619	43,043	263,619	263,619	03/31/2011
46625YRC9	4,458,814	3,074,844	1,383,970	3,074,844	3,074,844	03/31/2011
52520MGD9	367,415	321,919	45,496	321,919	612,377	03/31/2011
59025KAJ1	4,854,518	4,165,509	689,009	4,165,509	4,165,509	03/31/2011
74958AAD6	5,925,044	5,918,038	7,006	5,918,038	5,243,442	03/31/2011
74958YAA0	4,966,566	4,956,324	10,242	4,956,324	4,422,432	03/31/2011
75970QAF7	5,410,463	5,363,550	46,913	5,363,550	3,439,667	03/31/2011
760985XZ9	212,864	65,288	147,576	65,288	65,288	03/31/2011
76110WVR4	3,211,131	3,207,855	3,276	3,207,855	2,619,300	03/31/2011
76111XA60	47,620	29,572	18,048	29,572	29,572	03/31/2011
929227WP7	105,591	89,560	16,031	89,560	10,934	03/31/2011
92922FH27	1,386,838	80,165	1,306,673	80,165	80,165	03/31/2011
04542BMW9	114,495	106,111	8,384	106,111	106,111	06/30/2011
05948KJX8	4,736,028	4,735,999	29	4,735,999	3,904,985	06/30/2011
05949AQL7	6,499,368	6,498,921	447	6,498,921	5,007,687	06/30/2011
05949QBV6	2,438,027	335,492	2,102,535	335,492	335,492	06/30/2011
12669FQF3	116,729	79,244	37,485	79,244	79,244	06/30/2011
1729734M8	224,643	37,434	187,209	37,434	37,434	06/30/2011
32051GD77	1,206,432	110,044	1,096,388	110,044	110,044	06/30/2011
32051GRL1	109,815	36,279	73,536	36,279	36,279	06/30/2011
32051GVB8	665,328	601,955	63,373	601,955	601,955	06/30/2011
32052LAT0	150,776	112,095	38,681	112,095	112,095	06/30/2011
32052UAX1	101,690	25,904	75,786	25,904	46,534	06/30/2011

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

362341EV7	$ 120,714	$ 79,368	$ 41,346	$ 79,368	$ 79,368	06/30/2011
378961AF3	7,146,891	7,128,339	18,552	7,128,339	6,168,008	06/30/2011
393505QZ8	3,700,762	3,666,005	34,757	3,666,005	3,963,679	06/30/2011
396789KD0	4,005,465	3,107,559	897,906	3,107,559	2,690,682	06/30/2011
466247HG1	164,017	133,674	30,343	133,674	133,674	06/30/2011
466247ST1	210,248	193,695	16,553	193,695	193,695	06/30/2011
46625YHA4	3,048,496	2,090,251	958,245	2,090,251	1,459,754	06/30/2011
46625YSU8	2,987,943	2,034,739	953,204	2,034,739	2,034,739	06/30/2011
52520MGD9	281,889	257,299	24,590	257,299	277,975	06/30/2011
73316PGL8	905,964	835,934	70,030	835,934	835,934	06/30/2011
749577AA0	20,091,722	20,001,589	90,133	20,001,589	18,045,720	06/30/2011
74958AAD6	5,918,038	5,883,237	34,801	5,883,237	5,310,489	06/30/2011
74958YAA0	4,909,517	4,855,315	54,202	4,855,315	4,484,588	06/30/2011
75970QAF7	5,363,550	5,334,229	29,321	5,334,229	2,978,902	06/30/2011
760985XZ9	67,558	51,399	16,159	51,399	51,399	06/30/2011
760985YX3	772,122	771,413	709	771,413	134,671	06/30/2011
76110WWJ1	548,807	548,777	30	548,777	548,777	06/30/2011
76111XA60	124,883	-	124,883	-	25	06/30/2011
76111XXX6	125,032	112,682	12,350	112,682	112,682	06/30/2011
863576AT1	131,834	128,663	3,171	128,663	128,663	06/30/2011
929227Z66	5,128,490	5,127,793	697	5,127,793	4,143,659	06/30/2011
92922FH27	90,411	73,028	17,383	73,028	73,028	06/30/2011
94981FAN2	1,435,300	1,419,729	15,571	1,419,729	1,419,729	06/30/2011
94983JAJ1	1,754,968	215,801	1,539,167	215,801	215,801	06/30/2011
94983NAN3	1,928,910	275,047	1,653,863	275,047	275,047	06/30/2011
058931BR6	4,003,028	807,566	3,195,462	807,566	807,566	09/30/2011
05948KCC1	2,200,773	2,194,261	6,512	2,194,261	1,397,800	09/30/2011
05948KJX8	4,670,175	4,665,114	5,061	4,665,114	3,859,951	09/30/2011
05948KMR7	1,973,971	1,961,471	12,500	1,961,471	1,961,471	09/30/2011
05948KTP4	1,045,935	1,037,456	8,479	1,037,456	1,037,456	09/30/2011
05949AQL7	6,375,850	6,373,905	1,945	6,373,905	5,099,796	09/30/2011
12498NAB9	2,496,412	2,487,974	8,438	2,487,974	1,776,388	09/30/2011
12669EGX8	794,335	787,816	6,519	787,816	355,249	09/30/2011
12669FQF3	191,381	121,550	69,831	121,550	121,550	09/30/2011
1729734M8	249,998	2,861	247,137	2,861	2,861	09/30/2011
32051GD77	136,440	82,385	54,055	82,385	82,385	09/30/2011
32051GMN2	2,821,948	2,821,279	669	2,821,279	1,447,532	09/30/2011
32051GRL1	563,098	4,600	558,498	4,600	4,600	09/30/2011
32051GVB8	937,953	701,759	236,194	701,759	701,759	09/30/2011
32052LAT0	546,240	97,984	448,256	97,984	97,984	09/30/2011

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

32052UAX1	$ 22,506	$ -	$ 22,506	$ -	$ 2,131	09/30/2011
362341EV7	193,579	73,217	120,362	73,217	73,217	09/30/2011
36242DYN7	1,245,587	191,813	1,053,774	191,813	191,813	09/30/2011
36828QQS8	2,292,515	1,681,795	610,720	1,681,795	1,681,795	09/30/2011
378961AF3	6,823,930	6,823,597	333	6,823,597	5,917,366	09/30/2011
41161PNC3	490,169	271,297	218,872	271,297	271,297	09/30/2011
466247HG1	187,421	125,127	62,294	125,127	125,127	09/30/2011
466247RD7	177,307	72,229	105,078	72,229	72,229	09/30/2011
466247ST1	141,876	88,983	52,893	88,983	88,983	09/30/2011
46625YRC9	3,185,700	2,017,746	1,167,954	2,017,746	2,017,746	09/30/2011
46625YWB5	3,407,724	1,995,408	1,412,316	1,995,408	1,995,408	09/30/2011
52108RAF9	23,037,046	22,826,282	210,764	22,826,282	22,455,728	09/30/2011
52520MGD9	251,205	-	251,205	-	210,301	09/30/2011
57643MAY0	653,019	631,992	21,027	631,992	447,902	09/30/2011
57643MHT4	3,096,463	3,084,054	12,409	3,084,054	2,507,802	09/30/2011
57643MHV9	330,179	314,810	15,369	314,810	314,810	09/30/2011
59022HEB4	2,612,095	1,958,614	653,481	1,958,614	1,076,814	09/30/2011
59022HJV5	3,321,042	2,742,592	578,450	2,742,592	1,281,305	09/30/2011
69335YAJ5	1,192,980	1,191,908	1,072	1,191,908	1,191,908	09/30/2011
73316PCL2	414,590	366,316	48,274	366,316	366,316	09/30/2011
749577AA0	20,001,589	19,931,154	70,435	19,931,154	17,887,740	09/30/2011
74958AAD6	5,731,239	5,695,345	35,894	5,695,345	4,851,337	09/30/2011
74958EAG1	10,031,158	9,967,239	63,919	9,967,239	9,397,290	09/30/2011
75970QAF7	5,334,229	5,308,922	25,307	5,308,922	2,966,313	09/30/2011
760985XZ9	143,765	89,346	54,419	89,346	55,486	09/30/2011
760985YX3	771,413	771,294	119	771,294	136,716	09/30/2011
76110WWJ1	500,717	500,610	107	500,610	500,610	09/30/2011
76111XPF4	1,261,129	1,260,953	176	1,260,953	774,735	09/30/2011
76111XPG2	674,890	588,362	86,528	588,362	236,411	09/30/2011
76111XXX6	314,771	112,085	202,686	112,085	112,085	09/30/2011
79548KA73	3,421,473	3,420,266	1,207	3,420,266	2,035,242	09/30/2011
863576AT1	368,875	85,218	283,657	85,218	85,218	09/30/2011
929227Z66	5,073,191	5,070,516	2,675	5,070,516	4,094,174	09/30/2011
92922FH27	97,182	66,765	30,417	66,765	66,765	09/30/2011
92922FKK3	3,207,478	3,198,049	9,429	3,198,049	2,547,647	09/30/2011
9297663A9	4,028,914	3,529,483	499,431	3,529,483	1,986,182	09/30/2011
94983JAJ1	351,280	170,099	181,181	170,099	170,099	09/30/2011
94983NAN3	173,817	92,809	81,008	92,809	92,809	09/30/2011
05950EAG3	30,183,307	30,056,008	127,299	30,056,008	29,669,370	12/31/2011
00011#AA1	2,100,280	1,547,987	552,293	1,547,987	1,547,987	12/31/2011

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

03072SQX6	$ 2,050,818	$ 423,137	$ 1,627,681	$ 423,137	$ 423,137	12/31/2011
04542BMV1	1,328,167	643,496	684,671	643,496	643,496	12/31/2011
04542BMW9	506,326	64,724	441,602	64,724	64,724	12/31/2011
058931BR6	7,177,477	543,772	6,633,705	543,772	543,772	12/31/2011
05946XGH0	382,543	356,478	26,065	356,478	356,478	12/31/2011
05948KCC1	1,392,116	1,391,706	410	1,391,706	1,391,706	12/31/2011
05948KCD9	515,244	442,579	72,665	442,579	442,579	12/31/2011
05948KDV8	884,509	108,900	775,609	108,900	108,900	12/31/2011
05948KGM5	694,551	596,539	98,012	596,539	596,539	12/31/2011
05948KHW2	816,786	706,375	110,411	706,375	706,375	12/31/2011
05948KMR7	1,661,014	1,658,803	2,211	1,658,803	1,658,803	12/31/2011
05948KST7	1,053,127	639,748	413,379	639,748	639,748	12/31/2011
05948KTP4	1,183,682	1,181,674	2,008	1,181,674	1,181,674	12/31/2011
05948KVE6	2,258,559	2,247,528	11,031	2,247,528	2,247,528	12/31/2011
05948KVF3	727,012	207,877	519,135	207,877	207,877	12/31/2011
05948KYD5	2,251,679	362,895	1,888,784	362,895	362,895	12/31/2011
05948X2A8	2,137,551	2,128,744	8,807	2,128,744	1,763,555	12/31/2011
05948XXB2	3,109,409	3,107,330	2,079	3,107,330	2,729,311	12/31/2011
05948XXD8	262,117	257,777	4,340	257,777	257,777	12/31/2011
05949AXN5	540,501	325,520	214,981	325,520	325,520	12/31/2011
05949CQD1	6,597,410	6,595,176	2,234	6,595,176	6,239,982	12/31/2011
05949QBV6	2,415,385	241,556	2,173,829	241,556	249,771	12/31/2011
12666CAF0	123,383	69,224	54,159	69,224	503,275	12/31/2011
12669EGX8	375,979	280,186	95,793	280,186	280,186	12/31/2011
12669ETE6	2,498,517	2,493,814	4,703	2,493,814	2,221,902	12/31/2011
12669FHU0	719,948	717,904	2,044	717,904	717,904	12/31/2011
12669FQF3	245,424	132,049	113,375	132,049	132,049	12/31/2011
12669FSH7	1,435,476	995,092	440,384	995,092	995,092	12/31/2011
12669FXC2	404,672	273,184	131,488	273,184	273,184	12/31/2011
161546DN3	351,057	349,900	1,157	349,900	349,900	12/31/2011
161546HW9	756,388	726,182	30,206	726,182	726,182	12/31/2011
16162WGC7	3,461,672	3,449,244	12,428	3,449,244	3,227,112	12/31/2011
16162WJZ3	2,371,231	2,359,279	11,952	2,359,279	2,062,297	12/31/2011
1729734M8	623,572	-	623,572	-	19	12/31/2011
172973D63	3,192,154	3,169,067	23,087	3,169,067	2,380,205	12/31/2011
172973D89	670,127	651,802	18,325	651,802	651,802	12/31/2011
172973TG4	594,441	593,328	1,113	593,328	484,583	12/31/2011
17307GPH5	1,010,982	353,916	657,066	353,916	353,916	12/31/2011
17307GVL9	7,834,492	7,821,564	12,928	7,821,564	5,494,912	12/31/2011
294751DF6	557,080	555,914	1,166	555,914	330,203	12/31/2011

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

32027NFV8	$ 1,017,588	$ 1,016,627	$ 961	$ 1,016,627	$ 890,143	12/31/2011
32051GD77	528,714	40,604	488,110	40,604	40,604	12/31/2011
32051GEF8	63,140	23,752	39,388	23,752	23,752	12/31/2011
32051GMN2	1,490,618	1,489,908	710	1,489,908	1,489,908	12/31/2011
32051GRL1	499,454	951	498,503	951	1,829	12/31/2011
32051GVB8	1,206,614	269,833	936,781	269,833	269,833	12/31/2011
32051GWZ4	1,162,314	921,577	240,737	921,577	921,577	12/31/2011
32051GZ99	7,237,940	7,235,767	2,173	7,235,767	6,445,194	12/31/2011
32052LAT0	714,063	36,692	677,371	36,692	36,692	12/31/2011
362341EV7	901,766	34,276	867,490	34,276	12,027	12/31/2011
36242DYN7	687,876	76,701	611,175	76,701	89,736	12/31/2011
41161PNC3	3,018,573	221,195	2,797,378	221,195	221,195	12/31/2011
466247HG1	1,123,781	176,277	947,504	176,277	176,277	12/31/2011
466247RD7	1,203,396	58,102	1,145,294	58,102	58,102	12/31/2011
466247ST1	1,360,058	92,874	1,267,184	92,874	92,874	12/31/2011
466247WV1	3,456,993	287,019	3,169,974	287,019	287,019	12/31/2011
46625YDW0	2,406,451	1,401,920	1,004,531	1,401,920	1,401,920	12/31/2011
46625YNY5	3,241,193	1,021,498	2,219,695	1,021,498	1,021,498	12/31/2011
46629GAH1	11,020,499	11,018,895	1,604	11,018,895	10,454,169	12/31/2011
55265WAT0	2,992,397	2,969,350	23,047	2,969,350	2,687,695	12/31/2011
57643LRK4	1,097,221	1,070,887	26,334	1,070,887	457,086	12/31/2011
57643MAY0	612,710	515,169	97,541	515,169	395,635	12/31/2011
59025KAJ1	3,907,836	2,335,500	1,572,336	2,335,500	2,335,500	12/31/2011
68403BAE5	5,268,205	5,161,869	106,336	5,161,869	3,522,620	12/31/2011
73316PBB5	1,575,032	1,354,955	220,077	1,354,955	1,354,955	12/31/2011
73316PCL2	393,515	335,646	57,869	335,646	335,646	12/31/2011
749577AA0	19,406,292	19,136,446	269,846	19,136,446	17,368,349	12/31/2011
74958AAD6	5,437,888	5,412,308	25,580	5,412,308	4,943,011	12/31/2011
74958EAG1	9,967,239	9,898,451	68,788	9,898,451	8,974,350	12/31/2011
74958YAA0	4,583,343	4,455,509	127,834	4,455,509	3,814,289	12/31/2011
75970NAT4	5,959,232	535,899	5,423,333	535,899	421,417	12/31/2011
75970QAF7	5,308,923	4,983,532	325,391	4,983,532	2,622,406	12/31/2011
759950DS4	840,905	647,426	193,479	647,426	647,426	12/31/2011
759950DT2	1,489,823	298,370	1,191,453	298,370	298,370	12/31/2011
760985D32	532,550	339,945	192,605	339,945	339,945	12/31/2011
760985Q61	1,015,461	595,619	419,842	595,619	595,619	12/31/2011
760985TQ4	830,301	828,530	1,771	828,530	676,091	12/31/2011
760985XY2	622,403	254,807	367,596	254,807	254,807	12/31/2011
760985YX3	770,112	451,882	318,230	451,882	134,281	12/31/2011
760985ZJ3	642,566	436,305	206,261	436,305	436,305	12/31/2011

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

76110WC87	$ 750,726	$ 626,383	$ 124,343	$ 626,383	$ 626,383	12/31/2011
76110WVS2	370,484	333,673	36,811	333,673	333,673	12/31/2011
76110WWJ1	552,222	482,590	69,632	482,590	482,590	12/31/2011
76111XCZ4	614,758	612,514	2,244	612,514	455,771	12/31/2011
76111XEK5	1,050,178	1,044,486	5,692	1,044,486	961,912	12/31/2011
76111XPG2	270,306	242,952	27,354	242,952	242,952	12/31/2011
76111XXX6	1,384,838	46,272	1,338,566	46,272	157,240	12/31/2011
863576AT1	1,620,876	17,608	1,603,268	17,608	37,280	12/31/2011
863576CV4	2,993,569	2,910,155	83,414	2,910,155	2,910,155	12/31/2011
90263BHE1	883,466	858,821	24,645	858,821	608,721	12/31/2011
929227WP7	82,125	20,448	61,677	20,448	12,864	12/31/2011
92922FH27	263,260	37,024	226,236	37,024	37,024	12/31/2011
92922FXB9	388,231	141,252	246,979	141,252	141,252	12/31/2011
929766C43	1,500,952	1,499,955	997	1,499,955	1,426,053	12/31/2011
939336Y31	334,049	214,920	119,129	214,920	214,920	12/31/2011
949760AW2	4,914,535	4,901,463	13,072	4,901,463	4,665,359	12/31/2011
94981FAN2	1,383,151	1,280,331	102,820	1,280,331	1,280,331	12/31/2011
94981UAL3	1,055,663	300,291	755,372	300,291	300,291	12/31/2011
94983JAJ1	171,925	123,493	48,432	123,493	123,493	12/31/2011
94983NAN3	1,238,828	31,651	1,207,177	31,651	68,415	12/31/2011
97180*FL7	1,784,426	947,685	836,741	947,685	947,685	12/31/2011
04542BMW9	163,346	160,150	3,196	160,150	160,150	03/31/2010
05948KJX8	5,085,617	5,070,831	14,786	5,070,831	3,044,716	03/31/2010
05948KYD5	1,130,518	1,126,693	3,825	1,126,693	1,126,693	03/31/2010
05948XXC0	1,490,624	1,480,529	10,095	1,480,529	987,361	03/31/2010
059497AF4	3,009,716	1,679,420	1,330,296	1,679,420	288,571	03/31/2010
05949AQL7	7,370,316	7,222,748	147,568	7,222,748	4,295,382	03/31/2010
07388LAQ3	2,664,161	2,448,776	215,385	2,448,776	846,215	03/31/2010
12513YAS9	525,912	410,719	115,193	410,719	410,719	03/31/2010
12669FQF3	834,006	737,326	96,680	737,326	169,856	03/31/2010
14986DAT7	3,137,985	1,142,533	1,995,452	1,142,533	837,853	03/31/2010
14986DAU4	1,020,551	658,935	361,616	658,935	694,661	03/31/2010
161546HE9	7,479,230	7,478,623	607	7,478,623	3,334,619	03/31/2010
172973YG8	1,670,825	1,669,866	959	1,669,866	1,140,727	03/31/2010
17307GVL9	7,862,741	7,834,493	28,248	7,834,493	4,920,625	03/31/2010
19075CAL7	1,712,054	1,564,519	147,535	1,564,519	898,237	03/31/2010
20047NAN2	7,029,548	5,118,446	1,911,102	5,118,446	2,938,690	03/31/2010
20173QAR2	1,584,995	1,234,810	350,185	1,234,810	747,376	03/31/2010
225458RZ3	1,035,044	200,698	834,346	200,698	277,185	03/31/2010
22545LAT6	439,955	332,939	107,016	332,939	121,477	03/31/2010

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

24763LFY1	$ 561,822	$ 538,115	$ 23,707	$ 538,115	$ 296,317	03/31/2010
294751FA5	1,639,916	1,603,298	36,618	1,603,298	1,603,298	03/31/2010
361849K84	1,936,810	1,417,161	519,649	1,417,161	798,768	03/31/2010
36228FC61	1,546,683	1,545,575	1,108	1,545,575	1,545,575	03/31/2010
36242DYN7	477,674	469,311	8,363	469,311	469,311	03/31/2010
36828QSL1	4,840,420	660,344	4,180,076	660,344	896,775	03/31/2010
46625YBQ5	1,001,702	371,970	629,732	371,970	418,914	03/31/2010
46625YBR3	7,505,956	4,984,873	2,521,083	4,984,873	947,025	03/31/2010
46627QAA6	2,916,509	1,849,052	1,067,457	1,849,052	1,603,888	03/31/2010
46629MAU9	3,788,101	3,241,420	546,681	3,241,420	992,881	03/31/2010
46630VAS1	1,597,543	1,195,892	401,651	1,195,892	756,919	03/31/2010
46631BAN5	6,418,655	3,552,290	2,866,365	3,552,290	1,208,011	03/31/2010
59023NAS7	1,057,720	172,962	884,758	172,962	172,962	03/31/2010
61750WBD4	592,726	150,106	442,620	150,106	189,092	03/31/2010
69335YAJ5	2,661,078	2,642,652	18,426	2,642,652	1,137,763	03/31/2010
73316PBB5	738,420	734,002	4,418	734,002	734,002	03/31/2010
73316PCK4	1,207,016	1,205,895	1,121	1,205,895	612,767	03/31/2010
73316PCL2	269,630	268,265	1,365	268,265	268,265	03/31/2010
76110WWJ1	650,648	649,453	1,195	649,453	649,453	03/31/2010
76111XA60	719,495	513,327	206,168	513,327	513,327	03/31/2010
863576AT1	262,582	250,910	11,672	250,910	250,910	03/31/2010
929227Z66	6,968,632	6,922,086	46,546	6,922,086	4,734,268	03/31/2010
929766D42	2,936,327	2,315,970	620,357	2,315,970	2,687,157	03/31/2010
929766TU7	2,020,496	1,813,590	206,906	1,813,590	1,766,645	03/31/2010
92977QAQ1	1,214,832	956,053	258,779	956,053	832,427	03/31/2010
92978TAW1	1,044,074	912,432	131,642	912,432	306,577	03/31/2010
982512AC9	240,000	-	240,000	-	160,000	03/31/2010
982512AD7	270,000	-	270,000	-	150,000	03/31/2010
000780KJ4	2,472,754	2,450,454	22,300	2,450,454	1,475,438	06/30/2010
04542BMW9	319,454	176,197	143,257	176,197	176,197	06/30/2010
05946XTX1	498,941	148,217	350,724	148,217	148,217	06/30/2010
05948KCC1	2,500,508	2,499,042	1,466	2,499,042	1,860,238	06/30/2010
05948KJX8	5,018,923	5,015,726	3,197	5,015,726	3,159,525	06/30/2010
05948KST7	885,235	879,839	5,396	879,839	879,839	06/30/2010
05948KTP4	1,467,660	1,464,290	3,370	1,464,290	1,464,290	06/30/2010
059497AF4	1,679,420	729,597	949,823	729,597	302,072	06/30/2010
05949AQL7	7,091,458	7,087,744	3,714	7,087,744	4,386,158	06/30/2010
07388LAQ3	2,448,776	861,057	1,587,719	861,057	914,626	06/30/2010
12513YAS9	592,740	201,164	391,576	201,164	422,835	06/30/2010
12669FQF3	723,927	695,845	28,082	695,845	170,468	06/30/2010

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

1729734B2	$ 10,369,524	$ 10,328,482	$ 41,042	$ 10,328,482	$ 9,845,910	06/30/2010
17309BAB3	3,315,004	3,204,330	110,674	3,204,330	1,931,124	06/30/2010
20047NAN2	5,118,446	3,891,086	1,227,360	3,891,086	3,386,225	06/30/2010
225458RZ3	200,698	179,469	21,229	179,469	317,887	06/30/2010
22545LAT6	332,938	212,132	120,806	212,132	130,326	06/30/2010
24763LFY1	533,733	473,182	60,551	473,182	275,243	06/30/2010
32051GD77	766,269	418,021	348,248	418,021	418,021	06/30/2010
32052UAX1	254,919	178,199	76,720	178,199	178,199	06/30/2010
36242DYN7	481,991	481,146	845	481,146	481,146	06/30/2010
393505QZ8	3,729,647	3,700,762	28,885	3,700,762	3,564,991	06/30/2010
466247HG1	253,893	191,598	62,295	191,598	191,598	06/30/2010
46629GAR9	2,889,411	886,025	2,003,386	886,025	1,320,992	06/30/2010
46629MAU9	3,241,421	3,034,691	206,730	3,034,691	1,051,762	06/30/2010
46630AAA6	4,068,290	1,567,232	2,501,058	1,567,232	1,294,678	06/30/2010
46630VAQ5	5,695,973	4,916,541	779,432	4,916,541	1,736,071	06/30/2010
46630VAS1	1,195,892	795,922	399,970	795,922	800,606	06/30/2010
52108H3R3	4,960,373	3,239,380	1,720,993	3,239,380	1,727,429	06/30/2010
52108H3S1	6,441,029	3,608,579	2,832,450	3,608,579	942,927	06/30/2010
52470UAJ4	470,139	371,968	98,171	371,968	705,000	06/30/2010
55313KAK7	1,186,450	603,064	583,386	603,064	511,459	06/30/2010
59023NAS7	509,783	169,442	340,341	169,442	169,442	06/30/2010
61750CAT4	386,659	300,386	86,273	300,386	350,832	06/30/2010
61750WBD4	150,106	120,699	29,407	120,699	136,556	06/30/2010
69335YAJ5	2,632,954	2,631,479	1,475	2,631,479	1,190,602	06/30/2010
75970QAF7	6,180,351	6,165,261	15,090	6,165,261	3,067,781	06/30/2010
760985YX3	917,631	917,298	333	917,298	180,999	06/30/2010
76110WWJ1	651,460	650,763	697	650,763	650,763	06/30/2010
76111XA60	219,869	164,533	55,336	164,533	164,533	06/30/2010
76111XPF4	1,482,549	1,482,525	24	1,482,525	958,700	06/30/2010
76111XXX6	341,776	278,381	63,395	278,381	278,381	06/30/2010
79548KA73	3,852,829	3,852,502	327	3,852,502	2,069,474	06/30/2010
863576AT1	288,946	258,059	30,887	258,059	258,059	06/30/2010
929227Z66	6,597,439	6,593,172	4,267	6,593,172	4,610,062	06/30/2010
929766D42	2,315,970	2,014,001	301,969	2,014,001	3,081,130	06/30/2010
92976BBV3	1,981,127	1,754,571	226,556	1,754,571	825,900	06/30/2010
92978MAL0	6,459,170	5,667,635	791,535	5,667,635	2,203,832	06/30/2010
92978TAW1	912,432	310,094	602,338	310,094	324,603	06/30/2010
939336Y31	591,862	191,673	400,189	191,673	191,673	06/30/2010
03702WAK0	901,336	846,217	55,119	846,217	163,800	09/30/2010
05946XTX1	97,076	36,779	60,297	36,779	36,779	09/30/2010

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

05948KCC1	$ 2,457,109	$ 2,454,980	$ 2,129	$ 2,454,980	$ 1,864,815	09/30/2010
05948KGK9	5,644,212	5,637,378	6,834	5,637,378	3,627,031	09/30/2010
05948KJX8	4,960,880	4,959,318	1,562	4,959,318	3,209,528	09/30/2010
05948KTP4	1,484,002	1,464,574	19,428	1,464,574	1,464,574	09/30/2010
05949AQL7	6,913,447	6,911,857	1,590	6,911,857	4,405,716	09/30/2010
05949CQD1	7,028,946	7,025,882	3,065	7,025,882	6,610,080	09/30/2010
07324MAF2	1,833,107	1,396,120	436,987	1,396,120	357,102	09/30/2010
07324MAH8	1,127,494	753,783	373,711	753,783	78,372	09/30/2010
07324YAK5	1,033,205	730,253	302,951	730,253	420,492	09/30/2010
07388LAQ3	861,057	766,806	94,251	766,806	963,604	09/30/2010
12513EAU8	7,743,834	5,195,280	2,548,554	5,195,280	3,000,039	09/30/2010
14986DAT7	1,142,533	675,315	467,218	675,315	1,041,873	09/30/2010
14986DAU4	658,935	260,355	398,580	260,355	739,644	09/30/2010
17309BAB3	2,921,148	2,331,794	589,354	2,331,794	1,943,993	09/30/2010
20047NAN2	3,891,086	3,447,842	443,244	3,447,842	3,559,671	09/30/2010
20173QAR2	1,234,810	792,759	442,051	792,759	879,448	09/30/2010
225458RZ3	179,469	113,669	65,801	113,669	315,630	09/30/2010
22545LAT6	212,132	161,272	50,861	161,272	137,033	09/30/2010
225470H22	2,490,925	1,501,709	989,216	1,501,709	667,541	09/30/2010
24763LFY1	464,853	405,394	59,459	405,394	277,440	09/30/2010
30249YAC7	928,590	821,510	107,080	821,510	70,000	09/30/2010
32051GVB8	1,475,156	1,224,159	250,997	1,224,159	1,224,159	09/30/2010
32052UAX1	983,428	139,360	844,069	139,360	139,360	09/30/2010
361849K68	4,886,861	4,140,080	746,781	4,140,080	2,134,556	09/30/2010
361849K84	1,417,161	967,916	449,245	967,916	827,018	09/30/2010
36828QQS8	4,722,738	2,886,895	1,835,843	2,886,895	1,350,415	09/30/2010
46625YBR3	4,984,873	4,041,145	943,728	4,041,145	4,084,059	09/30/2010
46625YDW0	4,024,429	3,910,989	113,440	3,910,989	1,372,045	09/30/2010
46625YNY5	7,708,957	5,427,441	2,281,515	5,427,441	2,392,480	09/30/2010
46627QAA6	1,849,052	720,428	1,128,624	720,428	1,817,355	09/30/2010
46630VAQ5	4,916,541	3,176,271	1,740,271	3,176,271	1,819,895	09/30/2010
46630VAS1	795,922	303,691	492,231	303,691	831,497	09/30/2010
46631BAN5	3,552,290	1,601,873	1,950,417	1,601,873	1,350,706	09/30/2010
501673AA5	7,823,069	7,643,277	179,792	7,643,277	6,985,475	09/30/2010
52108H3R3	3,239,380	3,079,175	160,205	3,079,175	1,808,802	09/30/2010
52108H3S1	3,608,579	3,096,806	511,773	3,096,806	922,856	09/30/2010
57643LRK4	1,595,201	1,580,900	14,301	1,580,900	832,745	09/30/2010
59022HJV5	6,163,822	4,492,159	1,671,663	4,492,159	2,421,887	09/30/2010
59023BAJ3	6,610,785	6,468,587	142,198	6,468,587	3,585,236	09/30/2010
61750CAT4	300,386	265,031	35,355	265,031	365,641	09/30/2010

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

61750WBD4	$ 120,699	$ 90,758	$ 29,941	$ 90,758	$ 118,203	09/30/2010
69335YAJ5	2,621,890	2,618,601	3,289	2,618,601	1,220,855	09/30/2010
74958AAD6	5,978,385	5,977,848	538	5,977,848	5,451,282	09/30/2010
75970QAF7	6,165,261	5,990,156	175,105	5,990,156	3,534,000	09/30/2010
760985XZ9	1,029,985	424,003	605,982	424,003	177,288	09/30/2010
760985YX3	917,298	917,083	214	917,083	183,292	09/30/2010
76111XA60	376,816	117,087	259,729	117,087	117,087	09/30/2010
79548KA73	3,852,502	3,851,756	745	3,851,756	2,308,375	09/30/2010
863576AT1	180,309	178,696	1,614	178,696	178,696	09/30/2010
929227WP7	166,429	118,630	47,800	118,630	4,374	09/30/2010
929227Z66	6,143,586	6,142,145	1,441	6,142,145	4,362,464	09/30/2010
92976BBV3	1,754,571	1,558,689	195,882	1,558,689	972,621	09/30/2010
92978TAW1	310,094	140,244	169,849	140,244	337,741	09/30/2010
94982MAH9	211,734	70,341	141,392	70,341	70,341	09/30/2010
94982MAJ5	246,297	11,878	234,420	11,878	3,353	09/30/2010
03702WAK0	846,217	765,304	80,913	765,304	227,500	12/31/2010
058931BR6	2,372,861	2,035,212	337,649	2,035,212	2,035,212	12/31/2010
05946XTX1	782,843	17,627	765,216	17,627	17,627	12/31/2010
05948KYD5	2,980,670	1,146,902	1,833,768	1,146,902	1,146,902	12/31/2010
05949QBV6	4,844,699	360,042	4,484,657	360,042	360,042	12/31/2010
07324MAF2	1,396,120	1,145,368	250,752	1,145,368	638,792	12/31/2010
07324MAH8	753,783	604,972	148,811	604,972	237,294	12/31/2010
07324SCV2	2,401,515	2,088,844	312,671	2,088,844	1,374,812	12/31/2010
07324YAK5	708,659	587,686	120,973	587,686	413,579	12/31/2010
12513YAK6	2,496,971	1,443,260	1,053,711	1,443,260	1,443,260	12/31/2010
12558MBM3	3,247,227	3,246,368	859	3,246,368	1,697,988	12/31/2010
12669FQF3	248,932	194,676	54,256	194,676	194,676	12/31/2010
14986DAT7	675,316	276,103	399,213	276,103	970,463	12/31/2010
1729734M8	457,557	134,580	322,977	134,580	134,580	12/31/2010
19075CAL7	1,564,519	1,405,971	158,548	1,405,971	1,252,320	12/31/2010
225470BC6	2,512,002	1,908,758	603,244	1,908,758	1,908,758	12/31/2010
225470BE2	1,405,664	811,496	594,168	811,496	811,496	12/31/2010
24763LFY1	395,102	237,201	157,901	237,201	260,771	12/31/2010
30249YAC7	821,511	679,736	141,775	679,736	150,000	12/31/2010
32051GD77	1,759,378	435,593	1,323,785	435,593	435,593	12/31/2010
32051GEF8	69,228	23,366	45,862	23,366	23,366	12/31/2010
32051GNB7	1,370,928	690,671	680,257	690,671	690,671	12/31/2010
32051GVB8	2,591,522	1,216,677	1,374,845	1,216,677	1,216,677	12/31/2010
32052LAT0	845,340	386,404	458,936	386,404	386,404	12/31/2010
32052UAX1	198,000	104,891	93,109	104,891	104,891	12/31/2010

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

361849K68	$ 4,140,081	$ 3,397,716	$ 742,365	$ 3,397,716	$ 2,132,186	12/31/2010
36185N4T4	2,526,810	2,498,866	27,944	2,498,866	1,470,067	12/31/2010
362341EV7	620,364	350,784	269,580	350,784	350,784	12/31/2010
36242DYN7	502,111	501,388	723	501,388	501,388	12/31/2010
41161PNC3	1,088,687	419,527	669,160	419,527	419,527	12/31/2010
466247HG1	766,300	137,008	629,292	137,008	137,008	12/31/2010
466247ST1	440,254	262,265	177,989	262,265	262,265	12/31/2010
46625YBQ5	371,970	239,957	132,013	239,957	645,469	12/31/2010
46625YBR3	4,041,145	3,411,899	629,246	3,411,899	3,809,170	12/31/2010
46625YDW0	3,910,989	3,385,871	525,118	3,385,871	1,367,837	12/31/2010
46625YRC9	5,802,991	3,582,883	2,220,108	3,582,883	3,582,883	12/31/2010
46625YSU8	2,453,973	2,031,513	422,460	2,031,513	2,031,513	12/31/2010
46629PAJ7	224,525	208,317	16,208	208,317	208,317	12/31/2010
501673AA5	7,128,339	7,123,086	5,253	7,123,086	6,660,438	12/31/2010
50179MAR2	2,412,499	1,485,782	926,717	1,485,782	2,147,855	12/31/2010
52108H3R3	3,079,175	2,854,698	224,477	2,854,698	1,154,094	12/31/2010
52520MGD9	798,362	415,414	382,948	415,414	551,928	12/31/2010
55313KAK7	603,064	157,312	445,752	157,312	467,689	12/31/2010
57643LRK4	1,554,982	1,195,982	359,000	1,195,982	844,168	12/31/2010
59022HEA6	3,006,376	2,888,705	117,671	2,888,705	1,795,782	12/31/2010
59022HEB4	2,758,100	2,612,095	146,005	2,612,095	1,386,249	12/31/2010
59022HJV5	3,595,170	2,424,054	1,171,116	2,424,054	2,424,054	12/31/2010
59023NAS7	889,189	-	889,189	-	51,488	12/31/2010
61750WBD4	90,758	44,566	46,192	44,566	66,506	12/31/2010
749577AA0	20,177,132	20,091,722	85,410	20,091,722	18,676,820	12/31/2010
74958AAD6	5,977,847	5,925,044	52,803	5,925,044	5,460,000	12/31/2010
74958YAA0	5,031,438	4,966,566	64,872	4,966,566	4,431,025	12/31/2010
75970QAF7	5,990,156	5,410,463	579,693	5,410,463	3,273,302	12/31/2010
76111XA60	1,399,254	60,304	1,338,950	60,304	60,304	12/31/2010
76111XXX6	555,787	272,945	282,842	272,945	272,945	12/31/2010
863576AT1	1,011,402	365,193	646,209	365,193	365,193	12/31/2010
929227WP7	117,689	116,577	1,112	116,577	4,443	12/31/2010
9297663A9	5,554,741	4,028,914	1,525,827	4,028,914	1,224,167	12/31/2010
92976BBV3	1,153,698	820,878	332,820	820,878	820,878	12/31/2010
92978PAR0	835,535	648,835	186,700	648,835	970,875	12/31/2010
94982MAH9	293,093	62,028	231,065	62,028	62,028	12/31/2010
94982MAJ5	11,382	-	11,382	-	3,648	12/31/2010
94983JAJ1	1,002,072	349,065	653,007	349,065	349,065	12/31/2010
52470LAL9	6,985,639	1,400,193	5,585,446	1,400,193	1,750,000	09/30/2009
22545MAP2	1,159,551	288,142	871,409	288,142	573,973	09/30/2009

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

52470UAJ4	$ 4,688,325	$ 470,139	$ 4,218,186	$ 470,139	$ 470,000	09/30/2009
92977QAQ1	5,174,207	1,630,057	3,544,150	1,630,057	686,376	09/30/2009
14986DAU4	1,709,398	1,304,079	405,319	1,304,079	667,264	09/30/2009
982512AD7	3,000,000	270,000	2,730,000	270,000	270,000	09/30/2009
939336Y31	2,026,129	1,259,088	767,041	1,259,088	317,326	09/30/2009
62940HAG0	60	-	60	-	77,866	09/30/2009
92978PAR0	1,230,854	1,022,472	208,382	1,022,472	427,024	09/30/2009
46630JBN8	2,659,534	1,547,406	1,112,128	1,547,406	466,082	09/30/2009
00011#AA1	4,212,719	2,105,098	2,107,621	2,105,098	2,106,360	09/30/2009
94985JBM1	9,858,656	7,806,976	2,051,680	7,806,976	7,900,000	09/30/2009
52520MGD9	8,418,688	6,465,075	1,953,613	6,465,075	1,342,816	09/30/2009
982512AC9	2,000,000	240,000	1,760,000	240,000	240,000	09/30/2009
92922FXB9	1,056,201	819,717	236,484	819,717	226,047	09/30/2009
61750CAT4	422,293	386,659	35,634	386,659	285,233	09/30/2009
46630VAS1	3,514,501	2,430,615	1,083,886	2,430,615	1,178,095	09/30/2009
12666CAF0	1,137,783	108,140	1,029,643	108,140	108,140	09/30/2009
07388LAQ3	3,688,803	2,664,161	1,024,642	2,664,161	670,209	09/30/2009
92922FHE1	5,909,853	4,959,175	950,678	4,959,175	4,238,455	09/30/2009
92978TAW1	2,259,889	1,534,166	725,723	1,534,166	431,440	09/30/2009
94983NAN3	3,823,387	3,108,005	715,382	3,108,005	1,264,882	09/30/2009
929766RC9	986,883	286,139	700,744	286,139	294,110	09/30/2009
760985XZ9	1,118,083	422,713	695,370	422,713	422,713	09/30/2009
41161PNC3	4,145,640	4,145,606	34	4,145,606	780,989	09/30/2009
32052LAT0	2,609,333	2,105,917	503,416	2,105,917	582,883	09/30/2009
126670ZM3	5,000,000	4,522,872	477,128	4,522,872	1,131,355	09/30/2009
362341EV7	1,873,949	1,449,004	424,945	1,449,004	644,672	09/30/2009
04544PAE9	5,500,000	5,078,219	421,781	5,078,219	1,932,007	09/30/2009
14986DAT7	5,019,721	4,640,950	378,771	4,640,950	836,312	09/30/2009
32052UAX1	2,215,022	1,840,129	374,893	1,840,129	331,534	09/30/2009
76113ABJ9	5,000,000	4,652,571	347,429	4,652,571	1,507,580	09/30/2009
07325NBR2	3,000,000	2,661,291	338,709	2,661,291	205,926	09/30/2009
45254TTZ7	4,000,000	3,680,351	319,649	3,680,351	1,296,632	09/30/2009
92922FVM7	1,528,813	1,214,899	313,914	1,214,899	866,598	09/30/2009
12669GJK8	3,912,446	3,640,807	271,639	3,640,807	1,668,658	09/30/2009
05949AF47	1,701,838	1,452,385	249,453	1,452,385	403,640	09/30/2009
22545LAT6	481,914	439,326	42,588	439,326	129,012	09/30/2009
81744FGG6	3,235,863	3,017,797	218,066	3,017,797	858,741	09/30/2009
760985XY2	1,823,208	1,612,669	210,539	1,612,669	788,427	09/30/2009
83611MDJ4	1,435,961	1,238,822	197,139	1,238,822	1,238,822	09/30/2009
07324SCV2	2,936,189	2,751,255	184,934	2,751,255	1,256,524	09/30/2009

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

81744FHQ3	$ 2,014,843	$ 1,832,170	$ 182,673	$ 1,832,170	$ 586,803	09/30/2009
92978PAQ2	450,685	274,574	176,111	274,574	71,175	09/30/2009
07324MAF2	2,000,001	1,833,107	166,894	1,833,107	240,000	09/30/2009
161546HE9	8,046,825	7,882,684	164,141	7,882,684	3,986,115	09/30/2009
59020UNG6	3,116,869	2,958,347	158,522	2,958,347	1,244,393	09/30/2009
94982MAJ5	431,149	281,054	150,095	281,054	41,812	09/30/2009
83611MMK1	4,310,134	4,165,753	144,381	4,165,753	3,213,951	09/30/2009
61750WBD4	732,301	592,726	139,575	592,726	152,259	09/30/2009
17307GVL9	7,996,278	7,862,741	133,537	7,862,741	4,750,552	09/30/2009
05947U5C8	3,710,081	3,607,910	102,171	3,607,910	3,243,545	09/30/2009
57643LRK4	2,000,000	1,907,872	92,128	1,907,872	963,306	09/30/2009
058931BR6	11,371,571	11,283,550	88,021	11,283,550	1,973,481	09/30/2009
393505QZ8	3,816,034	3,729,647	86,387	3,729,647	2,983,040	09/30/2009
921796HD3	2,746,710	2,668,591	78,119	2,668,591	2,410,776	09/30/2009
07324MAH8	1,202,000	1,127,494	74,506	1,127,494	72,120	09/30/2009
70069FGB7	3,000,000	2,926,370	73,630	2,926,370	1,984,218	09/30/2009
30249YAC7	1,000,000	928,590	71,410	928,590	80,000	09/30/2009
07324YAK5	1,221,964	1,155,619	66,345	1,155,619	360,113	09/30/2009
86359BW98	2,000,000	1,934,091	65,909	1,934,091	1,109,004	09/30/2009
05949QBV6	9,345,379	9,281,254	64,125	9,281,254	2,695,278	09/30/2009
05946XGG2	14,811,796	14,750,498	61,298	14,750,498	10,657,216	09/30/2009
05948KDT3	7,338,265	7,281,442	56,823	7,281,442	4,117,024	09/30/2009
55265KZT9	2,663,503	2,607,377	56,126	2,607,377	1,235,036	09/30/2009
05948KRR2	6,003,719	5,948,027	55,692	5,948,027	2,965,353	09/30/2009
05948KTP4	2,450,491	2,396,695	53,796	2,396,695	2,396,695	09/30/2009
73316PAJ9	2,963,570	2,911,805	51,765	2,911,805	1,290,531	09/30/2009
949760AY8	2,000,521	1,951,714	48,807	1,951,714	1,107,708	09/30/2009
05948KDV8	1,589,017	1,543,043	45,974	1,543,043	294,134	09/30/2009
12667FD44	1,000,000	956,557	43,443	956,557	412,204	09/30/2009
94983QAL0	9,761,307	9,718,494	42,813	9,718,494	8,200,000	09/30/2009
05948KHW2	1,368,202	1,326,345	41,857	1,326,345	538,017	09/30/2009
294751FA5	3,732,993	3,691,195	41,798	3,691,195	1,645,545	09/30/2009
05948KCU1	4,934,707	4,893,451	41,256	4,893,451	2,892,012	09/30/2009
05948KDU0	3,365,059	3,324,479	40,580	3,324,479	1,399,368	09/30/2009
32027NNS6	1,894,230	1,853,732	40,498	1,853,732	1,059,058	09/30/2009
12669FXC2	2,231,806	2,192,100	39,706	2,192,100	622,285	09/30/2009
86359BV81	1,332,327	1,293,683	38,644	1,293,683	796,625	09/30/2009
32051GD77	4,057,716	4,020,725	36,991	4,020,725	457,353	09/30/2009
80382UAT0	1,382,139	1,346,185	35,954	1,346,185	639,116	09/30/2009
94983HAE6	6,949,595	6,916,514	33,081	6,916,514	6,481,074	09/30/2009

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

161546GN0	$ 1,585,814	$ 1,552,789	$ 33,025	$ 1,552,789	$ 661,209	09/30/2009
05946XGH0	1,661,356	1,628,896	32,460	1,628,896	1,628,896	09/30/2009
73316PBB5	2,959,275	2,927,866	31,409	2,927,866	752,340	09/30/2009
05948KGM5	1,283,048	1,252,179	30,869	1,252,179	426,357	09/30/2009
36242DSU8	3,995,581	3,965,466	30,115	3,965,466	1,964,400	09/30/2009
36228FC61	2,466,883	2,438,890	27,993	2,438,890	1,619,877	09/30/2009
000780GM2	1,529,671	1,501,780	27,891	1,501,780	1,286,499	09/30/2009
32051GWZ4	3,793,221	3,765,374	27,847	3,765,374	1,607,941	09/30/2009
05948XDK4	2,064,327	2,039,416	24,911	2,039,416	1,612,303	09/30/2009
05948KJZ3	1,003,980	979,169	24,811	979,169	378,811	09/30/2009
05948KCC1	2,662,512	2,637,954	24,558	2,637,954	1,923,238	09/30/2009
76111XA60	3,419,200	3,394,730	24,470	3,394,730	504,814	09/30/2009
79548KA73	3,877,304	3,853,161	24,143	3,853,161	2,114,452	09/30/2009
05948KGL7	2,728,102	2,704,923	23,179	2,704,923	1,423,328	09/30/2009
172973YG8	1,778,018	1,755,723	22,295	1,755,723	1,253,287	09/30/2009
05948KHV4	2,903,736	2,882,005	21,731	2,882,005	1,314,819	09/30/2009
05948XUE9	9,079,088	9,057,459	21,629	9,057,459	6,666,364	09/30/2009
863576AT1	2,654,654	2,633,856	20,798	2,633,856	782,459	09/30/2009
12669FQF3	886,171	865,747	20,424	865,747	189,734	09/30/2009
76111XJA2	1,168,979	1,149,017	19,962	1,149,017	590,151	09/30/2009
05948XUF6	4,159,336	4,139,391	19,945	4,139,391	2,735,553	09/30/2009
75970QAF7	6,200,000	6,180,351	19,649	6,180,351	2,819,369	09/30/2009
59023NAS7	210,356	190,791	19,565	190,791	190,791	09/30/2009
1729734M8	2,110,476	2,092,667	17,809	2,092,667	217,727	09/30/2009
172973D89	1,200,206	1,182,572	17,634	1,182,572	570,730	09/30/2009
126673ZW5	6,892,709	6,875,193	17,516	6,875,193	1,428,106	09/30/2009
73316PGL8	3,097,204	3,081,154	16,050	3,081,154	1,011,781	09/30/2009
36242DNF6	1,916,862	1,900,875	15,987	1,900,875	753,653	09/30/2009
863576CV4	13,336,016	13,321,409	14,607	13,321,409	3,879,489	09/30/2009
126673DR0	5,504,724	5,490,616	14,108	5,490,616	2,961,121	09/30/2009
05948KNU9	3,517,370	3,505,447	11,923	3,505,447	1,546,716	09/30/2009
05946XTX1	1,272,012	1,260,090	11,922	1,260,090	320,030	09/30/2009
05948KHU6	6,776,820	6,764,966	11,854	6,764,966	4,227,900	09/30/2009
172973UY3	3,291,891	3,280,044	11,847	3,280,044	1,556,863	09/30/2009
76111XXX6	2,108,395	2,096,980	11,415	2,096,980	203,201	09/30/2009
12498NAB9	3,869,708	3,858,572	11,136	3,858,572	2,985,682	09/30/2009
76111XFN8	1,178,532	1,168,989	9,543	1,168,989	624,489	09/30/2009
05948KYD5	1,144,187	1,134,648	9,539	1,134,648	1,134,648	09/30/2009
9292275R3	4,623,774	4,614,688	9,086	4,614,688	3,566,745	09/30/2009
05949AYP9	1,481,161	1,472,139	9,022	1,472,139	264,908	09/30/2009

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

126673P48	$ 3,698,052	$ 3,689,072	$ 8,980	$ 3,689,072	$ 897,646	09/30/2009
32051DL75	1,471,427	1,462,462	8,965	1,462,462	932,952	09/30/2009
05948KJY6	2,341,037	2,334,051	6,986	2,334,051	1,186,638	09/30/2009
126673JE3	2,928,643	2,921,722	6,921	2,921,722	913,718	09/30/2009
73316PCK4	1,213,795	1,207,016	6,779	1,207,016	545,252	09/30/2009
05948KST7	2,634,023	2,627,244	6,779	2,627,244	878,384	09/30/2009
04542BMW9	986,607	979,876	6,731	979,876	261,633	09/30/2009
73316PBA7	3,400,239	3,393,581	6,658	3,393,581	1,616,222	09/30/2009
04542BMV1	2,961,218	2,955,282	5,936	2,955,282	1,272,742	09/30/2009
76110WC87	2,782,895	2,776,966	5,929	2,776,966	1,207,355	09/30/2009
05946XFK4	2,305,673	2,299,746	5,927	2,299,746	1,380,840	09/30/2009
126673NF5	2,449,935	2,444,100	5,835	2,444,100	624,503	09/30/2009
76112BHZ6	4,500,508	4,495,205	5,303	4,495,205	967,537	09/30/2009
17309BAB3	4,460,319	4,455,085	5,234	4,455,085	2,760,754	09/30/2009
05948KVF3	1,895,405	1,890,433	4,972	1,890,433	652,633	09/30/2009
126673GC0	1,886,987	1,882,217	4,770	1,882,217	399,302	09/30/2009
76110WC79	1,987,831	1,983,803	4,028	1,983,803	989,420	09/30/2009
161546HW9	1,826,923	1,824,265	2,658	1,824,265	486,507	09/30/2009
17307GPH5	2,793,950	2,791,540	2,410	2,791,540	1,158,195	09/30/2009
12558MBM3	3,741,659	3,739,287	2,372	3,739,287	1,208,716	09/30/2009
126673ZZ8	918,957	916,600	2,357	916,600	101,071	09/30/2009
760985YX3	921,902	919,948	1,954	919,948	174,201	09/30/2009
000780KJ4	2,704,947	2,703,042	1,905	2,703,042	1,481,815	09/30/2009
76110WVS2	948,581	946,805	1,776	946,805	433,727	09/30/2009
55265KN62	4,216,252	4,214,523	1,729	4,214,523	3,158,209	09/30/2009
49436PAD7	8,114	6,463	1,651	6,463	18,750	09/30/2009
03072SQW8	2,411,577	2,410,465	1,112	2,410,465	324,128	09/30/2009
05948X5C1	1,329,548	1,329,210	338	1,329,210	494,543	09/30/2009
05949CQD1	7,029,101	7,028,946	155	7,028,946	6,117,840	09/30/2009
294751EL2	688,089	687,939	150	687,939	189,294	09/30/2009
76111XPF4	1,582,656	1,582,626	30	1,582,626	1,026,600	09/30/2009
52520MGD9	6,457,436	802,118	5,655,318	802,118	1,007,185	12/31/2009
05950VAV2	2,347,277	-	2,347,277	-	1,720,809	12/31/2009
19075CAL7	6,588,882	1,712,054	4,876,828	1,712,054	872,746	12/31/2009
12666CAF0	3,956,428	109,455	3,846,973	109,455	109,455	12/31/2009
92977QAQ1	1,630,057	1,214,832	415,225	1,214,832	803,782	12/31/2009
46630JBN8	2,507,276	-	2,507,276	-	521,355	12/31/2009
14986DAU4	1,304,079	1,020,551	283,528	1,020,551	692,779	12/31/2009
46625YWL3	3,850,659	190,383	3,660,276	190,383	960,272	12/31/2009
20173QAR2	5,017,973	1,584,996	3,432,977	1,584,996	724,486	12/31/2009

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

92978TAM3	$ 3,382,212	$ 384,005	$ 2,998,207	$ 384,005	$ 701,486	12/31/2009
939336Y31	591,631	331,868	259,763	331,868	331,868	12/31/2009
039279AD6	2,913,397	93,038	2,820,359	93,038	462,400	12/31/2009
92978PAR0	1,022,473	835,535	186,938	835,535	657,536	12/31/2009
46629YAR0	1,812,715	-	1,812,715	-	881,574	12/31/2009
50179MAR2	6,120,728	2,412,499	3,708,229	2,412,499	984,643	12/31/2009
92976UAE0	787,206	-	787,206	-	776,158	12/31/2009
55313KAK7	3,111,989	1,186,450	1,925,539	1,186,450	529,488	12/31/2009
46630VAS1	2,430,615	1,597,543	833,072	1,597,543	965,910	12/31/2009
14986DAT7	4,640,950	3,137,985	1,502,965	3,137,985	828,309	12/31/2009
92922FXB9	328,528	210,089	118,439	210,089	210,089	12/31/2009
46629MAU9	5,229,909	3,788,101	1,441,808	3,788,101	984,955	12/31/2009
76111XA60	1,724,371	505,901	1,218,470	505,901	505,901	12/31/2009
92978TAW1	1,534,165	1,044,074	490,091	1,044,074	298,409	12/31/2009
46630EAP5	1,784,701	-	1,784,701	-	1,427,915	12/31/2009
12513YAS9	977,144	707,933	269,211	707,933	463,176	12/31/2009
929766TU7	3,005,384	2,020,496	984,888	2,020,496	1,228,252	12/31/2009
929766RC9	286,139	30,699	255,440	30,699	397,716	12/31/2009
03927PAG3	967,933	26,498	941,435	26,498	102,500	12/31/2009
83611MDJ4	1,920,970	1,287,577	633,393	1,287,577	1,287,577	12/31/2009
32052UAX1	657,866	335,246	322,620	335,246	335,246	12/31/2009
36242D7Y3	4,616,450	3,994,454	621,996	3,994,454	1,528,751	12/31/2009
03927PAE8	4,025,740	3,513,463	512,277	3,513,463	1,061,813	12/31/2009
161546HW9	932,751	433,836	498,915	433,836	433,836	12/31/2009
126670ZM3	4,522,872	4,521,697	1,175	4,521,697	1,733,065	12/31/2009
04544PAE9	5,078,219	5,045,815	32,404	5,045,815	1,741,718	12/31/2009
05948KVF3	1,082,955	637,052	445,903	637,052	637,052	12/31/2009
81744FHQ3	521,191	268,780	252,411	268,780	268,780	12/31/2009
12669GJK8	3,586,261	3,542,023	44,238	3,542,023	1,408,487	12/31/2009
92978PAQ2	274,574	136,922	137,652	136,922	74,128	12/31/2009
04542BMW9	492,332	228,941	263,391	228,941	228,941	12/31/2009
81744FGG6	1,336,150	1,331,444	4,706	1,331,444	1,331,444	12/31/2009
76111J6G4	1,299,758	1,093,144	206,614	1,093,144	583,775	12/31/2009
59020UNG6	1,221,083	1,215,962	5,121	1,215,962	1,215,962	12/31/2009
12667FD44	956,556	853,903	102,653	853,903	415,403	12/31/2009
32051GD77	515,097	411,794	103,303	411,794	411,794	12/31/2009
12669FXC2	2,158,004	2,069,445	88,559	2,069,445	509,396	12/31/2009
05946XGG2	14,568,401	14,508,165	60,236	14,508,165	10,355,641	12/31/2009
393505QZ8	3,834,016	3,729,647	104,369	3,729,647	3,185,172	12/31/2009
86359BW98	1,934,092	1,928,966	5,126	1,928,966	1,194,206	12/31/2009

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND
2010

20.  SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS (CONTINUED)

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported

05946XGH0	$ 1,146,994	$ 1,114,628	$ 32,366	$ 1,114,628	$ 1,114,628	12/31/2009
05948KTP4	1,352,946	1,351,720	1,226	1,351,720	1,351,720	12/31/2009
94983QAL0	9,718,495	9,708,975	9,520	9,708,975	8,800,000	12/31/2009
73316PBB5	815,103	801,523	13,580	801,523	801,523	12/31/2009
80382UAT0	1,174,916	1,171,632	3,284	1,171,632	570,286	12/31/2009
000780AX4	1,332,875	1,297,611	35,264	1,297,611	463,084	12/31/2009
94984EAD4	8,881,011	8,849,306	31,705	8,849,306	8,212,374	12/31/2009
69335YAJ5	2,700,687	2,670,388	30,299	2,670,388	1,128,164	12/31/2009
94982FAS0	7,801,857	7,775,269	26,588	7,775,269	2,712,794	12/31/2009
05948KCC1	2,598,158	2,598,122	36	2,598,122	1,855,173	12/31/2009
79548KA73	3,853,161	3,852,829	332	3,852,829	2,101,269	12/31/2009
863576AT1	307,409	305,817	1,592	305,817	305,817	12/31/2009
05948KHV4	1,285,785	1,285,647	138	1,285,647	1,285,647	12/31/2009
94982QAE7	1,824,206	1,805,617	18,589	1,805,617	1,805,617	12/31/2009
1729734M8	232,824	232,362	462	232,362	232,362	12/31/2009
863576CV4	3,816,873	3,813,277	3,596	3,813,277	3,813,277	12/31/2009
05948KHU6	6,663,738	6,659,494	4,244	6,659,494	4,099,059	12/31/2009
466247HF3	324,064	309,427	14,637	309,427	309,427	12/31/2009
73316PBS8	7,374,627	7,360,511	14,116	7,360,511	3,870,072	12/31/2009
73316PCL2	249,414	235,528	13,886	235,528	235,528	12/31/2009
05948KYD5	1,124,112	1,120,866	3,246	1,120,866	1,120,866	12/31/2009
05948KST7	867,584	865,700	1,884	865,700	865,700	12/31/2009
73316PBA7	3,393,581	3,391,850	1,731	3,391,850	1,559,969	12/31/2009
466247HG1	298,770	297,709	1,061	297,709	297,709	12/31/2009
05948X5C1	1,290,122	1,290,072	50	1,290,072	468,637	12/31/2009
74041AAD5	10,000,249	6,900,249	3,100,000	6,900,249	2,912,500	12/31/2009
Total	$ 3,207,854,633	$ 2,555,666,406	$ 652,188,244	$ 2,555,666,406	$ 2,060,302,724

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Participants of Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex Four, Regatta Flex II, Regatta Choice II, Sun Life Financial Master Extra, Sun Life Financial Masters Extra II, Sun Life Financial Masters Choice, Sun Life Financial Masters Choice II, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters Flex II, Sun Life Financial Masters IV, Sun Life Financial Masters VII, Sun Life Financial Masters B Share, and Sun Life Financial Masters I Share Contracts of Sun Life of Canada (U.S.) Variable Account F and the Board of Directors of Sun Life Assurance Company of Canada (U.S.) (the “Sponsor”):

We have audited the accompanying statements of assets and liabilities of AllianceBernstein VPS Balanced Wealth Strategy Portfolio (Class B) Sub-Account, AllianceBernstein VPS Dynamic Asset Allocation Portfolio Class B Sub-Account, AllianceBernstein VPS International Growth Portfolio (Class B) Sub-Account, AllianceBernstein VPS International Value Portfolio (Class B) Sub-Account, AllianceBernstein VPS Small/Mid Cap Value Fund (Class B) Sub-Account, BlackRock Global Allocation V.I. Fund (Class III) Sub-Account, Columbia Variable Portfolio - Marsico 21st Century Fund Class 1 Sub-Account, Columbia Variable Portfolio - Marsico 21st Century Fund Class 2 Sub-Account, Columbia Variable Portfolio - Marsico Growth Fund Class 1 Sub-Account, Columbia Variable Portfolio - Marsico Growth Fund Class 2 Sub-Account, Columbia Variable Portfolio - Marsico International Opportunities Fund Class 2 Sub-Account, Columbia Variable Portfolio - Small Cap Value Fund Class 2 Sub-Account, Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account, Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account, Fidelity VIP Freedom 2010 Portfolio (Service Class 2) Sub-Account, Fidelity VIP Freedom 2015 Portfolio (Service Class 2) Sub-Account, Fidelity VIP Freedom 2020 Portfolio (Service Class 2) Sub-Account, Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account, First Eagle Overseas Variable Fund Sub-Account, Franklin Templeton VIP Founding Funds Allocation Fund (Class 2) Sub-Account, Franklin Templeton VIP Franklin Income Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Franklin Income Securities Fund Class 4 Sub-Account, Franklin Templeton VIP Franklin Mutual Shares Securities Fund Class 4 Sub-Account, Franklin Templeton VIP Franklin Small Cap Value Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Franklin Small Cap Value Securities Fund Class 4 Sub-Account, Franklin Templeton VIP Franklin Strategic Income Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Franklin Strategic Income Securities Fund Class 4 Sub-Account, Franklin Templeton VIP Mutual Shares Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Templeton Developing Markets Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Templeton Foreign Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Templeton Global Bond Securities Class 4 Sub-Account, Franklin Templeton VIP Templeton Growth Securities Fund (Class 2) Sub-Account, Huntington VA Balanced Fund Sub-Account, Huntington VA Dividend Capture Sub-Account, Huntington VA Growth Sub-Account, Huntington VA Income Equity Sub-Account, Huntington VA International Equity Sub-Account, Huntington VA Macro 100 Sub-Account, Huntington VA Mid Corp America Fund Sub-Account, Huntington VA Mortgage Securities Sub-Account, Huntington VA New Economy Fund Sub-Account, Huntington VA Real Strategies Fund Sub-Account, Huntington VA Rotating Markets Sub-Account, Huntington VA Situs Fund Sub-Account, Invesco V.I. International Growth Fund II Sub-Account, Invesco Van Kampen V.I. American Value Fund (Series II) Sub-Account, Invesco Van Kampen V.I. Comstock Fund Series II Sub-Account, Invesco Van Kampen V.I. Equity and Income Fund II Sub-Account, JPMorgan Insurance Trust Core Bond Portfolio (Class 2) Sub-Account, JPMorgan Insurance Trust U.S. Equity Portfolio (Class 2) Sub-Account, Lazard Retirement Emerging Markets Equity Portfolio Service Class Sub-Account, Lord Abbett Series Fund - Growth Opportunities Portfolio VC Sub-Account, Lord Abbett Series Fund- Fundamental Equity Portfolio VC Sub-Account, MFS Growth Portfolio Initial Class Sub-Account, MFS Growth Portfolio Service Class Sub-Account, MFS VIT I Growth Series Initial Class Sub-Account, MFS VIT I Growth Series Service Class Sub-Account, MFS VIT I Mid Cap Growth Series Initial Class Sub-Account, MFS VIT I Mid Cap Growth Series Service Class Sub-Account, MFS VIT I New Discovery Series Service Class Sub-Account, MFS VIT I Research Bond Series Service Class Sub-Account, MFS VIT I Research Series Service Class Sub-Account, MFS VIT I Value Series Initial Class Sub-Account, MFS VIT I Value Series Service Class Sub-Account, MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account, MFS VIT II Blended Research Core Equity Portfolio S Class Sub-Account, MFS VIT II Bond Portfolio I Class Sub-Account, MFS VIT II Bond Portfolio S Class Sub-Account, MFS VIT II Core Equity Portfolio I Class Sub-Account, MFS VIT II Core Equity Portfolio S Class Sub-Account, MFS VIT II Emerging Markets Equity Portfolio I Class Sub-Account, MFS VIT II Emerging Markets Equity Portfolio S Class Sub-Account, MFS VIT II Global Governments Portfolio I Class Sub-Account, MFS VIT II Global Governments Portfolio S Class Sub-Account, MFS VIT II Global Growth Portfolio I Class Sub-Account, MFS VIT II Global Growth Portfolio S Class Sub-Account, MFS VIT II Global Research Portfolio I Class Sub-Account, MFS VIT II Global Research Portfolio S Class Sub-Account, MFS VIT II Global Tactical Allocation Portfolio I Class Sub-Account, MFS VIT II Global Tactical Allocation Portfolio S Class Sub-Account, MFS VIT II Government Securities Portfolio I Class Sub-Account, MFS VIT II Government Securities Portfolio S Class Sub-Account, MFS VIT II High Yield Portfolio Initial Class Sub-Account, MFS VIT II High Yield Portfolio Service Class Sub-Account, MFS VIT II International Growth Portfolio I Class Sub-Account, MFS VIT II International Growth Portfolio S Class Sub-Account, MFS VIT II International Value Portfolio I Class Sub-Account, MFS VIT II International Value Portfolio S Class Sub-Account, MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account, MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-Account, MFS VIT II Mid Cap Growth Portfolio I Class Sub-Account, MFS VIT II Mid Cap Growth Portfolio S Class Sub-Account, MFS VIT II Money Market Portfolio Initial Class Sub-Account, MFS VIT II Money Market Portfolio Service Class Sub-Account, MFS VIT II New Discovery Portfolio I Class Sub-Account, MFS VIT II New Discovery Portfolio S Class Sub-Account, MFS VIT II Research International Portfolio I Class Sub-Account, MFS VIT II Research International Portfolio S Class Sub-Account, MFS VIT II Strategic Income Portfolio I Class Sub-Account, MFS VIT II Strategic Income Portfolio S Class Sub-Account, MFS VIT II Technology Portfolio I Class Sub-Account, MFS VIT II Technology Portfolio S Class Sub-Account, MFS VIT II Total Return Portfolio I Class Sub-Account, MFS VIT II Total Return Portfolio S Class Sub-Account, MFS VIT II Utilities Portfolio I Class Sub-Account, MFS VIT II Utilities Portfolio S Class Sub-Account, MFS VIT II Value Portfolio I Class Sub-Account, MFS VIT II Value Portfolio S Class Sub-Account, MFS VIT III Blended Research Small Cap Portfolio Service Class Sub-Account, MFS VIT III Conservative Allocation Portfolio Service Class Sub-Account, MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account, MFS VIT III Global Real Estate Portfolio Service Class Sub-Account, MFS VIT III Growth Allocation Portfolio Service Class Sub-Account, MFS VIT III Inflation Adjusted Bond Portfolio Service Class Sub-Account, MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account, MFS VIT III Limited Maturity Portfolio Service Class Sub-Account, MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account, MFS VIT III Mid Cap Value Portfolio Service Class Sub-Account, MFS VIT III Moderate Allocation Portfolio Service Class Sub-Account, MFS VIT III New Discovery Value Portfolio Service Class Sub-Account, Morgan Stanley UIF Growth Portfolio Class II Sub-Account, Morgan Stanley UIF Mid Cap Growth Portfolio Class II Sub-Account, Oppenheimer Balanced Fund/VA (Service Shares) Sub-Account, Oppenheimer Capital Appreciation Fund/VA (Service Shares) Sub-Account, Oppenheimer Global Securities Fund/VA (Service Shares) Sub-Account, Oppenheimer Main Street Fund/VA (Service Shares) Sub-Account, Oppenheimer Main Street Small- & Mid-Cap Fund/VA (Service Shares) Sub-Account, PIMCO Equity Series Pathfinder Portfolio Advisor Class Sub-Account, PIMCO VIT All Asset Portfolio Admin Class Sub-Account, PIMCO VIT All Asset Portfolio Advisor Class Sub-Account, PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class Sub-Account, PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account, PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account, PIMCO VIT Emerging Markets Bond Portfolio Advisor Class Sub-Account, PIMCO VIT Global Multi-Asset Portfolio Advisor Class Sub-Account, PIMCO VIT Real Return Portfolio Admin Class Sub-Account, PIMCO VIT Total Return Portfolio Admin Class Sub-Account, Putnam VT Absolute Return 500 Fund Class IB Sub-Account, Putnam VT Equity Income Fund Class IB Sub-Account, SC AllianceBernstein International Value (Service Class) Sub-Account, SC BlackRock International Index Fund (Service Class) Sub-Account, SC BlackRock Large Cap Index Fund (Service Class) Sub-Account, SC Davis Venture Value Fund (Service Class) Sub-Account, SC Invesco Small Cap Growth Service Class Sub-Account, SC Lord Abbett Growth & Income Fund (Initial Class) Sub-Account, SC Lord Abbett Growth & Income Fund (Service Class) Sub-Account, SC PIMCO High Yield Fund (Service Class) Sub-Account, SC PIMCO Total Return (Service Class) Sub-Account, SC WMC Blue Chip Mid Cap Fund (Service Class) Sub-Account, SC WMC Large Cap Growth Fund (Service Class) Sub-Account, Sun Capital Investment Grade Bond Fund (Service Class) Sub-Account, Sun Capital Money Market Fund (Service Class) Sub-Account, Wanger Select Fund Sub-Account, Wanger USA Sub-Account, and Wells Fargo Advantage VT Total Return Bond Fund Class 2 Sub-Account of Sun Life of Canada (U.S.) Variable Account F (collectively the "Sub-Accounts"), as of December 31, 2012, and the related statements of operations and the statements of changes in net assets for each of the periods presented.  These financial statements are the responsibility of the Sponsor’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the mutual fund companies.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2012, and the results of their operations and the changes in their net assets for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
April 24, 2013

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2012
Assets:	Shares	Cost	Value
Investments at fair value:
AllianceBernstein VPS Balanced Wealth Strategy Portfolio (Class B) Sub-Account (AVB)	4,913,490	$ 51,667,060	$ 59,011,011
AllianceBernstein VPS Dynamic Asset Allocation Portfolio Class B Sub-Account (AAA)	5,167,168	50,820,851	54,255,262
AllianceBernstein VPS International Growth Portfolio (Class B) Sub-Account (AN4)	518,402	8,403,060	8,792,098
AllianceBernstein VPS International Value Portfolio (Class B) Sub-Account (IVB)	4,953,095	55,406,962	63,597,746
AllianceBernstein VPS Small/Mid Cap Value Fund (Class B) Sub-Account (AAU)	90,419	1,528,201	1,589,559
BlackRock Global Allocation V.I. Fund (Class III) Sub-Account (9XX)	55,002,764	747,080,720	788,739,643
Columbia Variable Portfolio - Marsico 21st Century Fund Class 1 Sub-Account (NMT)	3,485	40,442	41,258
Columbia Variable Portfolio - Marsico 21st Century Fund Class 2 Sub-Account (MCC)	9,131,471	83,933,347	106,746,900
Columbia Variable Portfolio - Marsico Growth Fund Class 1 Sub-Account (NNG)	1,203	21,595	26,696
Columbia Variable Portfolio - Marsico Growth Fund Class 2 Sub-Account (CMG)	1,321,816	24,027,056	29,317,888
Columbia Variable Portfolio - Marsico International Opportunities Fund Class 2 Sub-Account (NMI)	637,336	8,858,636	9,865,957
Columbia Variable Portfolio - Small Cap Value Fund Class 2 Sub-Account (CSC)	1,002	15,581	15,387
Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account (FVB)	5,660,801	81,343,432	87,912,238
Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (FL1)	8,714,999	170,059,168	226,589,977
Fidelity VIP Freedom 2010 Portfolio (Service Class 2) Sub-Account (F10)	512,421	5,038,089	5,687,870
Fidelity VIP Freedom 2015 Portfolio (Service Class 2) Sub-Account (F15)	2,521,541	24,811,051	28,165,613
Fidelity VIP Freedom 2020 Portfolio (Service Class 2) Sub-Account (F20)	3,315,435	32,300,429	37,000,260
Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account (FVM)	5,159,031	134,545,927	154,667,762
First Eagle Overseas Variable Fund Sub-Account (SGI)	16,446,113	411,643,388	464,767,142
Franklin Templeton VIP Founding Funds Allocation Fund (Class 2) Sub-Account (S17)	5,702,229	34,385,914	48,525,970
Franklin Templeton VIP Franklin Income Securities Fund (Class 2) Sub-Account (ISC)	8,050,226	111,671,034	121,316,903
Franklin Templeton VIP Franklin Income Securities Fund Class 4 Sub-Account (AAZ)	164,168	2,401,655	2,515,056
Franklin Templeton VIP Franklin Mutual Shares Securities Fund Class 4 Sub-Account (BBC)	8,427	131,770	145,875
Franklin Templeton VIP Franklin Small Cap Value Securities Fund (Class 2) Sub-Account (FVS)	2,160,009	31,640,703	39,376,958
Franklin Templeton VIP Franklin Small Cap Value Securities Fund Class 4 Sub-Account (BBA)	34,877	548,470	643,132
Franklin Templeton VIP Franklin Strategic Income Securities Fund (Class 2) Sub-Account (SIC)	2,728,153	33,747,762	35,029,483
Franklin Templeton VIP Franklin Strategic Income Securities Fund Class 4 Sub-Account (BBB)	29,033	365,913	378,585
Franklin Templeton VIP Mutual Shares Securities Fund (Class 2) Sub-Account (FMS)	13,825,734	182,390,687	238,079,142
Franklin Templeton VIP Templeton Developing Markets Securities Fund (Class 2) Sub-Account (TDM)	4,243,334	34,032,130	44,555,009
Franklin Templeton VIP Templeton Foreign Securities Fund (Class 2) Sub-Account (FTI)	13,379,610	156,352,905	192,265,002
Franklin Templeton VIP Templeton Global Bond Securities Class 4 Sub-Account (AAX)	208,134	3,981,420	4,125,222
Franklin Templeton VIP Templeton Growth Securities Fund (Class 2) Sub-Account (FTG)	2,644,267	25,685,999	31,651,870
Huntington VA Balanced Fund Sub-Account (HBF)	1,155,351	14,957,371	16,579,285
Huntington VA Dividend Capture Sub-Account (HVD)	420,059	3,801,723	4,528,237
Huntington VA Growth Sub-Account (HVG)	101,985	727,002	848,512
Huntington VA Income Equity Sub-Account (HVI)	110,666	799,598	1,062,389
Huntington VA International Equity Sub-Account (HVE)	349,433	4,529,048	4,972,427
Huntington VA Macro 100 Sub-Account (HVM)	8,531	67,433	82,921
Huntington VA Mid Corp America Fund Sub-Account (HVC)	91,393	1,408,262	1,690,777
Huntington VA Mortgage Securities Sub-Account (HVS)	741,596	8,694,304	8,869,495
Huntington VA Real Strategies Fund Sub-Account (HRS)	282,464	2,349,794	2,457,433

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2012
Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):
Huntington VA Rotating Markets Sub-Account (HVR)	112,203	$ 1,213,187	$ 1,394,690
Huntington VA Situs Fund Sub-Account (HSS)	280,230	3,672,541	5,102,981
Invesco V.I. International Growth Fund II Sub-Account (AI8)	6,276	177,680	186,262
Invesco Van Kampen V.I. American Value Fund (Series II) Sub-Account (VKC)	413,232	5,383,747	6,119,962
Invesco Van Kampen V.I. Comstock Fund Series II Sub-Account (VLC)	1,871,935	21,018,500	24,746,978
Invesco Van Kampen V.I. Equity and Income Fund II Sub-Account (VKU)	3,832,378	51,698,423	57,677,285
JPMorgan Insurance Trust Core Bond Portfolio (Class 2) Sub-Account (AAY)	758,768	8,808,832	8,892,765
JPMorgan Insurance Trust U.S. Equity Portfolio (Class 2) Sub-Account (AAM)	68,392	1,170,247	1,199,600
Lazard Retirement Emerging Markets Equity Portfolio Service Class Sub-Account (LRE)	2,760,131	57,195,776	61,330,118
Lord Abbett Series Fund - Growth Opportunities Portfolio VC Sub-Account (LA9)	3,042,564	40,770,754	40,131,422
Lord Abbett Series Fund- Fundamental Equity Portfolio VC Sub-Account (LAV)	2,392,144	37,936,228	42,125,655
MFS VIT I Growth Series Initial Class Sub-Account (FFL)	4,393,042	123,544,313	126,651,411
MFS VIT I Growth Series Service Class Sub-Account (TEG)	614,167	17,009,734	17,350,232
MFS VIT I Mid Cap Growth Series Initial Class Sub-Account (FFJ)	2,904,904	18,389,114	19,056,172
MFS VIT I Mid Cap Growth Series Service Class Sub-Account (FFK)	6,539,366	40,730,217	41,721,158
MFS VIT I New Discovery Series Service Class Sub-Account (TND)	884,106	12,802,733	13,270,438
MFS VIT I Research Bond Series Service Class Sub-Account (AAN)	68,251,730	907,706,441	907,748,014
MFS VIT I Research Series Service Class Sub-Account (FFN)	10,129,728	217,282,280	219,815,097
MFS VIT I Value Series Initial Class Sub-Account (FFO)	18,342,431	262,479,910	264,131,005
MFS VIT I Value Series Service Class Sub-Account (FFP)	911,551	12,880,930	12,962,256
MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account (MIT)	7,891,715	220,263,063	285,285,505
MFS VIT II Blended Research Core Equity Portfolio S Class Sub-Account (MFL)	3,394,637	93,956,712	121,969,290
MFS VIT II Bond Portfolio I Class Sub-Account (BDS)	7,571,967	81,839,222	93,589,512
MFS VIT II Bond Portfolio S Class Sub-Account (MF7)	13,615,393	154,940,411	166,516,251
MFS VIT II Core Equity Portfolio I Class Sub-Account (RGS)	5,935,225	91,240,464	95,675,830
MFS VIT II Core Equity Portfolio S Class Sub-Account (RG1)	2,487,249	33,091,690	39,795,981
MFS VIT II Emerging Markets Equity Portfolio I Class Sub-Account (EME)	2,292,724	33,806,070	35,743,574
MFS VIT II Emerging Markets Equity Portfolio S Class Sub-Account (EM1)	2,187,313	33,073,252	33,553,376
MFS VIT II Global Governments Portfolio I Class Sub-Account (GGS)	2,094,614	22,635,312	23,103,587
MFS VIT II Global Governments Portfolio S Class Sub-Account (GG1)	206,658	2,201,527	2,246,375
MFS VIT II Global Growth Portfolio I Class Sub-Account (GGR)	3,046,184	38,848,963	54,709,456
MFS VIT II Global Growth Portfolio S Class Sub-Account (GG2)	172,059	2,560,304	3,078,129
MFS VIT II Global Research Portfolio I Class Sub-Account (RES)	5,522,480	88,962,301	112,437,690
MFS VIT II Global Research Portfolio S Class Sub-Account (RE1)	577,498	8,866,665	11,694,333
MFS VIT II Global Tactical Allocation Portfolio I Class Sub-Account (GTR)	4,560,310	67,927,021	69,681,534
MFS VIT II Global Tactical Allocation Portfolio S Class Sub-Account (GT2)	61,837,590	871,274,008	933,129,242
MFS VIT II Government Securities Portfolio I Class Sub-Account (GSS)	11,372,280	148,468,059	153,412,050
MFS VIT II Government Securities Portfolio S Class Sub-Account (MFK)	27,284,616	359,916,235	365,341,009
MFS VIT II High Yield Portfolio Initial Class Sub-Account (HYS)	15,299,941	83,126,074	92,564,643

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2012
Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):
MFS VIT II High Yield Portfolio Service Class Sub-Account (MFC)	16,518,824	$ 88,224,390	$ 98,947,754
MFS VIT II International Growth Portfolio I Class Sub-Account (IGS)	3,942,159	50,870,016	51,839,392
MFS VIT II International Growth Portfolio S Class Sub-Account (IG1)	1,775,254	20,998,595	23,167,068
MFS VIT II International Value Portfolio I Class Sub-Account (MII)	2,599,180	43,584,739	45,095,771
MFS VIT II International Value Portfolio S Class Sub-Account (MI1)	8,573,482	121,718,983	146,949,483
MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account (MIS)	24,214,235	241,487,902	323,744,323
MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-Account (M1B)	3,410,572	33,146,637	45,258,285
MFS VIT II Money Market Portfolio Initial Class Sub-Account (MMS)	86,275,177	86,275,177	86,275,177
MFS VIT II Money Market Portfolio Service Class Sub-Account (MM1)	273,742,972	273,742,972	273,742,972
MFS VIT II New Discovery Portfolio I Class Sub-Account (NWD)	3,463,437	48,643,322	57,735,492
MFS VIT II New Discovery Portfolio S Class Sub-Account (M1A)	3,632,015	42,997,454	58,257,518
MFS VIT II Research International Portfolio I Class Sub-Account (RIS)	2,366,282	37,298,379	32,228,762
MFS VIT II Research International Portfolio S Class Sub-Account (RI1)	6,311,819	73,383,190	84,957,090
MFS VIT II Strategic Income Portfolio I Class Sub-Account (SIS)	4,074,719	38,095,676	41,521,383
MFS VIT II Strategic Income Portfolio S Class Sub-Account (SI1)	837,279	7,870,862	8,481,632
MFS VIT II Technology Portfolio I Class Sub-Account (TEC)	1,641,207	10,043,813	13,014,770
MFS VIT II Technology Portfolio S Class Sub-Account (TE1)	160,460	979,438	1,233,938
MFS VIT II Total Return Portfolio I Class Sub-Account (TRS)	24,274,112	423,687,139	437,662,242
MFS VIT II Total Return Portfolio S Class Sub-Account (MFJ)	33,341,008	538,420,778	595,136,987
MFS VIT II Utilities Portfolio I Class Sub-Account (UTS)	6,221,796	134,574,961	151,438,505
MFS VIT II Utilities Portfolio S Class Sub-Account (MFE)	4,406,402	89,619,543	106,106,149
MFS VIT II Value Portfolio I Class Sub-Account (MVS)	7,640,755	113,223,093	104,907,569
MFS VIT II Value Portfolio S Class Sub-Account (MV1)	13,098,686	151,739,728	178,142,124
MFS VIT III Blended Research Small Cap Portfolio Service Class Sub-Account (VSC)	8,034,442	70,124,850	107,500,831
MFS VIT III Conservative Allocation Portfolio Service Class Sub-Account (6XX)	76,771,877	870,498,076	905,908,146
MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account (SC3)	296,933	2,799,933	3,726,504
MFS VIT III Global Real Estate Portfolio Service Class Sub-Account (SRE)	7,528,784	69,498,007	105,026,544
MFS VIT III Growth Allocation Portfolio Service Class Sub-Account (8XX)	46,170,550	502,339,557	517,571,863
MFS VIT III Inflation Adjusted Bond Portfolio Service Class Sub-Account (5XX)	25,262,744	278,577,122	283,700,615
MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account (SDC)	45,507,998	466,070,642	468,277,301
MFS VIT III Limited Maturity Portfolio Service Class Sub-Account (S15)	16,450,218	169,202,648	169,108,240
MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account (SGC)	5,721,236	44,214,774	50,060,819
MFS VIT III Mid Cap Value Portfolio Service Class Sub-Account (S13)	3,369,771	30,330,021	29,350,708
MFS VIT III Moderate Allocation Portfolio Service Class Sub-Account (7XX)	151,572,942	1,760,973,861	1,847,674,158
MFS VIT III New Discovery Value Portfolio Service Class Sub-Account (2XX)	1,244,393	11,671,131	10,950,659
Morgan Stanley UIF Growth Portfolio Class II Sub-Account (AAW)	31,821	720,384	684,152
Morgan Stanley UIF Mid Cap Growth Portfolio Class II Sub-Account (VKM)	1,253,316	14,726,833	13,335,284
Oppenheimer Balanced Fund/VA (Service Shares) Sub-Account (OBV)	1,033,453	10,031,432	12,783,812
Oppenheimer Capital Appreciation Fund/VA (Service Shares) Sub-Account (OCA)	511,866	17,799,008	22,859,927
Oppenheimer Global Securities Fund/VA (Service Shares) Sub-Account (OGG)	837,557	21,382,204	27,011,227
Oppenheimer Main Street Fund/VA (Service Shares) Sub-Account (OMG)	14,573,760	250,401,189	346,564,004
Oppenheimer Main Street Small- & Mid-Cap Fund/VA (Service Shares) Sub-Account (OMS)	413,620	6,122,247	8,255,859

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2012
Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):
PIMCO Equity Series Pathfinder Portfolio Advisor Class Sub-Account (AAQ)	3,625	$ 35,949	$ 38,756
PIMCO VIT All Asset Portfolio Admin Class Sub-Account (PRA)	2,048,907	22,817,645	23,316,562
PIMCO VIT All Asset Portfolio Advisor Class Sub-Account (AAP)	1,937,655	21,249,043	22,244,284
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class Sub-Account (BBD)	161,391	1,200,405	1,163,627
PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account (PCR)	9,771,911	78,661,647	69,673,725
PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PMB)	1,763,883	24,183,988	27,022,687
PIMCO VIT Emerging Markets Bond Portfolio Advisor Class Sub-Account (BBE)	42,248	587,907	647,237
PIMCO VIT Global Multi-Asset Portfolio Advisor Class Sub-Account (6TT)	86,062,384	1,075,113,636	1,098,156,025
PIMCO VIT Real Return Portfolio Admin Class Sub-Account (PRR)	6,826,390	88,405,480	97,276,054
PIMCO VIT Total Return Portfolio Admin Class Sub-Account (PTR)	29,273,365	321,380,051	338,107,365
Putnam VT Absolute Return 500 Fund Class IB Sub-Account (AAR)	705,617	7,006,739	7,077,333
Putnam VT Equity Income Fund Class IB Sub-Account (AAS)	170,003	2,546,988	2,672,455
Wanger Select Fund Sub-Account (WTF)	19,067	345,624	525,113
Wanger USA Sub-Account (USC)	1,920	60,582	64,970
Wells Fargo Advantage VT Total Return Bond Fund Class 2 Sub-Account (AAL)	2,416,667	25,609,347	26,148,333

Total investments		15,762,400,569	17,101,960,383

Total assets		$ 15,762,400,569	$ 17,101,960,383

Liabilities:
Payable to Sponsor			$ 7,356,147

Total liabilities			7,356,147

Net assets			$ 17,094,604,236

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2012
		Value Applicable to Owners of Deferred Variable Annuity	Reserve for	Total
	Units	Contracts	Variable Annuities	Value
Net Assets:

AVB	5,475,295	$ 59,011,011	$ -	$ 59,011,011
AAA	5,428,829	54,255,262	-	54,255,262
AN4	1,093,270	8,792,098	-	8,792,098
IVB	9,822,886	63,597,746	-	63,597,746
AAU	127,943	1,562,471	26,469	1,588,940
9XX	59,518,591	788,628,860	110,618	788,739,478
NMT	3,484	41,258	-	41,258
MCC	11,724,482	106,732,769	11,641	106,744,410
NNG	2,170	26,696	-	26,696
CMG	2,686,650	29,265,944	50,758	29,316,702
NMI	801,506	9,865,957	-	9,865,957
CSC	1,184	15,387	-	15,387
FVB	7,507,371	87,912,238	-	87,912,238
FL1	20,321,365	226,488,684	100,564	226,589,248
F10	453,269	5,687,870	-	5,687,870
F15	2,213,373	28,165,613	-	28,165,613
F20	2,941,746	37,000,260	-	37,000,260
FVM	12,996,921	154,659,708	5,799	154,665,507
SGI	37,860,350	464,760,244	6,078	464,766,322
S17	4,517,904	48,525,970	-	48,525,970
ISC	10,438,756	121,278,303	37,531	121,315,834
AAZ	219,490	2,515,056	-	2,515,056
BBC	12,309	145,875	-	145,875
FVS	1,751,017	39,373,014	1,738	39,374,752
BBA	50,191	643,132	-	643,132
SIC	2,573,447	35,029,483	-	35,029,483
BBB	33,907	378,585	-	378,585
FMS	14,648,890	238,075,291	1,675	238,076,966
TDM	2,973,922	44,552,028	2,211	44,554,239
FTI	10,512,459	192,181,289	74,906	192,256,195
AAX	372,598	4,125,222	-	4,125,222
FTG	1,891,734	31,651,870	-	31,651,870
HBF	1,240,009	16,579,285	-	16,579,285
HVD	396,553	4,528,237	-	4,528,237
HVG	105,576	848,512	-	848,512
HVI	113,189	1,062,389	-	1,062,389
HVE	599,889	4,972,427	-	4,972,427
HVM	8,808	82,921	-	82,921
HVC	159,752	1,690,777	-	1,690,777
HVS	771,336	8,869,495	-	8,869,495
HRS	349,676	2,457,433	-	2,457,433

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2012
		Value Applicable to Owners of Deferred Variable Annuity	Reserve for	Total
	Units	Contracts	Variable Annuities	Value
Net Assets (continued):

HVR	155,429	$ 1,394,690	$ -	$ 1,394,690
HSS	437,852	5,102,981	-	5,102,981
AI8	16,040	186,262	-	186,262
VKC	497,553	6,119,962	-	6,119,962
VLC	2,455,811	24,746,978	-	24,746,978
VKU	4,842,609	57,677,285	-	57,677,285
AAY	858,794	8,892,765	-	8,892,765
AAM	100,716	1,199,600	-	1,199,600
LRE	5,713,464	61,330,118	-	61,330,118
LA9	2,655,359	40,114,680	15,628	40,130,308
LAV	2,764,087	42,125,655	-	42,125,655
FFL	8,715,181	125,745,969	612,252	126,358,221
TEG	1,067,867	17,340,354	9,153	17,349,507
FFJ	3,355,284	18,987,176	58,724	19,045,900
FFK	3,042,637	41,709,602	9,824	41,719,426
TND	1,253,717	13,264,225	6,300	13,270,525
AAN	85,754,971	907,620,017	124,194	907,744,211
FFN	21,332,345	219,802,272	13,217	219,815,489
FFO	25,592,147	264,031,830	95,374	264,127,204
FFP	1,256,681	12,962,256	-	12,962,256
MIT	15,937,014	282,950,697	1,318,106	284,268,803
MFL	7,733,934	121,912,270	53,421	121,965,691
BDS	4,392,042	92,770,231	580,476	93,350,707
MF7	9,751,262	166,516,251	-	166,516,251
RGS	6,563,929	95,280,294	239,476	95,519,770
RG1	3,536,923	39,795,981	-	39,795,981
EME	1,170,564	35,285,024	290,192	35,575,216
EM1	1,981,331	33,547,172	6,117	33,553,289
GGS	1,121,650	22,956,872	72,692	23,029,564
GG1	136,568	2,240,968	5,333	2,246,301
GGR	2,365,951	54,217,264	300,292	54,517,556
GG2	179,854	3,074,678	1,521	3,076,199
RES	6,184,482	111,276,903	734,290	112,011,193
RE1	804,018	11,694,232	-	11,694,232
GTR	2,816,638	68,643,581	592,850	69,236,431
GT2	83,848,269	933,129,242	-	933,129,242
GSS	7,678,114	152,741,614	524,337	153,265,951
MFK	27,316,157	365,018,603	281,226	365,299,829
HYS	4,001,907	91,408,088	576,196	91,984,284
MFC	5,322,383	98,860,934	73,407	98,934,341

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2012
		Value Applicable to Owners of Deferred Variable Annuity	Reserve for	Total
	Units	Contracts	Variable Annuities	Value
Net Assets (continued):

IGS	2,783,903	$ 51,555,691	$ 181,160	$ 51,736,851
IG1	1,795,206	23,157,615	9,319	23,166,934
MII	1,880,504	44,558,796	395,945	44,954,741
MI1	13,665,036	146,939,666	7,505	146,947,171
MIS	27,774,564	321,173,445	2,286,691	323,460,136
M1B	3,365,777	45,240,445	17,034	45,257,479
MMS	6,985,878	84,598,159	1,136,554	85,734,713
MM1	28,245,079	273,522,430	210,950	273,733,380
NWD	3,463,596	57,555,242	107,552	57,662,794
M1A	2,886,757	58,215,972	38,132	58,254,104
RIS	2,040,223	32,138,949	87,146	32,226,095
RI1	4,445,030	84,929,141	25,978	84,955,119
SIS	2,221,728	41,374,267	147,697	41,521,964
SI1	494,514	8,481,632	-	8,481,632
TEC	2,237,212	12,919,264	87,141	13,006,405
TE1	97,822	1,233,938	-	1,233,938
TRS	17,540,875	432,647,253	3,419,332	436,066,585
MFJ	38,375,398	594,814,897	291,302	595,106,199
UTS	4,597,504	150,128,855	791,695	150,920,550
MFE	2,966,844	106,106,149	-	106,106,149
MVS	5,477,388	104,122,261	672,939	104,795,200
MV1	10,162,634	178,115,989	24,592	178,140,581
VSC	10,479,693	107,481,268	17,041	107,498,309
6XX	68,401,135	905,908,146	-	905,908,146
SC3	187,171	3,723,422	1,899	3,725,321
SRE	7,508,053	105,000,971	23,270	105,024,241
8XX	34,834,038	517,571,863	-	517,571,863
5XX	21,679,451	283,700,615	-	283,700,615
SDC	45,178,189	468,205,267	64,725	468,269,992
S15	16,475,522	169,094,114	13,803	169,107,917
SGC	4,163,118	50,042,575	14,633	50,057,208
S13	2,464,431	29,350,708	-	29,350,708
7XX	130,451,076	1,846,666,013	972,419	1,847,638,432
2XX	774,792	10,950,659	-	10,950,659
AAW	66,327	684,152	-	684,152
VKM	1,086,854	13,335,284	-	13,335,284
OBV	1,556,840	12,783,812	-	12,783,812
OCA	1,492,800	22,855,019	3,119	22,858,138
OGG	1,669,066	27,011,227	-	27,011,227
OMG	22,420,942	346,458,301	93,590	346,551,891

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2012
		Value Applicable to Owners of Deferred Variable Annuity	Reserve for	Total
	Units	Contracts	Variable Annuities	Value
Net Assets (continued):

OMS	385,170	$ 8,255,859	$ -	$ 8,255,859
AAQ	3,537	38,756	-	38,756
PRA	1,672,848	23,316,562	-	23,316,562
AAP	1,970,809	22,244,284	-	22,244,284
BBD	123,399	1,163,627	-	1,163,627
PCR	6,600,955	69,667,645	5,941	69,673,586
PMB	954,608	26,992,052	29,940	27,021,992
BBE	55,383	647,237	-	647,237
6TT	90,852,198	1,097,648,613	505,268	1,098,153,881
PRR	5,645,895	97,276,054	-	97,276,054
PTR	20,657,880	338,006,282	84,445	338,090,727
AAR	687,110	7,077,333	-	7,077,333
AAS	212,723	2,672,455	-	2,672,455
WTF	37,543	525,113	-	525,113
USC	4,820	64,970	-	64,970
AAL	2,389,154	26,148,333	-	26,148,333

Total net assets		$ 17,075,810,893	$ 18,793,343	$ 17,094,604,236

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012

	AVB	AAA	AN4
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 1,122,818	$ 64,895	$ 129,244

Expenses:
Mortality and expense risk charges	(859,334)	(690,993)	(134,424)
Distribution and administrative expense charges	(103,120)	(82,919)	(16,131)
Net investment income (loss)	160,364	(709,017)	(21,311)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,328,756	48,202	163,001
Realized gain distributions	-	29,952	-
Net realized gains (losses)	2,328,756	78,154	163,001

Net change in unrealized appreciation (depreciation)	3,976,713	3,433,744	1,063,094

Net realized and change in unrealized gains (losses)	6,305,469	3,511,898	1,226,095

Increase (decrease) from operations	$ 6,465,833	$ 2,802,881	$ 1,204,784

	IVB	AAU	9XX
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 871,615	$ 3,246	$ 11,507,505

Expenses:
Mortality and expense risk charges	(983,197)	(14,872)	(11,612,806)
Distribution and administrative expense charges	(117,984)	(1,785)	(1,393,537)
Net investment income (loss)	(229,566)	(13,411)	(1,498,838)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,349,872	3,802	13,855,216
Realized gain distributions	-	35,900	2,592,815
Net realized gains (losses)	2,349,872	39,702	16,448,031

Net change in unrealized appreciation (depreciation)	6,161,231	59,189	47,154,788

Net realized and change in unrealized gains (losses)	8,511,103	98,891	63,602,819

Increase (decrease) from operations	$ 8,281,537	$ 85,480	$ 62,103,981

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

	NMT	MCC	NNG
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ -	$ -	$ 197

Expenses:
Mortality and expense risk charges	(601)	(1,682,991)	(416)
Distribution and administrative expense charges	(72)	(201,959)	(50)
Net investment income (loss)	(673)	(1,884,950)	(269)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(488)	(1,095,310)	76
Realized gain distributions	-	-	-
Net realized gains (losses)	(488)	(1,095,310)	76

Net change in unrealized appreciation (depreciation)	4,865	13,205,888	2,694

Net realized and change in unrealized gains (losses)	4,377	12,110,578	2,770

Increase (decrease) from operations	$ 3,704	$ 10,225,628	$ 2,501

	CMG	NMI	CSC
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 148,749	$ 96,127	$ 43

Expenses:
Mortality and expense risk charges	(474,377)	(161,986)	(226)
Distribution and administrative expense charges	(56,925)	(19,438)	(27)
Net investment income (loss)	(382,553)	(85,297)	(210)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,869,542	583,433	(174)
Realized gain distributions	-	-	686
Net realized gains (losses)	2,869,542	583,433	512

Net change in unrealized appreciation (depreciation)	452,696	1,121,912	1,043

Net realized and change in unrealized gains (losses)	3,322,238	1,705,345	1,555

Increase (decrease) from operations	$ 2,939,685	$ 1,620,048	$ 1,345

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

	FVB	FL1	F10
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 1,297,151	$ 2,477,561	$ 92,939

Expenses:
Mortality and expense risk charges	(1,251,119)	(3,413,024)	(89,453)
Distribution and administrative expense charges	(150,134)	(409,563)	(10,734)
Net investment income (loss)	(104,102)	(1,345,026)	(7,248)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	4,551,876	19,278,522	234,170
Realized gain distributions	4,159,898	-	79,744
Net realized gains (losses)	8,711,774	19,278,522	313,914

Net change in unrealized appreciation (depreciation)	1,477,953	12,847,970	218,444

Net realized and change in unrealized gains (losses)	10,189,727	32,126,492	532,358

Increase (decrease) from operations	$ 10,085,625	$ 30,781,466	$ 525,110

	F15	F20	FVM
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 488,196	$ 653,186	$ 596,814

Expenses:
Mortality and expense risk charges	(425,445)	(571,999)	(2,383,624)
Distribution and administrative expense charges	(51,053)	(68,640)	(286,035)
Net investment income (loss)	11,698	12,547	(2,072,845)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	279,202	(269,681)	2,165,870
Realized gain distributions	495,337	442,657	12,381,321
Net realized gains (losses)	774,539	172,976	14,547,191

Net change in unrealized appreciation (depreciation)	1,910,427	3,858,316	7,232,838

Net realized and change in unrealized gains (losses)	2,684,966	4,031,292	21,780,029

Increase (decrease) from operations	$ 2,696,664	$ 4,043,839	$ 19,707,184

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

	SGI	S17	ISC
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 3,456,922	$ 1,371,173	$ 7,662,619

Expenses:
Mortality and expense risk charges	(6,943,210)	(738,394)	(1,769,646)
Distribution and administrative expense charges	(833,185)	(88,607)	(212,358)
Net investment income (loss)	(4,319,473)	544,172	5,680,615

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	12,495,780	1,764,062	3,434,871
Realized gain distributions	25,350,764	-	-
Net realized gains (losses)	37,846,544	1,764,062	3,434,871

Net change in unrealized appreciation (depreciation)	24,657,705	3,954,939	3,034,072

Net realized and change in unrealized gains (losses)	62,504,249	5,719,001	6,468,943

Increase (decrease) from operations	$ 58,184,776	$ 6,263,173	$ 12,149,558

	AAZ	BBC	FVS
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 154,991	$ 2,843	$ 302,468

Expenses:
Mortality and expense risk charges	(33,022)	(1,821)	(610,337)
Distribution and administrative expense charges	(3,963)	(218)	(73,240)
Net investment income (loss)	118,006	804	(381,109)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	13,653	2,312	3,245,320
Realized gain distributions	-	-	-
Net realized gains (losses)	13,653	2,312	3,245,320

Net change in unrealized appreciation (depreciation)	89,355	12,508	3,311,021

Net realized and change in unrealized gains (losses)	103,008	14,820	6,556,341

Increase (decrease) from operations	$ 221,014	$ 15,624	$ 6,175,232

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

	BBA	SIC	BBB
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 4,044	$ 2,426,195	$ 22,225

Expenses:
Mortality and expense risk charges	(8,339)	(524,929)	(4,244)
Distribution and administrative expense charges	(1,001)	(62,992)	(509)
Net investment income (loss)	(5,296)	1,838,274	17,472

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	9,699	686,083	776
Realized gain distributions	-	40,776	381
Net realized gains (losses)	9,699	726,859	1,157

Net change in unrealized appreciation (depreciation)	90,727	1,047,542	12,152

Net realized and change in unrealized gains (losses)	100,426	1,774,401	13,309

Increase (decrease) from operations	$ 95,130	$ 3,612,675	$ 30,781

	FMS	TDM	FTI
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 5,032,889	$ 661,761	$ 6,399,398

Expenses:
Mortality and expense risk charges	(3,673,477)	(709,495)	(3,179,357)
Distribution and administrative expense charges	(440,817)	(85,139)	(381,523)
Net investment income (loss)	918,595	(132,873)	2,838,518

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(134,007)	(401,357)	(20,030,110)
Realized gain distributions	-	-	-
Net realized gains (losses)	(134,007)	(401,357)	(20,030,110)

Net change in unrealized appreciation (depreciation)	28,175,340	6,065,172	49,374,773

Net realized and change in unrealized gains (losses)	28,041,333	5,663,815	29,344,663

Increase (decrease) from operations	$ 28,959,928	$ 5,530,942	$ 32,183,181

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

	AAX	FTG	HBF
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 120,807	$ 623,559	$ 245,725

Expenses:
Mortality and expense risk charges	(30,481)	(471,726)	(230,994)
Distribution and administrative expense charges	(3,658)	(56,607)	(27,719)
Net investment income (loss)	86,668	95,226	(12,988)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,488	(1,423,057)	252,627
Realized gain distributions	3,108	-	72,138
Net realized gains (losses)	5,596	(1,423,057)	324,765

Net change in unrealized appreciation (depreciation)	143,163	7,040,177	957,410

Net realized and change in unrealized gains (losses)	148,759	5,617,120	1,282,175

Increase (decrease) from operations	$ 235,427	$ 5,712,346	$ 1,269,187

	HVD	HVG	HVI
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 173,502	$ 2,997	$ 40,710

Expenses:
Mortality and expense risk charges	(63,614)	(11,447)	(15,448)
Distribution and administrative expense charges	(7,634)	(1,374)	(1,854)
Net investment income (loss)	102,254	(9,824)	23,408

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	242,670	21,596	60,960
Realized gain distributions	-	-	-
Net realized gains (losses)	242,670	21,596	60,960

Net change in unrealized appreciation (depreciation)	74,135	58,070	12,330

Net realized and change in unrealized gains (losses)	316,805	79,666	73,290

Increase (decrease) from operations	$ 419,059	$ 69,842	$ 96,698

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

	HVE	HVM	HVC
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 59,047	$ 486	$ 4,260

Expenses:
Mortality and expense risk charges	(72,236)	(1,173)	(23,179)
Distribution and administrative expense charges	(8,668)	(141)	(2,781)
Net investment income (loss)	(21,857)	(828)	(21,700)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	232,617	2,027	108,134
Realized gain distributions	-	-	86,737
Net realized gains (losses)	232,617	2,027	194,871

Net change in unrealized appreciation (depreciation)	395,879	5,872	(9,101)

Net realized and change in unrealized gains (losses)	628,496	7,899	185,770

Increase (decrease) from operations	$ 606,639	$ 7,071	$ 164,070

	HVS	HVN1	HRS
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 215,180	$ -	$ 5,772

Expenses:
Mortality and expense risk charges	(120,591)	(1,989)	(35,732)
Distribution and administrative expense charges	(14,471)	(239)	(4,288)
Net investment income (loss)	80,118	(2,228)	(34,248)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	76,492	101,329	70,212
Realized gain distributions	-	-	11,630
Net realized gains (losses)	76,492	101,329	81,842

Net change in unrealized appreciation (depreciation)	1,729	(25,483)	32,670

Net realized and change in unrealized gains (losses)	78,221	75,846	114,512

Increase (decrease) from operations	$ 158,339	$ 73,618	$ 80,264

1These Sub-Accounts were closed and merged into new or existing Sub-Accounts during 2012 and therefore do not appear on the Statement of Assets and Liabilities as of December 31, 2012.  See note 1 for additional information around merged Sub-Accounts.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

	HVR	HSS	AI8
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 22,717	$ -	$ 997

Expenses:
Mortality and expense risk charges	(19,767)	(72,748)	(1,093)
Distribution and administrative expense charges	(2,372)	(8,730)	(131)
Net investment income (loss)	578	(81,478)	(227)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	54,717	512,074	(452)
Realized gain distributions	-	-	-
Net realized gains (losses)	54,717	512,074	(452)

Net change in unrealized appreciation (depreciation)	23,426	595,082	8,834

Net realized and change in unrealized gains (losses)	78,143	1,107,156	8,382

Increase (decrease) from operations	$ 78,721	$ 1,025,678	$ 8,155

	VKC	VLC	VKU
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 37,776	$ 372,887	$ 1,010,337

Expenses:
Mortality and expense risk charges	(94,967)	(365,970)	(805,749)
Distribution and administrative expense charges	(11,396)	(43,916)	(96,690)
Net investment income (loss)	(68,587)	(36,999)	107,898

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	436,590	2,503,503	1,079,546
Realized gain distributions	-	-	-
Net realized gains (losses)	436,590	2,503,503	1,079,546

Net change in unrealized appreciation (depreciation)	574,660	1,327,601	4,359,262

Net realized and change in unrealized gains (losses)	1,011,250	3,831,104	5,438,808

Increase (decrease) from operations	$ 942,663	$ 3,794,105	$ 5,546,706

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

	AAY	AAM	LRE
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 120,792	$ 6,004	$ 940,419

Expenses:
Mortality and expense risk charges	(75,184)	(9,933)	(913,648)
Distribution and administrative expense charges	(9,022)	(1,192)	(109,638)
Net investment income (loss)	36,586	(5,121)	(82,867)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	15,221	(29,916)	3,003,120
Realized gain distributions	-	-	682,756
Net realized gains (losses)	15,221	(29,916)	3,685,876

Net change in unrealized appreciation (depreciation)	78,384	28,784	7,891,581

Net realized and change in unrealized gains (losses)	93,605	(1,132)	11,577,457

Increase (decrease) from operations	$ 130,191	$ (6,253)	$ 11,494,590

	LA9	LAV	EGS1
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ -	$ 236,041	$ 59,441

Expenses:
Mortality and expense risk charges	(653,684)	(694,660)	(1,055,646)
Distribution and administrative expense charges	(78,442)	(83,359)	(126,677)
Net investment income (loss)	(732,126)	(541,978)	(1,122,882)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(460,179)	2,397,414	50,126,204
Realized gain distributions	2,215,316	682,645	-
Net realized gains (losses)	1,755,137	3,080,059	50,126,204

Net change in unrealized appreciation (depreciation)	4,035,361	1,488,505	(32,397,343)

Net realized and change in unrealized gains (losses)	5,790,498	4,568,564	17,728,861

Increase (decrease) from operations	$ 5,058,372	$ 4,026,586	$ 16,605,979

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

	MFF1	FFL	TEG
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ -	$ -	$ -

Expenses:
Mortality and expense risk charges	(107,796)	(609,481)	(68,707)
Distribution and administrative expense charges	(12,936)	(73,138)	(8,245)
Net investment income (loss)	(120,732)	(682,619)	(76,952)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,357,631	91,748	24,675
Realized gain distributions	-	-	-
Net realized gains (losses)	3,357,631	91,748	24,675

Net change in unrealized appreciation (depreciation)	(1,858,098)	3,107,098	340,498

Net realized and change in unrealized gains (losses)	1,499,533	3,198,846	365,173

Increase (decrease) from operations	$ 1,378,801	$ 2,516,227	$ 288,221

	FFJ	FFK	TND
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ -	$ -	$ -

Expenses:
Mortality and expense risk charges	(93,380)	(85,478)	(12,844)
Distribution and administrative expense charges	(11,206)	(10,257)	(1,541)
Net investment income (loss)	(104,586)	(95,735)	(14,385)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	15,144	20,828	3,655
Realized gain distributions	-	-	-
Net realized gains (losses)	15,144	20,828	3,655

Net change in unrealized appreciation (depreciation)	667,058	990,941	467,705

Net realized and change in unrealized gains (losses)	682,202	1,011,769	471,360

Increase (decrease) from operations	$ 577,616	$ 916,034	$ 456,975

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

	AAN	FFN	FFO
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 144,221	$ -	$ -

Expenses:
Mortality and expense risk charges	(926,385)	(214,061)	(269,058)
Distribution and administrative expense charges	(111,166)	(25,687)	(32,287)
Net investment income (loss)	(893,330)	(239,748)	(301,345)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	86,968	14,507	27,168
Realized gain distributions	36,313	-	-
Net realized gains (losses)	123,281	14,507	27,168

Net change in unrealized appreciation (depreciation)	26,624	2,532,817	1,651,095

Net realized and change in unrealized gains (losses)	149,905	2,547,324	1,678,263

Increase (decrease) from operations	$ (743,425)	$ 2,307,576	$ 1,376,918

	FFP	MIT	MFL
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ -	$ 4,933,157	$ 1,785,930

Expenses:
Mortality and expense risk charges	(12,621)	(3,758,071)	(2,022,092)
Distribution and administrative expense charges	(1,515)	(450,968)	(242,651)
Net investment income (loss)	(14,136)	724,118	(478,813)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,463	10,753,228	2,321,826
Realized gain distributions	-	-	-
Net realized gains (losses)	1,463	10,753,228	2,321,826

Net change in unrealized appreciation (depreciation)	81,326	26,950,875	14,941,342

Net realized and change in unrealized gains (losses)	82,789	37,704,103	17,263,168

Increase (decrease) from operations	$ 68,653	$ 38,428,221	$ 16,784,355

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

	BDS	MF7	RGS
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 4,494,659	$ 7,480,382	$ 750,404

Expenses:
Mortality and expense risk charges	(1,177,003)	(2,357,922)	(1,258,024)
Distribution and administrative expense charges	(141,240)	(282,951)	(150,963)
Net investment income (loss)	3,176,416	4,839,509	(658,583)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,413,929	4,526,470	(1,263,863)
Realized gain distributions	-	-	-
Net realized gains (losses)	2,413,929	4,526,470	(1,263,863)

Net change in unrealized appreciation (depreciation)	2,936,535	4,655,088	15,285,372

Net realized and change in unrealized gains (losses)	5,350,464	9,181,558	14,021,509

Increase (decrease) from operations	$ 8,526,880	$ 14,021,067	$ 13,362,926

	RG1	EME	EM1
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 205,976	$ 398,224	$ 304,917

Expenses:
Mortality and expense risk charges	(572,088)	(469,574)	(511,772)
Distribution and administrative expense charges	(68,651)	(56,349)	(61,413)
Net investment income (loss)	(434,763)	(127,699)	(268,268)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,251,343	(3,217,230)	(186,532)
Realized gain distributions	-	1,498,322	1,457,188
Net realized gains (losses)	2,251,343	(1,718,908)	1,270,656

Net change in unrealized appreciation (depreciation)	3,223,664	7,697,619	4,216,161

Net realized and change in unrealized gains (losses)	5,475,007	5,978,711	5,486,817

Increase (decrease) from operations	$ 5,040,244	$ 5,851,012	$ 5,218,549

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

	GGS	GG1	GGR
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 714,594	$ 60,052	$ 395,989

Expenses:
Mortality and expense risk charges	(314,474)	(33,782)	(700,023)
Distribution and administrative expense charges	(37,737)	(4,054)	(84,003)
Net investment income (loss)	362,383	22,216	(388,037)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	209,765	49,262	3,139,130
Realized gain distributions	-	-	-
Net realized gains (losses)	209,765	49,262	3,139,130

Net change in unrealized appreciation (depreciation)	(750,677)	(98,526)	6,472,790

Net realized and change in unrealized gains (losses)	(540,912)	(49,264)	9,611,920

Increase (decrease) from operations	$ (178,529)	$ (27,048)	$ 9,223,883

	GG2	RES	RE1
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 15,385	$ 1,794,119	$ 158,256

Expenses:
Mortality and expense risk charges	(47,424)	(1,434,243)	(173,214)
Distribution and administrative expense charges	(5,691)	(172,109)	(20,786)
Net investment income (loss)	(37,730)	187,767	(35,744)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	167,709	3,065,876	637,091
Realized gain distributions	-	-	-
Net realized gains (losses)	167,709	3,065,876	637,091

Net change in unrealized appreciation (depreciation)	382,139	12,958,955	1,136,523

Net realized and change in unrealized gains (losses)	549,848	16,024,831	1,773,614

Increase (decrease) from operations	$ 512,118	$ 16,212,598	$ 1,737,870

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

	GTR	GT2	GSS
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 1,353,421	$ 16,272,083	$ 4,978,382

Expenses:
Mortality and expense risk charges	(901,129)	(13,081,392)	(2,019,613)
Distribution and administrative expense charges	(108,136)	(1,569,767)	(242,354)
Net investment income (loss)	344,156	1,620,924	2,716,415

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(1,630,286)	3,995,407	2,654,069
Realized gain distributions	-	-	1,408,980
Net realized gains (losses)	(1,630,286)	3,995,407	4,063,049

Net change in unrealized appreciation (depreciation)	6,799,075	60,288,697	(5,047,711)

Net realized and change in unrealized gains (losses)	5,168,789	64,284,104	(984,662)

Increase (decrease) from operations	$ 5,512,945	$ 65,905,028	$ 1,731,753

	MFK	HYS	MFC
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 10,676,606	$ 6,131,036	$ 4,499,893

Expenses:
Mortality and expense risk charges	(5,595,847)	(1,151,000)	(1,117,130)
Distribution and administrative expense charges	(671,502)	(138,120)	(134,056)
Net investment income (loss)	4,409,257	4,841,916	3,248,707

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	4,689,669	1,689,107	3,279,450
Realized gain distributions	3,295,229	-	-
Net realized gains (losses)	7,984,898	1,689,107	3,279,450

Net change in unrealized appreciation (depreciation)	(10,113,595)	4,744,262	1,975,511

Net realized and change in unrealized gains (losses)	(2,128,697)	6,433,369	5,254,961

Increase (decrease) from operations	$ 2,280,560	$ 11,275,285	$ 8,503,668

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

	IGS	IG1	MII
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 522,025	$ 180,120	$ 703,071

Expenses:
Mortality and expense risk charges	(676,618)	(349,294)	(581,946)
Distribution and administrative expense charges	(81,194)	(41,915)	(69,834)
Net investment income (loss)	(235,787)	(211,089)	51,291

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(3,684,701)	(260,949)	(1,350,849)
Realized gain distributions	-	-	-
Net realized gains (losses)	(3,684,701)	(260,949)	(1,350,849)

Net change in unrealized appreciation (depreciation)	12,733,313	4,499,986	7,517,261

Net realized and change in unrealized gains (losses)	9,048,612	4,239,037	6,166,412

Increase (decrease) from operations	$ 8,812,825	$ 4,027,948	$ 6,217,703

	MI1	MIS	M1B
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 2,164,105	$ 1,352,911	$ 59,095

Expenses:
Mortality and expense risk charges	(2,354,812)	(4,188,235)	(713,352)
Distribution and administrative expense charges	(282,577)	(502,588)	(85,602)
Net investment income (loss)	(473,284)	(3,337,912)	(739,859)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(4,710,450)	12,387,867	2,118,772
Realized gain distributions	-	-	-
Net realized gains (losses)	(4,710,450)	12,387,867	2,118,772

Net change in unrealized appreciation (depreciation)	25,903,129	38,925,130	5,437,176

Net realized and change in unrealized gains (losses)	21,192,679	51,312,997	7,555,948

Increase (decrease) from operations	$ 20,719,395	$ 47,975,085	$ 6,816,089
The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

	MCS1	MC11	MMS
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ -	$ -	$ 7

Expenses:
Mortality and expense risk charges	(166,493)	(99,729)	(1,096,844)
Distribution and administrative expense charges	(19,979)	(11,967)	(131,621)
Net investment income (loss)	(186,472)	(111,696)	(1,228,458)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,372,697	3,389,220	(5)
Realized gain distributions	-	-	-
Net realized gains (losses)	3,372,697	3,389,220	(5)

Net change in unrealized appreciation (depreciation)	(987,298)	(2,114,137)	-

Net realized and change in unrealized gains (losses)	2,385,399	1,275,083	(5)

Increase (decrease) from operations	$ 2,198,927	$ 1,163,387	$ (1,228,463)

	MM1	NWD	M1A
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 8	$ -	$ -

Expenses:
Mortality and expense risk charges	(1,917,489)	(766,406)	(937,450)
Distribution and administrative expense charges	(230,099)	(91,969)	(112,494)
Net investment income (loss)	(2,147,580)	(858,375)	(1,049,944)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(11)	1,376,392	3,705,701
Realized gain distributions	-	5,541,403	6,031,937
Net realized gains (losses)	(11)	6,917,795	9,737,638

Net change in unrealized appreciation (depreciation)	-	4,289,234	2,319,685

Net realized and change in unrealized gains (losses)	(11)	11,207,029	12,057,323

Increase (decrease) from operations	$ (2,147,591)	$ 10,348,654	$ 11,007,379

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

	RIS	RI1	SIS
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 694,736	$ 1,713,271	$ 2,108,141

Expenses:
Mortality and expense risk charges	(426,352)	(1,353,198)	(507,871)
Distribution and administrative expense charges	(51,162)	(162,384)	(60,945)
Net investment income (loss)	217,222	197,689	1,539,325

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(2,942,732)	(9,502,774)	108,198
Realized gain distributions	-	-	-
Net realized gains (losses)	(2,942,732)	(9,502,774)	108,198

Net change in unrealized appreciation (depreciation)	7,225,766	21,674,933	1,668,943

Net realized and change in unrealized gains (losses)	4,283,034	12,172,159	1,777,141

Increase (decrease) from operations	$ 4,500,256	$ 12,369,848	$ 3,316,466

	SI1	TEC	TE1
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 474,302	$ -	$ -

Expenses:
Mortality and expense risk charges	(131,137)	(194,181)	(20,743)
Distribution and administrative expense charges	(15,736)	(23,302)	(2,489)
Net investment income (loss)	327,429	(217,483)	(23,232)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	245,828	1,356,958	157,964
Realized gain distributions	-	-	-
Net realized gains (losses)	245,828	1,356,958	157,964

Net change in unrealized appreciation (depreciation)	198,331	632,920	35,911

Net realized and change in unrealized gains (losses)	444,159	1,989,878	193,875

Increase (decrease) from operations	$ 771,588	$ 1,772,395	$ 170,643

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

	TRS	MFJ	UTS
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 11,520,126	$ 14,478,203	$ 7,036,110

Expenses:
Mortality and expense risk charges	(5,593,666)	(9,404,025)	(1,950,165)
Distribution and administrative expense charges	(671,240)	(1,128,483)	(234,020)
Net investment income (loss)	5,255,220	3,945,695	4,851,925

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	704,223	(12,545,748)	7,434,570
Realized gain distributions	-	-	-
Net realized gains (losses)	704,223	(12,545,748)	7,434,570

Net change in unrealized appreciation (depreciation)	36,245,628	64,307,994	5,787,625

Net realized and change in unrealized gains (losses)	36,949,851	51,762,246	13,222,195

Increase (decrease) from operations	$ 42,205,071	$ 55,707,941	$ 18,074,120

	MFE	MVS	MV1
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 4,972,337	$ 1,962,945	$ 2,979,344

Expenses:
Mortality and expense risk charges	(1,687,391)	(1,394,842)	(2,822,011)
Distribution and administrative expense charges	(202,487)	(167,381)	(338,641)
Net investment income (loss)	3,082,459	400,722	(181,308)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	8,074,786	(4,871,425)	1,548,571
Realized gain distributions	-	5,084,984	9,048,342
Net realized gains (losses)	8,074,786	213,559	10,596,913

Net change in unrealized appreciation (depreciation)	1,609,239	14,048,886	14,931,597

Net realized and change in unrealized gains (losses)	9,684,025	14,262,445	25,528,510

Increase (decrease) from operations	$ 12,766,484	$ 14,663,167	$ 25,347,202

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

	VSC	6XX	SC3
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 378,255	$ 23,868,158	$ 40,738

Expenses:
Mortality and expense risk charges	(1,654,494)	(13,389,334)	(65,236)
Distribution and administrative expense charges	(198,539)	(1,606,720)	(7,828)
Net investment income (loss)	(1,474,778)	8,872,104	(32,326)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	5,888,094	18,474,887	536,780
Realized gain distributions	4,920,152	25,269,206	-
Net realized gains (losses)	10,808,246	43,744,093	536,780

Net change in unrealized appreciation (depreciation)	4,089,558	8,326,104	452,299

Net realized and change in unrealized gains (losses)	14,897,804	52,070,197	989,079

Increase (decrease) from operations	$ 13,423,026	$ 60,942,301	$ 956,753

	SRE	8XX	5XX
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 764,011	$ 12,106,713	$ 2,201,099

Expenses:
Mortality and expense risk charges	(1,673,505)	(7,709,980)	(4,098,320)
Distribution and administrative expense charges	(200,821)	(925,198)	(491,798)
Net investment income (loss)	(1,110,315)	3,471,535	(2,389,019)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	9,679,214	11,262,506	4,668,776
Realized gain distributions	-	24,450,549	19,047,089
Net realized gains (losses)	9,679,214	35,713,055	23,715,865

Net change in unrealized appreciation (depreciation)	18,021,333	13,110,635	(5,847,739)

Net realized and change in unrealized gains (losses)	27,700,547	48,823,690	17,868,126

Increase (decrease) from operations	$ 26,590,232	$ 52,295,225	$ 15,479,107

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

	SDC	S15	SGC
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 5,693,210	$ 1,625,179	$ 539,827

Expenses:
Mortality and expense risk charges	(7,689,982)	(2,646,391)	(818,809)
Distribution and administrative expense charges	(922,798)	(317,567)	(98,257)
Net investment income (loss)	(2,919,570)	(1,338,779)	(377,239)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,588,974	201,797	5,613,588
Realized gain distributions	-	-	6,554,711
Net realized gains (losses)	1,588,974	201,797	12,168,299

Net change in unrealized appreciation (depreciation)	3,600,483	1,698,969	(4,712,364)

Net realized and change in unrealized gains (losses)	5,189,457	1,900,766	7,455,935

Increase (decrease) from operations	$ 2,269,887	$ 561,987	$ 7,078,696

	S13	7XX	2XX
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 240,277	$ 42,554,956	$ -

Expenses:
Mortality and expense risk charges	(442,479)	(26,879,863)	(165,701)
Distribution and administrative expense charges	(53,097)	(3,225,584)	(19,884)
Net investment income (loss)	(255,299)	12,449,509	(185,585)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	552,739	26,747,488	(455,294)
Realized gain distributions	3,873,201	45,002,796	390,574
Net realized gains (losses)	4,425,940	71,750,284	(64,720)

Net change in unrealized appreciation (depreciation)	(294,555)	63,221,700	1,112,237

Net realized and change in unrealized gains (losses)	4,131,385	134,971,984	1,047,517

Increase (decrease) from operations	$ 3,876,086	$ 147,421,493	$ 861,932

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

	AAW	VKM	OBV
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ -	$ -	$ 152,817

Expenses:
Mortality and expense risk charges	(11,821)	(226,940)	(194,756)
Distribution and administrative expense charges	(1,419)	(27,233)	(23,371)
Net investment income (loss)	(13,240)	(254,173)	(65,310)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(39,569)	190,912	526,188
Realized gain distributions	49,420	1,730,074	-
Net realized gains (losses)	9,851	1,920,986	526,188

Net change in unrealized appreciation (depreciation)	(35,564)	(727,362)	778,369

Net realized and change in unrealized gains (losses)	(25,713)	1,193,624	1,304,557

Increase (decrease) from operations	$ (38,953)	$ 939,451	$ 1,239,247

	OCA	OGG	OMG
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 94,765	$ 543,796	$ 2,390,497

Expenses:
Mortality and expense risk charges	(371,184)	(423,079)	(5,693,892)
Distribution and administrative expense charges	(44,542)	(50,769)	(683,267)
Net investment income (loss)	(320,961)	69,948	(3,986,662)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	981,476	1,126,964	(11,151,689)
Realized gain distributions	-	-	-
Net realized gains (losses)	981,476	1,126,964	(11,151,689)

Net change in unrealized appreciation (depreciation)	2,114,075	3,792,966	67,240,199

Net realized and change in unrealized gains (losses)	3,095,551	4,919,930	56,088,510

Increase (decrease) from operations	$ 2,774,590	$ 4,989,878	$ 52,101,848

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

	OMS	AAQ	PRA
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 27,306	$ 320	$ 880,586

Expenses:
Mortality and expense risk charges	(136,373)	(948)	(197,746)
Distribution and administrative expense charges	(16,365)	(114)	(23,730)
Net investment income (loss)	(125,432)	(742)	659,110

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	328,299	2,498	83,983
Realized gain distributions	-	-	-
Net realized gains (losses)	328,299	2,498	83,983

Net change in unrealized appreciation (depreciation)	1,062,698	2,820	735,402

Net realized and change in unrealized gains (losses)	1,390,997	5,318	819,385

Increase (decrease) from operations	$ 1,265,565	$ 4,576	$ 1,478,495

	AAP	BBD	PCR
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 873,619	$ 25,607	$ 2,050,022

Expenses:
Mortality and expense risk charges	(221,020)	(13,701)	(1,107,854)
Distribution and administrative expense charges	(26,522)	(1,644)	(132,943)
Net investment income (loss)	626,077	10,262	809,225

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	74,987	(10,825)	(2,177,181)
Realized gain distributions	-	37,933	2,288,967
Net realized gains (losses)	74,987	27,108	111,786

Net change in unrealized appreciation (depreciation)	1,122,079	(13,712)	2,537,488

Net realized and change in unrealized gains (losses)	1,197,066	13,396	2,649,274

Increase (decrease) from operations	$ 1,823,143	$ 23,658	$ 3,458,499

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

	PMB	BBE	6TT
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 1,301,879	$ 28,142	$ 34,741,274

Expenses:
Mortality and expense risk charges	(403,267)	(8,307)	(15,889,654)
Distribution and administrative expense charges	(48,392)	(997)	(1,906,758)
Net investment income (loss)	850,220	18,838	16,944,862

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	834,393	5,212	4,644,439
Realized gain distributions	-	-	4,355,400
Net realized gains (losses)	834,393	5,212	8,999,839

Net change in unrealized appreciation (depreciation)	2,189,273	59,320	47,177,902

Net realized and change in unrealized gains (losses)	3,023,666	64,532	56,177,741

Increase (decrease) from operations	$ 3,873,886	$ 83,370	$ 73,122,603

	PRR	PTR	AAR
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 1,102,896	$ 9,144,922	$ -

Expenses:
Mortality and expense risk charges	(1,568,451)	(5,446,368)	(69,125)
Distribution and administrative expense charges	(188,214)	(653,564)	(8,295)
Net investment income (loss)	(653,769)	3,044,990	(77,420)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	5,018,980	8,935,030	55,909
Realized gain distributions	5,056,085	6,458,294	-
Net realized gains (losses)	10,075,065	15,393,324	55,909

Net change in unrealized appreciation (depreciation)	(2,506,472)	8,075,070	57,168

Net realized and change in unrealized gains (losses)	7,568,593	23,468,394	113,077

Increase (decrease) from operations	$ 6,914,824	$ 26,513,384	$ 35,657

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

	AAS	3XX1	SBI1
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 21,497	$ 241,342	$ 357,176

Expenses:
Mortality and expense risk charges	(24,097)	(49,468)	(76,646)
Distribution and administrative expense charges	(2,892)	(5,936)	(9,197)
Net investment income (loss)	(5,492)	185,938	271,333

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	58,369	(628,882)	57,696
Realized gain distributions	-	-	84,513
Net realized gains (losses)	58,369	(628,882)	142,209

Net change in unrealized appreciation (depreciation)	123,803	789,796	256,722

Net realized and change in unrealized gains (losses)	182,172	160,914	398,931

Increase (decrease) from operations	$ 176,680	$ 346,852	$ 670,264

	SSA1	SVV1	1XX1
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 1,056,181	$ 2,769,114	$ -

Expenses:
Mortality and expense risk charges	(437,633)	(3,139,219)	(183,073)
Distribution and administrative expense charges	(52,516)	(376,706)	(21,969)
Net investment income (loss)	566,032	(746,811)	(205,042)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(5,190,707)	10,779,735	(728,040)
Realized gain distributions	7,408,149	46,339,177	2,184,020
Net realized gains (losses)	2,217,442	57,118,912	1,455,980

Net change in unrealized appreciation (depreciation)	469,650	(37,152,200)	291,048

Net realized and change in unrealized gains (losses)	2,687,092	19,966,712	1,747,028

Increase (decrease) from operations	$ 3,253,124	$ 19,219,901	$ 1,541,986

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

	SLC1	S121	S141
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 4,424,444	$ 152,107	$ 1,893,292

Expenses:
Mortality and expense risk charges	(4,067,109)	(186,659)	(437,672)
Distribution and administrative expense charges	(488,053)	(22,399)	(52,521)
Net investment income (loss)	(130,718)	(56,951)	1,403,099

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(36,856,963)	(4,726,575)	(619,372)
Realized gain distributions	77,924,300	3,810,428	1,619,845
Net realized gains (losses)	41,067,337	(916,147)	1,000,473

Net change in unrealized appreciation (depreciation)	(15,397,553)	2,163,238	803,847

Net realized and change in unrealized gains (losses)	25,669,784	1,247,091	1,804,320

Increase (decrease) from operations	$ 25,539,066	$ 1,190,140	$ 3,207,419

	4XX1	S161	LGF1
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 20,441,755	$ 27,055	$ 19,695

Expenses:
Mortality and expense risk charges	(9,561,821)	(474,268)	(87,211)
Distribution and administrative expense charges	(1,147,419)	(56,912)	(10,465)
Net investment income (loss)	9,732,515	(504,125)	(77,981)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(11,940,219)	7,141,909	(12,982)
Realized gain distributions	41,243,174	4,992,742	881,653
Net realized gains (losses)	29,302,955	12,134,651	868,671

Net change in unrealized appreciation (depreciation)	2,986,554	(6,632,828)	(227,313)

Net realized and change in unrealized gains (losses)	32,289,509	5,501,823	641,358

Increase (decrease) from operations	$ 42,022,024	$ 4,997,698	$ 563,377

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

	IGB1	CMM1	WTF
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$ 3,822,844	$ 699	$ 2,252

Expenses:
Mortality and expense risk charges	(2,396,227)	(1,801,807)	(9,311)
Distribution and administrative expense charges	(287,547)	(216,217)	(1,117)
Net investment income (loss)	1,139,070	(2,017,325)	(8,176)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(1,582,778)	(7)	139,588
Realized gain distributions	11,275,189	924	-
Net realized gains (losses)	9,692,411	917	139,588

Net change in unrealized appreciation (depreciation)	(3,355,954)	-	(23,362)

Net realized and change in unrealized gains (losses)	6,336,457	917	116,226

Increase (decrease) from operations	$ 7,475,527	$ (2,016,408)	$ 108,050

	USC	AAL
	Sub-Account	Sub-Account
Income:
Dividend income	$ 202	$ 293,857

Expenses:
Mortality and expense risk charges	(1,064)	(298,029)
Distribution and administrative expense charges	(128)	(35,763)
Net investment income (loss)	(990)	(39,935)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	142	81,953
Realized gain distributions	3,030	380,934
Net realized gains (losses)	3,172	462,887

Net change in unrealized appreciation (depreciation)	7,905	447,062

Net realized and change in unrealized gains (losses)	11,077	909,949

Increase (decrease) from operations	$ 10,087	$ 870,014

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	AVB Sub-Account		AAA Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 160,364	$ 319,134	$ (709,017)	$ (171,089)
Net realized gains (losses)	2,328,756	1,869,277	78,154	(6,157)
Net change in unrealized appreciation (depreciation)	3,976,713	(4,999,607)	3,433,744	667
Net increase (decrease) from operations	6,465,833	(2,811,196)	2,802,881	(176,579)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,095,498	9,656,409	2,266,170	29,881,377
Transfers between Sub-Accounts
(including the Fixed Account), net	916,445	(229,416)	11,647,367	9,037,639
Withdrawals, surrenders, annuitizations
and contract charges	(6,925,266)	(2,721,602)	(1,029,572)	(174,021)
Net accumulation activity	(4,913,323)	6,705,391	12,883,965	38,744,995

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase (decrease) from contract owner transactions	(4,913,323)	6,705,391	12,883,965	38,744,995

Total increase (decrease) in net assets	1,552,510	3,894,195	15,686,846	38,568,416

Net assets at beginning of year	57,458,501	53,564,306	38,568,416	-
Net assets at end of year	$ 59,011,011	$ 57,458,501	$ 54,255,262	$ 38,568,416

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	AN4 Sub-Account		IVB Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ (21,311)	$ 96,540	$ (229,566)	$ 1,676,551
Net realized gains (losses)	163,001	276,732	2,349,872	129,126
Net change in unrealized appreciation (depreciation)	1,063,094	(2,055,549)	6,161,231	(17,353,908)
Net increase (decrease) from operations	1,204,784	(1,682,277)	8,281,537	(15,548,231)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	88,873	894,234	661,307	386,976
Transfers between Sub-Accounts
(including the Fixed Account), net	(721,977)	769,899	(971,184)	4,787,525
Withdrawals, surrenders, annuitizations
and contract charges	(672,275)	(481,330)	(8,982,083)	(6,434,322)
Net accumulation activity	(1,305,379)	1,182,803	(9,291,960)	(1,259,821)

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase (decrease) from contract owner transactions	(1,305,379)	1,182,803	(9,291,960)	(1,259,821)

Total increase (decrease) in net assets	(100,595)	(499,474)	(1,010,423)	(16,808,052)

Net assets at beginning of year	8,892,693	9,392,167	64,608,169	81,416,221
Net assets at end of year	$ 8,792,098	$ 8,892,693	$ 63,597,746	$ 64,608,169

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	AAU Sub-Account		9XX Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ (13,411)	$ (54)	$ (1,498,838)	$ 6,282,202
Net realized gains (losses)	39,702	33	16,448,031	30,793,126
Net change in unrealized appreciation (depreciation)	59,189	2,169	47,154,788	(77,867,381)
Net increase (decrease) from operations	85,480	2,148	62,103,981	(40,792,053)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	625	10,000	8,884,136	145,802,452
Transfers between Sub-Accounts
(including the Fixed Account), net	1,499,336	52,060	5,318,879	64,013,878
Withdrawals, surrenders, annuitizations
and contract charges	(86,103)	(67)	(44,803,619)	(31,267,742)
Net accumulation activity	1,413,858	61,993	(30,600,604)	178,548,588

Annuitization Activity:
Annuitizations	26,968	-	118,749	-
Annuity payments and contract charges	(888)	-	(9,634)	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(619)	-	(165)	-
Net annuitization activity	25,461	-	108,950	-

Net increase (decrease) from contract owner transactions	1,439,319	61,993	(30,491,654)	178,548,588

Total increase (decrease) in net assets	1,524,799	64,141	31,612,327	137,756,535

Net assets at beginning of year	64,141	-	757,127,151	619,370,616
Net assets at end of year	$ 1,588,940	$ 64,141	$ 788,739,478	$ 757,127,151

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	NMT Sub-Account		MCC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ (673)	$ (661)	$ (1,884,950)	$ (2,150,577)
Net realized gains (losses)	(488)	(409)	(1,095,310)	(2,781,978)
Net change in unrealized appreciation (depreciation)	4,865	(4,433)	13,205,888	(12,374,508)
Net increase (decrease) from operations	3,704	(5,503)	10,225,628	(17,307,063)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	-	-	693,113	1,786,315
Transfers between Sub-Accounts
(including the Fixed Account), net	719	3,389	(1,290,228)	393,071
Withdrawals, surrenders, annuitizations
and contract charges	(1,354)	(1,360)	(13,447,533)	(12,568,331)
Net accumulation activity	(635)	2,029	(14,044,648)	(10,388,945)

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	(2,837)	(3,025)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	(435)	260
Net annuitization activity	-	-	(3,272)	(2,765)

Net increase (decrease) from contract owner transactions	(635)	2,029	(14,047,920)	(10,391,710)

Total increase (decrease) in net assets	3,069	(3,474)	(3,822,292)	(27,698,773)

Net assets at beginning of year	38,189	41,663	110,566,702	138,265,475
Net assets at end of year	$ 41,258	$ 38,189	$ 106,744,410	$ 110,566,702

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	NNG Sub-Account		CMG Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ (269)	$ (1,689)	$ (382,553)	$ (467,497)
Net realized gains (losses)	76	11,905	2,869,542	799,290
Net change in unrealized appreciation (depreciation)	2,694	(16,572)	452,696	(1,705,400)
Net increase (decrease) from operations	2,501	(6,356)	2,939,685	(1,373,607)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	-	-	253,248	2,056,016
Transfers between Sub-Accounts
(including the Fixed Account), net	-	2,204	(204,611)	2,570,861
Withdrawals, surrenders, annuitizations
and contract charges	(5)	(101,666)	(2,894,856)	(2,170,115)
Net accumulation activity	(5)	(99,462)	(2,846,219)	2,456,762

Annuitization Activity:
Annuitizations	-	-	55,672	-
Annuity payments and contract charges	-	-	(1,829)	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	(1,186)	-
Net annuitization activity	-	-	52,657	-

Net increase (decrease) from contract owner transactions	(5)	(99,462)	(2,793,562)	2,456,762

Total increase (decrease) in net assets	2,496	(105,818)	146,123	1,083,155

Net assets at beginning of year	24,200	130,018	29,170,579	28,087,424
Net assets at end of year	$ 26,696	$ 24,200	$ 29,316,702	$ 29,170,579

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	NMI Sub-Account		CSC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ (85,297)	$ (111,393)	$ (210)	$ (115)
Net realized gains (losses)	583,433	523,432	512	1,356
Net change in unrealized appreciation (depreciation)	1,121,912	(2,826,003)	1,043	(2,461)
Net increase (decrease) from operations	1,620,048	(2,413,964)	1,345	(1,220)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	17,220	414,364	-	-
Transfers between Sub-Accounts
(including the Fixed Account), net	(1,139,859)	(177,513)	169	2,042
Withdrawals, surrenders, annuitizations
and contract charges	(1,303,229)	(960,267)	(62)	(62)
Net accumulation activity	(2,425,868)	(723,416)	107	1,980

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase (decrease) from contract owner transactions	(2,425,868)	(723,416)	107	1,980

Total increase (decrease) in net assets	(805,820)	(3,137,380)	1,452	760

Net assets at beginning of year	10,671,777	13,809,157	13,935	13,175
Net assets at end of year	$ 9,865,957	$ 10,671,777	$ 15,387	$ 13,935

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	FVB Sub-Account		FL1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ (104,102)	$ 2,740	$ (1,345,026)	$ (1,966,294)
Net realized gains (losses)	8,711,774	2,484,370	19,278,522	11,701,252
Net change in unrealized appreciation (depreciation)	1,477,953	(6,962,155)	12,847,970	(19,823,020)
Net increase (decrease) from operations	10,085,625	(4,475,045)	30,781,466	(10,088,062)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,388,069	16,737,584	1,543,391	13,567,224
Transfers between Sub-Accounts
(including the Fixed Account), net	7,592,175	10,039,898	(7,944,949)	2,512,738
Withdrawals, surrenders, annuitizations
and contract charges	(7,836,356)	(3,952,295)	(18,921,164)	(11,610,120)
Net accumulation activity	1,143,888	22,825,187	(25,322,722)	4,469,842

Annuitization Activity:
Annuitizations	-	-	107,790	-
Annuity payments and contract charges	-	-	(7,423)	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	(729)	-
Net annuitization activity	-	-	99,638	-

Net increase (decrease) from contract owner transactions	1,143,888	22,825,187	(25,223,084)	4,469,842

Total increase (decrease) in net assets	11,229,513	18,350,142	5,558,382	(5,618,220)

Net assets at beginning of year	76,682,725	58,332,583	221,030,866	226,649,086
Net assets at end of year	$ 87,912,238	$ 76,682,725	$ 226,589,248	$ 221,030,866

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	F10 Sub-Account		F15 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ (7,248)	$ (2,100)	$ 11,698	$ 23,007
Net realized gains (losses)	313,914	283,707	774,539	(403,367)
Net change in unrealized appreciation (depreciation)	218,444	(387,734)	1,910,427	(193,367)
Net increase (decrease) from operations	525,110	(106,127)	2,696,664	(573,727)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	5,861	-	65,505	855,052
Transfers between Sub-Accounts
(including the Fixed Account), net	625,962	(123,450)	(178,517)	563,858
Withdrawals, surrenders, annuitizations
and contract charges	(871,987)	(1,236,730)	(2,650,609)	(4,403,079)
Net accumulation activity	(240,164)	(1,360,180)	(2,763,621)	(2,984,169)

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase (decrease) from contract owner transactions	(240,164)	(1,360,180)	(2,763,621)	(2,984,169)

Total increase (decrease) in net assets	284,946	(1,466,307)	(66,957)	(3,557,896)

Net assets at beginning of year	5,402,924	6,869,231	28,232,570	31,790,466
Net assets at end of year	$ 5,687,870	$ 5,402,924	$ 28,165,613	$ 28,232,570

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	F20 Sub-Account		FVM Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 12,547	$ 67,627	$ (2,072,845)	$ (2,872,933)
Net realized gains (losses)	172,976	(718,422)	14,547,191	(2,466,211)
Net change in unrealized appreciation (depreciation)	3,858,316	(492,015)	7,232,838	(16,962,976)
Net increase (decrease) from operations	4,043,839	(1,142,810)	19,707,184	(22,302,120)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	70,921	2,110,643	1,243,666	10,891,768
Transfers between Sub-Accounts
(including the Fixed Account), net	556,370	231,747	(6,313,670)	7,423,954
Withdrawals, surrenders, annuitizations
and contract charges	(4,755,446)	(5,889,596)	(17,761,432)	(16,812,241)
Net accumulation activity	(4,128,155)	(3,547,206)	(22,831,436)	1,503,481

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	(2,122)	(2,288)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	(516)	444
Net annuitization activity	-	-	(2,638)	(1,844)

Net increase (decrease) from contract owner transactions	(4,128,155)	(3,547,206)	(22,834,074)	1,501,637

Total increase (decrease) in net assets	(84,316)	(4,690,016)	(3,126,890)	(20,800,483)

Net assets at beginning of year	37,084,576	41,774,592	157,792,397	178,592,880
Net assets at end of year	$37,000,260	$ 37,084,576	$ 154,665,507	$ 157,792,397

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	SGI Sub-Account		S17 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ (4,319,473)	$ (2,020,397)	$ 544,172	$ (877,070)
Net realized gains (losses)	37,846,544	9,486,786	1,764,062	258,562
Net change in unrealized appreciation (depreciation)	24,657,705	(45,605,215)	3,954,939	(959,210)
Net increase (decrease) from operations	58,184,776	(38,138,826)	6,263,173	(1,577,718)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	3,967,604	46,950,784	90,390	842,256
Transfers between Sub-Accounts
(including the Fixed Account), net	(21,913,842)	18,054,844	(1,031,956)	(2,102,432)
Withdrawals, surrenders, annuitizations
and contract charges	(37,155,911)	(27,584,198)	(5,421,479)	(4,969,441)
Net accumulation activity	(55,102,149)	37,421,430	(6,363,045)	(6,229,617)

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	(1,118)	(1,184)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	479	3	-	-
Net annuitization activity	(639)	(1,181)	-	-

Net increase (decrease) from contract owner transactions	(55,102,788)	37,420,249	(6,363,045)	(6,229,617)

Total increase (decrease) in net assets	3,081,988	(718,577)	(99,872)	(7,807,335)

Net assets at beginning of year	461,684,334	462,402,911	48,625,842	56,433,177
Net assets at end of year	$464,766,322	$ 461,684,334	$ 48,525,970	$ 48,625,842

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	ISC Sub-Account		AAZ Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 5,680,615	$ 4,645,284	$ 118,006	$ (1,401)
Net realized gains (losses)	3,434,871	(2,738,894)	13,653	(41)
Net change in unrealized appreciation (depreciation)	3,034,072	(1,545,606)	89,355	24,046
Net increase (decrease) from operations	12,149,558	360,784	221,014	22,604

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	924,145	8,596,226	478,553	1,186,477
Transfers between Sub-Accounts
(including the Fixed Account), net	7,049,998	8,806,377	531,807	129,652
Withdrawals, surrenders, annuitizations
and contract charges	(14,689,486)	(10,689,772)	(54,651)	(400)
Net accumulation activity	(6,715,343)	6,712,831	955,709	1,315,729

Annuitization Activity:
Annuitizations	-	49,794	-	-
Annuity payments and contract charges	(10,913)	(5,249)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(774)	(295)	-	-
Net annuitization activity	(11,687)	44,250	-	-

Net increase (decrease) from contract owner transactions	(6,727,030)	6,757,081	955,709	1,315,729

Total increase (decrease) in net assets	5,422,528	7,117,865	1,176,723	1,338,333

Net assets at beginning of year	115,893,306	108,775,441	1,338,333	-
Net assets at end of year	$ 121,315,834	$ 115,893,306	$ 2,515,056	$ 1,338,333

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	BBC Sub-Account		FVS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 804	$ (89)	$ (381,109)	$ (430,084)
Net realized gains (losses)	2,312	1	3,245,320	3,422,962
Net change in unrealized appreciation (depreciation)	12,508	1,597	3,311,021	(5,359,748)
Net increase (decrease) from operations	15,624	1,509	6,175,232	(2,366,870)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	5,643	101,917	341,380	2,506,905
Transfers between Sub-Accounts
(including the Fixed Account), net	21,608	1,912	(1,034,147)	(943,939)
Withdrawals, surrenders, annuitizations
and contract charges	(2,338)	-	(5,075,549)	(4,806,598)
Net accumulation activity	24,913	103,829	(5,768,316)	(3,243,632)

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	(2,165)	(2,158)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	(382)	(4)
Net annuitization activity	-	-	(2,547)	(2,162)

Net increase (decrease) from contract owner transactions	24,913	103,829	(5,770,863)	(3,245,794)

Total increase (decrease) in net assets	40,537	105,338	404,369	(5,612,664)

Net assets at beginning of year	105,338	-	38,970,383	44,583,047
Net assets at end of year	$ 145,875	$ 105,338	$ 39,374,752	$ 38,970,383

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	BBA Sub-Account		SIC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ (5,296)	$ (581)	$ 1,838,274	$ 1,429,106
Net realized gains (losses)	9,699	(9)	726,859	1,046,155
Net change in unrealized appreciation (depreciation)	90,727	3,935	1,047,542	(2,245,020)
Net increase (decrease) from operations	95,130	3,345	3,612,675	230,241

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	27,938	509,584	434,002	2,839,756
Transfers between Sub-Accounts
(including the Fixed Account), net	14,972	1,100	299,530	2,466,691
Withdrawals, surrenders, annuitizations
and contract charges	(8,937)	-	(3,685,102)	(2,752,794)
Net accumulation activity	33,973	510,684	(2,951,570)	2,553,653

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase (decrease) from contract owner transactions	33,973	510,684	(2,951,570)	2,553,653

Total increase (decrease) in net assets	129,103	514,029	661,105	2,783,894

Net assets at beginning of year	514,029	-	34,368,378	31,584,484
Net assets at end of year	$ 643,132	$ 514,029	$ 35,029,483	$ 34,368,378

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	BBB Sub-Account		FMS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 17,472	$ (234)	$ 918,595	$ 1,653,824
Net realized gains (losses)	1,157	(4)	(134,007)	(10,633,380)
Net change in unrealized appreciation (depreciation)	12,152	520	28,175,340	2,656,053
Net increase (decrease) from operations	30,781	282	28,959,928	(6,323,503)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	18,503	167,103	1,371,719	3,017,826
Transfers between Sub-Accounts
(including the Fixed Account), net	168,037	21,727	(13,412,692)	(4,615,125)
Withdrawals, surrenders, annuitizations
and contract charges	(27,848)	-	(22,525,875)	(18,059,063)
Net accumulation activity	158,692	188,830	(34,566,848)	(19,656,362)

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	(1,790)	(1,775)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	(309)	(44)
Net annuitization activity	-	-	(2,099)	(1,819)

Net increase (decrease) from contract owner transactions	158,692	188,830	(34,568,947)	(19,658,181)

Total increase (decrease) in net assets	189,473	189,112	(5,609,019)	(25,981,684)

Net assets at beginning of year	189,112	-	243,685,985	269,667,669
Net assets at end of year	$ 378,585	$ 189,112	$ 238,076,966	$ 243,685,985

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	TDM Sub-Account		FTI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ (132,873)	$ (401,042)	$ 2,838,518	$ (177,010)
Net realized gains (losses)	(401,357)	(1,989,043)	(20,030,110)	(20,735,923)
Net change in unrealized appreciation (depreciation)	6,065,172	(7,349,434)	49,374,773	(5,535,384)
Net increase (decrease) from operations	5,530,942	(9,739,519)	32,183,181	(26,448,317)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	213,057	269,481	1,150,774	1,750,211
Transfers between Sub-Accounts
(including the Fixed Account), net	(1,552,201)	1,474,660	(14,159,849)	366,260
Withdrawals, surrenders, annuitizations
and contract charges	(6,123,403)	(6,242,630)	(34,194,721)	(42,018,055)
Net accumulation activity	(7,462,547)	(4,498,489)	(47,203,796)	(39,901,584)

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	(769)	(939)	(12,852)	(13,143)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(181)	215	(687)	900
Net annuitization activity	(950)	(724)	(13,539)	(12,243)

Net increase (decrease) from contract owner transactions	(7,463,497)	(4,499,213)	(47,217,335)	(39,913,827)

Total increase (decrease) in net assets	(1,932,555)	(14,238,732)	(15,034,154)	(66,362,144)

Net assets at beginning of year	46,486,794	60,725,526	207,290,349	273,652,493
Net assets at end of year	$ 44,554,239	$ 46,486,794	$ 192,256,195	$ 207,290,349

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	AAX Sub-Account		FTG Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 86,668	$ (409)	$ 95,226	$ (117,108)
Net realized gains (losses)	5,596	(2)	(1,423,057)	(3,107,548)
Net change in unrealized appreciation (depreciation)	143,163	639	7,040,177	489,250
Net increase (decrease) from operations	235,427	228	5,712,346	(2,735,406)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	56,425	225,085	208,958	1,587,559
Transfers between Sub-Accounts
(including the Fixed Account), net	3,908,582	85,489	(1,933,861)	443,541
Withdrawals, surrenders, annuitizations
and contract charges	(385,811)	(203)	(3,140,133)	(4,091,808)
Net accumulation activity	3,579,196	310,371	(4,865,036)	(2,060,708)

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase (decrease) from contract owner transactions	3,579,196	310,371	(4,865,036)	(2,060,708)

Total increase (decrease) in net assets	3,814,623	310,599	847,310	(4,796,114)

Net assets at beginning of year	310,599	-	30,804,560	35,600,674
Net assets at end of year	$ 4,125,222	$ 310,599	$ 31,651,870	$ 30,804,560

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	HBF Sub-Account		HVD Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ (12,988)	$ (59,704)	$ 102,254	$ 94,587
Net realized gains (losses)	324,765	110,991	242,670	155,657
Net change in unrealized appreciation (depreciation)	957,410	(108,058)	74,135	(29,881)
Net increase (decrease) from operations	1,269,187	(56,771)	419,059	220,363

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	459,734	5,876,612	89,217	457,169
Transfers between Sub-Accounts
(including the Fixed Account), net	(20,732)	1,136,657	18,066	120,337
Withdrawals, surrenders, annuitizations
and contract charges	(1,235,280)	(422,240)	(369,251)	(188,053)
Net accumulation activity	(796,278)	6,591,029	(261,968)	389,453

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase (decrease) from contract owner transactions	(796,278)	6,591,029	(261,968)	389,453

Total increase (decrease) in net assets	472,909	6,534,258	157,091	609,816

Net assets at beginning of year	16,106,376	9,572,118	4,371,146	3,761,330
Net assets at end of year	$ 16,579,285	$ 16,106,376	$ 4,528,237	$ 4,371,146

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	HVG Sub-Account		HVI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ (9,824)	$ (11,222)	$ 23,408	$ 14,192
Net realized gains (losses)	21,596	10,797	60,960	16,461
Net change in unrealized appreciation (depreciation)	58,070	(37,962)	12,330	29,960
Net increase (decrease) from operations	69,842	(38,387)	96,698	60,613

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	445	47,169	8,161	-
Transfers between Sub-Accounts
(including the Fixed Account), net	27,527	12,278	(47,871)	(14,685)
Withdrawals, surrenders, annuitizations
and contract charges	(57,268)	(28,914)	(109,332)	(34,460)
Net accumulation activity	(29,296)	30,533	(149,042)	(49,145)

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase (decrease) from contract owner transactions	(29,296)	30,533	(149,042)	(49,145)

Total increase (decrease) in net assets	40,546	(7,854)	(52,344)	11,468

Net assets at beginning of year	807,966	815,820	1,114,733	1,103,265
Net assets at end of year	$ 848,512	$ 807,966	$ 1,062,389	$ 1,114,733

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	HVE Sub-Account		HVM Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ (21,857)	$ (19,109)	$ (828)	$ (599)
Net realized gains (losses)	232,617	91,806	2,027	55
Net change in unrealized appreciation (depreciation)	395,879	(740,178)	5,872	(956)
Net increase (decrease) from operations	606,639	(667,481)	7,071	(1,500)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	71,629	284,776	-	8,977
Transfers between Sub-Accounts
(including the Fixed Account), net	(247,409)	625,955	(830)	21,785
Withdrawals, surrenders, annuitizations
and contract charges	(435,297)	(180,534)	(864)	(955)
Net accumulation activity	(611,077)	730,197	(1,694)	29,807

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase (decrease) from contract owner transactions	(611,077)	730,197	(1,694)	29,807

Total increase (decrease) in net assets	(4,438)	62,716	5,377	28,307

Net assets at beginning of year	4,976,865	4,914,149	77,544	49,237
Net assets at end of year	$ 4,972,427	$ 4,976,865	$ 82,921	$ 77,544

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	HVC Sub-Account		HVS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ (21,700)	$ (15,418)	$ 80,118	$ 59,016
Net realized gains (losses)	194,871	30,659	76,492	52,714
Net change in unrealized appreciation (depreciation)	(9,101)	(69,829)	1,729	149,991
Net increase (decrease) from operations	164,070	(54,588)	158,339	261,721

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,998	39,831	317,187	3,019,516
Transfers between Sub-Accounts
(including the Fixed Account), net	360,307	38,299	574,449	430,155
Withdrawals, surrenders, annuitizations
and contract charges	(103,862)	(45,512)	(605,610)	(314,873)
Net accumulation activity	259,443	32,618	286,026	3,134,798

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase (decrease) from contract owner transactions	259,443	32,618	286,026	3,134,798

Total increase (decrease) in net assets	423,513	(21,970)	444,365	3,396,519

Net assets at beginning of year	1,267,264	1,289,234	8,425,130	5,028,611
Net assets at end of year	$ 1,690,777	$ 1,267,264	$ 8,869,495	$ 8,425,130

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	HVN Sub-Account		HRS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ (2,228)	$ (6,453)	$ (34,248)	$ (34,609)
Net realized gains (losses)	101,329	517	81,842	76,326
Net change in unrealized appreciation (depreciation)	(25,483)	(55,256)	32,670	(325,556)
Net increase (decrease) from operations	73,618	(61,192)	80,264	(283,839)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	-	(1)	43,134	356,002
Transfers between Sub-Accounts
(including the Fixed Account), net	(457,257)	87,841	36,028	298,782
Withdrawals, surrenders, annuitizations
and contract charges	(17,921)	(14,326)	(200,605)	(87,654)
Net accumulation activity	(475,178)	73,514	(121,443)	567,130

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase (decrease) from contract owner transactions	(475,178)	73,514	(121,443)	567,130

Total increase (decrease) in net assets	(401,560)	12,322	(41,179)	283,291

Net assets at beginning of year	401,560	389,238	2,498,612	2,215,321
Net assets at end of year	$ -	$ 401,560	$ 2,457,433	$ 2,498,612

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	HVR Sub-Account		HSS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 578	$ (16,736)	$ (81,478)	$ (76,345)
Net realized gains (losses)	54,717	45,190	512,074	215,969
Net change in unrealized appreciation (depreciation)	23,426	36,303	595,082	(272,980)
Net increase (decrease) from operations	78,721	64,757	1,025,678	(133,356)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	14,203	148,122	58,299	500,962
Transfers between Sub-Accounts
(including the Fixed Account), net	9,118	(12,064)	(527,647)	260,464
Withdrawals, surrenders, annuitizations
and contract charges	(78,770)	(49,397)	(469,273)	(199,972)
Net accumulation activity	(55,449)	86,661	(938,621)	561,454

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase (decrease) from contract owner transactions	(55,449)	86,661	(938,621)	561,454

Total increase (decrease) in net assets	23,272	151,418	87,057	428,098

Net assets at beginning of year	1,371,418	1,220,000	5,015,924	4,587,826
Net assets at end of year	$ 1,394,690	$ 1,371,418	$ 5,102,981	$ 5,015,924

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	AI8 Sub-Account		VKC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ (227)	$ (18)	$ (68,587)	$ (71,713)
Net realized gains (losses)	(452)	(1)	436,590	643,544
Net change in unrealized appreciation (depreciation)	8,834	(252)	574,660	(687,441)
Net increase (decrease) from operations	8,155	(271)	942,663	(115,610)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	-	7,817	20,917	1,086,698
Transfers between Sub-Accounts
(including the Fixed Account), net	166,095	4,954	(931,545)	94,656
Withdrawals, surrenders, annuitizations
and contract charges	(488)	-	(403,655)	(388,016)
Net accumulation activity	165,607	12,771	(1,314,283)	793,338

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase (decrease) from contract owner transactions	165,607	12,771	(1,314,283)	793,338

Total increase (decrease) in net assets	173,762	12,500	(371,620)	677,728

Net assets at beginning of year	12,500	-	6,491,582	5,813,854
Net assets at end of year	$ 186,262	$ 12,500	$ 6,119,962	$ 6,491,582

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	VLC Sub-Account		VKU Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ (36,999)	$ (76,155)	$ 107,898	$ (7,100)
Net realized gains (losses)	2,503,503	1,412,990	1,079,546	848,883
Net change in unrealized appreciation (depreciation)	1,327,601	(2,322,504)	4,359,262	(2,444,214)
Net increase (decrease) from operations	3,794,105	(985,669)	5,546,706	(1,602,431)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	34,134	1,376,247	1,050,375	19,407,060
Transfers between Sub-Accounts
(including the Fixed Account), net	593,476	(148,073)	3,314,936	6,285,673
Withdrawals, surrenders, annuitizations
and contract charges	(2,489,550)	(2,073,465)	(3,886,302)	(1,669,668)
Net accumulation activity	(1,861,940)	(845,291)	479,009	24,023,065

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase (decrease) from contract owner transactions	(1,861,940)	(845,291)	479,009	24,023,065

Total increase (decrease) in net assets	1,932,165	(1,830,960)	6,025,715	22,420,634

Net assets at beginning of year	22,814,813	24,645,773	51,651,570	29,230,936
Net assets at end of year	$ 24,746,978	$ 22,814,813	$ 57,677,285	$ 51,651,570

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	AAY Sub-Account		AAM Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 36,586	$ (1,370)	$ (5,121)	$ (57)
Net realized gains (losses)	15,221	10	(29,916)	-
Net change in unrealized appreciation (depreciation)	78,384	5,549	28,784	569
Net increase (decrease) from operations	130,191	4,189	(6,253)	512

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	222,715	1,002,054	20,923	52,501
Transfers between Sub-Accounts
(including the Fixed Account), net	7,089,092	706,334	1,173,504	527
Withdrawals, surrenders, annuitizations
and contract charges	(261,408)	(402)	(42,114)	-
Net accumulation activity	7,050,399	1,707,986	1,152,313	53,028

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase (decrease) from contract owner transactions	7,050,399	1,707,986	1,152,313	53,028

Total increase (decrease) in net assets	7,180,590	1,712,175	1,146,060	53,540

Net assets at beginning of year	1,712,175	-	53,540	-
Net assets at end of year	$ 8,892,765	$ 1,712,175	$ 1,199,600	$ 53,540

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	LRE Sub-Account		LA9 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ (82,867)	$ 236,140	$ (732,126)	$ (851,140)
Net realized gains (losses)	3,685,876	5,487,658	1,755,137	10,983,395
Net change in unrealized appreciation (depreciation)	7,891,581	(18,465,347)	4,035,361	(15,665,930)
Net increase (decrease) from operations	11,494,590	(12,741,549)	5,058,372	(5,533,675)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	656,213	7,997,091	486,447	1,384,103
Transfers between Sub-Accounts
(including the Fixed Account), net	(3,091,587)	5,055,758	(811,356)	1,472,009
Withdrawals, surrenders, annuitizations
and contract charges	(4,993,488)	(4,540,903)	(6,125,927)	(6,746,689)
Net accumulation activity	(7,428,862)	8,511,946	(6,450,836)	(3,890,577)

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	(1,953)	(1,544)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	(36)	105
Net annuitization activity	-	-	(1,989)	(1,439)

Net increase (decrease) from contract owner transactions	(7,428,862)	8,511,946	(6,452,825)	(3,892,016)

Total increase (decrease) in net assets	4,065,728	(4,229,603)	(1,394,453)	(9,425,691)

Net assets at beginning of year	57,264,390	61,493,993	41,524,761	50,950,452
Net assets at end of year	$ 61,330,118	$ 57,264,390	$ 40,130,308	$ 41,524,761

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	LAV Sub-Account		EGS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ (541,978)	$ (741,297)	$ (1,122,882)	$ (1,700,823)
Net realized gains (losses)	3,080,059	4,434,962	50,126,204	5,195,511
Net change in unrealized appreciation (depreciation)	1,488,505	(7,113,301)	(32,397,343)	(5,766,397)
Net increase (decrease) from operations	4,026,586	(3,419,636)	16,605,979	(2,271,709)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	193,071	3,727,176	987,460	1,519,327
Transfers between Sub-Accounts
(including the Fixed Account), net	(3,146,582)	3,073,501	(132,400,744)	(1,766,537)
Withdrawals, surrenders, annuitizations
and contract charges	(4,919,359)	(5,697,894)	(10,490,085)	(14,628,254)
Net accumulation activity	(7,872,870)	1,102,783	(141,903,369)	(14,875,464)

Annuitization Activity:
Annuitizations	-	-	41,565	64,034
Annuity payments and contract charges	-	-	(56,454)	(112,517)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	239,856	(269)
Net annuitization activity	-	-	224,967	(48,752)

Net increase (decrease) from contract owner transactions	(7,872,870)	1,102,783	(141,678,402)	(14,924,216)

Total increase (decrease) in net assets	(3,846,284)	(2,316,853)	(125,072,423)	(17,195,925)

Net assets at beginning of year	45,971,939	48,288,792	125,072,423	142,268,348
Net assets at end of year	$ 42,125,655	$ 45,971,939	$ -	$ 125,072,423

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	MFF Sub-Account		FFL Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ (120,732)	$ (178,831)	$ (682,619)	$ -
Net realized gains (losses)	3,357,631	779,030	91,748	-
Net change in unrealized appreciation (depreciation)	(1,858,098)	(781,522)	3,107,098	-
Net increase (decrease) from operations	1,378,801	(181,323)	2,516,227	-

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	141,515	257,235	629,137	-
Transfers between Sub-Accounts
(including the Fixed Account), net	(10,271,860)	27,256	128,736,650	-
Withdrawals, surrenders, annuitizations
and contract charges	(1,088,225)	(2,507,509)	(5,199,469)	-
Net accumulation activity	(11,218,570)	(2,223,018)	124,166,318	-

Annuitization Activity:
Annuitizations	10,575	-	-	-
Annuity payments and contract charges	(1,344)	-	(31,134)	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	509	3	(293,190)	-
Net annuitization activity	9,740	3	(324,324)	-

Net increase (decrease) from contract owner transactions	(11,208,830)	(2,223,015)	123,841,994	-

Total increase (decrease) in net assets	(9,830,029)	(2,404,338)	126,358,221	-

Net assets at beginning of year	9,830,029	12,234,367	-	-
Net assets at end of year	$ -	$ 9,830,029	$ 126,358,221	$ -

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	TEG Sub-Account		FFJ Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ (76,952)	$ -	$ (104,586)	$ -
Net realized gains (losses)	24,675	-	15,144	-
Net change in unrealized appreciation (depreciation)	340,498	-	667,058	-
Net increase (decrease) from operations	288,221	-	577,616	-

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	76,036	-	56,872	-
Transfers between Sub-Accounts
(including the Fixed Account), net	17,865,395	-	19,377,898	-
Withdrawals, surrenders, annuitizations
and contract charges	(878,631)	-	(953,361)	-
Net accumulation activity	17,062,800	-	18,481,409	-

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	(789)	-	(2,853)	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(725)	-	(10,272)	-
Net annuitization activity	(1,514)	-	(13,125)	-

Net increase (decrease) from contract owner transactions	17,061,286	-	18,468,284	-

Total increase (decrease) in net assets	17,349,507	-	19,045,900	-

Net assets at beginning of year	-	-	-	-
Net assets at end of year	$ 17,349,507	$ -	$ 19,045,900	$ -

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	FFK Sub-Account		TND Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ (95,735)	$ -	$ (14,385)	$ -
Net realized gains (losses)	20,828	-	3,655	-
Net change in unrealized appreciation (depreciation)	990,941	-	467,705	-
Net increase (decrease) from operations	916,034	-	456,975	-

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	103,139	-	383	-
Transfers between Sub-Accounts
(including the Fixed Account), net	42,001,261	-	12,841,128	-
Withdrawals, surrenders, annuitizations
and contract charges	(1,299,163)	-	(28,048)	-
Net accumulation activity	40,805,237	-	12,813,463	-

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	(113)	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(1,732)	-	87	-
Net annuitization activity	(1,845)	-	87	-

Net increase (decrease) from contract owner transactions	40,803,392	-	12,813,550	-

Total increase (decrease) in net assets	41,719,426	-	13,270,525	-

Net assets at beginning of year	-	-	-	-
Net assets at end of year	$ 41,719,426	$ -	$ 13,270,525	$ -

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	AAN Sub-Account		FFN Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ (893,330)	$ (2,530)	$ (239,748)	$ -
Net realized gains (losses)	123,281	(103)	14,507	-
Net change in unrealized appreciation (depreciation)	26,624	14,949	2,532,817	-
Net increase (decrease) from operations	(743,425)	12,316	2,307,576	-

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,092,689	1,915,802	76,609	-
Transfers between Sub-Accounts
(including the Fixed Account), net	911,050,849	382,797	218,975,427	-
Withdrawals, surrenders, annuitizations
and contract charges	(5,947,268)	(15,746)	(1,544,515)	-
Net accumulation activity	906,196,270	2,282,853	217,507,521	-

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(3,803)	-	392	-
Net annuitization activity	(3,803)	-	392	-

Net increase (decrease) from contract owner transactions	906,192,467	2,282,853	217,507,913	-

Total increase (decrease) in net assets	905,449,042	2,295,169	219,815,489	-

Net assets at beginning of year	2,295,169	-	-	-
Net assets at end of year	$ 907,744,211	$ 2,295,169	$ 219,815,489	$ -

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	FFO Sub-Account		FFP Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ (301,345)	$ -	$ (14,136)	$ -
Net realized gains (losses)	27,168	-	1,463	-
Net change in unrealized appreciation (depreciation)	1,651,095	-	81,326	-
Net increase (decrease) from operations	1,376,918	-	68,653	-

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	105,536	-	-	-
Transfers between Sub-Accounts
(including the Fixed Account), net	265,953,372	-	12,948,518	-
Withdrawals, surrenders, annuitizations
and contract charges	(3,304,821)	-	(54,915)	-
Net accumulation activity	262,754,087	-	12,893,603	-

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(3,801)	-	-	-
Net annuitization activity	(3,801)	-	-	-

Net increase (decrease) from contract owner transactions	262,750,286	-	12,893,603	-

Total increase (decrease) in net assets	264,127,204	-	12,962,256	-

Net assets at beginning of year	-	-	-	-
Net assets at end of year	$ 264,127,204	$ -	$ 12,962,256	$ -

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	MIT Sub-Account		MFL Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 724,118	$ 1,428,177	$ (478,813)	$ (219,153)
Net realized gains (losses)	10,753,228	6,865,434	2,321,826	1,981,548
Net change in unrealized appreciation (depreciation)	26,950,875	(5,859,002)	14,941,342	(945,329)
Net increase (decrease) from operations	38,428,221	2,434,609	16,784,355	817,066

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	5,457,367	4,064,483	938,588	1,141,500
Transfers between Sub-Accounts
(including the Fixed Account), net	(8,394,173)	(5,284,779)	(6,987,864)	(10,266,812)
Withdrawals, surrenders, annuitizations
and contract charges	(39,443,794)	(41,604,784)	(23,163,434)	(25,478,133)
Net accumulation activity	(42,380,600)	(42,825,080)	(29,212,710)	(34,603,445)

Annuitization Activity:
Annuitizations	119,926	49,116	-	-
Annuity payments and contract charges	(197,561)	(297,328)	(9,449)	(7,208)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(163,485)	(26,914)	2,241	-
Net annuitization activity	(241,120)	(275,126)	(7,208)	(7,208)

Net increase (decrease) from contract owner transactions	(42,621,720)	(43,100,206)	(29,219,918)	(34,610,653)

Total increase (decrease) in net assets	(4,193,499)	(40,665,597)	(12,435,563)	(33,793,587)

Net assets at beginning of year	288,462,302	329,127,899	134,401,254	168,194,841
Net assets at end of year	$ 284,268,803	$ 288,462,302	$ 121,965,691	$ 134,401,254

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	BDS Sub-Account		MF7 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 3,176,416	$ 3,076,162	$ 4,839,509	$ 4,782,669
Net realized gains (losses)	2,413,929	1,630,942	4,526,470	6,613,391
Net change in unrealized appreciation (depreciation)	2,936,535	(192,225)	4,655,088	(4,733,564)
Net increase (decrease) from operations	8,526,880	4,514,879	14,021,067	6,662,496

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,128,341	1,102,950	1,939,743	21,015,972
Transfers between Sub-Accounts
(including the Fixed Account), net	8,390,202	2,915,066	15,905,275	6,027,404
Withdrawals, surrenders, annuitizations
and contract charges	(15,010,646)	(13,070,839)	(18,908,003)	(18,936,178)
Net accumulation activity	(4,492,103)	(9,052,823)	(1,062,985)	8,107,198

Annuitization Activity:
Annuitizations	208,063	2,395	-	-
Annuity payments and contract charges	(45,817)	(36,319)	-	(1,950)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(27,947)	(41,875)	1,506	(102)
Net annuitization activity	134,299	(75,799)	1,506	(2,052)

Net increase (decrease) from contract owner transactions	(4,357,804)	(9,128,622)	(1,061,479)	8,105,146

Total increase (decrease) in net assets	4,169,076	(4,613,743)	12,959,588	14,767,642

Net assets at beginning of year	89,181,631	93,795,374	153,556,663	138,789,021
Net assets at end of year	$ 93,350,707	$ 89,181,631	$ 166,516,251	$ 153,556,663

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	RGS Sub-Account		RG1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ (658,583)	$ (494,207)	$ (434,763)	$ (325,493)
Net realized gains (losses)	(1,263,863)	(2,781,867)	2,251,343	1,462,217
Net change in unrealized appreciation (depreciation)	15,285,372	1,088,996	3,223,664	(2,203,494)
Net increase (decrease) from operations	13,362,926	(2,187,078)	5,040,244	(1,066,770)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,302,502	1,123,432	254,528	1,809,104
Transfers between Sub-Accounts
(including the Fixed Account), net	(1,829,140)	(1,846,519)	2,250,802	3,236,035
Withdrawals, surrenders, annuitizations
and contract charges	(11,602,665)	(12,557,014)	(3,311,160)	(3,110,420)
Net accumulation activity	(12,129,303)	(13,280,101)	(805,830)	1,934,719

Annuitization Activity:
Annuitizations	14,154	-	-	-
Annuity payments and contract charges	(36,823)	(76,519)	(946)	(6,726)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(21,056)	(1,957)	4,808	5
Net annuitization activity	(43,725)	(78,476)	3,862	(6,721)

Net increase (decrease) from contract owner transactions	(12,173,028)	(13,358,577)	(801,968)	1,927,998

Total increase (decrease) in net assets	1,189,898	(15,545,655)	4,238,276	861,228

Net assets at beginning of year	94,329,872	109,875,527	35,557,705	34,696,477
Net assets at end of year	$ 95,519,770	$ 94,329,872	$ 39,795,981	$ 35,557,705

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	EME Sub-Account		EM1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ (127,699)	$ (400,766)	$ (268,268)	$ (437,643)
Net realized gains (losses)	(1,718,908)	(2,112,396)	1,270,656	2,994,338
Net change in unrealized appreciation (depreciation)	7,697,619	(6,970,297)	4,216,161	(9,923,358)
Net increase (decrease) from operations	5,851,012	(9,483,459)	5,218,549	(7,366,663)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,143,986	408,039	261,734	5,191,493
Transfers between Sub-Accounts
(including the Fixed Account), net	(1,460,871)	138,128	(952,508)	4,017,240
Withdrawals, surrenders, annuitizations
and contract charges	(6,568,985)	(6,626,517)	(3,439,632)	(2,993,420)
Net accumulation activity	(6,885,870)	(6,080,350)	(4,130,406)	6,215,313

Annuitization Activity:
Annuitizations	-	63,811	7,355	-
Annuity payments and contract charges	(31,717)	(33,040)	(1,387)	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(28,819)	28,169	(87)	-
Net annuitization activity	(60,536)	58,940	5,881	-

Net increase (decrease) from contract owner transactions	(6,946,406)	(6,021,410)	(4,124,525)	6,215,313

Total increase (decrease) in net assets	(1,095,394)	(15,504,869)	1,094,024	(1,151,350)

Net assets at beginning of year	36,670,610	52,175,479	32,459,265	33,610,615
Net assets at end of year	$ 35,575,216	$ 36,670,610	$ 33,553,289	$ 32,459,265

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	GGS Sub-Account		GG1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 362,383	$ 222,825	$ 22,216	$ 11,181
Net realized gains (losses)	209,765	278,145	49,262	74,948
Net change in unrealized appreciation (depreciation)	(750,677)	669,954	(98,526)	24,962
Net increase (decrease) from operations	(178,529)	1,170,924	(27,048)	111,091

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	745,359	197,470	102,155	28,234
Transfers between Sub-Accounts
(including the Fixed Account), net	306,264	931,277	155,703	(159,788)
Withdrawals, surrenders, annuitizations
and contract charges	(3,837,779)	(3,873,858)	(585,378)	(455,705)
Net accumulation activity	(2,786,156)	(2,745,111)	(327,520)	(587,259)

Annuitization Activity:
Annuitizations	-	-	6,929	-
Annuity payments and contract charges	(11,137)	(15,685)	(1,305)	(1,996)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(2,625)	(5,640)	1,467	(97)
Net annuitization activity	(13,762)	(21,325)	7,091	(2,093)

Net increase (decrease) from contract owner transactions	(2,799,918)	(2,766,436)	(320,429)	(589,352)

Total increase (decrease) in net assets	(2,978,447)	(1,595,512)	(347,477)	(478,261)

Net assets at beginning of year	26,008,011	27,603,523	2,593,778	3,072,039
Net assets at end of year	$ 23,029,564	$ 26,008,011	$ 2,246,301	$ 2,593,778

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	GGR Sub-Account		GG2 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ (388,037)	$ (438,994)	$ (37,730)	$ (43,540)
Net realized gains (losses)	3,139,130	3,659,137	167,709	165,559
Net change in unrealized appreciation (depreciation)	6,472,790	(7,824,199)	382,139	(405,842)
Net increase (decrease) from operations	9,223,883	(4,604,056)	512,118	(283,823)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	527,793	434,023	16,775	5,158
Transfers between Sub-Accounts
(including the Fixed Account), net	(1,074,426)	(2,222,724)	240,866	(66,116)
Withdrawals, surrenders, annuitizations
and contract charges	(7,788,260)	(8,230,272)	(703,840)	(644,795)
Net accumulation activity	(8,334,893)	(10,018,973)	(446,199)	(705,753)

Annuitization Activity:
Annuitizations	9,751	14,340	-	-
Annuity payments and contract charges	(43,633)	(115,487)	(1,942)	(1,964)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(33,135)	11,975	(348)	45
Net annuitization activity	(67,017)	(89,172)	(2,290)	(1,919)

Net increase (decrease) from contract owner transactions	(8,401,910)	(10,108,145)	(448,489)	(707,672)

Total increase (decrease) in net assets	821,973	(14,712,201)	63,629	(991,495)

Net assets at beginning of year	53,695,583	68,407,784	3,012,570	4,004,065
Net assets at end of year	$ 54,517,556	$ 53,695,583	$ 3,076,199	$ 3,012,570

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	RES Sub-Account		RE1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 187,767	$ (266,448)	$ (35,744)	$ (102,447)
Net realized gains (losses)	3,065,876	2,791,004	637,091	331,006
Net change in unrealized appreciation (depreciation)	12,958,955	(12,350,744)	1,136,523	(1,310,807)
Net increase (decrease) from operations	16,212,598	(9,826,188)	1,737,870	(1,082,248)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,739,929	1,332,172	179,492	110,376
Transfers between Sub-Accounts
(including the Fixed Account), net	(3,416,966)	(3,126,379)	(473,121)	376,916
Withdrawals, surrenders, annuitizations
and contract charges	(14,773,965)	(14,005,026)	(2,062,213)	(3,306,404)
Net accumulation activity	(16,451,002)	(15,799,233)	(2,355,842)	(2,819,112)

Annuitization Activity:
Annuitizations	19,288	23,638	-	-
Annuity payments and contract charges	(81,373)	(99,229)	(629)	(2,448)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(58,875)	25,345	1,196	69
Net annuitization activity	(120,960)	(50,246)	567	(2,379)

Net increase (decrease) from contract owner transactions	(16,571,962)	(15,849,479)	(2,355,275)	(2,821,491)

Total increase (decrease) in net assets	(359,364)	(25,675,667)	(617,405)	(3,903,739)

Net assets at beginning of year	112,370,557	138,046,224	12,311,637	16,215,376
Net assets at end of year	$ 112,011,193	$ 112,370,557	$ 11,694,232	$ 12,311,637

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	GTR Sub-Account		GT2 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 344,156	$ (354,095)	$ 1,620,924	$ (3,721,553)
Net realized gains (losses)	(1,630,286)	(1,827,783)	3,995,407	4,482,568
Net change in unrealized appreciation (depreciation)	6,799,075	2,430,147	60,288,697	(10,072,819)
Net increase (decrease) from operations	5,512,945	248,269	65,905,028	(9,311,804)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,168,062	680,997	16,377,113	419,924,472
Transfers between Sub-Accounts
(including the Fixed Account), net	(1,538,827)	848,302	21,149,616	105,954,293
Withdrawals, surrenders, annuitizations
and contract charges	(9,650,002)	(11,119,515)	(38,720,043)	(22,175,874)
Net accumulation activity	(10,020,767)	(9,590,216)	(1,193,314)	503,702,891

Annuitization Activity:
Annuitizations	123,704	2,541	-	-
Annuity payments and contract charges	(78,785)	(71,687)	(3,552)	(2,072)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(53,435)	(19,035)	1,559	(81)
Net annuitization activity	(8,516)	(88,181)	(1,993)	(2,153)

Net increase (decrease) from contract owner transactions	(10,029,283)	(9,678,397)	(1,195,307)	503,700,738

Total increase (decrease) in net assets	(4,516,338)	(9,430,128)	64,709,721	494,388,934

Net assets at beginning of year	73,752,769	83,182,897	868,419,521	374,030,587
Net assets at end of year	$ 69,236,431	$ 73,752,769	$ 933,129,242	$ 868,419,521

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	GSS Sub-Account		MFK Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 2,716,415	$ 3,885,749	$ 4,409,257	$ 7,322,277
Net realized gains (losses)	4,063,049	2,894,408	7,984,898	7,327,698
Net change in unrealized appreciation (depreciation)	(5,047,711)	2,851,977	(10,113,595)	5,718,871
Net increase (decrease) from operations	1,731,753	9,632,134	2,280,560	20,368,846

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,493,731	3,392,381	4,535,442	26,558,221
Transfers between Sub-Accounts
(including the Fixed Account), net	6,322,531	(2,526,229)	23,684,097	(22,504,527)
Withdrawals, surrenders, annuitizations
and contract charges	(20,155,299)	(29,902,894)	(44,549,024)	(43,432,519)
Net accumulation activity	(11,339,037)	(29,036,742)	(16,329,485)	(39,378,825)

Annuitization Activity:
Annuitizations	50,666	35,648	12,099	-
Annuity payments and contract charges	(116,723)	(131,706)	(25,746)	(28,050)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	12,293	5,549	(4,071)	(6,365)
Net annuitization activity	(53,764)	(90,509)	(17,718)	(34,415)

Net increase (decrease) from contract owner transactions	(11,392,801)	(29,127,251)	(16,347,203)	(39,413,240)

Total increase (decrease) in net assets	(9,661,048)	(19,495,117)	(14,066,643)	(19,044,394)

Net assets at beginning of year	162,926,999	182,422,116	379,366,472	398,410,866
Net assets at end of year	$ 153,265,951	$ 162,926,999	$ 365,299,829	$ 379,366,472

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	HYS Sub-Account		MFC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 4,841,916	$ 6,694,185	$ 3,248,707	$ 5,302,344
Net realized gains (losses)	1,689,107	(1,663,443)	3,279,450	(885,227)
Net change in unrealized appreciation (depreciation)	4,744,262	(2,362,572)	1,975,511	(2,491,984)
Net increase (decrease) from operations	11,275,285	2,668,170	8,503,668	1,925,133

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,098,363	1,850,064	1,024,667	732,679
Transfers between Sub-Accounts
(including the Fixed Account), net	3,283,516	(607,041)	28,922,125	(4,284,365)
Withdrawals, surrenders, annuitizations
and contract charges	(10,592,675)	(16,150,520)	(12,506,280)	(14,474,851)
Net accumulation activity	(6,210,796)	(14,907,497)	17,440,512	(18,026,537)

Annuitization Activity:
Annuitizations	-	45,210	7,108	-
Annuity payments and contract charges	(72,202)	(71,120)	(10,422)	(9,368)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(107,809)	(29,757)	(2,313)	(1,348)
Net annuitization activity	(180,011)	(55,667)	(5,627)	(10,716)

Net increase (decrease) from contract owner transactions	(6,390,807)	(14,963,164)	17,434,885	(18,037,253)

Total increase (decrease) in net assets	4,884,478	(12,294,994)	25,938,553	(16,112,120)

Net assets at beginning of year	87,099,806	99,394,800	72,995,788	89,107,908
Net assets at end of year	$ 91,984,284	$ 87,099,806	$ 98,934,341	$ 72,995,788

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	IGS Sub-Account		IG1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ (235,787)	$ (199,043)	$ (211,089)	$ (186,216)
Net realized gains (losses)	(3,684,701)	1,381,325	(260,949)	2,266,309
Net change in unrealized appreciation (depreciation)	12,733,313	(8,348,282)	4,499,986	(5,431,548)
Net increase (decrease) from operations	8,812,825	(7,166,000)	4,027,948	(3,351,455)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	655,630	723,550	200,706	1,842,154
Transfers between Sub-Accounts
(including the Fixed Account), net	(2,625,767)	(1,153,199)	(2,315,832)	1,122,831
Withdrawals, surrenders, annuitizations
and contract charges	(6,101,708)	(8,227,026)	(2,904,766)	(2,652,125)
Net accumulation activity	(8,071,845)	(8,656,675)	(5,019,892)	312,860

Annuitization Activity:
Annuitizations	-	13,142	10,729	-
Annuity payments and contract charges	(19,924)	(26,696)	(2,101)	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(18,523)	8,795	656	99
Net annuitization activity	(38,447)	(4,759)	9,284	99

Net increase (decrease) from contract owner transactions	(8,110,292)	(8,661,434)	(5,010,608)	312,959

Total increase (decrease) in net assets	702,533	(15,827,434)	(982,660)	(3,038,496)

Net assets at beginning of year	51,034,318	66,861,752	24,149,594	27,188,090
Net assets at end of year	$ 51,736,851	$ 51,034,318	$ 23,166,934	$ 24,149,594

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	MII Sub-Account		MI1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 51,291	$ (104,361)	$ (473,284)	$ (1,167,495)
Net realized gains (losses)	(1,350,849)	(2,126,151)	(4,710,450)	(7,214,597)
Net change in unrealized appreciation (depreciation)	7,517,261	951,034	25,903,129	3,308,356
Net increase (decrease) from operations	6,217,703	(1,279,478)	20,719,395	(5,073,736)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	517,765	573,059	1,014,979	2,468,044
Transfers between Sub-Accounts
(including the Fixed Account), net	(2,345,517)	(1,876,325)	(11,063,652)	(11,029,644)
Withdrawals, surrenders, annuitizations
and contract charges	(5,627,709)	(6,635,187)	(21,877,058)	(20,879,495)
Net accumulation activity	(7,455,461)	(7,938,453)	(31,925,731)	(29,441,095)

Annuitization Activity:
Annuitizations	68,946	17,416	-	-
Annuity payments and contract charges	(37,210)	(33,901)	(2,812)	(2,956)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(16,993)	(5,865)	(597)	256
Net annuitization activity	14,743	(22,350)	(3,409)	(2,700)

Net increase (decrease) from contract owner transactions	(7,440,718)	(7,960,803)	(31,929,140)	(29,443,795)

Total increase (decrease) in net assets	(1,223,015)	(9,240,281)	(11,209,745)	(34,517,531)

Net assets at beginning of year	46,177,756	55,418,037	158,156,916	192,674,447
Net assets at end of year	$ 44,954,741	$ 46,177,756	$ 146,947,171	$ 158,156,916

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	MIS Sub-Account		M1B Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ (3,337,912)	$ (2,936,236)	$ (739,859)	$ (765,592)
Net realized gains (losses)	12,387,867	10,265,533	2,118,772	1,365,568
Net change in unrealized appreciation (depreciation)	38,925,130	(8,477,280)	5,437,176	(845,710)
Net increase (decrease) from operations	47,975,085	(1,147,983)	6,816,089	(245,734)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	4,379,014	4,941,279	560,402	588,346
Transfers between Sub-Accounts
(including the Fixed Account), net	(10,252,388)	(9,321,755)	(1,561,034)	(3,360,989)
Withdrawals, surrenders, annuitizations
and contract charges	(39,384,323)	(47,535,979)	(8,993,045)	(12,225,635)
Net accumulation activity	(45,257,697)	(51,916,455)	(9,993,677)	(14,998,278)

Annuitization Activity:
Annuitizations	113,570	44,815	17,529	-
Annuity payments and contract charges	(324,891)	(441,257)	(8,151)	(5,011)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(57,229)	1,472	713	(138)
Net annuitization activity	(268,550)	(394,970)	10,091	(5,149)

Net increase (decrease) from contract owner transactions	(45,526,247)	(52,311,425)	(9,983,586)	(15,003,427)

Total increase (decrease) in net assets	2,448,838	(53,459,408)	(3,167,497)	(15,249,161)

Net assets at beginning of year	321,011,298	374,470,706	48,424,976	63,674,137
Net assets at end of year	$ 323,460,136	$ 321,011,298	$ 45,257,479	$ 48,424,976

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	MCS Sub-Account		MC1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ (186,472)	$ (343,244)	$ (111,696)	$ (211,573)
Net realized gains (losses)	3,372,697	(162,810)	3,389,220	434,600
Net change in unrealized appreciation (depreciation)	(987,298)	(1,293,631)	(2,114,137)	(1,156,994)
Net increase (decrease) from operations	2,198,927	(1,799,685)	1,163,387	(933,967)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	69,024	259,621	17,222	92,590
Transfers between Sub-Accounts
(including the Fixed Account), net	(20,249,462)	(610,400)	(10,556,947)	(500,708)
Withdrawals, surrenders, annuitizations
and contract charges	(1,592,665)	(3,190,975)	(1,352,819)	(3,002,106)
Net accumulation activity	(21,773,103)	(3,541,754)	(11,892,544)	(3,410,224)

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	(3,290)	(7,616)	(221)	(1,538)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	9,579	1,487	1,349	63
Net annuitization activity	6,289	(6,129)	1,128	(1,475)

Net increase (decrease) from contract owner transactions	(21,766,814)	(3,547,883)	(11,891,416)	(3,411,699)

Total increase (decrease) in net assets	(19,567,887)	(5,347,568)	(10,728,029)	(4,345,666)

Net assets at beginning of year	19,567,887	24,915,455	10,728,029	15,073,695
Net assets at end of year	$ -	$ 19,567,887	$ -	$ 10,728,029

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	MMS Sub-Account		MM1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ (1,228,458)	$ (1,472,427)	$ (2,147,580)	$ (2,396,162)
Net realized gains (losses)	(5)	-	(11)	-
Net change in unrealized appreciation (depreciation)	-	-	-	-
Net increase (decrease) from operations	(1,228,463)	(1,472,427)	(2,147,591)	(2,396,162)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	4,732,035	5,749,297	1,535,197	3,052,697
Transfers between Sub-Accounts
(including the Fixed Account), net	18,627,542	19,835,279	207,630,983	53,527,157
Withdrawals, surrenders, annuitizations
and contract charges	(32,339,624)	(41,816,757)	(56,892,418)	(88,933,627)
Net accumulation activity	(8,980,047)	(16,232,181)	152,273,762	(32,353,773)

Annuitization Activity:
Annuitizations	73,240	193,878	-	-
Annuity payments and contract charges	(178,051)	(160,292)	(15,080)	(27,656)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	24,572	(27,229)	(506)	(1,061)
Net annuitization activity	(80,239)	6,357	(15,586)	(28,717)

Net increase (decrease) from contract owner transactions	(9,060,286)	(16,225,824)	152,258,176	(32,382,490)

Total increase (decrease) in net assets	(10,288,749)	(17,698,251)	150,110,585	(34,778,652)

Net assets at beginning of year	96,023,462	113,721,713	123,622,795	158,401,447
Net assets at end of year	$ 85,734,713	$ 96,023,462	$ 273,733,380	$ 123,622,795

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	NWD Sub-Account		M1A Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ (858,375)	$ (956,720)	$ (1,049,944)	$ (1,250,462)
Net realized gains (losses)	6,917,795	8,392,205	9,737,638	9,910,344
Net change in unrealized appreciation (depreciation)	4,289,234	(14,624,715)	2,319,685	(16,413,135)
Net increase (decrease) from operations	10,348,654	(7,189,230)	11,007,379	(7,753,253)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	627,004	1,449,456	374,172	513,982
Transfers between Sub-Accounts
(including the Fixed Account), net	(1,393,001)	896,622	(2,514,774)	(614,378)
Withdrawals, surrenders, annuitizations
and contract charges	(6,566,641)	(9,562,337)	(10,929,796)	(11,882,631)
Net accumulation activity	(7,332,638)	(7,216,259)	(13,070,398)	(11,983,027)

Annuitization Activity:
Annuitizations	3,520	13,280	10,730	-
Annuity payments and contract charges	(17,311)	(52,917)	(7,817)	(10,473)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(25,205)	3,813	3,820	822
Net annuitization activity	(38,996)	(35,824)	6,733	(9,651)

Net increase (decrease) from contract owner transactions	(7,371,634)	(7,252,083)	(13,063,665)	(11,992,678)

Total increase (decrease) in net assets	2,977,020	(14,441,313)	(2,056,286)	(19,745,931)

Net assets at beginning of year	54,685,774	69,127,087	60,310,390	80,056,321
Net assets at end of year	$ 57,662,794	$ 54,685,774	$ 58,254,104	$ 60,310,390

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	RIS Sub-Account		RI1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 217,222	$ 212,925	$ 197,689	$ 26,719
Net realized gains (losses)	(2,942,732)	(2,839,308)	(9,502,774)	(9,675,153)
Net change in unrealized appreciation (depreciation)	7,225,766	(1,910,466)	21,674,933	(2,640,814)
Net increase (decrease) from operations	4,500,256	(4,536,849)	12,369,848	(12,289,248)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	280,570	432,111	499,659	2,551,004
Transfers between Sub-Accounts
(including the Fixed Account), net	(1,255,259)	(905,203)	(5,159,934)	1,399,067
Withdrawals, surrenders, annuitizations
and contract charges	(3,789,336)	(4,721,794)	(12,988,326)	(14,817,447)
Net accumulation activity	(4,764,025)	(5,194,886)	(17,648,601)	(10,867,376)

Annuitization Activity:
Annuitizations	3,135	3,435	-	-
Annuity payments and contract charges	(14,485)	(14,350)	(2,979)	(2,780)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(4,893)	(2,442)	(194)	376
Net annuitization activity	(16,243)	(13,357)	(3,173)	(2,404)

Net increase (decrease) from contract owner transactions	(4,780,268)	(5,208,243)	(17,651,774)	(10,869,780)

Total increase (decrease) in net assets	(280,012)	(9,745,092)	(5,281,926)	(23,159,028)

Net assets at beginning of year	32,506,107	42,251,199	90,237,045	113,396,073
Net assets at end of year	$ 32,226,095	$ 32,506,107	$ 84,955,119	$ 90,237,045

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	SIS Sub-Account		SI1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 1,539,325	$ 1,614,515	$ 327,429	$ 404,866
Net realized gains (losses)	108,198	(272,861)	245,828	64,492
Net change in unrealized appreciation (depreciation)	1,668,943	(141,430)	198,331	(195,560)
Net increase (decrease) from operations	3,316,466	1,200,224	771,588	273,798

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	330,194	685,234	214,845	834,847
Transfers between Sub-Accounts
(including the Fixed Account), net	4,669,484	2,662,657	105,624	542,739
Withdrawals, surrenders, annuitizations
and contract charges	(3,698,418)	(6,667,875)	(2,628,428)	(2,118,287)
Net accumulation activity	1,301,260	(3,319,984)	(2,307,959)	(740,701)

Annuitization Activity:
Annuitizations	-	4,641	-	-
Annuity payments and contract charges	(22,849)	(30,389)	(4,190)	(3,303)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	10,683	2,938	2,633	(183)
Net annuitization activity	(12,166)	(22,810)	(1,557)	(3,486)

Net increase (decrease) from contract owner transactions	1,289,094	(3,342,794)	(2,309,516)	(744,187)

Total increase (decrease) in net assets	4,605,560	(2,142,570)	(1,537,928)	(470,389)

Net assets at beginning of year	36,916,404	39,058,974	10,019,560	10,489,949
Net assets at end of year	$ 41,521,964	$ 36,916,404	$ 8,481,632	$ 10,019,560

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	TEC Sub-Account		TE1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ (217,483)	$ (221,785)	$ (23,232)	$ (25,788)
Net realized gains (losses)	1,356,958	1,312,661	157,964	183,554
Net change in unrealized appreciation (depreciation)	632,920	(1,093,071)	35,911	(166,157)
Net increase (decrease) from operations	1,772,395	(2,195)	170,643	(8,391)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	99,616	80,861	1,428	50,073
Transfers between Sub-Accounts
(including the Fixed Account), net	(291,391)	356,586	(134,005)	(10,029)
Withdrawals, surrenders, annuitizations
and contract charges	(3,181,285)	(1,691,719)	(260,429)	(351,568)
Net accumulation activity	(3,373,060)	(1,254,272)	(393,006)	(311,524)

Annuitization Activity:
Annuitizations	32,912	-	-	-
Annuity payments and contract charges	(5,869)	(3,414)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(2,058)	(127)	-	-
Net annuitization activity	24,985	(3,541)	-	-

Net increase (decrease) from contract owner transactions	(3,348,075)	(1,257,813)	(393,006)	(311,524)

Total increase (decrease) in net assets	(1,575,680)	(1,260,008)	(222,363)	(319,915)

Net assets at beginning of year	14,582,085	15,842,093	1,456,301	1,776,216
Net assets at end of year	$ 13,006,405	$ 14,582,085	$ 1,233,938	$ 1,456,301

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	TRS Sub-Account		MFJ Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 5,255,220	$ 6,096,491	$ 3,945,695	$ 4,968,703
Net realized gains (losses)	704,223	(2,769,230)	(12,545,748)	(19,163,907)
Net change in unrealized appreciation (depreciation)	36,245,628	(513,636)	64,307,994	14,724,697
Net increase (decrease) from operations	42,205,071	2,813,625	55,707,941	529,493

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	7,322,003	7,287,457	8,698,826	33,086,471
Transfers between Sub-Accounts
(including the Fixed Account), net	(5,232,714)	(2,379,971)	(8,629,773)	(15,321,538)
Withdrawals, surrenders, annuitizations
and contract charges	(55,407,936)	(66,302,208)	(103,735,161)	(100,111,041)
Net accumulation activity	(53,318,647)	(61,394,722)	(103,666,108)	(82,346,108)

Annuitization Activity:
Annuitizations	64,923	328,459	-	-
Annuity payments and contract charges	(573,580)	(590,765)	(17,331)	(24,238)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	110,968	(123,567)	18,867	(4,635)
Net annuitization activity	(397,689)	(385,873)	1,536	(28,873)

Net increase (decrease) from contract owner transactions	(53,716,336)	(61,780,595)	(103,664,572)	(82,374,981)

Total increase (decrease) in net assets	(11,511,265)	(58,966,970)	(47,956,631)	(81,845,488)

Net assets at beginning of year	447,577,850	506,544,820	643,062,830	724,908,318
Net assets at end of year	$ 436,066,585	$ 447,577,850	$ 595,106,199	$ 643,062,830

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	UTS Sub-Account		MFE Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 4,851,925	$ 3,279,060	$ 3,082,459	$ 1,836,045
Net realized gains (losses)	7,434,570	10,818,373	8,074,786	(1,250,241)
Net change in unrealized appreciation (depreciation)	5,787,625	(4,977,596)	1,609,239	4,756,412
Net increase (decrease) from operations	18,074,120	9,119,837	12,766,484	5,342,216

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,708,778	1,962,473	840,363	4,512,983
Transfers between Sub-Accounts
(including the Fixed Account), net	(3,373,323)	(1,102,279)	(8,798,770)	6,416,240
Withdrawals, surrenders, annuitizations
and contract charges	(19,045,467)	(21,767,374)	(15,354,252)	(11,092,566)
Net accumulation activity	(20,710,012)	(20,907,180)	(23,312,659)	(163,343)

Annuitization Activity:
Annuitizations	5,919	68,016	-	-
Annuity payments and contract charges	(136,270)	(152,914)	(1,416)	(5,415)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(52,561)	(36,555)	4,589	(345)
Net annuitization activity	(182,912)	(121,453)	3,173	(5,760)

Net increase (decrease) from contract owner transactions	(20,892,924)	(21,028,633)	(23,309,486)	(169,103)

Total increase (decrease) in net assets	(2,818,804)	(11,908,796)	(10,543,002)	5,173,113

Net assets at beginning of year	153,739,354	165,648,150	116,649,151	111,476,038
Net assets at end of year	$ 150,920,550	$ 153,739,354	$ 106,106,149	$ 116,649,151

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	MVS Sub-Account		MV1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 400,722	$ 214,314	$ (181,308)	$ (578,891)
Net realized gains (losses)	213,559	4,784,422	10,596,913	7,851,039
Net change in unrealized appreciation (depreciation)	14,048,886	(6,433,295)	14,931,597	(10,684,885)
Net increase (decrease) from operations	14,663,167	(1,434,559)	25,347,202	(3,412,737)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,486,164	1,560,714	2,228,676	5,877,787
Transfers between Sub-Accounts
(including the Fixed Account), net	(3,023,732)	(1,462,773)	(13,907,649)	(7,617,136)
Withdrawals, surrenders, annuitizations
and contract charges	(13,828,350)	(15,445,829)	(25,352,722)	(24,562,258)
Net accumulation activity	(15,365,918)	(15,347,888)	(37,031,695)	(26,301,607)

Annuitization Activity:
Annuitizations	120,682	13,436	22,629	-
Annuity payments and contract charges	(100,812)	(104,120)	(2,150)	(8,428)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(20,322)	(6,318)	3,987	(632)
Net annuitization activity	(452)	(97,002)	24,466	(9,060)

Net increase (decrease) from contract owner transactions	(15,366,370)	(15,444,890)	(37,007,229)	(26,310,667)

Total increase (decrease) in net assets	(703,203)	(16,879,449)	(11,660,027)	(29,723,404)

Net assets at beginning of year	105,498,403	122,377,852	189,800,608	219,524,012
Net assets at end of year	$ 104,795,200	$ 105,498,403	$ 178,140,581	$ 189,800,608

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	VSC Sub-Account		6XX Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ (1,474,778)	$ (1,774,895)	$ 8,872,104	$ (2,990,651)
Net realized gains (losses)	10,808,246	1,847,760	43,744,093	41,852,791
Net change in unrealized appreciation (depreciation)	4,089,558	(7,627,055)	8,326,104	(47,984,269)
Net increase (decrease) from operations	13,423,026	(7,554,190)	60,942,301	(9,122,129)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	970,686	3,945,091	13,074,614	173,964,422
Transfers between Sub-Accounts
(including the Fixed Account), net	(2,874,683)	(560,531)	4,170,734	55,980,480
Withdrawals, surrenders, annuitizations
and contract charges	(13,712,796)	(12,873,408)	(60,530,978)	(42,818,573)
Net accumulation activity	(15,616,793)	(9,488,848)	(43,285,630)	187,126,329

Annuitization Activity:
Annuitizations	6,732	-	-	-
Annuity payments and contract charges	(3,015)	(2,896)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(683)	199	122	(1)
Net annuitization activity	3,034	(2,697)	122	(1)

Net increase (decrease) from contract owner transactions	(15,613,759)	(9,491,545)	(43,285,508)	187,126,328

Total increase (decrease) in net assets	(2,190,733)	(17,045,735)	17,656,793	178,004,199

Net assets at beginning of year	109,689,042	126,734,777	888,251,353	710,247,154
Net assets at end of year	$ 107,498,309	$ 109,689,042	$ 905,908,146	$ 888,251,353

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	SC3 Sub-Account		SRE Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ (32,326)	$ 233,275	$ (1,110,315)	$ 5,304,514
Net realized gains (losses)	536,780	426,243	9,679,214	(1,570,819)
Net change in unrealized appreciation (depreciation)	452,299	(1,044,310)	18,021,333	(14,420,225)
Net increase (decrease) from operations	956,753	(384,792)	26,590,232	(10,686,530)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	58,749	49,464	762,911	4,290,298
Transfers between Sub-Accounts
(including the Fixed Account), net	(416,581)	(61,747)	(15,898,478)	(1,443,737)
Withdrawals, surrenders, annuitizations
and contract charges	(818,781)	(1,175,218)	(15,421,872)	(15,434,338)
Net accumulation activity	(1,176,613)	(1,187,501)	(30,557,439)	(12,587,777)

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	(1,358)	(1,346)	(3,262)	(2,693)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(307)	16	(592)	191
Net annuitization activity	(1,665)	(1,330)	(3,854)	(2,502)

Net increase (decrease) from contract owner transactions	(1,178,278)	(1,188,831)	(30,561,293)	(12,590,279)

Total increase (decrease) in net assets	(221,525)	(1,573,623)	(3,971,061)	(23,276,809)

Net assets at beginning of year	3,946,846	5,520,469	108,995,302	132,272,111
Net assets at end of year	$ 3,725,321	$ 3,946,846	$ 105,024,241	$ 108,995,302

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	8XX Sub-Account		5XX Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 3,471,535	$ (429,886)	$ (2,389,019)	$ 741,367
Net realized gains (losses)	35,713,055	65,402,564	23,715,865	10,330,919
Net change in unrealized appreciation (depreciation)	13,110,635	(95,398,898)	(5,847,739)	8,524,790
Net increase (decrease) from operations	52,295,225	(30,426,220)	15,479,107	19,597,076

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,191,043	12,368,927	4,853,334	75,211,011
Transfers between Sub-Accounts
(including the Fixed Account), net	(14,538,498)	353,308	22,072,952	33,400,275
Withdrawals, surrenders, annuitizations
and contract charges	(29,204,307)	(23,032,197)	(20,941,347)	(14,851,141)
Net accumulation activity	(41,551,762)	(10,309,962)	5,984,939	93,760,145

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase (decrease) from contract owner transactions	(41,551,762)	(10,309,962)	5,984,939	93,760,145

Total increase (decrease) in net assets	10,743,463	(40,736,182)	21,464,046	113,357,221

Net assets at beginning of year	506,828,400	547,564,582	262,236,569	148,879,348
Net assets at end of year	$ 517,571,863	$ 506,828,400	$ 283,700,615	$ 262,236,569

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	SDC Sub-Account		S15 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ (2,919,570)	$ (3,190,460)	$ (1,338,779)	$ (1,198,558)
Net realized gains (losses)	1,588,974	6,086,217	201,797	2,046,723
Net change in unrealized appreciation (depreciation)	3,600,483	(9,383,407)	1,698,969	(3,414,688)
Net increase (decrease) from operations	2,269,887	(6,487,650)	561,987	(2,566,523)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	3,131,843	4,211,701	2,218,768	31,112,280
Transfers between Sub-Accounts
(including the Fixed Account), net	30,148,770	(27,211,794)	13,435,024	20,425,797
Withdrawals, surrenders, annuitizations
and contract charges	(83,392,384)	(92,350,783)	(26,092,578)	(9,939,250)
Net accumulation activity	(50,111,771)	(115,350,876)	(10,438,786)	41,598,827

Annuitization Activity:
Annuitizations	-	-	14,456	-
Annuity payments and contract charges	(24,716)	(25,553)	(488)	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(474)	(432)	(323)	-
Net annuitization activity	(25,190)	(25,985)	13,645	-

Net increase (decrease) from contract owner transactions	(50,136,961)	(115,376,861)	(10,425,141)	41,598,827

Total increase (decrease) in net assets	(47,867,074)	(121,864,511)	(9,863,154)	39,032,304

Net assets at beginning of year	516,137,066	638,001,577	178,971,071	139,938,767
Net assets at end of year	$ 468,269,992	$ 516,137,066	$ 169,107,917	$ 178,971,071

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	SGC Sub-Account		S13 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ (377,239)	$ (418,552)	$ (255,299)	$ (251,550)
Net realized gains (losses)	12,168,299	11,511,104	4,425,940	4,153,318
Net change in unrealized appreciation (depreciation)	(4,712,364)	(10,552,639)	(294,555)	(4,318,009)
Net increase (decrease) from operations	7,078,696	539,913	3,876,086	(416,241)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	224,078	307,842	183,852	2,531,779
Transfers between Sub-Accounts
(including the Fixed Account), net	(1,589,474)	(3,695,813)	(347,218)	2,477,465
Withdrawals, surrenders, annuitizations
and contract charges	(8,230,330)	(8,506,105)	(2,225,564)	(1,497,071)
Net accumulation activity	(9,595,726)	(11,894,076)	(2,388,930)	3,512,173

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	(4,148)	(3,809)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(254)	(156)	-	-
Net annuitization activity	(4,402)	(3,965)	-	-

Net increase (decrease) from contract owner transactions	(9,600,128)	(11,898,041)	(2,388,930)	3,512,173

Total increase (decrease) in net assets	(2,521,432)	(11,358,128)	1,487,156	3,095,932

Net assets at beginning of year	52,578,640	63,936,768	27,863,552	24,767,620
Net assets at end of year	$ 50,057,208	$ 52,578,640	$ 29,350,708	$ 27,863,552

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	7XX Sub-Account		2XX Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 12,449,509	$ (7,266,635)	$ (185,585)	$ (142,431)
Net realized gains (losses)	71,750,284	88,125,618	(64,720)	2,326,503
Net change in unrealized appreciation (depreciation)	63,221,700	(145,665,536)	1,112,237	(3,160,600)
Net increase (decrease) from operations	147,421,493	(64,806,553)	861,932	(976,528)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	16,604,207	348,024,369	31,715	761,018
Transfers between Sub-Accounts
(including the Fixed Account), net	44,588,438	152,297,889	(361,206)	240,008
Withdrawals, surrenders, annuitizations
and contract charges	(83,307,213)	(70,080,402)	(557,499)	(597,405)
Net accumulation activity	(22,114,568)	430,241,856	(886,990)	403,621

Annuitization Activity:
Annuitizations	1,235,977	-	-	-
Annuity payments and contract charges	(255,727)	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(35,726)	-	-	-
Net annuitization activity	944,524	-	-	-

Net increase (decrease) from contract owner transactions	(21,170,044)	430,241,856	(886,990)	403,621

Total increase (decrease) in net assets	126,251,449	365,435,303	(25,058)	(572,907)

Net assets at beginning of year	1,721,386,983	1,355,951,680	10,975,717	11,548,624
Net assets at end of year	$1,847,638,432	$1,721,386,983	$ 10,950,659	$ 10,975,717

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	AAW Sub-Account		VKM Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ (13,240)	$ (38)	$ (254,173)	$ (256,078)
Net realized gains (losses)	9,851	(1)	1,920,986	2,267,652
Net change in unrealized appreciation (depreciation)	(35,564)	(668)	(727,362)	(3,638,876)
Net increase (decrease) from operations	(38,953)	(707)	939,451	(1,627,302)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	12,614	14,590	77,884	1,180,837
Transfers between Sub-Accounts
(including the Fixed Account), net	697,935	9,666	(1,341,940)	1,604,746
Withdrawals, surrenders, annuitizations
and contract charges	(10,993)	-	(963,785)	(1,123,916)
Net accumulation activity	699,556	24,256	(2,227,841)	1,661,667

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase (decrease) from contract owner transactions	699,556	24,256	(2,227,841)	1,661,667

Total increase (decrease) in net assets	660,603	23,549	(1,288,390)	34,365

Net assets at beginning of year	23,549	-	14,623,674	14,589,309
Net assets at end of year	$ 684,152	$ 23,549	$ 13,335,284	$ 14,623,674

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	OBV Sub-Account		OCA Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ (65,310)	$ 55,002	$ (320,961)	$ (410,541)
Net realized gains (losses)	526,188	373,844	981,476	(278,018)
Net change in unrealized appreciation (depreciation)	778,369	(608,198)	2,114,075	(93,688)
Net increase (decrease) from operations	1,239,247	(179,352)	2,774,590	(782,247)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	39,638	10,438	279,110	1,224,360
Transfers between Sub-Accounts
(including the Fixed Account), net	49,428	556,313	(405,209)	330,957
Withdrawals, surrenders, annuitizations
and contract charges	(1,021,214)	(1,089,038)	(3,171,788)	(3,699,323)
Net accumulation activity	(932,148)	(522,287)	(3,297,887)	(2,144,006)

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	(2,334)	(2,278)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	(279)	(77)
Net annuitization activity	-	-	(2,613)	(2,355)

Net increase (decrease) from contract owner transactions	(932,148)	(522,287)	(3,300,500)	(2,146,361)

Total increase (decrease) in net assets	307,099	(701,639)	(525,910)	(2,928,608)

Net assets at beginning of year	12,476,713	13,178,352	23,384,048	26,312,656
Net assets at end of year	$ 12,783,812	$ 12,476,713	$ 22,858,138	$ 23,384,048

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	OGG Sub-Account		OMG Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 69,948	$ (201,893)	$ (3,986,662)	$ (4,820,441)
Net realized gains (losses)	1,126,964	(1,392,825)	(11,151,689)	(23,494,767)
Net change in unrealized appreciation (depreciation)	3,792,966	(1,658,822)	67,240,199	19,150,868
Net increase (decrease) from operations	4,989,878	(3,253,540)	52,101,848	(9,164,340)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	202,517	2,649,918	2,252,800	3,084,994
Transfers between Sub-Accounts
(including the Fixed Account), net	(3,270,755)	409,087	(26,058,571)	(21,325,654)
Withdrawals, surrenders, annuitizations
and contract charges	(3,490,912)	(4,141,458)	(58,808,713)	(66,408,906)
Net accumulation activity	(6,559,150)	(1,082,453)	(82,614,484)	(84,649,566)

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	(16,626)	(14,722)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	(1,646)	269
Net annuitization activity	-	-	(18,272)	(14,453)

Net increase (decrease) from contract owner transactions	(6,559,150)	(1,082,453)	(82,632,756)	(84,664,019)

Total increase (decrease) in net assets	(1,569,272)	(4,335,993)	(30,530,908)	(93,828,359)

Net assets at beginning of year	28,580,499	32,916,492	377,082,799	470,911,158
Net assets at end of year	$ 27,011,227	$ 28,580,499	$ 346,551,891	$ 377,082,799

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	OMS Sub-Account		AAQ Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ (125,432)	$ (136,236)	$ (742)	$ (3)
Net realized gains (losses)	328,299	260,424	2,498	-
Net change in unrealized appreciation (depreciation)	1,062,698	(501,351)	2,820	(13)
Net increase (decrease) from operations	1,265,565	(377,163)	4,576	(16)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	71,275	49,738	-	28,287
Transfers between Sub-Accounts
(including the Fixed Account), net	83,432	(1,042,095)	16,707	43,142
Withdrawals, surrenders, annuitizations
and contract charges	(1,484,354)	(1,813,606)	(53,940)	-
Net accumulation activity	(1,329,647)	(2,805,963)	(37,233)	71,429

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase (decrease) from contract owner transactions	(1,329,647)	(2,805,963)	(37,233)	71,429

Total increase (decrease) in net assets	(64,082)	(3,183,126)	(32,657)	71,413

Net assets at beginning of year	8,319,941	11,503,067	71,413	-
Net assets at end of year	$ 8,255,859	$ 8,319,941	$ 38,756	$ 71,413

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	PRA Sub-Account		AAP Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 659,110	$ 280,920	$ 626,077	$ 165,174
Net realized gains (losses)	83,983	85,345	74,987	(7)
Net change in unrealized appreciation (depreciation)	735,402	(354,512)	1,122,079	(126,838)
Net increase (decrease) from operations	1,478,495	11,753	1,823,143	38,329

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	80,271	39,542	2,795,809	6,277,837
Transfers between Sub-Accounts
(including the Fixed Account), net	18,080,756	555,628	10,488,208	1,315,727
Withdrawals, surrenders, annuitizations
and contract charges	(1,814,264)	(716,516)	(493,201)	(1,568)
Net accumulation activity	16,346,763	(121,346)	12,790,816	7,591,996

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase (decrease) from contract owner transactions	16,346,763	(121,346)	12,790,816	7,591,996

Total increase (decrease) in net assets	17,825,258	(109,593)	14,613,959	7,630,325

Net assets at beginning of year	5,491,304	5,600,897	7,630,325	-
Net assets at end of year	$ 23,316,562	$ 5,491,304	$ 22,244,284	$ 7,630,325

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	BBD Sub-Account		PCR Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 10,262	$ 13,965	$ 809,225	$ 9,881,844
Net realized gains (losses)	27,108	(28)	111,786	3,854,601
Net change in unrealized appreciation (depreciation)	(13,712)	(23,066)	2,537,488	(20,646,109)
Net increase (decrease) from operations	23,658	(9,129)	3,458,499	(6,909,664)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	134,888	494,441	530,897	7,532,124
Transfers between Sub-Accounts
(including the Fixed Account), net	471,343	84,135	(745,817)	4,650,918
Withdrawals, surrenders, annuitizations
and contract charges	(35,269)	(440)	(7,545,253)	(5,752,805)
Net accumulation activity	570,962	578,136	(7,760,173)	6,430,237

Annuitization Activity:
Annuitizations	-	-	6,154	-
Annuity payments and contract charges	-	-	(212)	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	(139)	-
Net annuitization activity	-	-	5,803	-

Net increase (decrease) from contract owner transactions	570,962	578,136	(7,754,370)	6,430,237

Total increase (decrease) in net assets	594,620	569,007	(4,295,871)	(479,427)

Net assets at beginning of year	569,007	-	73,969,457	74,448,884
Net assets at end of year	$ 1,163,627	$ 569,007	$ 69,673,586	$ 73,969,457

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	PMB Sub-Account		BBE Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 850,220	$ 897,027	$ 18,838	$ 908
Net realized gains (losses)	834,393	974,243	5,212	(11)
Net change in unrealized appreciation (depreciation)	2,189,273	(781,543)	59,320	10
Net increase (decrease) from operations	3,873,886	1,089,727	83,370	907

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	264,758	3,187,880	76,737	365,256
Transfers between Sub-Accounts
(including the Fixed Account), net	1,389,321	(784,093)	91,961	51,710
Withdrawals, surrenders, annuitizations
and contract charges	(3,558,512)	(2,581,117)	(22,704)	-
Net accumulation activity	(1,904,433)	(177,330)	145,994	416,966

Annuitization Activity:
Annuitizations	28,539	-	-	-
Annuity payments and contract charges	(990)	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(695)	-	-	-
Net annuitization activity	26,854	-	-	-

Net increase (decrease) from contract owner transactions	(1,877,579)	(177,330)	145,994	416,966

Total increase (decrease) in net assets	1,996,307	912,397	229,364	417,873

Net assets at beginning of year	25,025,685	24,113,288	417,873	-
Net assets at end of year	$ 27,021,992	$ 25,025,685	$ 647,237	$ 417,873

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	6TT Sub-Account		PRR Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 16,944,862	$ 1,626,785	$ (653,769)	$ 470,227
Net realized gains (losses)	8,999,839	12,269,505	10,075,065	5,711,228
Net change in unrealized appreciation (depreciation)	47,177,902	(55,464,424)	(2,506,472)	4,424,935
Net increase (decrease) from operations	73,122,603	(41,568,134)	6,914,824	10,606,390

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	18,593,428	335,102,537	977,223	683,195
Transfers between Sub-Accounts
(including the Fixed Account), net	8,859,462	164,602,057	3,772,927	(12,657,430)
Withdrawals, surrenders, annuitizations
and contract charges	(47,515,135)	(30,508,018)	(17,859,344)	(14,051,768)
Net accumulation activity	(20,062,245)	469,196,576	(13,109,194)	(26,026,003)

Annuitization Activity:
Annuitizations	574,530	-	-	-
Annuity payments and contract charges	(74,414)	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(2,144)	-	-	-
Net annuitization activity	497,972	-	-	-

Net increase (decrease) from contract owner transactions	(19,564,273)	469,196,576	(13,109,194)	(26,026,003)

Total increase (decrease) in net assets	53,558,330	427,628,442	(6,194,370)	(15,419,613)

Net assets at beginning of year	1,044,595,551	616,967,109	103,470,424	118,890,037
Net assets at end of year	$1,098,153,881	$1,044,595,551	$ 97,276,054	$ 103,470,424

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	PTR Sub-Account		AAR Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 3,044,990	$ 3,564,444	$ (77,420)	$ (2,647)
Net realized gains (losses)	15,393,324	10,512,039	55,909	(2)
Net change in unrealized appreciation (depreciation)	8,075,070	(6,477,484)	57,168	13,426
Net increase (decrease) from operations	26,513,384	7,598,999	35,657	10,777

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,622,979	2,399,013	364,961	1,677,371
Transfers between Sub-Accounts
(including the Fixed Account), net	3,335,807	(14,587,371)	4,672,735	549,260
Withdrawals, surrenders, annuitizations
and contract charges	(60,556,668)	(49,400,924)	(232,463)	(965)
Net accumulation activity	(54,597,882)	(61,589,282)	4,805,233	2,225,666

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	(15,381)	(15,101)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	(3,810)	(1,610)	-	-
Net annuitization activity	(19,191)	(16,711)	-	-

Net increase (decrease) from contract owner transactions	(54,617,073)	(61,605,993)	4,805,233	2,225,666

Total increase (decrease) in net assets	(28,103,689)	(54,006,994)	4,840,890	2,236,443

Net assets at beginning of year	366,194,416	420,201,410	2,236,443	-
Net assets at end of year	$ 338,090,727	$ 366,194,416	$ 7,077,333	$ 2,236,443

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	AAS Sub-Account		3XX Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ (5,492)	$ (139)	$ 185,938	$ 24,866
Net realized gains (losses)	58,369	-	(628,882)	188,521
Net change in unrealized appreciation (depreciation)	123,803	1,664	789,796	(975,850)
Net increase (decrease) from operations	176,680	1,525	346,852	(762,463)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,420	17,262	12,101	180,699
Transfers between Sub-Accounts
(including the Fixed Account), net	2,416,160	239,142	(3,685,228)	1,423,911
Withdrawals, surrenders, annuitizations
and contract charges	(180,704)	(30)	(216,292)	(215,240)
Net accumulation activity	2,237,876	256,374	(3,889,419)	1,389,370

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase (decrease) from contract owner transactions	2,237,876	256,374	(3,889,419)	1,389,370

Total increase (decrease) in net assets	2,414,556	257,899	(3,542,567)	626,907

Net assets at beginning of year	257,899	-	3,542,567	2,915,660
Net assets at end of year	$ 2,672,455	$ 257,899	$ -	$ 3,542,567

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	SBI Sub-Account		SSA Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 271,333	$ (23,231)	$ 566,032	$ (178,114)
Net realized gains (losses)	142,209	(41,071)	2,217,442	3,230,755
Net change in unrealized appreciation (depreciation)	256,722	(256,722)	469,650	(3,142,346)
Net increase (decrease) from operations	670,264	(321,024)	3,253,124	(89,705)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	363,185	3,068,899	928,622	8,470,072
Transfers between Sub-Accounts
(including the Fixed Account), net	(4,929,227)	1,660,559	(27,557,054)	4,000,922
Withdrawals, surrenders, annuitizations
and contract charges	(354,683)	(159,046)	(2,817,867)	(1,622,919)
Net accumulation activity	(4,920,725)	4,570,412	(29,446,299)	10,848,075

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase (decrease) from contract owner transactions	(4,920,725)	4,570,412	(29,446,299)	10,848,075

Total increase (decrease) in net assets	(4,250,461)	4,249,388	(26,193,175)	10,758,370

Net assets at beginning of year	4,250,461	1,073	26,193,175	15,434,805
Net assets at end of year	$ -	$ 4,250,461	$ -	$ 26,193,175

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	SVV Sub-Account		1XX Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ (746,811)	$ (2,399,758)	$ (205,042)	$ (212,522)
Net realized gains (losses)	57,118,912	12,769,935	1,455,980	925,493
Net change in unrealized appreciation (depreciation)	(37,152,200)	(23,716,810)	291,048	(1,639,215)
Net increase (decrease) from operations	19,219,901	(13,346,633)	1,541,986	(926,244)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	781,013	4,084,034	33,746	1,494,955
Transfers between Sub-Accounts
(including the Fixed Account), net	(222,961,833)	(3,118,844)	(12,956,646)	1,995,383
Withdrawals, surrenders, annuitizations
and contract charges	(16,833,121)	(13,572,353)	(661,417)	(467,350)
Net accumulation activity	(239,013,941)	(12,607,163)	(13,584,317)	3,022,988

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	(2,535)	(2,544)	(1,826)	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	1,829	(105)	(132)	132
Net annuitization activity	(706)	(2,649)	(1,958)	132

Net increase (decrease) from contract owner transactions	(239,014,647)	(12,609,812)	(13,586,275)	3,023,120

Total increase (decrease) in net assets	(219,794,746)	(25,956,445)	(12,044,289)	2,096,876

Net assets at beginning of year	219,794,746	245,751,191	12,044,289	9,947,413
Net assets at end of year	$ -	$ 219,794,746	$ -	$ 12,044,289

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	SLC Sub-Account		S12 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ (130,718)	$ (3,619,458)	$ (56,951)	$ (165,359)
Net realized gains (losses)	41,067,337	75,934,724	(916,147)	2,431,981
Net change in unrealized appreciation (depreciation)	(15,397,553)	(96,829,319)	2,163,238	(3,359,745)
Net increase (decrease) from operations	25,539,066	(24,514,053)	1,190,140	(1,093,123)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,658,445	2,470,584	86,812	1,115,752
Transfers between Sub-Accounts
(including the Fixed Account), net	(273,150,091)	(7,395,614)	(13,730,208)	1,264,737
Withdrawals, surrenders, annuitizations
and contract charges	(40,959,416)	(49,619,572)	(826,883)	(602,926)
Net accumulation activity	(312,451,062)	(54,544,602)	(14,470,279)	1,777,563

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	(14,828)	(14,832)	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	15,181	257	-	-
Net annuitization activity	353	(14,575)	-	-

Net increase (decrease) from contract owner transactions	(312,450,709)	(54,559,177)	(14,470,279)	1,777,563

Total increase (decrease) in net assets	(286,911,643)	(79,073,230)	(13,280,139)	684,440

Net assets at beginning of year	286,911,643	365,984,873	13,280,139	12,595,699
Net assets at end of year	$ -	$ 286,911,643	$ -	$ 13,280,139

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	S14 Sub-Account		4XX Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 1,403,099	$ 1,629,373	$ 9,732,515	$ 4,553,938
Net realized gains (losses)	1,000,473	2,155,114	29,302,955	21,242,752
Net change in unrealized appreciation (depreciation)	803,847	(3,197,435)	2,986,554	(16,993,229)
Net increase (decrease) from operations	3,207,419	587,052	42,022,024	8,803,461

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	377,567	2,759,253	13,572,970	186,444,166
Transfers between Sub-Accounts
(including the Fixed Account), net	(28,870,221)	(1,768,996)	(671,158,491)	35,735,973
Withdrawals, surrenders, annuitizations
and contract charges	(3,362,282)	(3,133,842)	(36,331,177)	(23,643,912)
Net accumulation activity	(31,854,936)	(2,143,585)	(693,916,698)	198,536,227

Annuitization Activity:
Annuitizations	6,413	-	77,717	-
Annuity payments and contract charges	(221)	-	(6,314)	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	6,192	-	71,403	-

Net increase (decrease) from contract owner transactions	(31,848,744)	(2,143,585)	(693,845,295)	198,536,227

Total increase (decrease) in net assets	(28,641,325)	(1,556,533)	(651,823,271)	207,339,688

Net assets at beginning of year	28,641,325	30,197,858	651,823,271	444,483,583
Net assets at end of year	$ -	$ 28,641,325	$ -	$ 651,823,271

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	S16 Sub-Account		LGF Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ (504,125)	$ (617,211)	$ (77,981)	$ (92,278)
Net realized gains (losses)	12,134,651	(150,432)	868,671	442,780
Net change in unrealized appreciation (depreciation)	(6,632,828)	(2,596,509)	(227,313)	(741,808)
Net increase (decrease) from operations	4,997,698	(3,364,152)	563,377	(391,306)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	375,823	930,702	65,260	657,497
Transfers between Sub-Accounts
(including the Fixed Account), net	(34,438,876)	132,527	(5,707,739)	641,014
Withdrawals, surrenders, annuitizations
and contract charges	(4,202,052)	(2,996,164)	(490,600)	(431,400)
Net accumulation activity	(38,265,105)	(1,932,935)	(6,133,079)	867,111

Annuitization Activity:
Annuitizations	9,316	-	-	-
Annuity payments and contract charges	(310)	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	9,006	-	-	-

Net increase (decrease) from contract owner transactions	(38,256,099)	(1,932,935)	(6,133,079)	867,111

Total increase (decrease) in net assets	(33,258,401)	(5,297,087)	(5,569,702)	475,805

Net assets at beginning of year	33,258,401	38,555,488	5,569,702	5,093,897
Net assets at end of year	$ -	$ 33,258,401	$ -	$ 5,569,702

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	IGB Sub-Account		CMM Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ 1,139,070	$ 2,530,923	$ (2,017,325)	$ (2,128,329)
Net realized gains (losses)	9,692,411	5,124,534	917	867
Net change in unrealized appreciation (depreciation)	(3,355,954)	(780,744)	-	-
Net increase (decrease) from operations	7,475,527	6,874,713	(2,016,408)	(2,127,462)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	3,578,606	46,054,347	2,900,562	22,655,860
Transfers between Sub-Accounts
(including the Fixed Account), net	(166,740,603)	2,810,505	(94,134,995)	72,461,473
Withdrawals, surrenders, annuitizations
and contract charges	(10,635,899)	(8,785,019)	(56,866,910)	(56,029,037)
Net accumulation activity	(173,797,896)	40,079,833	(148,101,343)	39,088,296

Annuitization Activity:
Annuitizations	57,764	-	59,961	62,178
Annuity payments and contract charges	(4,692)	-	(31,792)	(18,473)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	11,429	(1,878)
Net annuitization activity	53,072	-	39,598	41,827

Net increase (decrease) from contract owner transactions	(173,744,824)	40,079,833	(148,061,745)	39,130,123

Total increase (decrease) in net assets	(166,269,297)	46,954,546	(150,078,153)	37,002,661

Net assets at beginning of year	166,269,297	119,314,751	150,078,153	113,075,492
Net assets at end of year	$ -	$ 166,269,297	$ -	$ 150,078,153

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	WTF Sub-Account		USC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Operations:
Net investment income (loss)	$ (8,176)	$ 3,662	$ (990)	$ (1,137)
Net realized gains (losses)	139,588	89,769	3,172	5,386
Net change in unrealized appreciation (depreciation)	(23,362)	(250,177)	7,905	(7,604)
Net increase (decrease) from operations	108,050	(156,746)	10,087	(3,355)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	-	180	-	-
Transfers between Sub-Accounts
(including the Fixed Account), net	(112,089)	92,113	(1,646)	3,755
Withdrawals, surrenders, annuitizations
and contract charges	(147,038)	(189,668)	(313)	(326)
Net accumulation activity	(259,127)	(97,375)	(1,959)	3,429

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net increase (decrease) from contract owner transactions	(259,127)	(97,375)	(1,959)	3,429

Total increase (decrease) in net assets	(151,077)	(254,121)	8,128	74

Net assets at beginning of year	676,190	930,311	56,842	56,768
Net assets at end of year	$ 525,113	$ 676,190	$ 64,970	$ 56,842

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	AAL Sub-Account
	December 31,	December 31,
	2012	2011
Operations:
Net investment income (loss)	$ (39,935)	$ 32,571
Net realized gains (losses)	462,887	124,254
Net change in unrealized appreciation (depreciation)	447,062	91,924
Net increase (decrease) from operations	870,014	248,749

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,104,424	9,620,457
Transfers between Sub-Accounts
(including the Fixed Account), net	11,229,642	5,001,485
Withdrawals, surrenders, annuitizations
and contract charges	(1,640,526)	(285,912)
Net accumulation activity	10,693,540	14,336,030

Annuitization Activity:
Annuitizations	-	-
Annuity payments and contract charges	-	-
Transfers between Sub-Accounts, net	-	-
Adjustments to annuity reserves	-	-
Net annuitization activity	-	-

Net increase (decrease) from contract owner transactions	10,693,540	14,336,030

Total increase (decrease) in net assets	11,563,554	14,584,779

Net assets at beginning of year	14,584,779	-
Net assets at end of year	$ 26,148,333	$ 14,584,779

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2012

1. BUSINESS AND ORGANIZATION

Sun Life of Canada (U.S.) Variable Account F (the “Variable Account”) is a separate account of Sun Life Assurance Company of Canada (U.S.) (the “Sponsor”) and was established on July 13, 1989 as a funding vehicle for the variable portion of Regatta contracts, Regatta Access contracts, Regatta Choice contracts, Regatta Choice II contracts, Regatta Classic contracts, Regatta Extra contracts, Regatta Flex II contracts, Regatta Flex 4 contracts, Regatta Gold contracts, Regatta Platinum contracts, Sun Life Financial Masters Access contracts, Sun Life Financial Masters Choice contracts, Sun Life Financial Masters Choice II contracts, Sun Life Financial Masters Extra contracts, Sun Life Financial Masters Extra II contracts, Sun Life Financial Masters Flex contracts, Sun Life Financial Masters Flex II contracts, Sun Life Financial Masters I Share contracts, Sun Life Financial Masters IV contracts, Sun Life Financial Masters VII contracts  (collectively the “Contracts”), and certain other fixed and variable annuity contracts issued by the Sponsor.  The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the Delaware Insurance Department.

The assets of the Variable Account are divided into “Sub-Accounts”. Each Sub-Account is invested in shares of a specific mutual fund (collectively the “Funds”), or series thereof, registered under the Investment Company Act of 1940, as amended.  The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities.  Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

Effective at the close of business on December 7, 2012, the funds of the Sun Capital Advisors Trust (the “Trust”) were integrated into the family of funds managed by Massachusetts Financial Services Company (“MFS”), an affiliate of the Sponsor.

•	Certain funds of the Trust changed their names and adopted investment strategies managed by MFS (included below with name changes occurring during the year)

•	Certain funds of the Trust reorganized and merged into existing funds managed by MFS (included below with fund mergers occurring during the year)

•
The remaining funds of the Trust liquidated and any liquidation proceeds not transferred by a contract owner to other investment options were transferred to the money market option under the relevant contract (included below with fund liquidations occurring during the year)

On December 17, 2012, Sun Life Financial Inc., the Sponsor’s indirect parent company, announced the execution of a definitive agreement to sell its domestic U.S. annuity business and certain life insurance businesses to Delaware Life Holdings, LLC, including all of the issued and outstanding shares of stock of the Sponsor (“the Sale Transaction”). The Sale Transaction is expected to close by the end of the second quarter 2013, subject to regulatory approvals and customary closing conditions.

A summary of the name changes related to Sub-Accounts held by the contract owners of the Variable Account during the current year, is as follows:

Sub-Account	Previous Name	Effective Date
VKC	Invesco Van Kampen V.I. Mid Cap Value Fund (Series II)	July 16, 2012
VSC	SC BlackRock Small Cap Index Fund (Service Class)	December 10, 2012
6XX	SC Ibboston Conservation Fund (Service Class)	December 10, 2012
SC3	Sun Capital Global Real Estate Fund (Initial Class)	December 10, 2012
SRE	Sun Capital Global Real Estate Fund (Service Class)	December 10, 2012
8XX	SC Ibboston Growth Fund (Service Class)	December 10, 2012
5XX	SC BlackRock Inflation Protected Bond (Service Class)	December 10, 2012
SDC	SC Goldman Sachs Short Duration Fund (Initial Class)	December 10, 2012
S15	SC Goldman Sachs Short Duration Fund (Service Class)	December 10, 2012
SGC	SC Goldman Sachs Mid Cap Value Fund (Initial Class)	December 10, 2012
S13	SC Goldman Sachs Mid Cap Value Fund (Service Class)	December 10, 2012
7XX	SC Ibboston Balanced Fund (Service Class)	December 10, 2012
2XX	SC Columbia Small Cap Value Service	December 10, 2012

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

1. BUSINESS AND ORGANIZATION (CONTINUED)

The following Sub-Accounts merged with new or existing Sub-Accounts during the current year:

Closed Sub-Account	New Sub-Account	Effective Date
EGS	FFL	August 20, 2012
MCS	FFJ	August 20, 2012
MC1	FFK	August 20, 2012
MFF	TEG	August 20, 2012
SVV	FFN	December 10, 2012
SLC	FFO	December 10, 2012
S12	FFP	December 10, 2012
1XX	TND	December 10, 2012

Closed Sub-Account	Existing Sub-Account	Effective Date
HVN	HVC	April 30, 2012
LGF	TEG	December 10, 2012
S16	FFK	December 10, 2012
S14	MFC	December 10, 2012
IGB	AAN	December 10, 2012
4XX	AAN	December 10, 2012

The following Sub-Accounts were liquidated during the current year.  Upon liquidation funds were transferred to an existing money market fund, MM1 Sub-Account:

Liquidated Sub-Account	Effective Date
3XX	December 10, 2012
SBI	December 10, 2012
SSA	December 10, 2012
CMM	December 10, 2012

There were no Sub-Accounts held by the contract owners of the Variable Account that were closed during the current year other than those referenced above in the mergers and liquidations sections.

A summary of the commencement dates related to Sub-Accounts held by the contract owners of the Variable Account (if commenced within the past five years) is as follows:

Sub-Account	Effective Date
AAM, AAN, AAP, AAQ, AAR, AAS, AAU, AAW, AAX, AAY, AAZ, AI8, BBB, BBA, BBC, BBD, BBE	October 31, 2011
AAA, AAL	May 2, 2011
6TT	August 17, 2009
HBF	May 4, 2009
SLC	February 23, 2009
1XX, 2XX, 3XX, 4XX, 5XX, 6XX, 7XX, 8XX, 9XX	October 6, 2008
AN4, AVB, FL1, IVB, LRE, S12, S13, S14, S15, S16, S17, SDC, SGC, VKC, VKM, VKU	March 10, 2008

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

1. BUSINESS AND ORGANIZATION (CONTINUED)

A summary of Sub-Accounts held by the contract owners of the Variable Account, with commencement dates earlier than the past five years, but for which the first activity occurred within the last five years, is as follows:

Sub-Account	Year of First Activity
SBI	2010
HRS, HSS, HVC, HVD, HVE, HVG, HVI, HVM, HVN, HVR, HVS	2008

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General
The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from these estimates.

Investment Valuation and Transactions
Investments made in mutual funds are carried at fair value and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value, as of December 31, 2012.  Transactions are recorded on a trade date basis.  Realized gains and losses on sales of investments are determined on the first in, first out basis.  Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units
The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received.  The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in note 5.

Purchase Payments
Upon issuance of new Contracts, the initial purchase payment is credited to the contract in the form of units.  All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

Transfers
Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt.  In addition, transfers can be made between the Sub-Accounts and the “Fixed Account”.  The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

Withdrawals
At any time during the accumulation phase (the period before the first annuity payment), the contract owner may elect to receive a cash withdrawal payment under the contract.  If the contract owner requests a full withdrawal, the contract owner will receive the value of their account at the end of period, less the contract maintenance charge for the current contract year and any applicable withdrawal charge.

If the contract owner requests a partial withdrawal, the contract owner will receive the amount requested less any applicable withdrawal charge and the account value will be reduced by the amount requested.  Any requests for partial withdrawals that would result in the value of the contract owner’s account being reduced to an amount less than the contract maintenance charge for the current contract year is treated as a request for a full withdrawal.

Annuitization
On the annuity commencement date, the contract's accumulation account is canceled and its adjusted value is applied to provide an annuity. The adjusted value will be equal to the value of the accumulation account for the period that ends immediately before the annuity commencement date, reduced by any applicable premium taxes or similar taxes and a proportionate amount of the contract maintenance charge.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Annuity Payments
The amount of the first variable annuity payment is determined in accordance with the annuity payment rates found in the contract.  The number of units to be credited in respect of a particular Sub-Account is determined by dividing that portion of the first variable annuity payment attributable to that Sub-Account by the annuity unit value of that Sub-Account for the period that ends immediately before the annuity commencement date. The number of units of each Sub-Account credited to the contract then remains fixed, unless an exchange of units is made. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, depending on the investment performance of the Sub-Accounts.

Federal Income Taxes
The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes.  In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary a provision may be made in future years.

Accounting for Uncertain Tax Provisions
Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2012. The 2003 through 2012 tax years generally remain subject to examination by U.S. federal and most state tax authorities.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimates are fair value measurements of investments and the calculation of the reserve for variable annuities.  Actual results could vary from the amounts derived from management's estimates.

Subsequent events
Management has evaluated events subsequent to December 31, 2012 and through the issuance date of the Variable Account’s financial statements, noting there are no subsequent events requiring accounting or disclosure.

New and Adopted Accounting Pronouncements
In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS,” which change the wording used to describe many of the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements.  Some of the amendments clarify the FASB’s intent about the application of existing fair value measurement requirements, while other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements.  Many of the requirements in this update are not meant to result in a change in application of the requirements of Topic 820, but to improve upon an entities consistency in application across jurisdictions to ensure that U.S. GAAP and International Financial Reporting Standards (“IFRS”) fair value measurement and disclosure requirements are described in the same way.  The amendments in ASU 2011-04 are effective, on a retrospective basis, for fiscal years and interim periods within those fiscal years beginning after December 15, 2011.  On January 1, 2012, the Variable Account adopted the provisions of ASU 2011-04. The adoption did not impact the Variable Account’s financial statements or disclosures.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

New and Adopted Accounting Pronouncements (continued)
In October 2012, FASB issued ASU 2012-04, “Technical Corrections and Improvements”.  The amendments in this update cover a wide range of Topics in the Codification. The technical corrections (Section A) are divided into three main categories: (1) Source literature amendments – amendments to carry forward the original intent of certain pre-Codification authoritative literature that was inadvertently altered during the Codification process, (2) Guidance clarification and reference corrections – changes in wording and references to avoid misapplication or misinterpretation of guidance, and (3) Relocated guidance – moving guidance from one part of the Codification to another to correct instances in which the scope of pre-Codification guidance may have been unintentionally narrowed or broadened during the Codification process. The purpose of Section B of ASU 2012-04 is to conform the use of the term “fair value” throughout the Codification “to fully reflect the fair value measurement and disclosure requirements” of Accounting Standards Codification (“ASC”) Topic 820 “Fair Value Measurement”. These provisions are effective upon issuance, except for amendments that are subject to transition guidance discussed below. The Variable Account adopted the provisions of ASU 2012-04 on October 1, 2012.  The adoption did not impact the Variable Account’s financial statements or disclosures.

Accounting Pronouncements Not Yet Adopted
ASU 2012-04 includes certain amendments that are subject to transition guidance that will be effective for fiscal periods beginning after December 15, 2012.  The Variable Account will adopt these amendments on January 1, 2013 and does not expect its requirements to have a material impact on the Variable Account’s financial statements or disclosures.

3. FAIR VALUE MEASUREMENTS

The Sub-Accounts’ investments are carried at fair value.  Fair Value is an exit price, representing the amount that would be received from a sale of an asset or paid to transfer a liability in an orderly transaction between market participants.  As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability.  As a basis for considering such assumptions, U.S. GAAP establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above.  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

As of December 31, 2012, the inputs used to price the Funds are observable and represent Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2012. As of December 31, 2012, the Level 1 assets held by the Variable Account was $17,102 million.  There were no transfers between levels during the period.

4. RELATED PARTY TRANSACTIONS

As of December 31, 2012, MFS, an affiliate of the Sponsor, is the investment advisor to certain of the Funds and charges a management fee at an annual rate ranging from 0.40% to 1.05% of the Funds’ average daily net assets.

MFS does not charge a management fee for Sub-Accounts 6XX, 7XX, and 8XX.

For additional related party transactions, see notes 1, 5 and 6.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

5. CONTRACT CHARGES

Mortality and expense risk charges
Charges for mortality and expense risks, the optional death benefit riders and optional living benefit riders are based on the average daily Variable Account assets and are deducted from the Variable Account at the end of each valuation period to cover the risks assumed by the Sponsor.  These charges are reflected in the Statement of Operations.

The deductions are calculated at different levels based upon the elections made by the contract holder and are transferred periodically to the Sponsor. At December 31, 2012, the deduction is at an effective annual rate as follows:

	Level 1	Level 2	Level 3	Level 4	Level 5	Level 6
Regatta	1.25%	-	-	-	-	-
Regatta Gold	1.25%	-	-	-	-	-
Regatta Classic	1.00%	-	-	-	-	-
Regatta Platinum	1.25%	-	-	-	-	-
Regatta Extra	1.30%	1.45%	1.55%	1.70%	-	-
Regatta Choice	0.85%	1.00%	1.10%	1.15%	1.25%	1.40%
Regatta Access	1.00%	1.15%	1.25%	1.40%	1.50%	1.65%
Regatta Flex 4	0.95%	1.10%	1.20%	1.35%	1.45%	1.60%
Regatta Flex II	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%
Regatta Choice II	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%
Sun Life Financial Masters Extra	1.40%	1.60%	1.65%	1.80%	1.85%	2.00%
Sun Life Financial Masters Choice	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%
Sun Life Financial Masters Access	1.35%	1.55%	1.60%	1.75%	1.80%	1.95%
Sun Life Financial Masters Flex	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%
Sun Life Financial Masters IV	1.05%	1.25%	1.30%	1.45%	1.65%	1.70%
Sun Life Financial Masters VII	1.00%	1.05%	1.20%	1.25%	1.30%	1.40%
Sun Life Financial Masters Extra II	1.70%	2.10%	-	-	-	-
Sun Life Financial Masters Choice II	1.05%	1.45%	-	-	-	-
Sun Life Financial Masters Flex II	1.30%	1.70%	-	-	-	-
Sun Life Financial Masters I Share	0.50%	-	-	-	-	-

Distribution and administrative expense charges
For assuming the risk that surrender charges may be insufficient to compensate the Sponsor for the costs of distributing the Contracts, the Sponsor makes a deduction from the Sub-Account at the end of each valuation period for the first seven account years at an effective annual rate of 0.15% of the average daily value of the contract invested in the Sub-Account attributable to Regatta, Sun Life Financial Masters VII, Sun Life Financial Masters Extra, Sun Life Financial Masters Extra II, Sun Life Financial Masters Choice and Sun Life Financial Masters Choice II, and at an effective annual rate of 0.20% of the average daily value of the contract invested in the Sub-Account attributable to Sun Life Financial Masters IV, Sun Life Financial Masters Access, Sun Life Financial Masters Flex and Sun Life Financial Masters Flex II. There are no distribution charges associated with the other contracts listed in note 1.

Additionally, for Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV, Sun Life Financial Masters VII, Sun Life Financial Masters Extra II, Sun Life Financial Masters Flex II, Sun Life Financial Masters I Share, and Sun Life Financial Masters Choice II contracts, an administrative expense charge is deducted from the assets of the Variable Account at an annual effective rate equal to 0.15% of the average daily Variable Account value.  This charge is designed to reimburse the Sponsor for expenses incurred in administering the Contracts, the accounts and the Variable Account that are not covered by the annual account administration fee (“Account Fee”).  Distribution and administrative expense charges are reflected in the Statement of Operations.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

5. CONTRACT CHARGES (CONTINUED)

Administration charges (“Account Fee”)
Each year on the account anniversary date, an Account Fee equal to the lesser of $30 or 2% of the participant’s account value in the case of Regatta, $35 in the case of Regatta Extra contracts, and $50 in the case of Regatta Choice, Regatta Gold, Regatta Platinum, Regatta Classic, Regatta Access, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Flex, Sun Life Financial Masters IV, Sun Life Financial Masters VII, Sun Life Financial Masters Extra II, Sun Life Financial Masters Flex II, Sun Life Financial Masters I Share, and Sun Life Financial Masters Choice II contracts (after account year 5, the Account Fee for Regatta Gold, Regatta Platinum, Regatta Extra, and Regatta Choice contracts, may be changed annually, but it may not exceed the lesser of $50 or 2% of the participant’s account value) is deducted from the participant’s account, reflected in the Statement of Changes in Net Assets, to reimburse the Sponsor for certain administrative expenses. After the annuity commencement date, the Account Fee will be deducted pro rata from each variable annuity payment made during the year.

Surrender charges
The Sponsor does not deduct a sales charge from the purchase payments. However, a surrender charge (contingent deferred sales charge) of up to 6% of certain amounts withdrawn will be deducted to cover certain expenses relating to the sale of Regatta, Regatta Gold, Regatta Flex 4, and Regatta Platinum contracts; 8% for Regatta Extra, Regatta Choice II, Regatta Flex II, Sun Life Financial Masters Choice, Sun Life Financial Masters Choice II, Sun Life Financial Masters Flex, Sun Life Financial Masters Flex II, Sun Life Financial Masters Extra, Sun Life Financial Masters Extra II, Sun Life Financial Masters IV, and Sun Life Financial Masters VII; and for 7% for Regatta Choice if the contract holder requests a full withdrawal prior to reaching the pay-out phase.

Optional living benefit rider charges (“Benefit Fee”)

	Single Life Quarterly Charge	Joint Life Quarterly Charge	Single Life Annual Charge	Joint Life Annual Charge
Secured Returns	0.1000%	N/A	0.40%	N/A
Secured Returns 2	0.1250%	N/A	0.50%	N/A
Secured Returns for Life	0.1250%	N/A	0.50%	N/A
Secured Returns for Life Plus	0.1250%	N/A	0.50%	N/A
Income on Demand	0.1625%	0.2125%	0.65%	0.85%
Income on Demand II	0.1625%	0.2125%	0.65%	0.85%
Retirement Asset Protector	0.1875%	N/A	0.75%	N/A
Retirement Income Escalator	0.1875%	0.2375%	0.75%	0.95%
Sun Income Advisor	0.2250%	0.2750%	0.90%	1.10%
Income on Demand II Plus	0.2375%	0.2875%	0.95%	1.15%
Income on Demand II Escalator	0.2375%	0.2875%	0.95%	1.15%
Retirement Income Escalator II	0.2375%	0.2875%	0.95%	1.15%
Sun Income Riser	0.2750%	0.3250%	1.10%	1.30%
Income on Demand III Escalator	0.2750%	0.3250%	1.10%	1.30%
Sun Income Riser III	0.2750%	0.3000%	1.10%	1.20%
Sun Income Maximizer	0.2750%	0.3000%	1.10%	1.20%
Sun Income Maximizer Plus	0.3125%	0.3625%	1.25%	1.45%

Sun Income Advisor was only available on Sun Life Financial Masters I Share contracts.

Sun Income Maximizer, Sun Income Maximizer Plus, and Sun Income Riser III were available on Sun Life Financial Masters Choice II contracts, Sun Life Financial Masters Extra II contracts, and Sun Life Financial Masters Flex II contracts.  The remaining optional living benefits above were available on Sun Life Financial Masters Extra, Sun Life Financial Masters Choice, Sun Life Financial Masters Flex, and Sun Life Financial Masters Access contracts.

Secured Returns for Life and Secured Returns for Life Plus were the only optional living benefits available on Sun Life Financial Masters IV and Sun Life Financial Masters VII contracts.

Secured Returns, Secured Returns 2, Secured Returns for Life, Secured Returns for Life Plus, Income on Demand, and Retirement Asset Protector were the only optional living benefits available on Regatta Flex II and Regatta Choice II contracts.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

5. CONTRACT CHARGES (CONTINUED)

Premium Taxes
A deduction, when applicable, is made for premium taxes or similar state or local taxes.  It is currently the policy of the Sponsor to deduct the taxes at the annuity commencement date.  However, the Sponsor reserves the right to deduct such taxes when incurred.

6. RESERVE FOR VARIABLE ANNUITIES

Reserve for variable annuities represents the actuarial present value of future contract benefits for those contract holders who are in the payout phase of their contract and who chose the variable payout option. Annuity reserves are calculated using the 1983 Individual Annuitant Mortality Table and an assumed interest rate of at least 3% or 4% per year, for Regatta, Regatta Gold, Regatta Classic, and Regatta Platinum as stated in each participant’s contract or certificate, as applicable if the contract’s annuity commencement date is before January 1, 2000.  Annuity reserves are calculated using the 2000 Individual Annuitant Mortality Table at an assumed interest rate of at least 3% or 4% per year, for Regatta, Regatta Gold, Regatta Classic, and Regatta Platinum as stated in each participant’s contract or certificate, as applicable if the contract’s annuity commencement date is on or after January 1, 2000.  Annuity reserves are calculated using the 2000 Individual Annuitant Mortality Table at an assumed interest rate of 3% for Regatta Extra, Regatta Access, Regatta Choice, Regatta Choice II, Regatta Flex II, Regatta Flex 4, Sun Life Financial Masters Choice, Sun Life Financial Masters Access, Sun Life Financial Masters Extra, Sun Life Financial Masters Flex, Sun Life Financial Masters IV, Sun Life Financial Masters VII, Sun Life Financial Masters Choice II, Sun Life Financial Masters Extra II, Sun Life Financial Masters Flex II and Sun Life Financial Masters I Share.  The Individual Annuitant Mortality Tables utilized are subject to change in conjunction with changes in the tables currently adopted by the National Association of Insurance Commissioners (“NAIC”). The mortality risk is fully borne by the Sponsor and may result in additional amounts being transferred into the variable annuity account by the Sponsor to cover greater longevity of annuities than expected.  Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2012 were as follows:

	Purchases	Sales
AVB	$5,942,048	$10,695,007
AAA	15,431,205	3,226,305
AN4	1,042,015	2,368,705
IVB	8,888,756	18,410,282
AAU	1,841,323	378,896
9XX	61,888,269	91,285,781
NMT	2,123	3,431
MCC	8,288,246	24,220,681
NNG	197	471
CMG	5,471,297	8,646,226
NMI	891,562	3,402,727
CSC	1,154	571
FVB	24,108,853	18,909,169
FL1	18,096,518	44,663,899
F10	1,320,156	1,487,824
F15	2,385,249	4,641,835
F20	2,538,484	6,211,435
FVM	22,540,746	35,065,828
SGI	55,135,251	89,207,227
S17	2,793,668	8,612,541
ISC	21,807,156	22,852,797
AAZ	1,491,417	417,702
BBC	54,695	28,978
FVS	7,470,128	13,621,718
BBA	115,483	86,806
SIC	6,681,285	7,753,805
BBB	217,098	40,553
FMS	9,941,556	43,591,599
TDM	5,313,812	12,910,001
FTI	20,705,290	65,083,420
AAX	4,190,256	521,284
FTG	3,113,500	7,883,310
HBF	1,405,938	2,143,066
HVD	482,145	641,859
HVG	106,770	145,890
HVI	89,248	214,882
HVE	433,359	1,066,293
HVM	5,250	7,772
HVC	579,213	254,733
HVS	1,587,061	1,220,917
HVN	3,241	480,647

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7.  INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
HRS	$310,873	$454,934
HVR	164,165	219,036
HSS	434,259	1,454,358
AI8	185,435	20,055
VKC	1,397,401	2,780,271
VLC	5,864,558	7,763,497
VKU	7,983,109	7,396,202
AAY	8,644,008	1,557,023
AAM	2,649,191	1,501,999
LRE	12,357,911	19,186,884
LA9	6,269,413	11,239,012
LAV	4,303,869	12,036,072
EGS	2,288,975	145,330,115
MFF	3,577,026	14,907,097
FFL	132,512,729	9,060,164
TEG	18,568,104	1,583,045
FFJ	19,982,781	1,608,811
FFK	42,600,538	1,891,149
TND	12,952,459	153,381
AAN	915,143,012	9,803,759
FFN	219,333,338	2,065,565
FFO	266,156,256	3,703,514
FFP	13,028,718	149,251
MIT	9,469,703	51,203,820
MFL	4,639,530	34,340,502
BDS	16,333,529	17,486,970
MF7	40,762,934	36,986,410
RGS	3,084,678	15,895,233
RG1	7,126,763	8,368,302
EME	5,208,144	10,755,108
EM1	8,662,842	11,598,360
GGS	3,362,220	5,797,130
GG1	715,014	1,014,694
GGR	1,515,081	10,271,893
GG2	487,185	973,056
RES	3,109,426	19,434,746
RE1	1,221,685	3,613,900
GTR	3,856,639	13,488,331
GT2	73,539,548	73,115,490
GSS	21,854,328	29,134,027
MFK	74,458,889	83,097,535
HYS	15,337,699	16,778,781

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
MFC	$43,150,018	$22,464,113
IGS	2,623,150	10,950,706
IG1	2,328,046	7,550,399
MII	1,917,119	9,289,553
MI1	6,291,697	38,693,524
MIS	5,261,433	54,068,363
M1B	1,597,517	12,321,675
MCS	844,273	22,807,138
MC1	385,573	12,390,034
MMS	35,407,547	45,720,863
MM1	219,341,003	69,229,901
NWD	8,977,587	11,640,988
M1A	10,485,979	18,571,471
RIS	1,331,943	5,890,096
RI1	7,574,263	25,028,154
SIS	7,956,316	5,138,580
SI1	1,591,640	3,576,360
TEC	1,859,329	5,422,829
TE1	245,693	661,931
TRS	19,343,908	67,915,992
MFJ	30,826,797	130,564,541
UTS	10,772,618	26,761,056
MFE	15,969,968	36,201,584
MVS	9,982,896	19,843,238
MV1	20,870,219	49,014,401
VSC	13,482,620	25,650,322
6XX	104,424,857	113,569,177
SC3	149,660	1,359,957
SRE	2,387,796	34,058,812
8XX	50,964,882	64,594,560
5XX	74,778,954	52,135,945
SDC	69,311,651	122,367,708
S15	33,031,535	44,795,132
SGC	11,466,690	14,889,092
S13	8,891,023	7,662,051
7XX	168,932,108	132,614,121
2XX	1,535,846	2,217,847
AAW	1,228,951	493,215
VKM	4,430,808	5,182,748
OBV	687,526	1,684,984
OCA	2,897,300	6,518,482
OGG	2,629,099	9,118,301
OMG	11,680,276	98,298,048
OMS	925,580	2,380,659
AAQ	17,139	55,114
PRA	19,783,386	2,777,513
AAP	15,280,808	1,863,915
BBD	917,001	297,844

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
PCR	$14,955,094	$19,611,133
PMB	5,191,839	6,218,503
BBE	257,439	92,607
6TT	101,575,562	99,837,429
PRR	19,962,938	28,669,816
PTR	52,070,124	97,180,103
AAR	6,359,604	1,631,791
AAS	4,129,066	1,896,682
3XX	1,147,391	4,850,872
SBI	4,110,074	8,674,953
SSA	20,574,098	42,046,216
SVV	55,084,168	248,508,278
1XX	4,354,068	15,961,233
SLC	88,768,574	323,440,882
S12	5,048,407	15,765,209
S14	12,259,178	41,084,978
4XX	170,005,390	812,874,996
S16	6,046,567	39,814,049
LGF	2,053,616	7,383,023
IGB	42,997,428	204,327,993
CMM	77,186,641	227,276,216
WTF	28,810	296,113
USC	3,662	3,581
AAL	15,369,668	4,335,129

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2012 were as follows:

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
AVB	15,592,472	16,064,364	(471,892)
AAA	19,583,734	18,256,381	1,327,353
AN4	3,983,725	4,142,905	(159,180)
IVB	42,687,698	44,072,343	(1,384,645)
AAU	387,454	265,626	121,828
9XX	172,160,403	174,419,805	(2,259,402)
NMT	10,060	10,109	(49)
MCC	46,913,010	48,458,421	(1,545,411)
CMG	9,025,181	9,286,597	(261,416)
NMI	2,898,418	3,104,129	(205,711)
CSC	3,317	3,305	12
FVB	22,025,245	21,914,514	110,731
FL1	77,787,376	80,120,973	(2,333,597)
F10	783,434	802,266	(18,832)
F15	3,587,810	3,814,347	(226,537)
F20	3,577,849	3,916,299	(338,450)
FVM	49,870,512	51,811,217	(1,940,705)
SGI	142,342,959	146,966,329	(4,623,370)
S17	6,225,354	6,843,318	(617,964)
ISC	36,302,728	36,916,253	(613,525)
AAZ	795,708	705,581	90,127
BBC	48,404	46,085	2,319
FVS	5,763,893	6,029,970	(266,077)
BBA	142,277	138,787	3,490
SIC	6,676,952	6,904,022	(227,070)
BBB	76,325	61,213	15,112
FMS	56,853,312	59,052,536	(2,199,224)
TDM	11,929,569	12,407,183	(477,614)
FTI	45,121,507	47,773,318	(2,651,811)
AAX	962,204	621,326	340,878
FTG	5,792,795	6,092,958	(300,163)
HBF	5,052,938	5,112,241	(59,303)
HVD	1,564,115	1,587,516	(23,401)
HVG	404,683	408,452	(3,769)
HVI	469,316	485,532	(16,216)
HVE	2,455,549	2,529,339	(73,790)
HVM	35,137	35,293	(156)
HVC	637,949	613,209	24,740
HVS	3,138,757	3,113,351	25,406
HVN	57,084	121,497	(64,413)
HRS	1,400,255	1,415,636	(15,381)
HVR	593,764	599,213	(5,449)
HSS	1,811,390	1,893,112	(81,722)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
AI8	30,525	15,707	14,818
VKC	1,704,571	1,815,101	(110,530)
VLC	9,345,244	9,536,689	(191,445)
VKU	18,157,664	18,110,948	46,716
AAY	2,582,147	1,894,145	688,002
AAM	441,254	345,722	95,532
LRE	21,844,946	22,534,524	(689,578)
LA9	9,390,963	9,815,435	(424,472)
LAV	8,996,511	9,513,101	(516,590)
EGS	3,065,677	13,052,491	(9,986,814)
MFF	985,624	1,762,279	(776,655)
FFL	12,192,965	3,477,784	8,715,181
TEG	2,123,073	1,055,206	1,067,867
FFJ	4,301,124	945,840	3,355,284
FFK	6,087,724	3,045,087	3,042,637
TND	2,355,098	1,101,381	1,253,717
AAN	169,209,204	83,682,614	85,526,590
FFN	41,856,770	20,524,425	21,332,345
FFO	50,496,065	24,903,918	25,592,147
FFP	2,372,727	1,116,046	1,256,681
MIT	9,696,180	12,239,718	(2,543,538)
MFL	28,515,828	30,413,992	(1,898,164)
BDS	1,730,405	1,947,538	(217,133)
MF7	32,599,969	32,654,957	(54,988)
RGS	1,429,256	2,319,058	(889,802)
RG1	10,320,428	10,369,298	(48,870)
EME	589,509	837,201	(247,692)
EM1	6,634,357	6,882,559	(248,202)
GGS	792,099	926,786	(134,687)
GG1	150,171	169,256	(19,085)
GGR	388,000	795,917	(407,917)
GG2	123,603	149,467	(25,864)
RES	1,007,906	1,990,347	(982,441)
RE1	2,443,600	2,609,452	(165,852)
GTR	710,061	1,115,387	(405,326)
GT2	229,471,608	229,421,838	49,770
GSS	9,813,285	10,360,770	(547,485)
MFK	101,683,318	102,892,409	(1,209,091)
HYS	3,855,029	4,124,189	(269,160)
MFC	13,858,125	12,840,157	1,017,968
IGS	3,832,016	4,301,193	(469,177)
IG1	6,198,403	6,586,433	(388,030)
MII	559,539	899,637	(340,098)
MI1	58,142,312	61,203,340	(3,061,028)
MIS	17,252,686	21,392,817	(4,140,131)
M1B	7,250,573	8,016,052	(765,479)
MCS	708,555	4,670,323	(3,961,768)
MC1	917,618	2,139,049	(1,221,431)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
MMS	3,790,633	4,502,198	(711,565)
MM1	68,227,501	52,584,471	15,643,030
NWD	3,882,872	4,357,010	(474,138)
M1A	10,278,584	10,954,035	(675,451)
RIS	802,727	1,140,479	(337,752)
RI1	17,199,513	18,134,148	(934,635)
SIS	927,958	855,092	72,866
SI1	264,557	406,548	(141,991)
TEC	778,129	1,367,073	(588,944)
TE1	70,150	102,928	(32,778)
TRS	2,617,585	4,852,985	(2,235,400)
MFJ	36,454,855	43,405,980	(6,951,125)
UTS	731,441	1,406,170	(674,729)
MFE	9,512,428	10,197,840	(685,412)
MVS	1,718,494	2,573,137	(854,643)
MV1	34,889,148	37,096,284	(2,207,136)
VSC	43,032,381	44,577,089	(1,544,708)
6XX	107,900,010	111,229,311	(3,329,301)
SC3	528,524	594,384	(65,860)
SRE	31,571,420	33,993,022	(2,421,602)
8XX	34,094,592	36,966,097	(2,871,505)
5XX	84,942,506	84,443,122	499,384
SDC	186,084,455	190,943,995	(4,859,540)
S15	64,463,735	65,490,651	(1,026,916)
SGC	14,518,135	15,354,808	(836,673)
S13	9,736,495	9,941,173	(204,678)
7XX	174,022,473	175,603,298	(1,580,825)
2XX	2,344,351	2,407,121	(62,770)
AAW	374,939	311,170	63,769
VKM	3,488,948	3,672,438	(183,490)
OBV	4,305,086	4,423,089	(118,003)
OCA	4,215,666	4,429,029	(213,363)
OGG	5,060,419	5,497,078	(436,659)
OMG	92,885,776	98,417,120	(5,531,344)
OMS	735,805	799,014	(63,209)
AAQ	15,465	18,988	(3,523)
PRA	3,832,740	2,607,775	1,224,965
AAP	6,009,910	4,802,962	1,206,948
BBD	318,003	257,105	60,898
PCR	23,751,861	24,417,627	(665,766)
PMB	2,541,789	2,607,958	(66,169)
BBE	143,953	130,046	13,907
6TT	270,436,842	272,102,673	(1,665,831)
PRR	19,969,283	20,744,606	(775,323)
PTR	78,613,301	82,075,944	(3,462,643)
AAR	2,316,832	1,852,551	464,281
AAS	688,660	500,008	188,652

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
3XX	896,600	1,254,997	(358,397)
SBI	2,136,546	2,629,051	(492,505)
SSA	9,159,343	11,791,979	(2,632,636)
SVV	70,667,285	96,335,398	(25,668,113)
1XX	2,223,284	3,083,726	(860,442)
SLC	84,497,136	116,650,638	(32,153,502)
S12	3,723,852	5,224,296	(1,500,444)
S14	5,455,929	7,782,901	(2,326,972)
4XX	166,107,665	219,931,861	(53,824,196)
S16	8,405,287	11,595,410	(3,190,123)
LGF	1,486,911	2,150,696	(663,785)
IGB	40,938,741	54,392,031	(13,453,290)
CMM	35,081,785	49,974,120	(14,892,335)
WTF	169,104	187,808	(18,704)
USC	11,798	11,942	(144)
AAL	8,739,710	7,742,700	997,010

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

The changes in units outstanding for the year ended December 31, 2011 were as follows:

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
AVB	15,401,243	14,747,550	653,693
AAA	9,445,034	5,343,558	4,101,476
AN4	4,233,790	4,073,445	160,345
IVB	44,107,642	44,090,206	17,436
AAU	9,771	3,656	6,115
9XX	165,519,674	151,650,592	13,869,082
NMT	10,369	10,174	195
MCC	53,056,727	54,129,220	(1,072,493)
NNG	18,324	27,372	(9,048)
CMG	9,392,173	9,156,756	235,417
NMI	3,358,521	3,427,762	(69,241)
CSC	3,446	3,296	150
FVB	18,994,345	16,927,420	2,066,925
FL1	86,898,084	86,462,853	435,231
F10	837,909	952,176	(114,267)
F15	4,142,306	4,392,550	(250,244)
F20	4,052,154	4,363,092	(310,938)
FVM	56,578,449	56,469,214	109,235
SGI	151,187,017	147,935,716	3,251,301
S17	6,640,328	7,275,847	(635,519)
ISC	38,418,736	37,819,887	598,849
AAZ	199,371	70,008	129,363
BBC	14,245	4,255	9,990
FVS	6,736,665	6,904,114	(167,449)
BBA	64,494	17,793	46,701

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
SIC	7,254,055	7,050,469	203,586
BBB	24,722	5,927	18,795
FMS	64,297,211	65,592,042	(1,294,831)
TDM	12,949,288	13,228,202	(278,914)
FTI	52,402,406	54,507,114	(2,104,708)
AAX	48,129	16,409	31,720
FTG	6,586,871	6,718,955	(132,084)
HBF	4,959,184	4,432,956	526,228
HVD	1,660,171	1,621,516	38,655
HVG	431,056	427,111	3,945
HVI	526,296	531,898	(5,602)
HVE	2,508,767	2,414,096	94,671
HVM	34,121	30,694	3,427
HVC	512,170	508,539	3,631
HVS	2,940,022	2,656,115	283,907
HVN	238,404	227,643	10,761
HRS	1,359,872	1,282,864	77,008
HVR	644,998	634,740	10,258
HSS	2,002,387	1,946,618	55,769
AI8	1,700	478	1,222
VKC	2,314,138	2,247,400	66,738
VLC	10,253,574	10,361,202	(107,628)
VKU	16,592,763	14,435,355	2,157,408
AAY	248,243	77,451	170,792
AAM	10,147	4,963	5,184
LRE	22,512,332	21,655,465	856,867
LA9	11,357,326	11,621,331	(264,005)
LAV	10,726,042	10,685,366	40,676
EGS	7,294,957	8,472,321	(1,177,364)
MFF	1,566,518	1,712,680	(146,162)
AAN	372,208	143,827	228,381
MIT	11,497,819	14,199,775	(2,701,956)
MFL	36,524,074	38,914,048	(2,389,974)
BDS	1,925,755	2,422,845	(497,090)
MF7	34,024,874	33,478,921	545,953
RGS	1,620,890	2,666,439	(1,045,549)
RG1	11,014,454	10,768,087	246,367
EME	719,077	925,501	(206,424)
EM1	6,918,860	6,464,698	454,162
GGS	876,976	1,009,442	(132,466)
GG1	173,625	209,548	(35,923)
GGR	434,212	964,298	(530,086)
GG2	119,098	164,118	(45,020)
RES	1,112,845	2,066,530	(953,685)
RE1	2,936,056	3,128,394	(192,338)
GTR	799,408	1,207,761	(408,353)
GT2	227,173,130	179,146,097	48,027,033
GSS	10,522,731	12,093,343	(1,570,612)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
MFK	109,435,994	112,473,960	(3,037,966)
HYS	4,537,337	5,258,387	(721,050)
MFC	13,653,772	14,711,667	(1,057,895)
IGS	4,336,635	4,837,804	(501,169)
IG1	6,892,915	6,790,416	102,499
MII	704,410	1,091,309	(386,899)
MI1	69,044,197	72,002,719	(2,958,522)
MIS	20,386,591	25,550,259	(5,163,668)
M1B	9,309,984	10,526,991	(1,217,007)
MCS	2,052,809	2,761,962	(709,153)
MC1	2,350,513	2,695,385	(344,872)
MMS	5,211,676	6,536,293	(1,324,617)
MM1	47,400,659	50,665,827	(3,265,168)
NWD	4,481,247	4,920,292	(439,045)
M1A	12,452,817	13,047,010	(594,193)
RIS	957,042	1,306,702	(349,660)
RI1	19,347,342	19,881,859	(534,517)
SIS	948,163	1,143,929	(195,766)
SI1	354,873	401,838	(46,965)
TEC	1,033,569	1,264,164	(230,595)
TE1	90,061	119,572	(29,511)
TRS	2,983,832	5,699,536	(2,715,704)
MFJ	37,629,218	43,527,735	(5,898,517)
UTS	882,534	1,620,370	(737,836)
MFE	10,665,536	10,719,812	(54,276)
MVS	2,088,967	3,008,131	(919,164)
MV1	41,932,374	43,613,204	(1,680,830)
VSC	50,208,060	51,159,834	(951,774)
6XX	113,845,537	98,909,931	14,935,606
SC3	720,840	788,755	(67,915)
SRE	38,377,180	39,377,118	(999,938)
8XX	37,410,471	38,209,590	(799,119)
5XX	80,238,411	72,272,207	7,966,204
SDC	213,876,697	224,956,767	(11,080,070)
S15	65,470,537	61,449,828	4,020,709
SGC	17,488,381	18,611,456	(1,123,075)
S13	11,695,246	11,413,915	281,331
7XX	186,770,722	155,204,916	31,565,806
2XX	2,738,607	2,710,617	27,990
AAW	4,884	2,326	2,558
VKM	4,941,690	4,828,195	113,495
OBV	4,696,783	4,766,374	(69,591)
OCA	4,940,187	5,104,755	(164,568)
OGG	6,006,171	6,077,943	(71,772)
OMG	121,067,414	127,334,634	(6,267,220)
OMS	919,553	1,067,989	(148,436)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
AAQ	7,311	251	7,060
PRA	852,384	862,212	(9,828)
AAP	1,127,049	363,188	763,861
BBD	87,745	25,244	62,501
PCR	25,152,888	24,535,996	616,892
PMB	2,918,980	2,917,188	1,792
BBE	58,009	16,533	41,476
6TT	257,859,818	218,110,412	39,749,406
PRR	23,427,459	25,107,946	(1,680,487)
PTR	91,814,576	95,881,265	(4,066,689)
AAR	360,210	137,381	222,829
AAS	32,186	8,115	24,071
3XX	1,213,239	1,096,855	116,384
SBI	1,222,112	729,714	492,398
SSA	8,853,722	7,776,201	1,077,521
SVV	103,499,302	104,925,833	(1,426,531)
1XX	3,248,201	3,077,777	170,424
SLC	132,620,591	138,306,874	(5,686,283)
S12	5,478,659	5,288,683	189,976
S14	7,600,247	7,781,163	(180,916)
4XX	202,819,707	186,280,319	16,539,388
S16	12,823,685	12,978,885	(155,200)
LGF	2,080,023	1,985,280	94,743
IGB	51,874,211	48,586,233	3,287,978
CMM	54,326,639	50,528,102	3,798,537
WTF	227,526	233,965	(6,439)
USC	12,503	12,235	268
AAL	3,503,959	2,111,815	1,392,144

9. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable annuity contract, other than a pension plan contract, is not treated as an annuity contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified.  The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.  The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit value (some of which may be rounded), net assets, investment income ratio, expense ratio (excluding expenses of the underlying mutual funds) and the total return, for each of the five years in the period ended December 31, is as follows:

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
AVB
2012	5,475,295	$ 10.5211	to	$ 11.2069	$ 59,011,011	1.91%	0.65%	to	2.10%	10.98%	to	12.63%
2011	5,947,187	9.4799	to	9.9498	57,458,501	2.18	0.65	to	2.10	(5.09)	to	(3.69)
2010	5,293,494	9.9167	to	10.2048	53,564,306	2.43	1.35	to	2.35	1.14	to	8.81
2009	4,507,053	9.2498	to	9.3787	42,044,269	0.81	1.35	to	2.10	21.13	to	22.06
2008	1,484,739	7.6393	to	7.6837	11,378,225	2.36	1.35	to	2.05	(23.61)	to	(23.16)
AAA
2012	5,428,829	9.9060	to	10.1521	54,255,262	0.13	0.65	to	2.10	5.73	to	7.30
2011	4,101,476	9.3695	to	9.4614	38,568,416	-	0.65	to	2.10	(6.30)	to	(5.39)
AN4
2012	1,093,270	7.8010	to	8.1732	8,792,098	1.46	1.35	to	2.30	12.57	to	13.67
2011	1,252,450	6.9298	to	8.6713	8,892,693	2.71	0.65	to	2.30	(17.97)	to	(16.59)
2010	1,092,105	8.4482	to	8.6813	9,392,167	1.83	1.35	to	2.30	1.70	to	11.09
2009	1,011,403	7.6787	to	7.8147	7,854,209	3.28	1.35	to	2.30	36.03	to	37.36
2008	258,506	5.6447	to	5.6893	1,466,176	-	1.35	to	2.30	(43.55)	to	(43.11)
IVB
2012	9,822,886	6.2590	to	6.5900	63,597,746	1.34	1.30	to	2.35	11.50	to	12.70
2011	11,207,531	5.6135	to	5.8472	64,608,169	3.88	1.30	to	2.35	(21.33)	to	(20.48)
2010	11,190,095	7.1355	to	7.3535	81,416,221	2.68	1.30	to	2.35	1.85	to	2.94
2009	11,674,305	7.0059	to	7.1432	82,821,276	1.06	1.30	to	2.35	31.20	to	32.61
2008	12,644,113	5.3309	to	5.3866	67,893,236	0.26	1.30	to	2.55	(46.69)	to	(46.13)
AAU
2012	127,943	12.1521	to	12.2638	1,588,940	0.33	1.35	to	2.05	16.03	to	16.86
2011	6,115	10.4824	to	10.4943	64,141	-	1.35	to	1.75	4.82	to	4.94
9XX
2012	59,518,591	10.8182	to	13.4228	788,739,478	1.47	0.65	to	2.55	7.15	to	9.25
2011	61,777,993	9.9024	to	12.3742	757,127,151	2.53	0.65	to	2.35	(5.90)	to	(4.27)
2010	47,908,911	12.7432	to	13.0170	619,370,616	1.27	1.35	to	2.30	1.20	to	8.28
2009	34,904,179	11.8467	to	12.0216	417,990,165	3.19	1.35	to	2.55	17.83	to	19.28
2008	1,673,259	10.0629	to	10.0781	16,852,673	6.00	1.35	to	2.10	0.63	to	0.78
NMT
2012	3,484	11.8408 to 11.8408			41,258	-	1.65 to 1.65			9.54 to 9.54
2011	3,533	10.8100			38,189	-	1.65			(13.38)
2010	3,338	12.4799			41,663	-	1.65			15.48
2009	4,383	10.8073			47,363	0.10	1.65			24.97
2008	8,756	8.6480	to	8.7482	76,146	-	1.35	to	1.65	(44.50)	to	(44.33)

 SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
MCC
2012	11,724,482	$ 8.7443	to	$ 10.8285	$106,744,410	-%	0.65%	to	2.35%	8.50%	to	10.40%
2011	13,269,893	8.0594	to	9.8089	110,566,702	-	0.65	to	2.35	(14.18)	to	(12.68)
2010	14,342,386	9.3906	to	9.7833	138,265,475	-	1.30	to	2.35	2.84	to	15.60
2009	16,190,984	8.2105	to	8.4629	135,548,553	-	1.30	to	2.35	23.82	to	25.15
2008	16,749,454	6.6062	to	6.7622	112,464,281	-	1.30	to	2.55	(45.21)	to	(44.50)
NNG
2012	2,170	12.2809	to	12.3786	26,696	0.74	1.65	to	1.75	10.26	to	10.38
2011	2,170	11.1378	to	11.2150	24,200	0.09	1.65	to	1.75	(4.34)	to	(4.24)
2010	11,218	11.5747	to	11.7119	130,018	0.12	1.65	to	1.85	19.30	to	19.54
2009	11,706	9.7021	to	9.7495	113,666	0.65	1.75	to	1.85	24.32	to	24.45
2008	22,574	7.8041	to	7.8343	176,374	0.27	1.75	to	1.85	(40.57)	to	(40.51)
CMG
2012	2,686,650	10.4998	to	11.9139	29,316,702	0.48	0.65	to	2.30	9.33	to	11.18
2011	2,948,066	9.6039	to	10.7156	29,170,579	0.09	0.65	to	2.30	(5.06)	to	(3.46)
2010	2,712,649	10.1161	to	10.4978	28,087,424	0.05	1.35	to	2.30	0.68	to	19.63
2009	2,630,402	8.5261	to	8.7754	22,841,383	0.26	1.35	to	2.35	23.36	to	24.62
2008	1,610,257	6.9442	to	7.0418	11,258,978	0.04	1.35	to	2.10	(40.87)	to	(40.41)
NMI
2012	801,506	8.8906	to	12.7869	9,865,957	0.91	1.30	to	2.10	15.14	to	16.08
2011	1,007,217	7.7217	to	11.0208	10,671,777	0.82	1.30	to	2.10	(17.94)	to	(17.27)
2010	1,076,458	9.4101	to	13.3287	13,809,157	0.69	1.30	to	2.30	0.50	to	12.25
2009	1,170,771	8.4513	to	11.8797	13,421,698	1.86	1.30	to	2.35	34.70	to	36.15
2008	1,018,267	6.2580	to	8.7297	8,660,311	1.36	1.30	to	2.10	(49.57)	to	(49.16)
CSC
2012	1,184	12.8507	to	13.0562	15,387	0.29	1.65	to	1.85	9.19	to	9.41
2011	1,172	11.7697	to	11.9334	13,935	0.90	1.65	to	1.85	(7.86)	to	(7.68)
2010	1,022	12.7743	to	12.9257	13,175	1.03	1.65	to	1.85	24.13	to	24.38
2009	954	10.3922			9,933	0.93	1.65			22.93
2008	956	8.4535			8,097	0.50	1.65			(29.35)
FVB
2012	7,507,371	11.3885	to	11.9421	87,912,238	1.53	1.30	to	2.10	12.40	to	13.32
2011	7,396,640	10.1324	to	10.5126	76,682,725	1.64	0.65	to	2.10	(5.84)	to	(4.45)
2010	5,329,715	10.6772	to	11.0801	58,332,583	1.60	1.35	to	2.30	1.23	to	16.17
2009	4,620,075	9.2805	to	9.5381	43,671,580	2.27	1.35	to	2.30	35.14	to	36.46
2008	2,412,176	6.8929	to	6.9899	16,761,837	2.12	1.35	to	2.10	(35.54)	to	(35.04)
FL1
2012	20,321,365	10.7657	to	12.2274	226,589,248	1.09	0.65	to	2.35	13.40	to	15.38
2011	22,654,962	9.4938	to	10.5974	221,030,866	0.80	0.65	to	2.35	(5.06)	to	(3.41)
2010	22,219,731	10.0146	to	10.3056	226,649,086	1.05	1.30	to	2.30	1.40	to	15.41
2009	21,371,208	8.7663	to	8.9297	189,572,250	1.53	1.30	to	2.30	32.35	to	33.71
2008	7,352,882	6.6235	to	6.6786	48,955,023	2.15	1.30	to	2.30	(33.77)	to	(33.21)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
F10
2012	453,269	$ 12.1048	to	$ 12.9273	$ 5,687,870	1.64%	1.35%	to	2.25%	9.06%	to	10.07%
2011	472,101	11.0993	to	11.7448	5,402,924	1.69	1.35	to	2.25	(2.66)	to	(1.77)
2010	586,368	11.4029	to	11.9562	6,869,231	1.73	1.35	to	2.25	10.01	to	11.03
2009	790,396	10.3649	to	10.7688	8,368,031	3.25	1.35	to	2.25	21.17	to	22.28
2008	1,173,750	8.5543	to	8.8065	10,204,299	3.71	1.35	to	2.25	(26.86)	to	(26.18)
F15
2012	2,213,373	12.2083	to	13.0854	28,165,613	1.74	1.30	to	2.25	9.37	to	10.44
2011	2,439,910	11.1620	to	11.8482	28,232,570	1.76	1.30	to	2.25	(2.75)	to	(1.81)
2010	2,690,154	11.4777	to	12.0663	31,790,466	2.02	1.30	to	2.25	0.70	to	11.32
2009	2,555,558	10.4105	to	10.8391	27,230,849	4.12	1.30	to	2.25	22.21	to	23.40
2008	1,989,150	8.5186	to	8.7840	17,220,907	2.98	1.30	to	2.25	(28.94)	to	(28.24)
F20
2012	2,941,746	11.9896	to	12.8982	37,000,260	1.71	1.30	to	2.30	10.46	to	11.59
2011	3,280,196	10.8545	to	11.5582	37,084,576	1.83	1.30	to	2.30	(3.51)	to	(2.52)
2010	3,591,134	11.2492	to	11.8574	41,774,592	2.00	1.30	to	2.30	0.77	to	12.84
2009	4,011,350	9.9637	to	10.5078	41,446,559	3.24	1.30	to	2.55	25.27	to	26.88
2008	3,412,422	8.0187	to	8.2819	27,908,761	2.45	1.30	to	2.30	(34.35)	to	(33.68)
FVM
2012	12,996,921	10.8875	to	12.1619	154,665,507	0.38	0.65	to	2.35	11.86	to	13.81
2011	14,937,626	9.5660	to	10.7565	157,792,397	0.02	0.65	to	2.35	(12.94)	to	(11.43)
2010	14,828,391	11.7343	to	12.2246	178,592,880	0.12	1.30	to	2.35	(0.13)	to	26.90
2009	15,498,708	9.3461	to	9.6332	147,656,427	0.48	1.30	to	2.35	36.47	to	37.94
2008	16,082,303	6.8485	to	6.9838	111,490,874	0.25	1.30	to	2.35	(41.03)	to	(40.40)
SGI
2012	37,860,350	11.2791	to	12.5261	464,766,322	0.74	0.65	to	2.55	11.89	to	14.08
2011	42,483,720	9.8870	to	11.0258	461,684,334	1.22	0.65	to	2.35	(8.49)	to	(6.90)
2010	39,232,419	11.4936	to	11.9272	462,402,911	1.98	1.35	to	2.30	1.72	to	17.56
2009	33,258,686	9.8573	to	10.1455	334,386,149	0.68	1.35	to	2.35	17.43	to	18.63
2008	17,385,339	8.4022	to	8.5521	147,791,354	1.76	1.35	to	2.30	(20.70)	to	(19.92)
S17
2012	4,517,904	10.5024	to	10.8955	48,525,970	2.78	1.35	to	2.10	12.90	to	13.77
2011	5,135,868	9.3025	to	9.5769	48,625,842	0.02	1.35	to	2.10	(3.61)	to	(2.87)
2010	5,771,387	9.5951	to	9.8597	56,433,177	2.06	1.35	to	2.30	7.72	to	8.77
2009	6,700,721	8.9075	to	9.0651	60,404,458	2.81	1.35	to	2.30	27.26	to	28.49
2008	4,966,898	6.9997	to	7.0549	34,950,364	5.05	1.35	to	2.30	(30.00)	to	(29.45)
ISC
2012	10,438,756	11.1716	to	11.8550	121,315,834	6.45	1.30	to	2.30	10.05	to	11.18
2011	11,052,281	10.1516	to	10.6628	115,893,306	5.67	0.65	to	2.30	0.03	to	1.72
2010	10,453,432	10.1481	to	10.5514	108,775,441	6.60	1.30	to	2.30	1.33	to	11.21
2009	8,744,128	9.1653	to	9.4879	82,084,273	7.92	1.30	to	2.50	32.21	to	33.83
2008	6,865,436	6.9325	to	7.0894	48,332,687	5.43	1.30	to	2.50	(31.42)	to	(30.57)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
AAZ
2012	219,490	$ 11.3840	to	$ 11.6010	$ 2,515,056	6.87%	0.65%	to	2.10%	10.18%	to	11.83%
2011	129,363	10.3317	to	10.3537	1,338,333	-	1.35	to	2.10	3.32	to	3.54
BBC
2012	12,309	11.7754	to	11.8836	145,875	2.21	1.35	to	2.05	11.85	to	12.65
2011	9,990	10.5283	to	10.5493	105,338	-	1.35	to	2.05	5.28	to	5.49
FVS
2012	1,751,017	12.8507	to	23.4505	39,374,752	0.76	0.65	to	2.50	15.41	to	17.61
2011	2,017,094	10.9261	to	20.0806	38,970,383	0.68	0.65	to	2.50	(6.16)	to	(4.38)
2010	2,184,543	14.4922	to	21.1502	44,583,047	0.79	1.30	to	2.50	1.78	to	26.56
2009	2,176,095	11.5328	to	16.7205	35,186,583	1.64	1.30	to	2.50	25.93	to	27.48
2008	1,779,602	9.1117	to	13.1231	22,554,357	1.14	1.30	to	2.50	(34.70)	to	(33.89)
BBA
2012	50,191	12.7319	to	12.8489	643,132	0.69	1.35	to	2.05	15.83	to	16.66
2011	46,701	10.9918	to	11.0137	514,029	-	-	to	-	9.92	to	10.14
SIC
2012	2,573,447	11.4349	to	13.9072	35,029,483	6.96	0.65	to	2.30	10.15	to	12.02
2011	2,800,517	10.2082	to	12.4669	34,368,378	5.95	0.65	to	2.30	0.22	to	1.91
2010	2,596,931	11.8722	to	12.3200	31,584,484	4.50	1.35	to	2.30	0.71	to	9.42
2009	1,891,057	10.9558	to	11.2596	21,088,738	7.24	1.35	to	2.30	22.86	to	24.05
2008	997,893	8.9508	to	9.0765	8,998,750	6.90	1.35	to	2.10	(13.11)	to	(12.44)
BBB
2012	33,907	11.0868	to	11.1887	378,585	7.29	1.35	to	2.05	10.35	to	11.14
2011	18,795	10.0473	to	10.0673	189,112	-	1.35	to	2.05	0.47	to	0.67
FMS
2012	14,648,890	11.7619	to	16.8490	238,076,966	2.06	0.65	to	2.55	11.32	to	13.50
2011	16,848,114	10.3632	to	14.9512	243,685,985	2.29	0.65	to	2.35	(3.36)	to	(1.68)
2010	18,142,945	11.7357	to	15.3150	269,667,669	1.61	1.30	to	2.35	1.10	to	9.75
2009	18,322,036	10.7695	to	13.9615	248,924,483	2.27	1.30	to	2.35	23.09	to	24.41
2008	10,659,488	8.7183	to	11.2279	116,498,829	3.43	1.30	to	2.35	(38.59)	to	(37.93)
TDM
2012	2,973,922	14.3367	to	15.4232	44,554,239	1.44	1.30	to	2.30	10.55	to	11.68
2011	3,451,536	12.9690	to	13.8097	46,486,794	0.95	1.30	to	2.30	(17.79)	to	(16.95)
2010	3,730,450	15.7752	to	16.6280	60,725,526	1.67	1.30	to	2.30	14.88	to	16.06
2009	4,245,202	13.7314	to	14.3272	59,780,455	4.87	1.30	to	2.30	68.62	to	70.35
2008	6,078,724	8.1300	to	8.4105	50,460,099	2.68	1.30	to	2.35	(53.82)	to	(53.32)
FTI
2012	10,512,459	14.1988	to	19.0405	192,256,195	3.17	1.30	to	2.55	15.20	to	16.69
2011	13,164,270	12.2681	to	16.3841	207,290,349	1.65	1.30	to	2.55	(12.91)	to	(11.79)
2010	15,268,978	14.0221	to	18.6504	273,652,493	1.99	1.30	to	2.55	5.64	to	7.00
2009	17,578,876	13.2120	to	17.5014	295,586,812	3.56	1.30	to	2.55	33.55	to	35.26
2008	22,475,438	9.8476	to	12.9916	280,682,732	2.33	1.30	to	2.55	(41.91)	to	(41.16)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
AAX
2012	372,598	$ 10.9809	to	$ 11.2124	$ 4,125,222	5.80%	0.65%	to	2.25%	12.37%	to	14.22%
2011	31,720	9.7779	to	9.8168	310,599	-	0.65	to	2.05	(2.22)	to	(1.83)
FTG
2012	1,891,734	12.0793	to	17.5958	31,651,870	2.01	1.30	to	2.30	18.27	to	19.49
2011	2,191,897	10.1820	to	14.7339	30,804,560	1.33	1.30	to	2.30	(9.11)	to	(8.18)
2010	2,323,981	11.1685	to	16.0551	35,600,674	1.34	1.30	to	2.30	0.74	to	6.00
2009	2,338,559	10.6117	to	15.1541	33,875,343	3.23	1.30	to	2.30	28.09	to	29.40
2008	2,275,331	8.2593	to	11.7171	25,517,931	1.77	1.30	to	2.35	(43.69)	to	(43.08)
HBF
2012	1,240,009	13.0852	to	13.4560	16,579,285	1.47	1.35	to	2.10	7.20	to	8.02
2011	1,299,312	12.2069	to	12.4569	16,106,376	1.08	1.35	to	2.10	(0.45)	to	0.31
2010	773,084	12.2622	to	12.4184	9,572,118	0.12	1.35	to	2.10	0.75	to	8.95
2009	259,790	11.3416	to	11.3988	2,957,383	0.05	1.35	to	2.10	13.42	to	13.99
HVD
2012	396,553	11.1065	to	11.5427	4,528,237	3.84	1.35	to	2.10	9.11	to	9.95
2011	419,954	10.1789	to	10.4978	4,371,146	3.86	1.35	to	2.10	4.83	to	5.63
2010	381,299	9.7101	to	9.9383	3,761,330	4.58	1.35	to	2.10	0.95	to	13.57
2009	300,219	8.6154	to	8.7509	2,613,269	-	1.35	to	2.10	22.48	to	23.42
2008	116,273	7.0493	to	7.0906	822,517	19.06	1.35	to	1.90	(29.46)	to	(29.06)
HVG
2012	105,576	7.8856	to	8.1111	848,512	0.36	1.35	to	1.90	8.34	to	8.95
2011	109,345	7.2785	to	7.4448	807,966	0.15	1.35	to	1.90	(4.89)	to	(4.36)
2010	105,400	7.6526	to	7.7839	815,820	0.17	1.35	to	1.90	7.78	to	8.38
2009	64,711	7.1003	to	7.1818	462,965	-	1.35	to	1.90	13.76	to	14.40
2008	43,321	6.2416	to	6.2781	271,371	1.69	1.35	to	1.90	(39.09)	to	(38.75)
HVI
2012	113,189	9.1301	to	9.4886	1,062,389	3.72	1.35	to	2.10	8.39	to	9.23
2011	129,405	8.4231	to	8.6870	1,114,733	2.81	1.35	to	2.10	4.82	to	5.62
2010	135,007	8.0357	to	8.2246	1,103,265	2.88	1.35	to	2.10	9.45	to	10.28
2009	122,312	7.3422	to	7.4577	908,107	-	1.35	to	2.10	19.06	to	19.97
2008	71,105	6.1669	to	6.2162	440,962	10.28	1.35	to	2.10	(39.15)	to	(38.68)
HVE
2012	599,889	8.0800	to	8.3974	4,972,427	1.19	1.35	to	2.10	11.63	to	12.49
2011	673,679	7.2383	to	7.4651	4,976,865	1.22	1.35	to	2.10	(13.41)	to	(12.74)
2010	579,008	8.3591	to	8.5555	4,914,149	1.41	1.35	to	2.10	1.46	to	7.71
2009	373,724	7.8201	to	7.9431	2,952,460	0.05	1.35	to	2.10	30.66	to	31.67
2008	153,543	5.9849	to	6.0328	923,861	5.38	1.35	to	2.10	(41.81)	to	(41.36)
HVM
2012	8,808	9.2715	to	9.5366	82,921	0.60	1.35	to	1.90	8.50	to	9.11
2011	8,964	8.5450	to	8.7402	77,544	0.70	1.35	to	1.90	(3.20)	to	(2.66)
2010	5,537	8.8274	to	8.9788	49,237	0.89	1.35	to	1.90	11.95	to	12.58
2009	4,757	7.8852	to	7.9757	37,661	-	1.35	to	1.90	19.55	to	20.22
2008	1,521	6.5957	to	6.6343	10,047	3.05	1.35	to	1.90	(35.17)	to	(34.81)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
HVC
2012	159,752	$ 10.3312	to	$ 10.7368	$ 1,690,777	0.27%	1.35%	to	2.10%	12.17%	to	13.03%
2011	135,012	9.2104	to	9.4989	1,267,264	0.46	1.35	to	2.10	(4.81)	to	(4.08)
2010	131,381	9.6756	to	9.9030	1,289,234	0.67	1.35	to	2.10	1.60	to	21.15
2009	131,703	8.0479	to	8.1744	1,070,309	-	1.35	to	2.10	31.41	to	32.42
2008	64,289	6.1242	to	6.1732	395,811	1.82	1.35	to	2.10	(40.12)	to	(39.66)
HVS
2012	771,336	11.1469	to	11.5843	8,869,495	2.42	1.35	to	2.10	1.17	to	1.95
2011	745,930	11.0178	to	11.3626	8,425,130	2.35	1.35	to	2.10	3.09	to	3.88
2010	462,023	10.6873	to	10.9382	5,028,611	2.59	1.35	to	2.10	0.44	to	3.47
2009	89,657	10.4080	to	10.5713	943,853	-	1.35	to	2.10	3.25	to	4.04
2008	10,776	10.1182	to	10.1611	109,325	9.36	1.35	to	1.75	0.36	to	0.77
HVN
2012	-	-	to	-	-	-	1.35	to	2.10	18.65	to	18.95
2011	64,413	6.1068	to	6.2982	401,560	-	1.35	to	2.10	(14.56)	to	(13.90)
2010	53,652	7.1473	to	7.3153	389,238	0.10	1.35	to	2.10	13.53	to	14.40
2009	52,212	6.2954	to	6.3944	332,142	-	1.35	to	2.10	31.82	to	32.83
2008	36,987	4.7757	to	4.8140	177,544	0.68	1.35	to	2.10	(53.65)	to	(53.30)
HRS
2012	349,676	6.8582	to	7.1067	2,457,433	0.23	1.35	to	2.10	2.13	to	2.92
2011	365,057	6.7150	to	6.9052	2,498,612	0.16	1.35	to	2.10	(11.53)	to	(10.85)
2010	288,049	7.5898	to	7.7455	2,215,321	0.26	1.35	to	2.10	3.59	to	20.50
2009	134,661	6.3466	to	6.4276	861,819	-	1.35	to	2.10	31.91	to	32.92
2008	34,039	4.8112	to	4.8356	164,218	1.41	1.35	to	2.10	(51.89)	to	(51.64)
HVR
2012	155,429	8.7348	to	9.0777	1,394,690	1.64	1.35	to	2.10	4.68	to	5.49
2011	160,878	8.3441	to	8.6054	1,371,418	0.34	1.35	to	2.10	4.60	to	5.40
2010	150,620	7.9771	to	8.1645	1,220,000	1.32	1.35	to	2.10	1.12	to	5.89
2009	75,433	7.5908	to	7.7102	578,764	-	1.35	to	2.10	30.58	to	31.58
2008	22,935	5.8258	to	5.8599	134,085	4.24	1.35	to	1.90	(43.17)	to	(42.85)
HSS
2012	437,852	11.3304	to	11.7752	5,102,981	-	1.35	to	2.10	20.04	to	20.96
2011	519,574	9.4389	to	9.7346	5,015,924	0.02	1.35	to	2.10	(2.99)	to	(2.25)
2010	463,805	9.7297	to	9.9582	4,587,826	0.47	1.35	to	2.10	2.10	to	27.86
2009	320,168	7.6677	to	7.7883	2,481,257	-	1.35	to	2.10	30.16	to	31.16
2008	107,313	5.8910	to	5.9382	635,831	0.64	1.35	to	2.10	(42.47)	to	(42.03)
AI8
2012	16,040	11.5883	to	11.6337	186,262	1.24	1.35	to	1.65	13.34	to	13.69
2011	1,222	10.2183	to	10.2328	12,500	-	1.35	to	1.85	2.18	to	2.33

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
VKC
2012	497,553	$ 12.0090	to	$ 12.7466	$ 6,119,962	0.58%	0.65%	to	2.10%	14.60%	to	16.31%
2011	608,083	10.4786	to	10.9591	6,491,582	0.58	0.65	to	2.10	(1.29)	to	0.17
2010	541,345	10.6152	to	10.8455	5,813,854	0.85	1.35	to	2.10	1.68	to	20.53
2009	286,134	8.8743	to	8.9980	2,559,424	1.10	1.35	to	2.10	36.24	to	37.28
2008	64,684	6.5138	to	6.5544	422,645	0.51	1.35	to	2.10	(34.86)	to	(34.46)
VLC
2012	2,455,811	9.5623	to	10.3003	24,746,978	1.55	1.30	to	2.55	15.88	to	17.37
2011	2,647,256	8.3548	to	8.7759	22,814,813	1.37	1.30	to	2.30	(4.36)	to	(3.38)
2010	2,754,884	8.7353	to	9.0827	24,645,773	0.13	1.30	to	2.30	1.41	to	14.19
2009	2,424,233	7.7727	to	7.9538	19,071,269	4.34	1.30	to	2.10	25.71	to	26.74
2008	1,778,846	6.1599	to	6.2700	11,079,024	1.96	1.35	to	2.30	(37.29)	to	(36.67)
VKU
2012	4,842,609	11.6196	to	12.0545	57,677,285	1.81	0.65	to	2.10	10.02	to	11.65
2011	4,795,893	10.4145	to	10.8734	51,651,570	1.59	0.65	to	2.10	(3.37)	to	(1.94)
2010	2,638,485	10.9300	to	11.1670	29,230,936	1.96	1.35	to	2.10	1.34	to	10.52
2009	2,012,655	9.8917	to	10.1041	20,224,707	2.67	1.35	to	2.50	19.43	to	20.83
2008	521,533	8.2827	to	8.3619	4,349,163	1.79	1.35	to	2.50	(17.17)	to	(16.38)
AAY
2012	858,794	10.2340	to	10.4910	8,892,765	2.33	0.65	to	2.55	2.37	to	4.38
2011	170,792	10.0109	to	10.0506	1,712,175	-	0.65	to	2.05	0.11	to	0.51
AAM
2012	100,716	11.8494	to	11.9582	1,199,600	0.88	1.35	to	2.05	14.86	to	15.69
2011	5,184	10.3278	to	10.3366	53,540	-	1.35	to	1.65	3.28	to	3.37
LRE
2012	5,713,464	10.0366	to	10.9237	61,330,118	1.54	0.65	to	2.35	19.17	to	21.25
2011	6,403,042	8.2773	to	9.0510	57,264,390	2.04	0.65	to	2.35	(19.92)	to	(18.53)
2010	5,546,175	10.8727	to	11.1887	61,493,993	1.38	1.35	to	2.35	2.09	to	21.04
2009	4,250,860	9.0745	to	9.2522	39,060,057	3.64	1.30	to	2.35	65.86	to	67.64
2008	2,539,966	5.4621	to	5.5191	13,975,390	6.16	1.30	to	2.55	(45.38)	to	(44.81)
LA9
2012	2,655,359	13.9651	to	16.9340	40,130,308	-	1.30	to	2.55	11.18	to	12.61
2011	3,079,831	10.2431	to	15.0377	41,524,761	-	0.65	to	2.55	(12.34)	to	(10.63)
2010	3,343,836	14.3291	to	16.9372	50,950,452	-	1.30	to	2.55	0.79	to	21.33
2009	4,131,400	11.9616	to	13.9599	52,098,239	-	1.30	to	2.55	41.84	to	43.66
2008	4,668,640	8.4333	to	9.7176	41,167,153	-	1.30	to	2.55	(39.83)	to	(39.05)
LAV
2012	2,764,087	14.4039	to	15.7255	42,125,655	0.52	1.30	to	2.30	8.03	to	9.14
2011	3,280,677	13.3338	to	14.4163	45,971,939	0.19	1.30	to	2.30	(6.68)	to	(5.73)
2010	3,240,001	14.2886	to	15.3001	48,288,792	0.32	1.30	to	2.30	1.37	to	17.48
2009	3,386,297	12.2869	to	13.0302	43,116,785	0.19	1.30	to	2.35	23.08	to	24.34
2008	2,597,685	9.9573	to	10.4851	26,664,191	0.59	1.30	to	2.35	(30.35)	to	(29.60)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
EGS
2012	-	$ -	to	$ -	$ -	0.05%	1.00%	to	1.85%	13.19%	to	13.81%
2011	9,986,814	5.7827	to	24.9499	125,072,423	0.17	1.00	to	1.85	(2.29)	to	(1.45)
2010	11,164,178	5.9152	to	25.4132	142,268,348	0.09	1.00	to	1.85	13.67	to	14.66
2009	12,612,013	5.2011	to	22.2504	140,984,437	0.28	1.00	to	1.85	35.19	to	36.36
2008	14,615,786	3.8453	to	16.3806	119,597,619	0.25	1.00	to	1.85	(38.50)	to	(37.96)
MFF
2012	-	-	to	-	-	-	1.00	to	2.25	12.71	to	13.62
2011	776,655	9.9684	to	19.4686	9,830,029	-	1.00	to	2.25	(2.92)	to	(0.10)
2010	922,817	11.2140	to	19.8409	12,234,367	-	1.00	to	2.25	12.91	to	14.35
2009	1,079,900	9.8917	to	17.3864	12,532,342	-	1.00	to	2.30	34.29	to	36.08
2008	1,316,168	7.3320	to	12.8024	11,206,403	-	1.00	to	2.30	(38.97)	to	(38.16)
FFL
2012	8,715,181	6.6678	to	28.8924	126,358,221	-	1.00	to	1.85	1.81	to	2.14
TEG
2012	1,067,867	11.4290	to	22.5272	17,349,507	-	1.15	to	2.25	1.57	to	1.99
FFJ
2012	3,355,284	5.2403	to	5.8842	19,045,900	-	1.15	to	1.85	2.92	to	3.19
FFK
2012	3,042,637	7.2567	to	16.5842	41,719,426	-	1.15	to	2.50	2.77	to	4.26
TND
2012	1,253,717	10.5720	to	10.5924	13,270,525	-	0.65	to	2.30	5.72	to	5.92
AAN
2012	85,754,971	10.0069	to	10.7163	907,744,211	0.19	0.65	to	2.55	0.07	to	6.36
2011	228,381	10.0346	to	10.0560	2,295,169	-	1.35	to	2.10	0.35	to	0.56
FFN
2012	21,332,345	10.2959	to	10.3158	219,815,489	-	0.65	to	2.30	2.96	to	3.16
FFO
2012	25,592,147	10.3068	to	10.3219	264,127,204	-	1.30	to	2.55	3.07	to	3.22
FFP
2012	1,256,681	10.3091	to	10.3182	12,962,256	-	1.35	to	2.10	3.09	to	3.18

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
MIT
2012	15,937,014	$ 10.1375	to	$ 36.9102	$ 284,268,803	1.68%	1.15%	to	1.85%	13.23%	to	14.06%
2011	18,480,552	8.9485	to	32.4419	288,462,302	1.86	1.00	to	1.85	0.09	to	0.96
2010	21,182,508	8.9359	to	32.2588	329,127,899	1.82	1.00	to	1.85	14.31	to	15.30
2009	24,500,355	7.8132	to	28.0862	330,454,824	2.37	1.00	to	1.85	22.94	to	24.01
2008	28,659,325	6.3519	to	22.7364	312,978,185	1.52	1.00	to	1.85	(36.16)	to	(35.60)
MFL
2012	7,733,934	11.9588	to	17.9491	121,965,691	1.37	1.00	to	2.55	12.15	to	13.95
2011	9,632,098	10.5865	to	15.7844	134,401,254	1.56	1.00	to	2.55	(0.85)	to	0.72
2010	12,022,072	10.6014	to	15.7028	168,194,841	1.56	1.00	to	2.55	13.16	to	14.96
2009	14,889,009	9.3019	to	13.6875	182,378,997	2.11	1.00	to	2.55	21.81	to	23.75
2008	17,800,165	7.5820	to	11.0833	177,022,413	1.22	1.00	to	2.55	(36.78)	to	(35.77)
BDS
2012	4,392,042	19.3030	to	22.1141	93,350,707	4.92	1.15	to	1.85	9.24	to	10.04
2011	4,609,175	17.6516	to	20.0962	89,181,631	4.84	1.15	to	1.85	4.66	to	5.42
2010	5,106,265	16.8481	to	19.0628	93,795,374	4.34	1.15	to	1.85	8.81	to	9.60
2009	5,384,987	15.4686	to	17.3936	90,448,318	6.48	1.15	to	1.85	25.59	to	26.50
2008	5,203,097	12.3042	to	13.7497	69,202,403	7.02	1.15	to	1.85	(12.19)	to	(11.55)
MF7
2012	9,751,262	11.5089	to	18.4014	166,516,251	4.64	0.65	to	2.55	8.16	to	10.28
2011	9,806,250	10.4364	to	16.7714	153,556,663	4.83	0.65	to	2.50	3.65	to	5.61
2010	9,260,297	11.9321	to	15.9598	138,789,021	3.96	1.15	to	2.50	0.52	to	9.40
2009	6,662,054	10.9792	to	14.5888	91,904,165	5.40	1.15	to	2.50	24.47	to	26.19
2008	4,635,465	8.7578	to	11.6903	51,141,515	6.74	1.00	to	2.50	(13.00)	to	(11.66)
RGS
2012	6,563,929	11.6470	to	18.3649	95,519,770	0.78	1.15	to	1.85	14.30	to	15.13
2011	7,453,731	10.1798	to	15.9514	94,329,872	0.95	1.00	to	1.85	(2.77)	to	(1.93)
2010	8,499,280	10.4589	to	16.2874	109,875,527	1.15	1.00	to	1.85	15.05	to	16.04
2009	9,599,790	9.0816	to	14.0549	107,176,009	1.82	1.00	to	1.85	30.28	to	31.41
2008	11,214,418	6.9635	to	10.7101	95,812,820	0.65	1.00	to	1.85	(39.77)	to	(39.24)
RG1
2012	3,536,923	10.4710	to	19.1846	39,795,981	0.54	0.65	to	2.30	13.55	to	15.48
2011	3,585,793	9.1984	to	16.7056	35,557,705	0.74	0.65	to	2.35	(3.57)	to	(1.89)
2010	3,339,426	9.5576	to	17.1228	34,696,477	0.93	1.10	to	2.30	1.72	to	15.66
2009	3,557,338	8.3649	to	14.8193	32,497,716	1.44	1.10	to	2.30	29.39	to	30.98
2008	2,883,536	6.4648	to	11.3256	21,338,733	0.44	1.00	to	2.30	(40.21)	to	(39.41)
EME
2012	1,170,564	26.8859	to	33.0133	35,575,216	1.10	1.00	to	1.85	16.77	to	17.79
2011	1,418,256	23.0239	to	28.1271	36,670,610	0.53	1.00	to	1.85	(20.04)	to	(19.34)
2010	1,624,680	28.7931	to	34.9969	52,175,479	0.71	1.00	to	1.85	21.46	to	22.51
2009	1,777,211	23.7055	to	28.6673	46,576,034	2.42	1.00	to	1.85	65.46	to	66.90
2008	1,900,227	14.3267	to	17.2377	29,955,875	1.39	1.00	to	1.85	(55.93)	to	(55.54)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
EM1
2012	1,981,331	$ 10.0417	to	$ 37.3877	$ 33,553,289	0.89%	0.65%	to	2.50%	15.62%	to	17.83%
2011	2,229,533	8.5224	to	31.9085	32,459,265	0.35	0.65	to	2.50	(20.75)	to	(19.25)
2010	1,775,371	16.1794	to	39.7356	33,610,615	0.56	1.15	to	2.50	2.77	to	22.05
2009	1,346,721	13.4397	to	32.5736	22,378,471	1.63	1.15	to	2.50	63.92	to	66.19
2008	710,442	8.1987	to	19.6098	8,295,305	1.08	1.15	to	2.50	(56.32)	to	(55.71)
GGS
2012	1,121,650	16.7896	to	24.5777	23,029,564	2.90	1.00	to	1.85	(1.23)	to	(0.37)
2011	1,256,337	16.9987	to	24.7647	26,008,011	2.26	1.00	to	1.85	4.10	to	5.00
2010	1,388,803	16.3289	to	23.6760	27,603,523	-	1.00	to	1.85	2.68	to	3.57
2009	1,514,184	15.9031	to	22.9489	29,279,024	11.75	1.00	to	1.85	2.14	to	3.02
2008	1,783,352	15.5702	to	22.3616	33,534,157	8.21	1.00	to	1.85	8.36	to	9.30
GG1
2012	136,568	14.8332	to	17.6563	2,246,301	2.50	1.15	to	2.05	(1.73)	to	(0.83)
2011	155,653	15.0563	to	17.8579	2,593,778	1.96	1.15	to	2.05	3.58	to	4.53
2010	191,576	14.4984	to	17.1353	3,072,039	-	1.15	to	2.05	2.24	to	3.18
2009	226,268	14.1448	to	16.6581	3,542,610	13.42	1.15	to	2.05	1.65	to	2.58
2008	410,545	13.8804	to	16.2887	6,320,695	7.46	1.15	to	2.05	7.86	to	8.85
GGR
2012	2,365,951	10.7025	to	33.5420	54,517,556	0.72	1.15	to	1.85	17.50	to	18.35
2011	2,773,868	9.1041	to	28.4107	53,695,583	0.68	1.15	to	1.85	(8.11)	to	(7.45)
2010	3,303,954	9.9029	to	30.7722	68,407,784	0.80	1.00	to	1.85	9.74	to	10.69
2009	3,839,286	9.0195	to	27.9081	71,866,959	1.19	1.00	to	1.85	37.23	to	38.42
2008	4,323,307	6.5693	to	20.2403	59,243,931	1.03	1.00	to	1.85	(40.07)	to	(39.55)
GG2
2012	179,854	15.1109	to	21.8117	3,076,199	0.47	1.15	to	2.10	16.97	to	18.11
2011	205,718	12.8853	to	18.4763	3,012,570	0.36	1.15	to	2.10	(8.62)	to	(7.74)
2010	250,738	14.0654	to	20.0359	4,004,065	0.57	1.15	to	2.10	9.19	to	10.25
2009	340,286	12.8483	to	18.1818	4,912,210	0.74	1.15	to	2.10	36.50	to	37.83
2008	440,668	9.3883	to	13.1983	4,602,950	0.76	1.00	to	2.30	(40.48)	to	(39.68)
RES
2012	6,184,482	8.1769	to	27.7289	112,011,193	1.58	1.15	to	1.85	14.64	to	15.48
2011	7,166,923	7.1290	to	24.0719	112,370,557	1.19	1.15	to	1.85	(8.45)	to	(7.79)
2010	8,120,608	7.7831	to	26.1691	138,046,224	1.40	1.15	to	1.85	10.58	to	11.38
2009	9,405,855	7.0348	to	23.5528	143,755,857	1.68	1.15	to	1.85	29.99	to	30.94
2008	11,057,121	5.4090	to	18.0325	129,451,544	0.67	1.15	to	1.85	(37.61)	to	(37.16)
RE1
2012	804,018	11.5821	to	18.2921	11,694,232	1.31	1.15	to	2.25	13.94	to	15.23
2011	969,870	10.1236	to	15.8830	12,311,637	0.87	1.10	to	2.25	(9.09)	to	(8.02)
2010	1,162,208	11.0907	to	17.28610	16,215,376	1.16	1.10	to	2.25	9.89	to	11.18
2009	1,371,905	10.0513	to	15.5629	17,259,114	1.46	1.10	to	2.25	29.06	to	30.57
2008	1,840,427	7.7566	to	11.9309	17,668,776	0.37	1.10	to	2.30	(38.03)	to	(37.27)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
GTR
2012	2,816,638	$ 16.4786	to	$ 32.2897	$ 69,236,431	1.92%	1.15%	to	1.85%	7.52%	to	8.31%
2011	3,221,964	15.3179	to	29.8872	73,752,769	0.96	1.15	to	1.85	(0.33)	to	0.40
2010	3,630,317	15.3603	to	29.8429	83,182,897	0.80	1.15	to	1.85	3.58	to	4.33
2009	4,057,331	14.8223	to	28.6751	89,385,980	8.00	1.15	to	1.85	13.03	to	13.85
2008	4,598,290	13.1070	to	25.2490	89,967,387	5.42	1.15	to	1.85	(16.99)	to	(16.39)
GT2
2012	83,848,269	10.8365	to	19.6683	933,129,242	1.79	0.65	to	2.35	6.68	to	8.55
2011	83,798,499	10.0846	to	18.2205	868,419,521	1.02	0.65	to	2.10	(0.83)	to	0.63
2010	35,771,466	10.2960	to	18.2065	374,030,587	0.33	1.15	to	2.10	0.47	to	4.10
2009	699,643	15.3452	to	17.4988	11,164,168	7.75	1.15	to	2.05	12.42	to	13.46
2008	873,958	13.6216	to	15.4312	12,354,205	5.24	1.15	to	1.85	(17.15)	to	(16.56)
GSS
2012	7,678,114	15.5939	to	25.4107	153,265,951	3.16	1.15	to	1.85	0.62	to	1.36
2011	8,225,599	15.4818	to	25.1330	162,926,999	3.72	1.15	to	1.85	5.42	to	6.18
2010	9,796,211	14.6711	to	23.7279	182,422,116	3.64	1.15	to	1.85	2.81	to	3.56
2009	11,173,460	14.2550	to	22.9687	201,831,819	4.99	1.15	to	1.85	2.56	to	3.31
2008	12,130,442	13.8850	to	22.2887	213,486,283	5.57	1.15	to	1.85	6.53	to	7.31
MFK
2012	27,316,157	10.5561	to	15.0126	365,299,829	2.86	0.65	to	2.55	(0.35)	to	1.60
2011	28,525,248	10.3897	to	15.0863	379,366,472	3.56	0.65	to	2.55	4.39	to	6.42
2010	31,563,214	11.3128	to	14.2266	398,410,866	3.43	1.00	to	2.55	0.13	to	3.45
2009	30,492,655	11.1096	to	13.7522	374,547,282	3.88	1.00	to	2.55	1.57	to	3.19
2008	19,623,926	10.9374	to	13.3271	236,492,256	5.08	1.00	to	2.55	5.53	to	7.21
HYS
2012	4,001,907	17.1657	to	34.5236	91,984,284	6.85	1.00	to	1.85	12.77	to	13.75
2011	4,271,067	15.2218	to	30.4675	87,099,806	8.60	1.00	to	1.85	2.21	to	3.10
2010	4,992,117	14.8922	to	29.6663	99,394,800	9.47	1.00	to	1.85	13.40	to	14.38
2009	5,804,644	13.1329	to	26.0372	100,842,945	10.05	1.00	to	1.85	47.58	to	48.86
2008	6,745,555	8.8989	to	17.5591	78,775,038	9.54	1.00	to	1.85	(30.97)	to	(30.37)
MFC
2012	5,322,383	10.2150	to	20.3768	98,934,341	6.17	0.65	to	2.55	2.15	to	13.21
2011	4,304,415	13.1833	to	18.0081	72,995,788	8.28	1.00	to	2.55	1.22	to	2.83
2010	5,362,310	12.9647	to	17.5485	89,107,908	9.35	1.00	to	2.55	12.44	to	14.22
2009	6,543,484	11.4778	to	15.3945	95,852,231	9.78	1.00	to	2.55	45.89	to	48.21
2008	9,170,448	7.8311	to	10.4078	91,248,270	9.27	1.00	to	2.55	(31.44)	to	(30.35)
IGS
2012	2,783,903	15.4481	to	22.0049	51,736,851	1.00	1.00	to	1.85	17.67	to	18.69
2011	3,253,080	13.1219	to	18.5655	51,034,318	1.09	1.00	to	1.85	(12.54)	to	(11.78)
2010	3,754,249	14.9958	to	21.0746	66,861,752	0.90	1.00	to	1.85	13.03	to	14.01
2009	4,435,831	13.2602	to	18.5107	69,156,837	1.15	1.00	to	1.85	35.51	to	36.68
2008	5,162,799	9.7806	to	13.5618	59,050,183	1.33	1.00	to	1.85	(40.94)	to	(40.43)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
IG1
2012	1,795,206	$ 10.5378	to	$ 25.0992	$ 23,166,934	0.75%	0.65%	to	2.30%	16.78%	to	18.76%
2011	2,183,236	9.0238	to	21.2527	24,149,594	0.90	0.65	to	2.30	(13.15)	to	(11.69)
2010	2,080,737	10.3907	to	24.1998	27,188,090	0.68	1.00	to	2.30	1.39	to	13.72
2009	2,056,727	9.2587	to	21.3236	24,793,740	0.75	1.00	to	2.30	34.52	to	36.31
2008	1,645,540	6.9084	to	15.6748	16,461,538	1.09	1.00	to	2.10	(41.23)	to	(40.56)
MII
2012	1,880,504	18.1128	to	29.2883	44,954,741	1.55	1.15	to	1.85	14.07	to	14.90
2011	2,220,602	15.8711	to	25.5126	46,177,756	1.21	1.15	to	1.85	(3.34)	to	(2.64)
2010	2,607,501	16.4109	to	26.2685	55,418,037	1.64	1.00	to	1.85	7.09	to	8.02
2009	2,987,921	15.3166	to	24.4127	59,014,660	3.33	1.00	to	1.85	23.05	to	24.12
2008	3,503,901	12.4412	to	19.7453	56,116,944	1.05	1.00	to	1.85	(32.68)	to	(32.10)
MI1
2012	13,665,036	10.1927	to	26.0852	146,947,171	1.40	0.65	to	2.35	13.19	to	15.17
2011	16,726,064	9.0046	to	22.7753	158,156,916	1.03	0.65	to	2.35	(4.08)	to	(2.41)
2010	19,684,586	9.3878	to	23.4684	192,674,447	1.41	1.15	to	2.35	0.83	to	7.53
2009	20,061,375	8.8376	to	21.8362	184,184,694	3.25	1.15	to	2.35	22.17	to	23.67
2008	22,385,237	7.2338	to	17.6653	167,431,706	0.93	1.15	to	2.35	(33.19)	to	(32.37)
MIS
2012	27,774,564	7.5228	to	14.0213	323,460,136	0.41	1.00	to	1.85	15.07	to	16.07
2011	31,914,695	6.5343	to	12.0968	321,011,298	0.57	1.00	to	1.85	(1.07)	to	(0.21)
2010	37,078,363	6.6013	to	12.1391	374,470,706	0.31	1.00	to	1.85	11.06	to	12.02
2009	43,349,933	5.9408	to	10.8514	392,101,061	0.81	1.00	to	1.85	3.56	to	38.74
2008	22,457,175	4.3169	to	7.8323	134,937,104	0.63	1.00	to	1.85	(38.38)	to	(37.85)
M1B
2012	3,365,777	11.0856	to	17.6557	45,257,479	0.12	1.00	to	2.55	13.86	to	15.68
2011	4,131,256	9.6664	to	15.2936	48,424,976	0.28	1.00	to	2.55	(1.99)	to	(0.43)
2010	5,348,263	9.7925	to	15.3914	63,674,137	0.10	1.00	to	2.55	9.95	to	11.70
2009	6,755,552	8.8427	to	13.8072	72,529,820	0.56	1.00	to	2.55	36.22	to	38.38
2008	6,598,033	6.4453	to	9.9977	53,180,723	0.34	1.00	to	2.55	(38.96)	to	(37.98)
MCS
2012	-	-	to	-	-	-	1.15	to	1.85	11.24	to	11.75
2011	3,961,768	4.5726	to	5.1023	19,567,887	-	1.15	to	1.85	(7.73)	to	(7.06)
2010	4,670,921	4.9504	to	5.5689	24,915,455	-	1.00	to	1.85	26.86	to	27.96
2009	4,857,853	3.8983	to	4.3522	20,289,951	0.07	1.00	to	1.85	39.68	to	40.89
2008	5,304,731	2.7880	to	3.0536	15,794,789	-	1.15	to	1.85	(52.25)	to	(51.90)
MC1
2012	-	-	to	-	-	-	1.15	to	2.50	10.53	to	11.50
2011	1,221,431	6.3459	to	14.4067	10,728,029	-	1.15	to	2.50	(8.62)	to	(7.36)
2010	1,566,303	6.8986	to	15.5588	15,073,695	-	1.15	to	2.50	25.67	to	27.40
2009	2,023,237	5.4533	to	12.2184	15,620,576	-	1.15	to	2.50	38.38	to	40.29
2008	2,534,232	3.9148	to	8.7136	14,019,215	-	1.00	to	2.50	(52.65)	to	(51.92)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
MMS
2012	6,985,878	$ 9.9804	to	$ 13.6827	$ 85,734,713	-%	1.15%	to	1.85%	(1.86)%	to	(1.14)%
2011	7,697,443	10.1591	to	13.8753	96,023,462	-	1.15	to	1.85	(1.85)	to	(1.13)
2010	9,022,060	10.3396	to	14.0690	113,721,713	-	1.15	to	1.85	(1.85)	to	(1.14)
2009	11,201,129	10.5238	to	14.2660	142,977,635	-	1.15	to	1.85	(1.85)	to	(1.14)
2008	15,465,643	10.7978	to	14.4657	198,802,618	2.02	1.00	to	1.85	0.14	to	1.01
MM1
2012	28,245,079	8.9407	to	10.4335	273,733,380	-	0.65%	to	2.55%	(2.56)	to	(0.08)
2011	12,602,049	9.1760	to	10.5394	123,622,795	-	1.00	to	2.55	(2.54)	to	(1.00)
2010	15,867,217	9.4155	to	10.6456	158,401,447	-	1.00	to	2.55	(2.55)	to	(1.00)
2009	17,825,138	9.6619	to	10.7531	180,844,310	-	1.00	to	2.55	(2.55)	to	(1.00)
2008	22,125,007	9.9147	to	10.8617	228,570,494	1.77	1.00	to	2.55	(0.80)	to	0.78
NWD
2012	3,463,596	11.6471	to	23.6629	57,662,794	-	1.00	to	1.85	18.97	to	20.00
2011	3,937,734	9.7602	to	19.7461	54,685,774	-	1.00	to	1.85	(12.03)	to	(11.27)
2010	4,376,779	11.0608	to	22.2840	69,127,087	-	1.00	to	1.85	34.06	to	35.22
2009	5,216,357	8.2255	to	16.5026	60,742,092	-	1.00	to	1.85	59.95	to	61.33
2008	6,367,778	5.1269	to	10.2431	45,645,465	-	1.00	to	1.85	(40.70)	to	(40.18)
M1A
2012	2,886,757	13.7510	to	23.1232	58,254,104	-	1.00	to	2.55	17.78	to	19.66
2011	3,562,208	11.6151	to	19.3627	60,310,390	-	1.00	to	2.55	(12.83)	to	(11.44)
2010	4,156,401	13.2567	to	21.9094	80,056,321	-	1.00	to	2.55	32.75	to	34.85
2009	5,942,046	9.9357	to	16.2796	85,989,049	-	1.00	to	2.55	58.57	to	61.09
2008	8,571,360	6.2340	to	10.1266	77,933,950	-	1.00	to	2.55	(41.31)	to	(40.37)
RIS
2012	2,040,223	12.4675	to	22.9961	32,226,095	2.15	1.15	to	1.85	14.43	to	15.26
2011	2,377,975	10.8900	to	19.9511	32,506,107	1.99	1.15	to	1.85	(12.53)	to	(11.90)
2010	2,727,635	12.4438	to	22.6449	42,251,199	1.39	1.15	to	1.85	8.58	to	9.37
2009	3,126,123	11.4543	to	20.7048	44,296,413	3.19	1.15	to	1.85	28.51	to	29.45
2008	3,693,283	8.9085	to	15.9949	40,321,119	1.80	1.15	to	1.85	(43.56)	to	(43.14)
RI1
2012	4,445,030	10.6668	to	20.6568	84,955,119	1.94	0.65	to	2.55	13.31	to	15.53
2011	5,379,665	12.5734	to	17.9807	90,237,045	1.71	1.15	to	2.55	(13.33)	to	(12.08)
2010	5,914,182	14.4251	to	20.4619	113,396,073	1.16	1.15	to	2.55	0.36	to	9.07
2009	6,716,956	13.3402	to	18.7700	118,436,542	3.05	1.15	to	2.55	27.17	to	29.00
2008	7,836,028	10.4310	to	14.5578	107,197,293	1.49	1.00	to	2.55	(44.07)	to	(43.17)
SIS
2012	2,221,728	17.3996	to	19.5370	41,521,964	5.37	1.15%	to	1.85	8.37	to	9.16
2011	2,148,862	16.0481	to	17.8981	36,916,404	5.73	1.15	to	1.85	2.74	to	3.48
2010	2,344,628	15.6123	to	17.2956	39,058,974	5.39	1.15	to	1.85	8.23	to	9.01
2009	2,519,695	14.4181	to	15.8656	38,612,559	10.27	1.15	to	1.85	25.32	to	26.23
2008	2,463,406	11.4995	to	12.5692	29,958,353	8.29	1.15	to	1.85	(14.66)	to	(14.04)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
SI1
2012	494,514	$ 15.6190	to	$ 18.0370	$ 8,481,632	5.10%	1.15%	to	2.30%	7.74%	to	9.02%
2011	636,505	14.4966	to	16.5451	10,019,560	5.49	1.15	to	2.30	1.91	to	3.11
2010	683,470	14.2245	to	16.0462	10,489,949	5.17	1.15	to	2.30	7.52	to	8.78
2009	785,460	13.2301	to	14.7509	11,155,167	10.70	1.15	to	2.30	24.32	to	25.78
2008	956,921	10.6423	to	11.7277	10,869,245	8.07	1.15	to	2.30	(15.21)	to	(14.21)
TEC
2012	2,237,212	5.3448	to	6.2552	13,006,405	-	1.15	to	1.85	12.46	to	13.29
2011	2,826,156	4.7476	to	5.5223	14,582,085	-	1.15	to	1.85	(0.70)	to	0.02
2010	160,111	10.4740	to	23.5955	1,776,216	-	1.15	to	1.85	18.00	to	18.84
2009	187,530	8.8766	to	19.8656	1,773,079	-	1.15	to	1.85	73.17	to	74.41
2008	183,490	5.1259	to	11.3963	989,205	-	1.15	to	1.85	(52.00)	to	(51.66)
TE1
2012	97,822	11.6499	to	26.5938	1,233,938	-	1.15	to	1.85	12.14	to	12.94
2011	130,600	10.3887	to	23.5580	1,456,301	-	1.15	to	1.85	(0.81)	to	(0.11)
2010	160,111	10.4740	to	23.5955	1,776,216	-	1.15	to	1.85	18.00	to	18.84
2009	187,530	8.8766	to	19.8656	1,773,079	-	1.15	to	1.85	73.17	to	74.41
2008	183,490	5.1259	to	11.3963	989,205	-	1.15	to	1.85	(52.00)	to	(51.66)
TRS
2012	17,540,875	14.4819	to	37.7417	436,066,585	2.59	1.15	to	1.85	9.27	to	10.07
2011	19,776,275	13.2398	to	34.3749	447,577,850	2.66	1.15	to	1.85	0.04	to	0.77
2010	22,491,979	13.2205	to	34.1964	506,544,820	2.81	1.15	to	1.85	7.93	to	8.72
2009	25,748,066	12.2364	to	31.5325	535,058,547	3.94	1.15	to	1.85	15.91	to	16.75
2008	29,892,193	10.5464	to	27.0755	537,334,088	3.47	1.15	to	1.85	(23.01)	to	(22.45)
MFJ
2012	38,375,398	11.5397	to	16.5688	595,106,199	2.31	0.65	to	2.55	8.17	to	10.29
2011	45,326,523	10.4630	to	15.1069	643,062,830	2.38	0.65	to	2.55	(0.93)	to	1.00
2010	51,225,040	11.6925	to	15.0409	724,908,318	2.57	1.00	to	2.55	1.01	to	8.59
2009	56,778,902	10.8771	to	13.8787	743,138,623	3.49	1.00	to	2.55	14.80	to	16.63
2008	53,879,494	9.4214	to	11.9241	605,101,294	3.15	1.00	to	2.55	(23.74)	to	(22.52)
UTS
2012	4,597,504	18.8620	to	60.8539	150,920,550	4.62	1.15	to	1.85	12.03	to	12.85
2011	5,272,233	16.8280	to	54.0596	153,739,354	3.42	1.15	to	1.85	5.14	to	5.91
2010	6,010,069	15.9966	to	51.1708	165,648,150	3.28	1.15	to	1.85	11.80	to	12.61
2009	7,070,735	14.3014	to	45.5539	173,124,755	5.05	1.15	to	1.85	30.91	to	31.86
2008	8,400,706	10.9193	to	34.6333	155,230,961	1.91	1.15	to	1.85	(38.23)	to	(37.78)
MFE
2012	2,966,844	12.6267	to	39.7482	106,106,149	4.40	0.65	to	2.35	11.23	to	13.18
2011	3,652,256	11.1565	to	35.3163	116,649,151	3.23	0.65	to	2.35	4.33	to	6.15
2010	3,706,532	18.9809	to	33.4566	111,476,038	3.08	1.00	to	2.35	0.98	to	12.47
2009	3,827,620	17.0227	to	29.8078	101,639,771	4.55	1.00	to	2.35	29.97	to	31.77
2008	3,731,129	13.0308	to	22.6677	72,955,216	1.66	1.00	to	2.35	(38.74)	to	(37.88)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
MVS
2012	5,477,388	$ 14.8015	to	$ 21.3937	$ 104,795,200	1.84%	1.15%	to	1.85%	14.06%	to	14.89%
2011	6,332,031	12.9442	to	18.6211	105,498,403	1.62	1.15	to	1.85	(1.85)	to	(1.13)
2010	7,251,195	13.1542	to	18.8348	122,377,852	1.43	1.15	to	1.85	9.45	to	10.24
2009	8,202,606	11.9883	to	17.0851	125,753,509	1.84	1.15	to	1.85	18.26	to	19.12
2008	9,654,222	9.9861	to	14.3424	124,630,580	1.92	1.15	to	1.85	(33.90)	to	(33.41)
MV1
2012	10,162,634	12.2213	to	19.2092	178,140,581	1.58	0.65	to	2.50	13.06	to	15.21
2011	12,369,770	10.6076	to	16.7661	189,800,608	1.36	0.65	to	2.50	(2.78)	to	(0.93)
2010	14,050,600	12.4122	to	17.0183	219,524,012	1.21	1.00	to	2.50	1.46	to	10.11
2009	15,232,380	11.3930	to	15.4866	216,431,676	1.61	1.00	to	2.50	17.29	to	19.10
2008	13,424,854	9.6688	to	13.0299	159,243,510	1.45	1.00	to	2.55	(34.59)	to	(33.54)
VSC
2012	10,479,693	9.7321	to	12.0077	107,498,309	0.35	0.65	to	2.55	11.46	to	13.65
2011	12,024,401	8.8182	to	10.5658	109,689,042	0.23	0.65	to	2.35	(7.32)	to	(5.71)
2010	12,976,175	9.5147	to	9.9126	126,734,777	0.12	1.30	to	2.35	1.49	to	22.46
2009	15,857,749	7.8530	to	8.0945	126,954,591	0.06	1.30	to	2.35	33.29	to	34.72
2008	18,181,464	5.8697	to	6.0083	108,453,439	0.02	1.30	to	2.55	(39.72)	to	(38.95)
6XX
2012	68,401,135	11.0351	to	13.4043	905,908,146	2.64	0.65	to	2.55	5.93	to	8.01
2011	71,730,436	10.2172	to	12.4992	888,251,353	1.27	0.65	to	2.55	(1.93)	to	(0.02)
2010	56,794,830	12.3121	to	12.5907	710,247,154	1.32	1.35	to	2.35	0.66	to	8.16
2009	29,850,497	11.4993	to	11.6404	346,182,096	0.04	1.35	to	2.35	16.42	to	17.61
2008	3,332,280	9.8788	to	9.8977	32,962,278	-	1.35	to	2.30	(1.21)	to	(1.02)
SC3
2012	187,171	16.9055	to	21.3719	3,725,321	1.04	1.35	to	2.55	26.70	to	28.27
2011	253,031	13.3426	to	16.7212	3,946,846	6.77	1.35	to	2.55	(9.94)	to	(8.84)
2010	320,946	14.8160	to	18.4073	5,520,469	11.07	1.35	to	2.55	12.34	to	13.73
2009	423,229	13.1880	to	16.2432	6,441,422	3.54	1.35	to	2.55	26.77	to	28.33
2008	536,020	10.4035	to	12.7026	6,378,152	2.15	1.35	to	2.55	(46.15)	to	(45.48)
SRE
2012	7,508,053	11.8471	to	14.4322	105,024,241	0.70	0.65	to	2.55	26.25	to	28.72
2011	9,929,655	9.2038	to	11.2921	108,995,302	6.03	0.65	to	2.55	(10.09)	to	(8.34)
2010	10,929,593	11.3996	to	12.4068	132,272,111	10.38	1.30	to	2.55	2.60	to	13.45
2009	12,079,423	10.1769	to	10.9415	129,349,823	3.06	1.30	to	2.55	26.51	to	28.14
2008	14,063,340	8.0442	to	8.5432	117,968,404	1.95	1.30	to	2.55	(46.31)	to	(45.61)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
8XX
2012	34,834,038	$ 11.2501	to	$ 15.0481	$ 517,571,863	2.34%	0.65%	to	2.30%	9.80%	to	11.66%
2011	37,705,543	10.0750	to	13.5723	506,828,400	1.57	0.65	to	2.30	(6.11)	to	(4.53)
2010	38,504,662	14.0152	to	14.3163	547,564,582	1.34	1.35	to	2.30	1.11	to	12.08
2009	33,055,520	12.6336	to	12.7730	420,654,948	0.03	1.35	to	2.25	23.90	to	25.04
2008	3,096,720	10.2006	to	10.2150	31,612,159	-	1.35	to	2.05	2.01	to	2.15
5XX
2012	21,679,451	11.4363	to	13.2504	283,700,615	0.79	0.65	to	2.35	4.88	to	6.72
2011	21,180,067	10.7163	to	12.5047	262,236,569	2.01	0.65	to	2.30	9.16	to	10.99
2010	13,213,863	11.0947	to	11.3458	148,879,348	0.99	1.35	to	2.35	0.33	to	3.49
2009	6,788,906	10.8299	to	10.9627	74,125,443	1.73	1.35	to	2.35	5.81	to	6.89
2008	260,820	10.2403	to	10.2557	2,673,696	0.63	1.35	to	2.10	2.40	to	2.56
SDC
2012	45,178,189	9.9464	to	10.5758	468,269,992	1.15	1.30	to	2.55	(0.38)	to	0.91
2011	50,037,729	9.9840	to	10.4806	516,137,066	1.18	1.30	to	2.55	(2.03)	to	(0.78)
2010	61,117,799	10.1910	to	10.5627	638,001,577	1.51	1.30	to	2.55	(0.20)	to	1.08
2009	64,647,414	10.2112	to	10.4496	670,446,089	1.95	1.30	to	2.55	1.13	to	2.43
2008	3,609,661	10.0968	to	10.2017	36,702,316	2.00	1.30	to	2.55	0.97	to	2.02
S15
2012	16,475,522	10.0204	to	10.4153	169,107,917	0.92	0.65	to	2.10	(0.15)	to	1.34
2011	17,502,438	9.8879	to	10.3509	178,971,071	0.93	0.65	to	2.10	(1.92)	to	(0.48)
2010	13,481,729	10.2516	to	10.4739	139,938,767	1.22	1.35	to	2.10	0.01	to	0.78
2009	9,776,996	10.2503	to	10.3929	101,017,700	1.78	1.35	to	2.10	1.35	to	2.12
2008	5,738,613	10.1141	to	10.1769	58,238,982	1.67	1.35	to	2.10	1.14	to	1.77
SGC
2012	4,163,118	11.5464	to	12.2773	50,057,208	1.03	1.30	to	2.55	13.40	to	14.86
2011	4,999,791	10.1822	to	10.6890	52,578,640	1.02	1.30	to	2.55	(0.14)	to	1.14
2010	6,122,866	10.1961	to	10.5682	63,936,768	-	1.30	to	2.55	19.02	to	20.54
2009	7,455,297	8.5669	to	8.7673	64,864,952	1.22	1.30	to	2.55	22.48	to	24.05
2008	215,255	7.0092	to	7.0676	1,517,022	2.11	1.30	to	2.30	(29.91)	to	(29.32)
S13
2012	2,464,431	11.6525	to	12.7888	29,350,708	0.82	0.65	to	2.10	13.57	to	15.26
2011	2,669,109	10.2605	to	11.0959	27,863,552	0.85	0.65	to	2.10	0.19	to	1.67
2010	2,387,778	10.2409	to	10.4631	24,767,620	-	1.35	to	2.10	1.52	to	19.98
2009	2,035,236	8.6010	to	8.7209	17,646,515	1.35	1.35	to	2.10	22.75	to	23.69
2008	461,987	7.0070	to	7.0506	3,248,365	1.40	1.35	to	2.10	(29.93)	to	(29.49)
7XX
2012	130,451,076	11.1157	to	14.3300	1,847,638,432	2.34	0.65	to	2.35	7.79	to	9.67
2011	132,031,901	10.1353	to	13.1593	1,721,386,983	1.19	0.65	to	2.35	(4.11)	to	(2.45)
2010	100,466,095	13.2989	to	13.5846	1,355,951,680	0.99	1.35	to	2.30	0.96	to	10.31
2009	43,431,451	12.1726	to	12.3144	532,922,757	0.03	1.35	to	2.30	20.80	to	21.98
2008	3,745,513	10.0806	to	10.0958	37,790,183	-	1.35	to	2.10	0.81	to	0.96

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
2XX
2012	774,792	$ 11.4339	to	$ 14.3234	$ 10,950,659	-%	0.65%	to	2.10%	7.29%	to	8.88%
2011	837,562	10.5009	to	13.2484	10,975,717	0.43	0.65	to	2.10	(8.46)	to	(7.11)
2010	809,572	14.1248	to	14.3637	11,548,624	-	1.35	to	2.10	1.08	to	19.70
2009	525,999	11.8545	to	12.0001	6,287,736	0.46	1.35	to	2.35	27.01	to	28.31
2008	22,414	9.3391	to	9.3523	209,422	0.22	1.35	to	2.05	(6.61)	to	(6.48)
AAW
2012	66,327	10.2694	to	10.3639	684,152	-	1.35	to	2.05	11.70	to	12.51
2011	2,558	9.2014	to	9.2119	23,549	-	1.35	to	1.75	(7.99)	to	(7.88)
VKM
2012	1,086,854	12.0317	to	12.4822	13,335,284	-	1.35	to	2.10	6.20	to	7.02
2011	1,270,344	11.2415	to	11.6637	14,623,674	0.23	1.35	to	2.30	(9.31)	to	(8.43)
2010	1,156,849	12.4665	to	12.7369	14,589,309	-	1.35	to	2.10	0.48	to	30.49
2009	926,271	9.6270	to	9.7612	8,989,304	-	1.35	to	2.10	54.06	to	55.24
2008	99,801	6.2488	to	6.2877	626,133	0.54	1.35	to	2.10	(37.51)	to	(37.12)
OBV
2012	1,556,840	8.0088	to	8.3981	12,783,812	1.20	1.30	to	2.10	9.74	to	10.64
2011	1,674,843	7.2981	to	7.5719	12,476,713	2.09	1.35	to	2.10	(1.72)	to	(0.97)
2010	1,744,434	7.4258	to	7.6460	13,178,352	1.20	1.35	to	2.10	10.31	to	11.16
2009	1,891,259	6.7316	to	6.8786	12,895,821	-	1.35	to	2.10	19.05	to	19.96
2008	626,984	5.6546	to	5.7342	3,574,079	1.96	1.35	to	2.10	(44.81)	to	(44.38)
OCA
2012	1,492,800	11.8246	to	16.2632	22,858,138	0.40	0.65	to	2.55	10.89	to	13.06
2011	1,706,163	10.5815	to	14.4868	23,384,048	0.11	0.65	to	2.55	(3.88)	to	(2.01)
2010	1,870,731	10.9252	to	14.8892	26,312,656	-	1.30	to	2.55	0.50	to	7.73
2009	2,138,568	10.0820	to	13.8285	27,945,879	0.01	1.30	to	2.55	40.48	to	42.28
2008	2,290,263	7.1367	to	9.7242	21,043,470	-	1.30	to	2.55	(47.05)	to	(46.37)
OGG
2012	1,669,066	11.6489	to	16.7986	27,011,227	1.95	0.65	to	2.30	18.16	to	20.16
2011	2,105,725	9.6945	to	14.0727	28,580,499	1.05	0.65	to	2.30	(10.63)	to	(9.12)
2010	2,177,497	14.4679	to	15.5868	32,916,492	1.21	1.30	to	2.30	0.50	to	14.20
2009	2,283,843	12.7984	to	13.6487	30,325,737	1.94	1.30	to	2.30	36.15	to	37.54
2008	2,451,893	9.4003	to	9.9232	23,751,907	1.28	1.30	to	2.30	(41.71)	to	(41.11)
OMG
2012	22,420,942	12.5260	to	16.3438	346,551,891	0.65	1.30	to	2.55	13.62	to	15.09
2011	27,952,286	10.9734	to	14.2086	377,082,799	0.60	1.30	to	2.55	(2.85)	to	(1.61)
2010	34,219,506	11.2437	to	14.4482	470,911,158	0.93	1.30	to	2.55	12.87	to	14.32
2009	40,927,550	9.9155	to	12.6447	494,644,467	1.66	1.30	to	2.55	24.73	to	26.33
2008	48,485,735	7.9130	to	10.0143	465,958,080	1.23	1.30	to	2.55	(40.20)	to	(39.43)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
OMS
2012	385,170	$ 16.2044	to	$ 22.6169	$ 8,255,859	0.32%	1.30%	to	2.30%	14.95%	to	16.13%
2011	448,379	13.7877	to	19.4849	8,319,941	0.42	1.30	to	2.30	(4.62)	to	(3.65)
2010	596,815	14.3827	to	20.2332	11,503,067	0.41	1.30	to	2.30	20.23	to	21.46
2009	678,635	11.9020	to	16.6671	10,851,459	0.65	1.30	to	2.30	33.73	to	35.10
2008	760,213	8.8544	to	12.3428	9,053,263	0.28	1.30	to	2.30	(39.44)	to	(38.81)
AAQ
2012	3,537	10.9583	to	10.9583	38,756	0.47	1.35	to	1.35	8.28	to	8.28
2011	7,060	10.1102	to	10.1202	71,413	-	1.35	to	1.70	1.10	to	1.20
PRA
2012	1,672,848	13.0886	to	14.2893	23,316,562	6.80	1.35	to	2.55	12.00	to	13.39
2011	447,883	11.8723	to	12.6023	5,491,304	6.94	1.35	to	2.30	(0.38)	to	0.58
2010	457,711	11.9181	to	12.5294	5,600,897	7.57	1.35	to	2.30	10.49	to	11.57
2009	380,342	10.7865	to	11.2306	4,188,531	7.02	1.35	to	2.30	18.78	to	19.93
2008	411,581	9.1402	to	9.3641	3,799,922	6.07	1.35	to	2.10	(17.62)	to	(16.98)
AAP
2012	1,970,809	11.2091	to	11.4228	22,244,284	5.61	0.65	to	2.10	12.38	to	14.06
2011	763,861	9.9739	to	10.0150	7,630,325	6.79	0.65	to	2.10	(0.26)	to	0.15
BBD
2012	123,399	9.3588	to	9.5310	1,163,627	2.52	0.65	to	2.05	2.96	to	4.44
2011	62,501	9.0900	to	9.1261	569,007	6.68	0.65	to	2.05	(9.10)	to	(8.74)
PCR
2012	6,600,955	10.0337	to	10.8339	69,673,586	2.78	0.65	to	2.35	2.90	to	4.70
2011	7,266,721	9.7508	to	10.4158	73,969,457	14.31	0.65	to	2.35	(9.73)	to	(8.16)
2010	6,649,829	10.8013	to	11.4155	74,448,884	15.26	1.30	to	2.35	4.75	to	22.91
2009	6,636,017	8.8825	to	9.2879	60,651,115	6.19	1.30	to	2.35	38.20	to	39.69
2008	5,813,511	6.3854	to	6.6490	38,163,263	6.32	1.30	to	2.55	(45.23)	to	(44.52)
PMB
2012	954,608	11.9580	to	30.1155	27,021,992	4.93	0.65	to	2.30	15.18	to	17.13
2011	1,020,777	10.2089	to	25.8937	25,025,685	5.32	0.65	to	2.30	3.89	to	5.64
2010	1,018,985	15.5140	to	24.6843	24,113,288	4.90	1.30	to	2.30	(0.27)	to	10.71
2009	763,094	14.1130	to	22.3073	16,175,720	5.93	1.30	to	2.30	27.59	to	28.89
2008	593,875	11.0277	to	17.3159	9,715,387	6.51	1.30	to	2.15	(16.44)	to	(15.71)
BBE
2012	55,383	11.6001	to	11.7144	647,237	4.86	1.35	to	2.10	15.30	to	16.19
2011	41,476	10.0609	to	10.0824	417,873	0.68	1.35	to	2.10	0.61	to	0.82

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
6TT
2012	90,852,198	$ 10.7422	to	$ 12.2009	$1,098,153,881	3.19%	0.65%	to	2.25%	6.31%	to	8.06%
2011	92,518,029	9.9407	to	11.3711	1,044,595,551	1.81	0.65	to	2.25	(4.00)	to	(2.44)
2010	52,768,623	11.5909	to	11.7375	616,967,109	4.55	1.35	to	2.25	1.27	to	9.84
2009	2,068,926	10.6560	to	10.6863	22,080,454	1.16	1.35	to	2.10	6.56	to	6.86
PRR
2012	5,645,895	14.6029	to	17.9528	97,276,054	1.08	1.30	to	2.35	6.19	to	7.34
2011	6,421,218	13.6738	to	16.7335	103,470,424	2.14	1.30	to	2.35	9.06	to	10.23
2010	8,101,705	12.4675	to	15.1880	118,890,037	1.45	1.30	to	2.35	5.57	to	6.71
2009	8,961,667	11.6153	to	14.2408	123,731,443	3.07	1.30	to	2.35	15.61	to	16.86
2008	9,486,271	10.1007	to	12.1928	112,568,613	3.52	1.30	to	2.55	(9.43)	to	(8.27)
PTR
2012	20,657,880	14.0524	to	16.9837	338,090,727	2.57	1.30	to	2.55	6.79	to	8.17
2011	24,120,523	13.1584	to	15.7088	366,194,416	2.61	1.30	to	2.55	0.98	to	2.27
2010	28,187,212	13.0311	to	15.3681	420,201,410	2.41	1.30	to	2.55	5.36	to	6.71
2009	29,012,388	12.3681	to	14.4089	406,911,559	5.19	1.30	to	2.55	11.16	to	12.59
2008	26,948,277	11.1260	to	12.8042	337,147,301	4.48	1.30	to	2.55	2.12	to	3.44
AAR
2012	687,110	10.2416	to	10.3425	7,077,333	-	1.35	to	2.10	2.17	to	2.95
2011	222,829	10.0243	to	10.0457	2,236,443	-	1.35	to	2.10	0.24	to	0.46
AAS
2012	212,723	12.4677	to	12.6236	2,672,455	1.41	1.35	to	2.30	16.55	to	17.69
2011	24,071	10.7052	to	10.7266	257,899	-	1.35	to	2.05	7.05	to	7.27
3XX
2012	-	-	to	-	-	6.91	1.35	to	2.10	8.59	to	9.37
2011	358,397	9.7487	to	9.9895	3,542,567	2.32	1.35	to	2.10	(18.21)	to	(17.59)
2010	242,013	11.9196	to	12.1212	2,915,660	0.01	1.35	to	2.10	2.33	to	3.11
2009	135,214	11.6483	to	11.7554	1,584,405	4.28	1.35	to	2.10	26.54	to	27.51
2008	7,549	9.2051	to	9.2190	69,521	0.25	1.35	to	2.10	(7.95)	to	(7.81)
SBI
2012	-	-	to	-	-	5.92	0.65	to	2.30	11.03	to	12.79
2011	492,505	8.5574	to	8.7044	4,250,461	0.02	0.65	to	2.25	(14.66)	to	(13.26)
2010	107	10.0305	to	10.0305	1,073	-	1.65	to	-	0.30 to 0.00
SSA
2012	-	-	to	-	-	3.25	0.65	to	2.30	10.93	to	12.69
2011	2,632,636	9.3802	to	10.9384	26,193,175	0.72	0.65	to	2.30	(1.15)	to	0.52
2010	1,555,115	9.4891	to	10.7582	15,434,805	-	1.30	to	2.30	1.39	to	14.94
2009	1,251,695	8.3399	to	9.3596	10,849,906	0.97	1.30	to	2.30	18.07	to	19.28
2008	645,382	7.0636	to	7.8469	4,695,884	0.39	1.30	to	2.30	(38.60)	to	(37.97)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
SVV
2012	-	$ -	to	$ -	$ -	1.24%	0.65%	to	2.30%	8.14%	to	9.86%
2011	25,668,113	8.2963	to	10.3275	219,794,746	0.65	0.65	to	2.30	(6.22)	to	(4.64)
2010	27,094,644	8.8470	to	9.1989	245,751,191	0.24	1.30	to	2.30	1.24	to	11.21
2009	26,677,319	8.0247	to	8.2714	218,376,327	0.18	1.30	to	2.35	25.99	to	27.34
2008	12,154,042	6.3694	to	6.4953	78,407,076	0.77	1.30	to	2.35	(39.39)	to	(38.74)
1XX
2012	-	-	to	-	-	-	0.65	to	2.30	11.71	to	13.48
2011	860,442	11.0483	to	14.1528	12,044,289	-	0.65	to	2.25	(3.42)	to	(1.84)
2010	690,018	14.2309	to	14.5204	9,947,413	-	1.35	to	2.25	1.09	to	24.16
2009	505,244	11.5527	to	11.6946	5,885,588	-	1.35	to	2.35	28.30	to	29.61
2008	46,329	9.0099	to	9.0227	417,717	-	1.35	to	2.05	(9.90)	to	(9.77)
SLC
2012	-	-	to	-	-	1.58	1.30	to	2.55	8.18	to	9.49
2011	32,153,502	8.6350	to	9.0649	286,911,643	0.63	1.30	to	2.55	(8.54)	to	(7.37)
2010	37,839,785	9.4413	to	9.7860	365,984,873	-	1.30	to	2.55	14.20	to	15.66
2009	44,880,071	8.2672	to	8.4607	376,858,237	0.68	1.30	to	2.55	14.84	to	16.31
S12
2012	-	-	to	-	-	1.14	1.35	to	2.10	8.36	to	9.14
2011	1,500,444	8.6961	to	8.9528	13,280,139	0.41	1.35	to	2.10	(8.36)	to	(7.66)
2010	1,310,468	9.4899	to	9.6958	12,595,699	-	1.35	to	2.10	1.96	to	15.36
2009	1,035,946	8.2892	to	8.4047	8,658,196	0.53	1.35	to	2.10	14.94	to	15.82
2008	257,078	7.2115	to	7.2565	1,860,629	1.47	1.35	to	2.10	(27.88)	to	(27.44)
S14
2012	-	-	to	-	-	6.20	0.65	to	2.35	10.57	to	12.38
2011	2,326,972	10.3769	to	12.5235	28,641,325	7.11	0.65	to	2.35	1.58	to	3.35
2010	2,507,888	11.8365	to	12.1976	30,197,858	7.11	1.30	to	2.35	0.56	to	10.96
2009	2,122,320	10.7816	to	10.9924	23,125,087	8.28	1.30	to	2.35	27.37	to	28.74
2008	1,225,378	8.4648	to	8.5386	10,424,727	6.30	1.30	to	2.35	(15.35)	to	(14.61)
4XX
2012	-	-	to	-	-	2.91	0.65	to	2.55	5.28	to	7.21
2011	53,824,196	10.0220	to	12.2353	651,823,271	2.46	0.65	to	2.25	1.03	to	2.68
2010	37,284,808	11.7482	to	12.0005	444,483,583	1.98	1.35	to	2.30	0.47	to	5.83
2009	19,960,844	11.2092	to	11.3398	225,495,970	2.17	1.35	to	2.30	6.13	to	7.16
2008	1,540,689	10.5661	to	10.5820	16,292,247	0.26	1.35	to	2.10	5.66	to	5.82
S16
2012	-	-	to	-	-	0.08	1.35	to	2.35	14.74	to	15.84
2011	3,190,123	10.1503	to	10.5521	33,258,401	-	1.35	to	2.35	(10.19)	to	(9.27)
2010	3,345,323	11.3017	to	11.6302	38,555,488	-	1.35	to	2.35	1.63	to	21.13
2009	4,026,257	9.4258	to	9.6104	38,434,290	0.03	1.30	to	2.35	26.90	to	28.27
2008	3,999,122	7.4152	to	7.4925	29,871,985	0.25	1.30	to	2.55	(25.85)	to	(25.08)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F (REGATTA)
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
LGF
2012	-	$ -	to	$ -	$ -	0.32%	1.35%	to	2.10%	9.67%	to	10.46%
2011	663,785	8.1864	to	8.5485	5,569,702	0.07	1.35	to	2.10	(6.79)	to	(6.08)
2010	569,042	8.7830	to	9.1019	5,093,897	0.05	1.35	to	2.10	0.85	to	17.59
2009	455,382	7.5264	to	7.7405	3,477,756	0.23	1.35	to	2.10	34.20	to	35.23
2008	304,806	5.6083	to	5.7240	1,727,419	-	1.35	to	2.10	(45.48)	to	(45.06)
IGB
2012	-	-	to	-	-	2.16	0.65	to	2.55	3.39	to	5.29
2011	13,453,290	10.4456	to	12.6212	166,269,297	3.37	0.65	to	2.35	4.28	to	6.09
2010	10,165,312	11.1662	to	11.9811	119,314,751	3.25	1.30	to	2.35	0.18	to	6.11
2009	5,428,936	10.6366	to	11.2972	60,077,481	4.11	1.30	to	2.35	17.79	to	19.05
2008	2,115,205	9.0304	to	9.4941	19,711,311	5.41	1.30	to	2.35	(14.75)	to	(13.83)
CMM
2012	-	-	to	-	-	-	0.65	to	2.30	(2.16)	to	(0.61)
2011	14,892,335	9.2761	to	10.3511	150,078,153	-	0.65	to	2.30	(2.29)	to	(0.65)
2010	11,093,798	9.4938	to	10.4923	113,075,492	-	1.30	to	2.30	(2.30)	to	(0.07)
2009	10,657,224	9.7534	to	10.6359	110,636,803	0.01	1.30	to	2.10	(2.09)	to	(1.29)
2008	4,996,815	9.9446	to	10.7798	52,722,915	1.26	1.30	to	2.30	(0.55)	to	0.62
WTF
2012	37,543	13.5845	to	14.3593	525,113	0.37	1.35	to	2.05	16.02	to	16.85
2011	56,247	11.7091	to	12.2887	676,190	2.12	1.35	to	2.05	(19.37)	to	(18.79)
2010	62,686	14.3506	to	15.1320	930,311	0.57	1.35	to	2.25	23.72	to	24.86
2009	93,745	11.5992	to	12.1194	1,117,650	-	1.35	to	2.25	62.45	to	63.94
2008	137,209	7.1403	to	7.3924	1,001,434	-	1.35	to	2.25	(50.22)	to	(49.75)
USC
2012	4,820	13.2981	to	13.7272	64,970	0.32	1.65	to	2.05	17.54	to	18.03
2011	4,964	11.3133	to	11.6306	56,842	-	1.65	to	2.05	(5.47)	to	(5.08)
2010	4,696	11.9677	to	12.2534	56,768	-	1.65	to	2.05	20.83	to	21.32
2009	5,209	9.9049	to	10.1001	52,040	-	1.65	to	2.05	39.31	to	39.88
2008	5,569	7.1099	to	7.2205	39,860	-	1.65	to	2.05	(40.93)	to	(40.69)
AAL
2012	2,389,154	10.8060	to	11.1121	26,148,333	1.41	0.65	to	2.30	3.64	to	5.40
2011	1,392,144	10.4297	to	10.5425	14,584,779	1.53	0.65	to	2.25	4.30	to	5.43

1 Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, which are net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying mutual fund in which the Sub-Accounts invest.

2 Ratio represents the annualized contract expenses of the Sub-Account, consisting primarily of mortality and expense charges and distribution and administrative expense charges. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying mutual fund are excluded.

3 Ratio represents the total return for the year indicated, including changes in value of the underlying mutual fund, and expenses assessed through the reduction of units.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented.

PART C
OTHER INFORMATION

Item 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)	The following Financial Statements are included in the Registration Statement:

A.	Condensed Financial Information - Accumulation Unit Values (Part A)

B.	Financial Statements of the Depositor (Part B)

	1.	Report of Independent Registered Public Accounting Firm;
	2.	Statutory-Basis Statements of Admitted Assets, Liabilities, and Capital Stock and Surplus as of December 31, 2012 and 2011;
	3.	Statutory-Basis Statements of Operations for the Years Ended December 31, 2012, 2011 and 2010;
	4.	Statutory-Basis Statements of Changes in Capital Stock and Surplus for the Years Ended December 31, 2012, 2011 and 2010;
	5.	Statutory-Basis Statements of Cash Flows for the Years Ended December 31, 2012, 2011 and 2010; and
	6.	Notes to Statutory-Basis Financial Statements.

C.	Financial Statements of the Registrant (Part B)

	1.	Report of Independent Registered Public Accounting Firm;
	2.	Statement of Assets and Liabilities, December 31, 2012;
	3.	Statement of Operations, Year Ended December 31, 2012;
	4.	Statements of Changes in Net Assets, Years Ended December 31, 2012 and December 31, 2011; and
	5.	Notes to Financial Statements.

(b)	The following Exhibits are incorporated in the Registration Statement by reference unless otherwise indicated:

(1)
Resolution of Board of Directors of the Depositor dated December 3, 1985 authorizing the establishment of the Registrant (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-37907, filed on October 14, 1997);

(2)	Not Applicable;

(3)(a)
Distribution Agreement between the depositor, Massachusetts Financial Services Company and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(b)(i)
Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4 (File No. 333-83364) filed on or about April 27, 2009);

(3)(b)(ii)
Amendment No. 1 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4 (File No. 333-83364) filed on or about April 27, 2009);

(3)(b)(iii)
Amendment No. 2 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100829, filed on April 30, 2009.)

(3)(b)(iv)
Amendment No. 3 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100829, filed on April 30, 2009.)

(3)(c)(i)
Sales Operations and General Agent Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(c)(ii)
Broker-Dealer Supervisory and Service Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998); and

(3)(c)(iii)	General Agent Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(4)(a)(i)
Flexible Payment Combination Fixed/Variable Group Annuity Contract (MFS Regatta Gold) (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, File No. 33-41628, filed on April 28, 1998);

(4)(a)(ii)
Flexible Payment Combination Fixed/Variable Group Annuity Contract (MFS Regatta Platinum) (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4, File No. 33-41628, filed on March 2, 1998);

(4)(b)(i)
Certificate to be issued in connection with Contract filed as Exhibit 4(a)(i) (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, File No 33-41628, filed on April 28, 1998);

(4)(b)(ii)
Certificate (MFS Regatta Platinum) to be issued in connection with Contract filed as Exhibit 4(a)(ii) (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4, File No. 33-41628, filed on March 2, 1998);

(5)(a)(i)
Application to be used with the annuity contract filed as Exhibit 4(a)(i) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, File No. 33-41628, filed on April 28, 1998);

(5)(a)(ii)
Application to be used with the annuity contract filed as Exhibit 4(a)(ii) (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4, File No. 33-41628, filed on March 2, 1998);

(5)(b)(i)
Application to be used with the Certificate filed as Exhibit 4(b)(i) (Incorporated herein be reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, File No. 33-41628, filed on April 28, 1998);

(5)(b)(ii)
Application to be used with the Certificate filed as Exhibit 4(b)(ii) (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4, File 33-41628, filed on March 2, 1998);

(6)(a)	Certificate of Incorporation of the Depositor (Incorporated herein by reference to Depositor's Form 10-K, File No. 333-82824, filed on March 29, 2004);

(6)(b)	By-Laws of the Depositor, as amended March 19, 2004 (Incorporated herein by reference to Depositor's Form 10-K, File No. 333-82824, filed on March 29, 2004)

(7)	Not Applicable;

(8)(a)
Participation Agreement by and between The Alger American Fund, Sun Life Assurance Company of Canada, and Fred Alger and Company, Incorporated (Incorporated herein by reference to Post Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 33-41628, filed April 26, 1999);

(8)(b)
Participation Agreement dated February 17, 1998 by and between Goldman Sachs Variable, Insurance Trust, Goldman Sachs & Co. and Sun Life Assurance Company of Canada (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 33-41628, filed April 26, 1999);

(8)(c)
Participation Agreement dated April 24, 2009, by and among  Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J. P. Morgan Investment Management Inc., and, JPMorgan Funds Management, Inc. (Incorporated herein by reference to Pre-Effective Amendment No. 1 the Registration Statement on Form N-4, File No. 333-173301, filed on June 8, 2011);

(8)(d)
Amended and Restated Participation Agreement dated September 1, 2004 by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Funds, and Fidelity Distributors Corporation. (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement of on Form N-4, File No. 333-83516, filed on April 26, 2005);

(8)(e)
Participation Agreement dated May 1, 2001 by and among Sun Life Assurance Company of Canada (U.S.), the Depositor, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, File No. 333-82957, filed July 27, 2001);

(8)(f)
Participation Agreement dated February 17, 1998 by and among Sun Life Assurance Company of Canada, AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-82957, filed February 3, 2000);

(8)(g)
Participation Agreement, dated December 10, 2012, by and among MFS Variable Insurance Trusts I, II and III, Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, and Massachusetts Financial Services Company (Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on December 10, 2012);

(9)
Opinion of Counsel and Consent to its use as to the legality of the securities being registered (Incorporated herein by reference to Post-Effective Amendment No. 34 to the Registration Statement of the Registrant on Form N-4, File No. 33-41628, filed on August 17, 2012);

(10)(a)	Consents of Deloitte & Touche LLP;*

(10)(b)	Representation of Counsel Pursuant to Rule 485(b);*

(11)	Not Applicable;

(12)	Not Applicable;

(13)
Schedule for Computation of Performance Quotations (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement of the Registrant on Form N-4, File No. 33-41628, filed on April 29, 1998);

(14)(a)	Powers of Attorney;*

(14)(b)
Resolution of the Board of Directors of the depositor dated April 11, 2013, authorizing the use of powers of attorney for Officer signatures (Incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N-4, File No. 333-83516, filed on April 297, 2013);

(15)	Organizational Chart (Incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N-4, File No. 333-83516, filed on April 29, 2013);

* Filed herewith.

Item 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Positions and Offices With Depositor

Thomas A. Bogart Sun Life Assurance Company of Canada 150 King Street West, SC 114D10 Toronto, Ontario Canada M5H 1J9	Director

Scott M. Davis Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and General Counsel and Director

Colm J. Freyne Sun Life Assurance Company of Canada 150 King Street West Toronto, Ontario Canada M5H 1J9	Director

Larry R. Madge Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director

Kenneth A. McCullum Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and General Manager, Life and Annuities, Inforce Management and Director

Westley V. Thompson Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	President, SLF U.S., and Director and Chairman

Kerri R. Ansello Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Counsel and Secretary

Keith Gubbay Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and Chief Financial Officer and Treasurer

David J. Healy Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President, Sun Life Financial U.S. Operations

Stephen C. Peacher Sun Life Assurance Company of Canada 150 King Street West Toronto, ON M5H 1J9	Executive Vice President and Chief Investment Officer

Fred M. Tavan Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Vice President, Chief Actuary

Sean N. Woodroffe Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Vice President, Human Resources

Item 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of Sun Life Assurance Company of Canada (U.S.), which is ultimately controlled by Sun Life Financial Inc.

The organization chart of Sun Life Financial is incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N-4, File No. 333-83516, filed April 29, 2013.

None of the companies listed in such Exhibit 15 is a subsidiary of the Registrant, therefore the only financial statements being filed are those of Sun Life Assurance Company of Canada (U.S.).

Item 27. NUMBER OF CONTRACT OWNERS

As of February 28, 2013, there were 12,987 qualified and 23,775 non-qualified contract owners.

Item 28. INDEMNIFICATION

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Sun Life Assurance Company of Canada (U.S.), as amended March 19, 2004 (a copy of which as filed as Exhibit 3.2 to Depositor’s Form 10-K, File No. 333-82824, filed on March 29, 2004), provides for the indemnification of directors, officers and employees of Sun Life Assurance Company of Canada (U.S.). Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Assurance Company of Canada (U.S.) pursuant to the certificate of incorporation, by-laws, or otherwise, Sun Life (U.S.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (U.S.) of expenses incurred or paid by a director, officer, controlling person of Sun Life (U.S.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (U.S.) will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

Item 29. PRINCIPAL UNDERWRITERS

(a) Clarendon Insurance Agency, Inc., a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, E, G, I and L, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account and Sun Life (N.Y.) Variable Accounts A, B, C and D.

(b)	Name and Principal	Position and Offices
	Business Address*	with Underwriter

	Kenneth A. McCullum	President and Director
	Larry R. Madge	Director
	Scott M. Davis	Director
	Kerri R. Ansello	Secretary
	Michael S. Bloom	Assistant Secretary
	Paul Finnegan	Anti-Money Laundering Compliance Officer
	Kathleen T. Baron	Chief Compliance Officer
	William T. Evers	Assistant Vice President and Senior Counsel
	Jane F. Jette	Financial/Operations Principal and Treasurer
	Michelle A. Greco	Senior Counsel
	Jie Cheng	Tax Assistant Vice President
	Maryellen Percuoco	Assistant Secretary

*The principal business address of all directors and officers of the principal underwriter is, One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(c) Inapplicable.

Item 30. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by Sun Life Assurance Company of Canada (U.S.), in whole or in part, at its executive office at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, or at the offices of Clarendon Insurance Agency, Inc. at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

Item 31. MANAGEMENT SERVICES

Not Applicable.

Item 32. UNDERTAKINGS

The Registrant hereby undertakes:

(a)
To file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted;

(b)
To include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an Applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information;

(c)	To deliver any Statement of Additional Information and any financial statements required to be made available under SEC Form N-4 promptly upon written or oral request.

(d)
Representation with respect to Section 26(f)(2)(A) of the Investment Company Act of 1940: Sun Life Assurance Company of Canada (U.S.) represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company. The Registrant is relying on the no-action letter issued by the Division of Investment Management of the Securities and Exchange Commission to American Council of Life Insurance, Ref. No. IP-6-88, dated November 28, 1988, the requirements for which have been complied with by the Registrant.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the Town of Wellesley Hills, and Commonwealth of Massachusetts on this 29th day of April, 2013.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
(Registrant)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Depositor)

By: /s/ Westley V. Thompson *
Westley V. Thompson
President, SLF U.S.

*By:	/s/ Kenneth N. Crowley
Kenneth N. Crowley
Senior Counsel

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with the Depositor, Sun Life Assurance Company of Canada (U.S.), and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Westley V. Thompson*	President, SLF U.S. and Director	April 29, 2013
Westley V. Thompson	(Principal Executive Officer)

/s/ Keith Gubbay*	Senior Vice President and Chief Financial Officer	April 29, 2013
Keith Gubbay	and Treasurer
(Principal Financial Officer)

/s/ Vincent A. Montiverdi*	Vice President and Controller	April 29, 2013
Vincent A. Montiverdi	(Principal Accounting Officer)

*By: /s/ Kenneth N. Crowley	Attorney-in-Fact for:	April 29, 2013
Kenneth N. Crowley	Thomas A. Bogart, Director
Scott M. Davis, Director
Colm J. Freyne, Director
Larry R. Madge, Director
Kenneth A. McCullum, Director

*Kenneth N. Crowley has signed this document on the indicated date on behalf of the above Directors for the Depositor pursuant to powers of attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Resolution of the Board of Directors is incorporated herein by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N-4, File No. 333-83516, filed on or about April 29, 2013. Powers of attorney are included herein as Exhibit (14)(a).

Exhibits

(10)(a) Consents of Deloitte & Touche LLP

(10)(b) Representation of Counsel pursuant to Rule 485(b)

(14)(a) Powers of Attorney